                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-06241








                            Loomis Sayles Funds II
              (Exact name of Registrant as specified in charter)

       399 Boylston Street, Boston, Massachusetts             02116
        (Address of principal executive offices)           (Zip code)



                          Coleen Downs Dinneen, Esq.
                   IXIS Asset Management Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 449-2810


Date of fiscal year end: September 30


Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO] IXIS ADVISOR FUNDS

  Income Funds
  Annual Report
  September 30, 2006
[LOGO] LOOMIS SAYLES & COMPANY, L.P.


Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund

TABLE OF CONTENTS

Management Discussion
and Performance..........Page 1

Portfolio of InvestmentsPage 20

Financial Statements....Page 43

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFRX
Class B         NERBX
Class C         NECRX
Class Y         NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

Rising energy prices and rapid economic growth during much of the fiscal year ended September 30, 2006, prompted the Federal Reserve Board to raise interest rates in an effort to subdue inflation pressures. However, by late summer, falling energy prices and slower economic growth caused the Fed to pause in its tightening cycle. In this environment, interest rates declined and bond prices rebounded. Performance was strong across all fixed-income sectors.

For its 2006 fiscal year, Loomis Sayles Core Plus Bond Fund's Class A shares returned 4.03% at net asset value, including $0.61 per share in reinvested dividends. The fund's benchmark, the Lehman Aggregate Bond Index, returned 3.67% for the same period, while the average return on Morningstar's Intermediate-Term Bond category was 3.21%. The fund's 30-day SEC yield was 4.93% as of September 30, 2006.

U.S. CORPORATE BONDS DROVE PERFORMANCE
The fund was well diversified during the period, with positions in high-yield and investment-grade corporate bonds, mortgage- and asset-backed securities, government and agency bonds, and securities issued in developed and emerging markets overseas. Investments in high-yielding U.S. corporate bonds had the biggest positive impact on performance, with a major automaker and a global finance company among the fund's best performers. The auto company bonds delivered a combination of high yield and price appreciation as investors reacted favorably to news of a restructuring. A consortium of investors is expected to purchase a major share of the financing company, leading to speculation that its bond rating may rise. Among investment-grade bonds, attractive yields from industrials stimulated demand, lifting prices.

Early in the fiscal year we maintained the portfolio in a "barbell" structure, with emphasis on both long- and short-maturity bonds. While this configuration aided results early in the period, we subsequently shifted emphasis, adding more intermediate-term bonds, which we felt offered better value. Although the fund's duration - its price sensitivity to interest-rate changes - remained modestly longer than the benchmark, we gradually shortened it during fiscal 2006 to reflect the decline in bond yields and the presence of portfolio holdings that were not denominated in U.S. dollars.

MORTGAGE-BACKED AND JAPANESE SECURITIES DETRACTED
The fund's position in mortgage-backed securities was a slight drag on performance, especially early in the period when refinancing remained a concern. However, the fund had a smaller allocation to mortgage securities than the benchmark. The fund's position in bonds denominated in the Japanese yen also detracted from performance. The yen declined against the dollar during the period, but we continue to hold these bonds in anticipation of a recovery.

SECTOR DIVERSIFICATION SHOULD CONTRIBUTE TO STRONG RETURNS
We believe the inversion of the yield curve late in the fiscal period reflected undue investor pessimism. Now that its goal - a "soft landing" for the economy, with moderate growth and subdued inflation - seems to be in sight, we think the Fed may be nearing the end of its rate-raising cycle. We believe interest rates will remain near current levels through the calendar year and into 2007.

Demand for investment-grade bonds remains robust, as corporations continue to generate solid earnings, and we believe careful security selection in the sector could produce favorable returns over Treasuries. As long as the economy remains healthy, we think investors may continue to find higher-risk assets attractive, and the fund's emphasis on high-yield bonds with stable to improving credit trends could prove beneficial. We anticipate modest performance from global sectors, and positions in non-U.S.-dollar-denominated bonds, including Asian and emerging market debt, could provide favorable returns. Because we believe the U.S. dollar may weaken, foreign currency exposure should be increasingly important for the fund. In our opinion, the best returns should come from maintaining the portfolio diversified across all market sectors.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                  September 30, 1996 through September 30, 2006

                                    [CHART]

             Net Asset    Maximum Sales   Lehman Aggregate      Lehman U.S.
             Value/1/      Charge/2/       Bond Index/3/     Credit Index /4/
            ----------    -------------   ----------------   ----------------
 9/30/1996    $10,000         $ 9,550         $10,000              $10,000
10/31/1996     10,254           9,793          10,222               10,273
11/30/1996     10,501          10,029          10,397               10,493
12/31/1996     10,379           9,912          10,300               10,348
 1/31/1997     10,437           9,968          10,331               10,362
 2/28/1997     10,503          10,031          10,357               10,406
 3/31/1997     10,347           9,881          10,242               10,244
 4/30/1997     10,461           9,990          10,396               10,399
 5/31/1997     10,602          10,125          10,494               10,517
 6/30/1997     10,788          10,303          10,619               10,665
 7/31/1997     11,222          10,717          10,905               11,056
 8/31/1997     11,031          10,535          10,812               10,893
 9/30/1997     11,251          10,744          10,971               11,083
10/31/1997     11,358          10,847          11,131               11,224
11/30/1997     11,410          10,896          11,182               11,287
12/31/1997     11,527          11,009          11,294               11,407
 1/31/1998     11,681          11,155          11,439               11,542
 2/28/1998     11,718          11,191          11,431               11,538
 3/31/1998     11,791          11,260          11,470               11,581
 4/30/1998     11,845          11,312          11,530               11,654
 5/31/1998     11,966          11,427          11,639               11,792
 6/30/1998     12,010          11,470          11,738               11,879
 7/31/1998     11,979          11,440          11,763               11,868
 8/31/1998     11,860          11,327          11,954               11,924
 9/30/1998     12,318          11,764          12,234               12,310
10/31/1998     12,189          11,640          12,170               12,120
11/30/1998     12,431          11,872          12,239               12,349
12/31/1998     12,451          11,891          12,275               12,384
 1/31/1999     12,586          12,019          12,363               12,507
 2/28/1999     12,331          11,776          12,147               12,210
 3/31/1999     12,502          11,939          12,215               12,296
 4/30/1999     12,600          12,033          12,253               12,332
 5/31/1999     12,327          11,772          12,146               12,168
 6/30/1999     12,248          11,697          12,107               12,104
 7/31/1999     12,200          11,651          12,056               12,037
 8/31/1999     12,151          11,605          12,050               12,008
 9/30/1999     12,357          11,801          12,189               12,138
10/31/1999     12,385          11,828          12,234               12,194
11/30/1999     12,404          11,846          12,234               12,207
12/31/1999     12,410          11,852          12,175               12,142
 1/31/2000     12,358          11,802          12,135               12,100
 2/29/2000     12,498          11,935          12,281               12,212
 3/31/2000     12,669          12,099          12,443               12,316
 4/30/2000     12,436          11,876          12,408               12,208
 5/31/2000     12,344          11,788          12,402               12,162
 6/30/2000     12,718          12,145          12,660               12,468
 7/31/2000     12,793          12,217          12,775               12,619
 8/31/2000     12,958          12,375          12,960               12,783
 9/30/2000     12,977          12,393          13,041               12,850
10/31/2000     12,903          12,323          13,128               12,863
11/30/2000     13,026          12,440          13,342               13,029
12/31/2000     13,328          12,728          13,590               13,282
 1/31/2001     13,658          13,044          13,812               13,646
 2/28/2001     13,794          13,173          13,933               13,765
 3/31/2001     13,810          13,189          14,002               13,850
 4/30/2001     13,732          13,114          13,944               13,800
 5/31/2001     13,819          13,198          14,028               13,927
 6/30/2001     13,824          13,201          14,081               13,997
 7/31/2001     14,173          13,535          14,396               14,363
 8/31/2001     14,331          13,686          14,561               14,555
 9/30/2001     14,270          13,628          14,731               14,534
10/31/2001     14,552          13,897          15,039               14,895
11/30/2001     14,456          13,805          14,832               14,765
12/31/2001     14,294          13,650          14,738               14,664
 1/31/2002     14,261          13,619          14,857               14,788
 2/28/2002     14,205          13,566          15,001               14,899
 3/31/2002     14,050          13,418          14,751               14,624
 4/30/2002     14,182          13,544          15,037               14,828
 5/31/2002     14,301          13,658          15,165               15,024
 6/30/2002     13,957          13,329          15,296               15,049
 7/31/2002     13,795          13,174          15,481               15,041
 8/31/2002     14,109          13,475          15,742               15,431
 9/30/2002     14,156          13,519          15,997               15,724
10/31/2002     14,077          13,443          15,924               15,542
11/30/2002     14,344          13,699          15,920               15,743
12/31/2002     14,700          14,038          16,249               16,207
 1/31/2003     14,782          14,117          16,263               16,260
 2/28/2003     14,995          14,320          16,488               16,585
 3/31/2003     15,039          14,362          16,475               16,597
 4/30/2003     15,264          14,577          16,611               16,904
 5/31/2003     15,568          14,867          16,921               17,437
 6/30/2003     15,593          14,891          16,887               17,394
 7/31/2003     15,058          14,380          16,319               16,652
 8/31/2003     15,203          14,518          16,428               16,783
 9/30/2003     15,640          14,937          16,863               17,369
10/31/2003     15,601          14,899          16,705               17,184
11/30/2003     15,696          14,990          16,745               17,263
12/31/2003     15,951          15,233          16,916               17,455
 1/31/2004     16,088          15,364          17,052               17,632
 2/29/2004     16,212          15,482          17,236               17,854
 3/31/2004     16,333          15,598          17,365               18,026
 4/30/2004     15,917          15,201          16,914               17,458
 5/31/2004     15,777          15,067          16,846               17,336
 6/30/2004     15,873          15,159          16,941               17,409
 7/31/2004     16,052          15,330          17,109               17,623
 8/31/2004     16,373          15,637          17,435               18,039
 9/30/2004     16,467          15,726          17,483               18,141
10/31/2004     16,646          15,897          17,629               18,316
11/30/2004     16,613          15,865          17,489               18,133
12/31/2004     16,764          16,010          17,650               18,370
 1/31/2005     16,804          16,048          17,760               18,515
 2/28/2005     16,788          16,032          17,656               18,406
 3/31/2005     16,569          15,824          17,565               18,177
 4/30/2005     16,639          15,890          17,803               18,421
 5/31/2005     16,794          16,038          17,995               18,678
 6/30/2005     16,905          16,144          18,093               18,827
 7/31/2005     16,857          16,099          17,929               18,638
 8/31/2005     17,029          16,263          18,159               18,921
 9/30/2005     16,866          16,107          17,971               18,638
10/31/2005     16,748          15,994          17,829               18,434
11/30/2005     16,810          16,053          17,908               18,546
12/31/2005     16,947          16,185          18,078               18,729
 1/31/2006     17,003          16,238          18,079               18,691
 2/28/2006     17,065          16,297          18,139               18,774
 3/31/2006     16,938          16,176          17,961               18,510
 4/30/2006     16,950          16,187          17,929               18,442
 5/31/2006     16,901          16,140          17,910               18,410
 6/30/2006     16,915          16,153          17,948               18,438
 7/31/2006     17,145          16,373          18,190               18,710
 8/31/2006     17,378          16,596          18,469               19,056
 9/30/2006     17,546          16,757          18,631               19,269


Average Annual Total Returns -- September 30, 2006


                                           1 YEAR      5 YEARS    10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value/1/                          4.03%/7/    4.22%/7/    5.78%/7/
With Maximum Sales Charge/2/            -0.67/7/     3.27/7/     5.29/7/

CLASS B (Inception 9/13/93)
Net Asset Value/1/                       3.26/7/     3.46/7/     5.00/7/
With CDSC/5/                            -1.67/7/     3.12/7/     5.00/7/

CLASS C (Inception 12/30/94)
Net Asset Value/1/                       3.26/7/     3.46/7/     5.00/7/
With CDSC/5/                             2.27/7/     3.46/7/     5.00/7/

CLASS Y (Inception 12/30/94)
Net Asset Value/1/                          4.28     4.62/7/     6.12/7/
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                    1 YEAR      5 YEARS    10 YEARS
Lehman Aggregate Bond Index/3/              3.67%       4.81%       6.42%
Lehman U.S. Credit Index/4/                 3.39        5.80        6.78
Morningstar Int.-Term Bond Fund Avg./6/     3.21        4.37        5.67

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 56.4       51.4
----------------------------------------
Aa                   1.5        0.3
----------------------------------------
A                    1.2        3.3
----------------------------------------
Baa                 16.6       22.5
----------------------------------------
Ba                  13.1       15.8
----------------------------------------
B                    5.0        2.7
----------------------------------------
Not rated*           4.7        2.2
----------------------------------------
Short-term & other   1.5        1.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               6.8         6.0
--------------------------------------------------
1-5 years                   39.4        46.1
--------------------------------------------------
5-10 years                  38.5        31.8
--------------------------------------------------
10+ years                   15.3        16.1
--------------------------------------------------
Average Effective Maturity   7.6 years   6.8 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.
/5/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Matthew J. Eagan, CFA
Kathleen C. Gaffney, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFHX
Class B         NEHBX
Class C         NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

A resilient economy and strong corporate profits were hallmarks of Loomis Sayles High Income Fund's fiscal year, which ended September 30, 2006. A slowing housing market and declining energy prices late in the period contributed to the Federal Reserve Board's decision to pause from its rate-tightening policies in August and September, calming investors' concerns that the Fed might tighten the economy into a recession. The yield curve, (a graphical representation of the difference in yields between short- and long-term interest rates), "flattened" during the year and eventually became inverted, as yields on short-term Treasury securities rose above long-term rates. However, during the fund's closing fiscal quarter, longer-term issues recouped some of the losses they suffered earlier in fiscal 2006 and provided the highest returns for the year as a whole.

For the 12 months ended September 30, 2006, the fund's total return was 9.39% based on the net asset value of Class A shares and $0.34 in reinvested dividends. The fund surpassed its benchmark, the Lehman High Yield Composite Index, which returned 8.07% for the period, and came in well above the 6.76% average return on Morningstar's High Yield Bond category. The fund's 30-day SEC yield as of the end of September 2006 was 6.72%.

STRATEGY REMAINED MODERATELY AGGRESSIVE
After a short-lived flight to quality in May and June, the higher-risk/return segments of the market rebounded as the economy grew and default rates remained low. Although the difference in yield between high- and low-quality bonds fluctuated within a tight range, investors generally seemed to be comfortable focusing on income more than safety. Emerging markets also provided attractive returns, as improving economies helped investors look past country-specific events.

Although the fund's duration (its price sensitivity to changes in interest rates) has been somewhat longer than its benchmark during fiscal 2006, we shortened it slightly in the first half, and built up some liquidity from short-term investments while we waited patiently for attractive opportunities in high-yield bonds. We also maintained an average quality rating of Ba2 throughout the fiscal year, another moderately aggressive strategy, although we shifted some assets into higher-quality issues in the course of the year, as spreads continued to narrow.

DIVERSIFIED BY ECONOMIC SECTOR, TYPE OF SECURITY, AND CURRENCY
Communications and consumer non-cyclicals, including biotech and pharmaceuticals, were the strongest sectors during fiscal 2006. Our selections in the transportation sector also performed well. However, the auto parts and electric utility industries both experienced setbacks during the period, which detracted somewhat from the fund's results. Convertible preferreds, which convey the right to be converted to the issuer's preferred stock, performed well, accounting for 5.4% of the fund's net assets as of September 30, 2006.

We also continued to invest in issues denominated in foreign currencies, which are not part of the benchmark. Issues denominated in U.S. dollars accounted for more than 82% of the fund's total investments at the end of September 2006, slightly less than 85% one year ago. We gradually increased the fund's position in certain high-quality, short-duration issues denominated in other currencies, including Brazil, Mexico, Thailand, and Britain, all of which provided positive results. Issues denominated in the currencies of Argentina and Malaysia were detractors during the period.

OUTLOOK INCLUDES STABLE ECONOMIC GROWTH AND BENIGN INFLATION
In the United States, the slowdown in housing, coupled with falling prices of energy and other commodities, helped reduce inflation pressures and allowed the Fed to take a "wait and see" attitude. If the economy picks up speed in 2007, then we believe Treasury yields are vulnerable to a modest rise. Given today's historically low interest rates, we believe investors will continue to favor the high-yield sector. As always, we will focus our efforts on careful credit research, seeking the potential for improving credit quality in selected names.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

            Net Asset       Maximum Sales   Lehman High Yield
             Value/1/         Charge/2/     Composite Index/3/
            ---------       -------------   ------------------
 9/30/1996   $10,000          $ 9,550             $10,000
10/31/1996     9,978            9,529              10,077
11/30/1996    10,184            9,725              10,278
12/31/1996    10,356            9,890              10,349
 1/31/1997    10,364            9,898              10,444
 2/28/1997    10,727           10,244              10,618
 3/31/1997    10,584           10,108              10,465
 4/30/1997    10,643           10,164              10,567
 5/31/1997    10,997           10,502              10,802
 6/30/1997    11,068           10,570              10,951
 7/31/1997    11,370           10,859              11,252
 8/31/1997    11,443           10,928              11,227
 9/30/1997    11,784           11,254              11,449
10/31/1997    11,682           11,156              11,459
11/30/1997    11,838           11,305              11,569
12/31/1997    11,948           11,410              11,670
 1/31/1998    12,127           11,582              11,880
 2/28/1998    12,110           11,565              11,950
 3/31/1998    12,235           11,685              12,062
 4/30/1998    12,301           11,748              12,110
 5/31/1998    12,282           11,729              12,152
 6/30/1998    12,323           11,769              12,195
 7/31/1998    12,305           11,751              12,265
 8/31/1998    11,451           10,936              11,588
 9/30/1998    11,342           10,832              11,640
10/31/1998    11,104           10,604              11,402
11/30/1998    11,901           11,366              11,875
12/31/1998    11,743           11,214              11,888
 1/31/1999    12,007           11,467              12,065
 2/28/1999    12,083           11,539              11,993
 3/31/1999    12,278           11,726              12,108
 4/30/1999    12,542           11,978              12,343
 5/31/1999    12,235           11,685              12,175
 6/30/1999    12,201           11,652              12,149
 7/31/1999    12,152           11,605              12,198
 8/31/1999    11,963           11,424              12,064
 9/30/1999    11,885           11,350              11,977
10/31/1999    11,992           11,452              11,897
11/30/1999    12,071           11,528              12,036
12/31/1999    12,212           11,663              12,172
 1/31/2000    12,077           11,533              12,120
 2/29/2000    12,131           11,585              12,143
 3/31/2000    11,765           11,235              11,888
 4/30/2000    11,757           11,228              11,907
 5/31/2000    11,429           10,915              11,785
 6/30/2000    11,776           11,246              12,025
 7/31/2000    11,845           11,312              12,117
 8/31/2000    11,798           11,267              12,200
 9/30/2000    11,554           11,034              12,093
10/31/2000    10,977           10,483              11,706
11/30/2000    10,065            9,612              11,242
12/31/2000    10,245            9,784              11,459
 1/31/2001    11,435           10,920              12,318
 2/28/2001    11,377           10,865              12,482
 3/31/2001    10,796           10,310              12,188
 4/30/2001    10,465            9,994              12,036
 5/31/2001    10,493           10,021              12,253
 6/30/2001     9,890            9,445              11,909
 7/31/2001    10,085            9,631              12,084
 8/31/2001    10,008            9,557              12,227
 9/30/2001     9,097            8,688              11,405
10/31/2001     8,997            8,592              11,687
11/30/2001     9,288            8,870              12,114
12/31/2001     9,154            8,742              12,064
 1/31/2002     9,210            8,796              12,148
 2/28/2002     8,930            8,529              11,979
 3/31/2002     9,171            8,758              12,267
 4/30/2002     9,096            8,686              12,463
 5/31/2002     8,963            8,559              12,394
 6/30/2002     8,322            7,947              11,480
 7/31/2002     7,761            7,412              10,979
 8/31/2002     8,033            7,672              11,292
 9/30/2002     7,735            7,387              11,143
10/31/2002     7,731            7,384              11,046
11/30/2002     8,246            7,875              11,730
12/31/2002     8,344            7,968              11,894
 1/31/2003     8,521            8,137              12,290
 2/28/2003     8,640            8,251              12,442
 3/31/2003     8,863            8,464              12,800
 4/30/2003     9,375            8,953              13,559
 5/31/2003     9,539            9,110              13,699
 6/30/2003     9,745            9,307              14,093
 7/31/2003     9,551            9,121              13,938
 8/31/2003     9,653            9,218              14,099
 9/30/2003     9,969            9,521              14,484
10/31/2003    10,181            9,723              14,777
11/30/2003    10,394            9,927              15,001
12/31/2003    10,672           10,192              15,340
 1/31/2004    10,837           10,350              15,633
 2/29/2004    10,790           10,304              15,594
 3/31/2004    10,851           10,363              15,700
 4/30/2004    10,603           10,125              15,593
 5/31/2004    10,328            9,863              15,329
 6/30/2004    10,551           10,076              15,549
 7/31/2004    10,636           10,158              15,760
 8/31/2004    10,927           10,435              16,069
 9/30/2004    11,079           10,580              16,302
10/31/2004    11,324           10,814              16,597
11/30/2004    11,503           10,985              16,797
12/31/2004    11,776           11,246              17,047
 1/31/2005    11,815           11,283              17,025
 2/28/2005    12,089           11,545              17,276
 3/31/2005    11,661           11,137              16,773
 4/30/2005    11,423           10,909              16,610
 5/31/2005    11,720           11,193              16,905
 6/30/2005    11,999           11,459              17,236
 7/31/2005    12,188           11,639              17,538
 8/31/2005    12,252           11,701              17,571
 9/30/2005    12,224           11,674              17,396
10/31/2005    12,073           11,529              17,275
11/30/2005    12,191           11,642              17,365
12/31/2005    12,369           11,812              17,514
 1/31/2006    12,737           12,164              17,793
 2/28/2006    12,932           12,350              17,912
 3/31/2006    12,981           12,397              18,019
 4/30/2006    13,057           12,469              18,130
 5/31/2006    12,820           12,244              18,128
 6/30/2006    12,844           12,266              18,064
 7/31/2006    12,967           12,383              18,241
 8/31/2006    13,244           12,648              18,537
 9/30/2006    13,373           12,771              18,800


Average Annual Total Returns -- September 30, 2006


                                                                             SINCE
                                         1 YEAR/6/ 5 YEARS/6/ 10 YEARS/6/ INCEPTION/6/
CLASS A (Inception 2/22/84)
Net Asset Value/1/                         9.39%      8.01%      2.95%         --
With Maximum Sales Charge/2/               4.56       7.01       2.48          --

CLASS B (Inception 9/20/93)
Net Asset Value/1/                         8.79       7.21       2.22          --
With CDSC/4/                               3.79       6.91       2.22          --

CLASS C (Inception 3/2/98)
Net Asset Value/1/                         8.58       7.17         --        0.39
With CDSC/4/                               7.58       7.17         --        0.39
--------------------------------------------------------------------------------------

                                                                             SINCE
                                                                            CLASS C
COMPARATIVE PERFORMANCE                   1 YEAR    5 YEARS    10 YEARS   INCEPTION/7/
Lehman High Yield Composite Index/3/       8.07%     10.51%      6.52%       5.36%
Morningstar High Yield Bond Fund Avg./5/   6.76       9.21       5.17        3.65

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                  8.0         --
----------------------------------------
Aa                   2.5        0.9
----------------------------------------
A                    0.5         --
----------------------------------------
Baa                  6.8        6.6
----------------------------------------
Ba                  17.4       29.7
----------------------------------------
B                   39.4       23.6
----------------------------------------
Caa                  6.8       16.3
----------------------------------------
Ca                    --        0.5
----------------------------------------
Not rated*          13.7       21.0
----------------------------------------
Short-term & other   4.9        1.4
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               4.0         1.8
--------------------------------------------------
1-5 years                   25.9        24.4
--------------------------------------------------
5-10 years                  23.1        31.2
--------------------------------------------------
10+ years                   47.0        42.6
--------------------------------------------------
Average Effective Maturity  12.0 years  12.3 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/7/The since-inception comparative performance figures shown for Class C shares are calculated from 4/1/98.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFLX
Class B         NELBX
Class C         NECLX
Class Y         NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

After raising the federal funds rate (the interest rate banks charge one another for overnight loans) at successive meetings in the fiscal year ended September 30, 2006, the Federal Reserve Board left rates unchanged during August and September. This suggests that the Fed is confident that inflationary pressures have subsided, at least for the time being. It has been a volatile period for the bond markets. Long-term interest rates were slower to respond to the Fed's tightening pressure than short-term rates. The yield curve (a graphical representation of difference in yields between long- and short-term interest rates) flattened during the year and eventually became inverted, as yields on short-term Treasury securities rose above long-term rates.

Loomis Sayles Limited Term Government and Agency Fund's total return for the fiscal year ended September 30, 2006 was 3.20% based on the net asset value of Class A shares and $0.43 in reinvested dividends. The fund's benchmark, the Lehman 1-5 Year Government Bond Index, returned 3.69%, while the average return on Morningstar's Short Government category was 3.12%. The fund's 30-day SEC yield was 4.47% as of September 30, 2006.

HIGHER-YIELDING SECURITIES CONTRIBUTED TO PERFORMANCE
Its emphasis on mortgage-backed securities (MBS) helped put the fund in the upper half of its Morningstar category, which is composed of managed mutual funds that invest in short-term U.S. government bonds. The fund's results were slightly behind its Lehman benchmark, an index of government bonds maturing in 1-5 years.

For the bond market as a whole, U.S. Treasury securities were among the weaker performers during the fiscal year, largely because these top-quality securities have a lower yield than mortgage-backed securities, which are regarded as riskier. Although there were periods during the year when investors chose safety and liquidity over yield and Treasuries outperformed, for the full period, higher current income provided a performance edge.

The fund emphasized mortgage-backed securities throughout the year, and holdings in Treasury securities were reduced. Despite periods of price volatility, the net effect of our strategy was positive for the fund. We used periods when prices dipped to add to the fund's holdings, and we initiated a position in commercial mortgage-backed securities (CMBS) - loan portfolios backed by mortgages on commercial property as opposed to home mortgages. The CMBS in the fund's portfolio are top rated (AAA) and have pre-payment protection, but they also offer the potential for a significantly higher interest rate than Treasury securities. We will continue to look for opportunities in this sector.

DURATION STRATEGY REFLECTS OUTLOOK FOR DECLINING INTEREST RATES
Because we had gradually increased the portfolio's duration during the fiscal year, the fund was able to benefit from a decline in interest rates as the period drew to a close. However, we are not yet convinced that rates have begun a secular downtrend, so recently we again reduced the fund's duration modestly. The portfolio remains in what we describe as a barbelled maturity structure, with greater concentrations of assets at the shorter and longer ends of the yield curve. This allows the fund to benefit from relative stability on the short end and higher yields on the long end of the curve. Down the line, we believe the yield curve should move out of its current configuration, resuming a pattern that is historically more normal.

We do not expect the Fed to significantly increase interest rates in the near future, although we are not ruling out the potential for an additional 0.25% rate hike. Based on this relatively benign interest rate outlook, we are focusing on identifying income opportunities rather than looking for capital appreciation.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                                               Lehman 1-5 Year
               Net Asset   Maximum Sales       Government Bond
               Value/1/      Charge/2/              Index/3/
               ---------   -------------       ----------------
 9/30/1996     $10,000        $ 9,700               $10,000
10/31/1996      10,161          9,856                10,137
11/30/1996      10,288          9,979                10,232
12/31/1996      10,206          9,900                10,207
 1/31/1997      10,249          9,941                10,253
 2/28/1997      10,262          9,954                10,272
 3/31/1997      10,209          9,902                10,241
 4/30/1997      10,298          9,989                10,340
 5/31/1997      10,361         10,050                10,415
 6/30/1997      10,461         10,147                10,495
 7/31/1997      10,633         10,314                10,646
 8/31/1997      10,615         10,297                10,634
 9/30/1997      10,726         10,404                10,730
10/31/1997      10,846         10,520                10,831
11/30/1997      10,864         10,538                10,852
12/31/1997      10,947         10,618                10,933
 1/31/1998      11,105         10,772                11,058
 2/28/1998      11,080         10,747                11,056
 3/31/1998      11,061         10,729                11,094
 4/30/1998      11,104         10,771                11,147
 5/31/1998      11,176         10,841                11,214
 6/30/1998      11,258         10,920                11,278
 7/31/1998      11,273         10,934                11,326
 8/31/1998      11,453         11,109                11,500
 9/30/1998      11,781         11,427                11,709
10/31/1998      11,666         11,316                11,755
11/30/1998      11,630         11,281                11,729
12/31/1998      11,655         11,305                11,769
 1/31/1999      11,717         11,366                11,820
 2/28/1999      11,583         11,235                11,720
 3/31/1999      11,637         11,288                11,802
 4/30/1999      11,671         11,321                11,836
 5/31/1999      11,583         11,236                11,797
 6/30/1999      11,508         11,163                11,830
 7/31/1999      11,453         11,109                11,849
 8/31/1999      11,448         11,105                11,878
 9/30/1999      11,579         11,231                11,968
10/31/1999      11,601         11,253                11,995
11/30/1999      11,612         11,264                12,011
12/31/1999      11,575         11,228                12,000
 1/31/2000      11,525         11,180                11,976
 2/29/2000      11,628         11,279                12,066
 3/31/2000      11,772         11,419                12,162
 4/30/2000      11,734         11,382                12,178
 5/31/2000      11,740         11,388                12,218
 6/30/2000      11,908         11,551                12,378
 7/31/2000      11,968         11,609                12,459
 8/31/2000      12,093         11,731                12,572
 9/30/2000      12,187         11,821                12,681
10/31/2000      12,230         11,864                12,756
11/30/2000      12,397         12,025                12,903
12/31/2000      12,542         12,166                13,091
 1/31/2001      12,701         12,320                13,270
 2/28/2001      12,796         12,412                13,370
 3/31/2001      12,877         12,491                13,476
 4/30/2001      12,851         12,466                13,485
 5/31/2001      12,915         12,528                13,552
 6/30/2001      12,925         12,537                13,597
 7/31/2001      13,165         12,770                13,796
 8/31/2001      13,252         12,854                13,899
 9/30/2001      13,460         13,056                14,170
10/31/2001      13,662         13,252                14,340
11/30/2001      13,484         13,080                14,246
12/31/2001      13,402         13,000                14,223
 1/31/2002      13,473         13,069                14,268
 2/28/2002      13,606         13,198                14,361
 3/31/2002      13,410         13,008                14,211
 4/30/2002      13,656         13,246                14,424
 5/31/2002      13,749         13,336                14,505
 6/30/2002      13,886         13,470                14,657
 7/31/2002      14,085         13,662                14,885
 8/31/2002      14,223         13,796                14,991
 9/30/2002      14,351         13,920                15,172
10/31/2002      14,382         13,951                15,197
11/30/2002      14,316         13,887                15,113
12/31/2002      14,495         14,060                15,317
 1/31/2003      14,488         14,053                15,302
 2/28/2003      14,614         14,175                15,413
 3/31/2003      14,604         14,166                15,437
 4/30/2003      14,629         14,190                15,472
 5/31/2003      14,718         14,276                15,608
 6/30/2003      14,691         14,251                15,615
 7/31/2003      14,386         13,954                15,408
 8/31/2003      14,433         14,000                15,416
 9/30/2003      14,673         14,233                15,649
10/31/2003      14,570         14,133                15,545
11/30/2003      14,609         14,171                15,538
12/31/2003      14,712         14,270                15,648
 1/31/2004      14,775         14,332                15,703
 2/29/2004      14,889         14,442                15,820
 3/31/2004      14,945         14,497                15,900
 4/30/2004      14,676         14,236                15,647
 5/31/2004      14,628         14,189                15,614
 6/30/2004      14,683         14,243                15,631
 7/31/2004      14,766         14,323                15,714
 8/31/2004      14,952         14,503                15,884
 9/30/2004      14,947         14,499                15,877
10/31/2004      15,025         14,574                15,951
11/30/2004      14,957         14,509                15,836
12/31/2004      15,007         14,556                15,889
 1/31/2005      15,028         14,577                15,884
 2/28/2005      14,969         14,520                15,821
 3/31/2005      14,924         14,476                15,800
 4/30/2005      15,055         14,604                15,931
 5/31/2005      15,132         14,678                16,019
 6/30/2005      15,155         14,700                16,057
 7/31/2005      15,087         14,634                15,967
 8/31/2005      15,192         14,737                16,104
 9/30/2005      15,106         14,653                16,025
10/31/2005      15,039         14,588                15,993
11/30/2005      15,084         14,632                16,052
12/31/2005      15,184         14,728                16,125
 1/31/2006      15,190         14,734                16,144
 2/28/2006      15,240         14,783                16,149
 3/31/2006      15,167         14,712                16,146
 4/30/2006      15,175         14,719                16,190
 5/31/2006      15,170         14,715                16,203
 6/30/2006      15,193         14,737                16,230
 7/31/2006      15,343         14,883                16,374
 8/31/2006      15,481         15,017                16,518
 9/30/2006      15,590         15,122                16,616


Average Annual Total Returns -- September 30, 2006


                                        1 YEAR      5 YEARS    10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value/1/                       3.20%/6/    2.98%/6/    4.54%/6/
With Maximum Sales Charge/2/          0.13/6/     2.35/6/     4.22/6/

CLASS B (Inception 9/27/93)
Net Asset Value/1/                    2.36/6/     2.26/6/     3.84/6/
With CDSC/4/                         -2.60/6/     1.91/6/     3.84/6/

CLASS C (Inception 12/30/94)
Net Asset Value/1/                    2.46/6/     2.28/6/     3.85/6/
With CDSC/4/                          1.47/6/     2.28/6/     3.85/6/

CLASS Y (Inception 3/31/94)
Net Asset Value/1/                       3.43        3.28        4.90
-------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                 1 YEAR      5 YEARS    10 YEARS
Lehman 1-5 Yr Gov't Bond Index/3/        3.69%       3.24%       5.21%
Morningstar Short Gov't Fund Avg./5/     3.12        2.74        4.55

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                               % of Net Assets as of
FUND COMPOSITION               9/30/06    9/30/05
----------------------------------------------------
Mortgage Related                65.4       55.8
----------------------------------------------------
Treasuries                      19.4       31.0
----------------------------------------------------
Government Sponsored             5.8        7.7
----------------------------------------------------
Asset-Backed Securities          4.5        4.3
----------------------------------------------------
Hybrid ARMs                      2.0         --
----------------------------------------------------
Mortgage Backed Securities       1.1         --
----------------------------------------------------
Short-Term Investments & Other   1.8        1.2
----------------------------------------------------


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less              21.3         9.3
--------------------------------------------------
1-5 years                   59.6        80.9
--------------------------------------------------
5-10 years                  19.1         5.9
--------------------------------------------------
10+ years                    n/a         3.9
--------------------------------------------------
Average Effective Maturity   3.5 years   3.5 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 3.00%.
/3/Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFMX
Class B         NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 2006, the Federal Reserve Board gradually raised the federal funds rate (the rate banks charge one another on overnight loans) by 1.5%, which caused bond prices to decline. Short-term bonds were most affected, but long-term rates eventually followed suit, leaving spreads (the difference between short- and long-term interest rates) near historic lows.

For fiscal 2006, the total return on Loomis Sayles Massachusetts Tax Free Income Fund was 4.24%, based on the net asset value of Class A shares and $0.64 per share in reinvested dividends. The fund's results were better than the 3.75% average return on Morningstar's Muni Massachusetts category, but lagged the 4.45% return on the Lehman Municipal Bond Index. The fund's 30-day SEC yield at the end of September was 3.76%, equivalent to a taxable yield of 6.07%, adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

MASSACHUSETTS BONDS UNDERPERFORMED NATIONAL MUNI MARKET
Both in terms of supply and demand, Massachusetts bonds were lackluster during the fiscal year relative to the national markets. The best performers were longer maturity, structured, insured bonds. Higher-yielding bonds also performed well as investors in pursuit of more income bid up bond prices. Higher education and healthcare-related issues did well because they tend to offer relatively high yields.

The weakest performers during the period were general obligation bonds, which are backed by local taxpayer receipts and issued for states, counties, school districts, cities and towns. These bonds are regarded as higher in quality than bonds backed by revenues from service fees so their yield is lower. Demand for higher-quality, intermediate maturity, structured issues was generally tepid.

Municipal bonds issued in Puerto Rico are popular additions to many single-state bond funds because they add diversification and the interest they pay is not taxable at either the state or federal levels. Puerto Rico bonds accounted for a portion of the fund's assets throughout the period, but this spring budget woes experienced by this island protectorate brought down the value of these bonds. The timing of our purchase of some Puerto Rico Infrastructure Financing Authority revenue bonds also proved unfortunate, as it preceded a downturn in the market. We believe the seeds for recovery in the Puerto Rican economy may already have been sown, and these holdings continue in the portfolio.

Individual holdings that contributed most to performance during the period included higher-coupon, Massachusetts general obligation bonds. Our strategy for the year has been to keep the fund's maturity longer than the benchmark, seeking higher yields. We also focused on revenue bonds (as opposed to tax-backed issues) again in pursuit of higher yields. Although the portfolio's duration - its sensitivity to changes in interest rates - is slightly shorter now than it has been, this reflects market movements rather than a change in our strategy.

OUTLOOK IS FOR RELATIVELY MINOR CHANGES IN MUNICIPAL BOND RATES
Currently we expect yields to fluctuate close to their current range, and we are not looking for major changes in the yield curve. We will continue to add to the fund's yield as opportunities present themselves. Overall credit quality in the municipal markets appears to be steady or improving slightly with the economy as a whole. Long term, we believe the municipal yield curve should remain flat - with relatively little difference between long- and short-term rates - although the curve in the municipal market is significantly steeper than in the Treasury market. As long as the Fed continues to exercise restraint in its tightening efforts, we believe the municipal market should hold its own or slightly underperform the taxable markets.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/5/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                 Net Asset      Maximum Sales      Lehman Municipal
                  Value/1/        Charge/2/          Bond Index/3/
                 ---------      -------------      ----------------
 9/30/1996        $10,000         $ 9,575             $10,000
10/31/1996         10,105           9,676              10,113
11/30/1996         10,279           9,842              10,298
12/31/1996         10,211           9,777              10,255
 1/31/1997         10,229           9,795              10,274
 2/28/1997         10,328           9,889              10,369
 3/31/1997         10,211           9,777              10,230
 4/30/1997         10,294           9,856              10,316
 5/31/1997         10,440           9,996              10,471
 6/30/1997         10,548          10,100              10,583
 7/31/1997         10,849          10,388              10,876
 8/31/1997         10,748          10,291              10,774
 9/30/1997         10,891          10,428              10,902
10/31/1997         10,944          10,479              10,972
11/30/1997         11,010          10,542              11,037
12/31/1997         11,162          10,688              11,197
 1/31/1998         11,252          10,774              11,313
 2/28/1998         11,237          10,759              11,316
 3/31/1998         11,205          10,729              11,326
 4/30/1998         11,166          10,691              11,275
 5/31/1998         11,338          10,856              11,454
 6/30/1998         11,378          10,894              11,499
 7/31/1998         11,384          10,901              11,528
 8/31/1998         11,565          11,074              11,706
 9/30/1998         11,694          11,197              11,852
10/31/1998         11,646          11,151              11,851
11/30/1998         11,666          11,170              11,893
12/31/1998         11,710          11,212              11,923
 1/31/1999         11,845          11,341              12,065
 2/28/1999         11,790          11,289              12,012
 3/31/1999         11,776          11,276              12,029
 4/30/1999         11,811          11,309              12,059
 5/31/1999         11,735          11,236              11,989
 6/30/1999         11,543          11,053              11,816
 7/31/1999         11,584          11,091              11,859
 8/31/1999         11,419          10,934              11,764
 9/30/1999         11,385          10,901              11,769
10/31/1999         11,226          10,748              11,642
11/30/1999         11,324          10,843              11,765
12/31/1999         11,226          10,749              11,678
 1/31/2000         11,134          10,661              11,627
 2/29/2000         11,272          10,793              11,762
 3/31/2000         11,483          10,995              12,019
 4/30/2000         11,431          10,945              11,948
 5/31/2000         11,386          10,902              11,886
 6/30/2000         11,615          11,122              12,201
 7/31/2000         11,763          11,263              12,371
 8/31/2000         11,910          11,404              12,561
 9/30/2000         11,862          11,358              12,496
10/31/2000         11,958          11,450              12,632
11/30/2000         12,008          11,498              12,728
12/31/2000         12,264          11,743              13,042
 1/31/2001         12,307          11,784              13,172
 2/28/2001         12,350          11,825              13,213
 3/31/2001         12,346          11,822              13,332
 4/30/2001         12,219          11,700              13,187
 5/31/2001         12,338          11,813              13,329
 6/30/2001         12,425          11,897              13,418
 7/31/2001         12,614          12,078              13,617
 8/31/2001         12,851          12,305              13,841
 9/30/2001         12,779          12,236              13,795
10/31/2001         12,898          12,350              13,959
11/30/2001         12,803          12,259              13,842
12/31/2001         12,658          12,120              13,711
 1/31/2002         12,729          12,188              13,949
 2/28/2002         12,873          12,326              14,117
 3/31/2002         12,636          12,099              13,840
 4/30/2002         12,867          12,320              14,111
 5/31/2002         12,968          12,417              14,196
 6/30/2002         13,118          12,561              14,346
 7/31/2002         13,285          12,720              14,531
 8/31/2002         13,447          12,875              14,706
 9/30/2002         13,749          13,165              15,028
10/31/2002         13,499          12,925              14,779
11/30/2002         13,414          12,844              14,717
12/31/2002         13,682          13,101              15,028
 1/31/2003         13,654          13,073              14,990
 2/28/2003         13,868          13,279              15,199
 3/31/2003         13,880          13,291              15,208
 4/30/2003         13,969          13,376              15,309
 5/31/2003         14,327          13,718              15,667
 6/30/2003         14,262          13,656              15,601
 7/31/2003         13,643          13,064              15,055
 8/31/2003         13,732          13,149              15,167
 9/30/2003         14,104          13,505              15,613
10/31/2003         14,082          13,483              15,534
11/30/2003         14,238          13,633              15,696
12/31/2003         14,370          13,760              15,826
 1/31/2004         14,468          13,853              15,917
 2/29/2004         14,681          14,057              16,156
 3/31/2004         14,647          14,025              16,100
 4/30/2004         14,253          13,647              15,719
 5/31/2004         14,190          13,587              15,662
 6/30/2004         14,207          13,604              15,719
 7/31/2004         14,411          13,798              15,926
 8/31/2004         14,693          14,069              16,245
 9/30/2004         14,791          14,163              16,331
10/31/2004         14,925          14,290              16,472
11/30/2004         14,772          14,144              16,336
12/31/2004         14,969          14,333              16,535
 1/31/2005         15,148          14,505              16,690
 2/28/2005         15,086          14,445              16,634
 3/31/2005         14,985          14,348              16,529
 4/30/2005         15,256          14,608              16,790
 5/31/2005         15,383          14,729              16,909
 6/30/2005         15,448          14,791              17,013
 7/31/2005         15,347          14,695              16,937
 8/31/2005         15,513          14,854              17,108
 9/30/2005         15,367          14,714              16,992
10/31/2005         15,247          14,599              16,889
11/30/2005         15,331          14,680              16,970
12/31/2005         15,471          14,813              17,116
 1/31/2006         15,489          14,831              17,162
 2/28/2006         15,616          14,953              17,278
 3/31/2006         15,498          14,839              17,158
 4/30/2006         15,512          14,852              17,153
 5/31/2006         15,572          14,910              17,229
 6/30/2006         15,500          14,842              17,164
 7/31/2006         15,676          15,009              17,368
 8/31/2006         15,919          15,242              17,626
 9/30/2006         16,019          15,338              17,749


Average Annual Total Returns -- September 30, 2006


                                            1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A (Inception 3/23/84)
Net Asset Value/1/                            4.24%     4.63%       4.83%
With Maximum Sales Charge/2/                 -0.20      3.72        4.38

CLASS B (Inception 9/13/93)
Net Asset Value/1/                            3.53      3.92        4.14
With CDSC/4/                                 -1.47      3.58        4.14
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                4.45%     5.17%       5.90%
Morningstar Muni Massachusetts Fund Avg./6/   3.75      4.28        4.94

Yields as of September 30, 2006


                            CLASS A CLASS B
SEC 30-Day Yield/7/          3.76%   3.18%
Taxable Equivalent Yield/8/  6.07    5.14

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 36.8       36.2
----------------------------------------
Aa                  20.5       27.1
----------------------------------------
A                   20.3       18.8
----------------------------------------
Baa                  9.5       11.8
----------------------------------------
Ba                   4.3         --
----------------------------------------
Not rated*           6.0        3.9
----------------------------------------
Short-term & other   2.6        2.2
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               1.9         1.5
--------------------------------------------------
1-5 years                   30.7        21.3
--------------------------------------------------
5-10 years                  49.3        64.4
--------------------------------------------------
10+ years                   18.1        12.8
--------------------------------------------------
Average Effective Maturity   6.9 years   7.3 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.25%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/6/Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFTX
Class B         NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 2006, the Federal Reserve Board gradually raised the federal funds rate (the rate banks charge one another on overnight loans) by 1.5%, causing bond prices to decline. Short-term bonds were most affected, but long-term rates eventually followed suit. By the end of the period, spreads (the difference between short- and long-term interest rates) were near historic lows.

For fiscal 2006, the total return on Class A shares of Loomis Sayles Municipal Income Fund was 4.82%, based on net asset value and $0.28 per share in reinvested dividends. The fund's results were ahead of both the 4.45% return on the fund's benchmark, the Lehman Municipal Bond Index, and the 4.26% average return on Morningstar's Muni National Long category. The fund's 30-day SEC yield at the end of September was 4.07%, equivalent to a taxable yield of 6.18% based on the maximum federal income tax rate of 35.00%.

MARKET FAVORED LONG-TERM AND INSURED BONDS
The fund's emphasis on some of the better-performing revenue sectors - including corporate-backed industrial development bonds (IDBs) and healthcare-related issues - contributed to its positive results. Longer-maturity, structured, insured bonds performed well as the market saw steady demand but lower supply over the period. Higher-yielding IDBs and healthcare issues were also in demand as investors continued to search for higher yield in a lower interest-rate environment.

The weakest performers during the period were general obligation bonds, which are backed by local taxpayer receipts and issued for states, counties, school districts, cities and towns. These bonds are regarded as higher in quality than bonds backed by service fees, so their yield is generally lower. Demand for higher-quality, intermediate quality, structured issues was generally tepid.

On a geographical basis, the strongest areas were New York, Michigan, and California. In these states, credit spreads were tighter and many lower-quality bonds were pre-refunded, raising their perceived quality and market value, although shortening maturities. Weaker geographic areas included Puerto Rico, which has been experiencing budget problems, and Massachusetts and Florida due to fluctuating supply/demand. However, we believe the seeds for recovery in the Puerto Rican economy may already have been sown, so these holdings continue in the portfolio.

Our strategy this year has been to keep the fund's maturity longer than the benchmark, in pursuit of higher yields. We have also tended to focus on revenue as opposed to tax-backed bonds, again in search of current income, and that strategy has proved to be sound. Although the portfolio's duration - its sensitivity to changes in interest rates - was slightly shorter at the end of fiscal 2006 than it has been, this reflects market movements rather than a change in our strategy.

OUTLOOK IS FOR RELATIVELY MINOR CHANGES IN MUNICIPAL BOND RATES
Currently we expect yields to fluctuate close to their current range, and we are not looking for major changes in the yield curve. We will continue to build up the fund's yield as opportunities present themselves. Overall credit quality in the municipal markets appears to be stable or improving slightly with the economy as a whole. Long-term, we believe the municipal yield curve should remain flat - with relatively little difference between long- and short-term rates - although the curve in the municipal market is significantly steeper than in the Treasury market. As long as the Fed continues to exercise restraint in its tightening efforts, we believe the municipal market should hold its own or slightly underperform the taxable markets.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/8/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                   Net Asset     Maximum Sales      Lehman Municipal
                    Value/1/        Charge/2/        Bond Index/3/
                   ---------       ----------       ----------------
 9/30/1996          $10,000          $ 9,550             $10,000
10/31/1996           10,113            9,658              10,113
11/30/1996           10,267            9,805              10,298
12/31/1996           10,236            9,775              10,255
 1/31/1997           10,246            9,785              10,274
 2/28/1997           10,337            9,872              10,369
 3/31/1997           10,206            9,747              10,230
 4/30/1997           10,281            9,818              10,316
 5/31/1997           10,397            9,929              10,471
 6/30/1997           10,541           10,067              10,583
 7/31/1997           10,826           10,339              10,876
 8/31/1997           10,761           10,277              10,774
 9/30/1997           10,851           10,363              10,902
10/31/1997           10,927           10,436              10,972
11/30/1997           10,961           10,468              11,037
12/31/1997           11,112           10,612              11,197
 1/31/1998           11,250           10,744              11,313
 2/28/1998           11,328           10,818              11,316
 3/31/1998           11,345           10,834              11,326
 4/30/1998           11,291           10,783              11,275
 5/31/1998           11,413           10,900              11,454
 6/30/1998           11,461           10,946              11,499
 7/31/1998           11,481           10,964              11,528
 8/31/1998           11,634           11,110              11,706
 9/30/1998           11,728           11,200              11,852
10/31/1998           11,688           11,162              11,851
11/30/1998           11,737           11,209              11,893
12/31/1998           11,751           11,222              11,923
 1/31/1999           11,866           11,332              12,065
 2/28/1999           11,841           11,308              12,012
 3/31/1999           11,846           11,313              12,029
 4/30/1999           11,882           11,347              12,059
 5/31/1999           11,840           11,307              11,989
 6/30/1999           11,705           11,178              11,816
 7/31/1999           11,740           11,212              11,859
 8/31/1999           11,620           11,097              11,764
 9/30/1999           11,625           11,102              11,769
10/31/1999           11,456           10,941              11,642
11/30/1999           11,564           11,044              11,765
12/31/1999           11,471           10,954              11,678
 1/31/2000           11,410           10,896              11,627
 2/29/2000           11,536           11,017              11,762
 3/31/2000           11,714           11,187              12,019
 4/30/2000           11,650           11,125              11,948
 5/31/2000           11,617           11,094              11,886
 6/30/2000           11,830           11,297              12,201
 7/31/2000           11,961           11,423              12,371
 8/31/2000           12,126           11,580              12,561
 9/30/2000           12,093           11,549              12,496
10/31/2000           12,192           11,644              12,632
11/30/2000           12,275           11,723              12,728
12/31/2000           12,478           11,916              13,042
 1/31/2001           12,565           12,000              13,172
 2/28/2001           12,585           12,019              13,213
 3/31/2001           12,688           12,117              13,332
 4/30/2001           12,553           11,988              13,187
 5/31/2001           12,672           12,102              13,329
 6/30/2001           12,773           12,199              13,418
 7/31/2001           12,997           12,412              13,617
 8/31/2001           13,204           12,609              13,841
 9/30/2001           12,976           12,392              13,795
10/31/2001           13,152           12,560              13,959
11/30/2001           13,010           12,424              13,842
12/31/2001           12,851           12,273              13,711
 1/31/2002           13,062           12,474              13,949
 2/28/2002           13,238           12,642              14,117
 3/31/2002           13,021           12,435              13,840
 4/30/2002           13,234           12,639              14,111
 5/31/2002           13,302           12,703              14,196
 6/30/2002           13,426           12,821              14,346
 7/31/2002           13,511           12,903              14,531
 8/31/2002           13,617           13,004              14,706
 9/30/2002           13,835           13,212              15,028
10/31/2002           13,483           12,877              14,779
11/30/2002           13,462           12,856              14,717
12/31/2002           13,790           13,170              15,028
 1/31/2003           13,618           13,005              14,990
 2/28/2003           13,818           13,196              15,199
 3/31/2003           13,811           13,190              15,208
 4/30/2003           13,934           13,307              15,309
 5/31/2003           14,281           13,638              15,667
 6/30/2003           14,251           13,610              15,601
 7/31/2003           13,633           13,019              15,055
 8/31/2003           13,776           13,156              15,167
 9/30/2003           14,188           13,549              15,613
10/31/2003           14,121           13,485              15,534
11/30/2003           14,303           13,659              15,696
12/31/2003           14,429           13,780              15,826
 1/31/2004           14,517           13,864              15,917
 2/29/2004           14,742           14,079              16,156
 3/31/2004           14,732           14,069              16,100
 4/30/2004           14,369           13,723              15,719
 5/31/2004           14,338           13,692              15,662
 6/30/2004           14,346           13,701              15,719
 7/31/2004           14,531           13,877              15,926
 8/31/2004           14,794           14,129              16,245
 9/30/2004           14,880           14,210              16,331
10/31/2004           15,005           14,330              16,472
11/30/2004           14,872           14,202              16,336
12/31/2004           15,057           14,380              16,535
 1/31/2005           15,222           14,537              16,690
 2/28/2005           15,147           14,465              16,634
 3/31/2005           15,050           14,373              16,529
 4/30/2005           15,321           14,631              16,790
 5/31/2005           15,434           14,740              16,909
 6/30/2005           15,524           14,825              17,013
 7/31/2005           15,428           14,733              16,937
 8/31/2005           15,619           14,916              17,108
 9/30/2005           15,460           14,764              16,992
10/31/2005           15,341           14,650              16,889
11/30/2005           15,430           14,735              16,970
12/31/2005           15,561           14,860              17,116
 1/31/2006           15,587           14,886              17,162
 2/28/2006           15,721           15,014              17,278
 3/31/2006           15,602           14,900              17,158
 4/30/2006           15,609           14,907              17,153
 5/31/2006           15,659           14,955              17,229
 6/30/2006           15,603           14,901              17,164
 7/31/2006           15,781           15,071              17,368
 8/31/2006           16,067           15,344              17,626
 9/30/2006           16,203           15,474              17,749


Average Annual Total Returns -- September 30, 2006


                                            1 YEAR/8/ 5 YEARS/8/ 10 YEARS/8/
CLASS A (Inception 5/9/77)
Net Asset Value/1/                            4.82%     4.54%       4.95%
With Maximum Sales Charge/2/                  0.13      3.58        4.47

CLASS B (Inception 9/13/93)
Net Asset Value/1/                            4.03      3.80        4.10
With CDSC/4/                                 -0.97      3.45        4.10
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                4.45%     5.17%       5.90%
Morningstar Muni National Long Fund Avg./5/   4.26      4.56        5.08

Yields as of September 30, 2006


                            CLASS A CLASS B
SEC 30-Day Yield/6/          4.07%   3.51%
Taxable Equivalent Yield/7/  6.18    5.30

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 28.2       35.8
----------------------------------------
Aa                  13.8       12.8
----------------------------------------
A                   27.1       24.3
----------------------------------------
Baa                 14.1       14.6
----------------------------------------
Ba                   3.3         --
----------------------------------------
Not rated*          12.0       10.7
----------------------------------------
Short-term & other   1.5        1.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               4.4         4.7
--------------------------------------------------
1-5 years                    3.7         6.8
--------------------------------------------------
5-10 years                  76.0        76.6
--------------------------------------------------
10+ years                   15.9        11.9
--------------------------------------------------
Average Effective Maturity   8.4 years   8.6 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/7/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
/8/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss, CFA, CIC
Kathleen C. Gaffney, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFZX
Class B         NEZBX
Class C         NECZX
Class Y         NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

A resilient economy and strong corporate profits were hallmarks of Loomis Sayles Strategic Income Fund's fiscal year, which ended September 30, 2006. A slowing housing market and declining energy prices late in the period contributed to the Federal Reserve Board's decision to pause from its rate-tightening policies at its meetings in August and September, calming investors' concerns that the Fed might tighten the economy into a recession. The yield curve, (a graphical representation of the difference in yields between short- and long-term interest rates), "flattened" during the year and eventually became inverted, as yields on short-term Treasury securities rose above long-term rates. However, during the closing quarter of the fund's fiscal year, longer-term issues recouped some of the losses they suffered earlier in fiscal 2006 and provided the highest returns for the year as a whole.

For the fund's 2006 fiscal year, Class A shares of the fund provided a total return of 9.03% at net asset value, including $0.81 in reinvested dividends. The fund's results were significantly ahead of its benchmark, the Lehman Aggregate Bond Index, which returned 3.67% for the period. Bear in mind that the fund has greater investment flexibility than the benchmark. It also outperformed Morningstar's Multisector Bond category, which had an average return of 4.44%. The fund's 30-day SEC yield at September 30, 2006 was 4.82%.

STRATEGY REMAINED AGGRESSIVE
In general during the fiscal year, investors who took on risk were well rewarded, as corporate earnings remained sound. After a short-lived flight to quality in May and June, the high-yielding segments of the market rebounded. Emerging markets also rewarded bondholders as improving economies in many countries generated confidence. During the year the fund maintained a longer duration than the Lehman benchmark, which made the fund more sensitive to changes in interest rates. We extended duration further late in the period, when the Fed paused in its interest tightening cycle, allowing the fund to capitalize on the bond price rally. This flexibility in the fund's duration strategy contributed to its strong performance.

DIVERSIFIED BY SECURITY TYPE, INDUSTRY AND CURRENCY
The fund was broadly diversified, with roughly 60% of assets in investment-grade bonds. Non-U.S.-dollar securities, high-yielding industrial bonds and convertible bonds were the largest positive contributors to performance during the period. The strongest industries and sectors included airlines, telecommunications, and pharmaceuticals. U.S. Treasury securities were modestly positive, although some high-yielding utilities detracted from results.

Securities denominated in Canadian dollars posted the strongest returns over the year. The fund's relatively large position in securities denominated in the currencies of Brazil, Mexico, and the Philippines, as well as its holdings denominated in euros, were also strongly positive. Laggards among currencies included South Africa, New Zealand, and Argentina.

OUTLOOK INCLUDES STABLE ECONOMIC GROWTH WITH BENIGN INFLATION
In the United States, reduced inflation pressures and the Fed's "wait and see" policy with respect to interest rates should provide a positive environment for investment-grade and high-yielding domestic bonds, in our opinion. However, it may be difficult for Treasuries to provide decent returns if interest rates snap back. As long as corporate profits remain solid, we think demand for corporate bonds should persist.

Overall, we anticipate modest performance - not home runs - from global sectors as well. Emerging markets did well during the closing quarter of fiscal 2006 and, going forward, we think they should offer lower (although still favorable) returns. Foreign currency exposure may grow increasingly important if, as we expect, the dollar experiences some weakness.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                                                                Lehman
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value/1/      Charge/2/       Bond Index/3/       Index/4/
             ---------   -------------   ----------------   ---------------
 9/30/1996    $10,000      $ 9,550            $10,000            $10,000
10/31/1996     10,286        9,823             10,222             10,208
11/30/1996     10,704       10,222             10,397             10,389
12/31/1996     10,555       10,080             10,300             10,305
 1/31/1997     10,585       10,109             10,331             10,350
 2/28/1997     10,753       10,269             10,357             10,386
 3/31/1997     10,635       10,157             10,242             10,265
 4/30/1997     10,704       10,222             10,396             10,420
 5/31/1997     10,934       10,442             10,494             10,530
 6/30/1997     11,182       10,679             10,619             10,659
 7/31/1997     11,685       11,159             10,905             10,950
 8/31/1997     11,384       10,871             10,812             10,860
 9/30/1997     11,785       11,255             10,971             11,027
10/31/1997     11,538       11,019             11,131             11,132
11/30/1997     11,600       11,078             11,182             11,193
12/31/1997     11,541       11,022             11,294             11,312
 1/31/1998     11,729       11,201             11,439             11,454
 2/28/1998     11,944       11,406             11,431             11,463
 3/31/1998     12,199       11,650             11,470             11,516
 4/30/1998     12,203       11,654             11,530             11,574
 5/31/1998     12,004       11,464             11,639             11,658
 6/30/1998     11,813       11,282             11,738             11,734
 7/31/1998     11,666       11,141             11,763             11,763
 8/31/1998     10,233        9,773             11,954             11,762
 9/30/1998     10,565       10,089             12,234             12,041
10/31/1998     10,679       10,198             12,170             11,991
11/30/1998     11,395       10,883             12,239             12,111
12/31/1998     11,343       10,832             12,275             12,138
 1/31/1999     11,539       11,020             12,363             12,219
 2/28/1999     11,374       10,862             12,147             12,026
 3/31/1999     11,975       11,436             12,215             12,118
 4/30/1999     12,742       12,169             12,253             12,189
 5/31/1999     12,347       11,792             12,146             12,066
 6/30/1999     12,383       11,826             12,107             12,045
 7/31/1999     12,139       11,593             12,056             11,996
 8/31/1999     11,987       11,448             12,050             11,983
 9/30/1999     12,064       11,521             12,189             12,112
10/31/1999     12,165       11,618             12,234             12,163
11/30/1999     12,386       11,828             12,234             12,183
12/31/1999     12,722       12,150             12,175             12,159
 1/31/2000     12,604       12,037             12,135             12,118
 2/29/2000     13,101       12,511             12,281             12,272
 3/31/2000     13,233       12,638             12,443             12,415
 4/30/2000     12,855       12,276             12,408             12,376
 5/31/2000     12,439       11,880             12,402             12,354
 6/30/2000     12,913       12,332             12,660             12,620
 7/31/2000     13,027       12,441             12,775             12,742
 8/31/2000     13,314       12,714             12,960             12,928
 9/30/2000     12,962       12,379             13,041             12,994
10/31/2000     12,435       11,875             13,128             13,045
11/30/2000     12,370       11,813             13,342             13,221
12/31/2000     12,809       12,233             13,590             13,475
 1/31/2001     13,216       12,622             13,812             13,738
 2/28/2001     13,197       12,603             13,933             13,854
 3/31/2001     12,698       12,126             14,002             13,900
 4/30/2001     12,491       11,929             13,944             13,839
 5/31/2001     12,769       12,195             14,028             13,938
 6/30/2001     12,735       12,162             14,081             13,978
 7/31/2001     12,744       12,170             14,396             14,252
 8/31/2001     13,025       12,439             14,561             14,431
 9/30/2001     12,379       11,822             14,731             14,535
10/31/2001     12,671       12,101             15,039             14,827
11/30/2001     12,851       12,273             14,832             14,653
12/31/2001     12,792       12,217             14,738             14,565
 1/31/2002     12,938       12,356             14,857             14,688
 2/28/2002     13,093       12,504             15,001             14,825
 3/31/2002     13,244       12,648             14,751             14,611
 4/30/2002     13,564       12,954             15,037             14,889
 5/31/2002     13,852       13,229             15,165             15,001
 6/30/2002     13,632       13,018             15,296             15,056
 7/31/2002     13,309       12,710             15,481             15,184
 8/31/2002     13,681       13,066             15,742             15,463
 9/30/2002     13,497       12,889             15,997             15,685
10/31/2002     13,765       13,146             15,924             15,631
11/30/2002     14,280       13,637             15,920             15,673
12/31/2002     14,774       14,109             16,249             15,998
 1/31/2003     15,189       14,506             16,263             16,042
 2/28/2003     15,599       14,897             16,488             16,269
 3/31/2003     15,751       15,042             16,475             16,285
 4/30/2003     16,655       15,905             16,611             16,477
 5/31/2003     17,488       16,701             16,921             16,792
 6/30/2003     17,708       16,911             16,887             16,788
 7/31/2003     17,226       16,451             16,319             16,248
 8/31/2003     17,424       16,640             16,428             16,365
 9/30/2003     18,276       17,454             16,863             16,801
10/31/2003     18,689       17,848             16,705             16,681
11/30/2003     19,209       18,345             16,745             16,739
12/31/2003     19,922       19,025             16,916             16,929
 1/31/2004     20,276       19,364             17,052             17,075
 2/29/2004     20,262       19,350             17,236             17,243
 3/31/2004     20,527       19,604             17,365             17,381
 4/30/2004     19,676       18,790             16,914             16,937
 5/31/2004     19,347       18,476             16,846             16,851
 6/30/2004     19,715       18,827             16,941             16,958
 7/31/2004     19,906       19,010             17,109             17,138
 8/31/2004     20,519       19,596             17,435             17,477
 9/30/2004     21,057       20,109             17,483             17,545
10/31/2004     21,556       20,586             17,629             17,706
11/30/2004     22,073       21,080             17,489             17,596
12/31/2004     22,499       21,486             17,650             17,771
 1/31/2005     22,335       21,330             17,760             17,873
 2/28/2005     22,627       21,609             17,656             17,800
 3/31/2005     22,256       21,255             17,565             17,669
 4/30/2005     22,080       21,087             17,803             17,885
 5/31/2005     22,301       21,298             17,995             18,093
 6/30/2005     22,720       21,698             18,093             18,217
 7/31/2005     22,918       21,887             17,929             18,086
 8/31/2005     23,184       22,141             18,159             18,308
 9/30/2005     23,205       22,161             17,971             18,137
10/31/2005     22,975       21,941             17,829             17,991
11/30/2005     23,090       22,051             17,908             18,079
12/31/2005     23,339       22,289             18,078             18,253
 1/31/2006     23,932       22,855             18,079             18,279
 2/28/2006     24,193       23,104             18,139             18,352
 3/31/2006     24,057       22,975             17,961             18,189
 4/30/2006     24,421       23,322             17,929             18,167
 5/31/2006     24,164       23,077             17,910             18,141
 6/30/2006     24,097       23,012             17,948             18,169
 7/31/2006     24,453       23,353             18,190             18,419
 8/31/2006     25,045       23,918             18,469             18,706
 9/30/2006     25,301       24,162             18,631             18,877



Average Annual Total Returns -- September 30, 2006


                                                                           SINCE
                                          1 YEAR 5 YEARS/7/ 10 YEARS/7/ INCEPTION/7/
CLASS A (Inception 5/1/95)
Net Asset Value/1/                         9.03%   15.36%      9.72%          --
With Maximum Sales Charge/2/               4.11    14.30       9.21           --

CLASS B (Inception 5/1/95)
Net Asset Value/1/                         8.22    14.49       8.91           --
With CDSC/5/                               3.22    14.26       8.91           --

CLASS C (Inception 5/1/95)
Net Asset Value/1/                         8.14    14.50       8.90           --
With CDSC/5/                               7.14    14.50       8.90           --

CLASS Y (Inception 12/1/99)
Net Asset Value/1/                         9.28    15.68         --        11.35%
------------------------------------------------------------------------------------

                                                                           SINCE
                                                                          CLASS Y
COMPARATIVE PERFORMANCE                   1 YEAR  5 YEARS    10 YEARS   INCEPTION/8/
Lehman Aggregate Bond Index/3/             3.67%    4.81%      6.42%        6.35%
Lehman U.S. Universal Bond Index/4/        4.08     5.37       6.56         6.62
Morningstar Multisector Bond Fund Avg./6/  4.44     8.47       6.14         6.56

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 32.1       35.1
----------------------------------------
Aa                   6.1        9.9
----------------------------------------
A                    3.5        0.5
----------------------------------------
Baa                 15.3        4.0
----------------------------------------
Ba                   9.5        8.7
----------------------------------------
B                   13.6       10.2
----------------------------------------
Caa                  3.5        7.2
----------------------------------------
Ca                    --        0.8
----------------------------------------
C                     --        0.2
----------------------------------------
Not rated*           5.6       14.6
----------------------------------------
Short-term & other  10.8        8.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less              14.5        10.5
--------------------------------------------------
1-5 years                   25.7        48.8
--------------------------------------------------
5-10 years                  18.0        17.7
--------------------------------------------------
10+ years                   41.8        23.0
--------------------------------------------------
Average Effective Maturity  12.7 years   8.1 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.
/5/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Multisector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/8/The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's (SEC's) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2006 through September 30, 2006. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,035.90                  $5.36
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.80                  $5.32
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,031.40                  $9.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.04                  $9.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,032.30                  $9.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.04                  $9.10
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,037.00                  $4.09
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.06                  $4.05
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 1.80% and 0.80% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,030.10                   $6.36
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.80                   $6.33
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,028.20                  $10.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,026.20                  $10.16
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 2.00% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      4/1/06                9/30/06              4/1/06 - 9/30/06
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,027.80                  $5.08
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,020.05                  $5.06
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,024.00                  $8.88
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.29                  $8.85
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,024.00                  $8.88
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.29                  $8.85
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,028.30                  $3.61
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,021.51                  $3.60
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 1.75% and 0.71% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES


LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 FUND                                               4/1/06                9/30/06              4/1/06 - 9/30/06
---------------------------------------------------------------------------------------------------------------------
 Class A
---------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000.00             $1,033.60                  $4.84
---------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000.00             $1,020.31                  $4.81
---------------------------------------------------------------------------------------------------------------------
 Class B
---------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000.00             $1,030.40                  $8.65
---------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000.00             $1,016.55                  $8.59
---------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND              4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,038.60                  $4.85
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.31                  $4.81
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,034.70                  $8.67
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,051.80                  $5.40
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.80                  $5.32
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,047.80                  $9.19
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.09                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,047.70                  $9.19
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.09                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,052.50                  $3.96
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.21                  $3.90
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio: 1.05%, 1.79%, 1.79% and 0.77% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS


The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Funds' shares,
(iv) the procedures employed to determine the value of the Funds' assets,
(v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by IXIS Advisors with respect to the Funds for which IXIS Advisors provides advisory oversight services. In particular, the Trustees noted that IXIS Advisors had over the past year negotiated changes to the Funds' transfer agency and custodial arrangements, resulting in significant cost savings for the Funds. The Trustees also noted that some of these changes had resulted in increases in costs or decreases in revenues for IXIS Advisors and its affiliates. They also considered the administrative services provided by IXIS Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although, not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods was stronger over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies; (3) that the Fund's Adviser had taken or is taking steps designed to help improve the Fund's investment performance;
(4) that the Fund's advisory fee had recently been, or is proposed to be, reduced or the Fund's expenses capped, with the goal of helping the Fund's net return to shareholders become more competitive; and (5) that reductions in the Fund's expense levels resulting from decreased expenses and/or increased assets were not yet fully reflected in the Fund's performance results.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, the implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that currently all of the IXIS Advisor Funds in the report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees noted that for the Loomis Sayles Limited Term Government and Agency Fund, the relatively higher expense ratio resulted to a significant extent from relatively higher transfer agency expenses.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. In this regard, the Funds, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through "breakpoints" in its investment advisory fees (lower fee rates applicable to assets in excess of certain threshold levels) or other means, such as expense waivers. The Trustees noted that four of the IXIS Advisor Funds in this report had breakpoints in their advisory fees and the remaining Funds were subject to expense caps. The Trustees also considered management's representation that for certain Funds the Adviser did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons). In considering

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2007.

         LOOMIS SAYLES CORE PLUS BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                         Value (a)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 98.5% of Net Assets
              Agencies -- 1.0%
$   2,145,000 Pemex Project Funding Master Trust,
              7.875%, 2/01/2009                                                $     2,245,815
                                                                               ---------------
              Asset-Backed Securities -- 6.1%
      480,303 AmeriCredit Automobile Receivables Trust, Series 2003-D-M,
              Class A-4,
              2.840%, 8/06/2010                                                        473,549
    2,595,000 AmeriCredit Automobile Receivables Trust, Series 2005-CF,
              Class A-3,
              4.470%, 5/06/2010(j)                                                   2,579,093
      788,214 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2,
              3.872%, 3/25/2020                                                        775,831
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                      1,059,643
    2,190,000 Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3,
              5.804%, 7/25/2034                                                      2,183,046
    1,730,000 Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
              3.540%, 11/15/2008                                                     1,703,509
    1,800,000 Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
              Class A2,
              5.117%, 4/10/2037                                                      1,796,987
    1,832,687 Residential Asset Securities Corp., Series 2003-KS10, Class AI4,
              4.470%, 3/25/2032                                                      1,798,162
      644,789 WFS Financial Owner Trust, Series 2004-4, Class A3,
              2.980%, 9/17/2009                                                        637,788
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4,
              3.440%, 5/17/2012                                                        501,483
                                                                               ---------------
                                                                                    13,509,091
                                                                               ---------------
              Automotive -- 3.9%
    1,645,000 Ford Motor Co.,
              7.450%, 7/16/2031(c)                                                   1,270,763
    1,510,000 Ford Motor Credit Co., Global Note,
              5.625%, 10/01/2008                                                     1,448,585
      655,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014(c)                                                    639,447
    4,240,000 GMAC LLC,
              8.000%, 11/01/2031                                                     4,433,263
  105,000,000 Toyota Motor Credit Corp.,
              0.750%, 6/09/2008 (JPY)                                                  890,318
                                                                               ---------------
                                                                                     8,682,376
                                                                               ---------------
              Banking -- 0.6%
    1,200,000 State Street Institutional Capital A, Series A, Guaranteed Note,
              144A,
              7.940%, 12/30/2026                                                     1,252,462
                                                                               ---------------
              Brokerage -- 0.5%
    1,045,000 Goldman Sachs Group, Inc., Senior Note,
              6.600%, 1/15/2012                                                      1,102,675
                                                                               ---------------
              Chemicals -- 0.3%
      600,000 Methanex Corp., Senior Note,
              6.000%, 8/15/2015                                                        574,406
                                                                               ---------------
              Construction Machinery -- 0.8%
    1,600,000 Case New Holland, Inc., Senior Note,
              9.250%, 8/01/2011                                                      1,696,000
                                                                               ---------------
              Consumer Products -- 1.9%
  431,000,000 General Electric Capital Corp., (MTN),
              0.550%, 10/14/2008 (JPY)                                               3,633,083
   68,400,000 International Bank for Reconstruction & Development,
              2.000%, 2/18/2008 (JPY)                                                  589,614
                                                                               ---------------
                                                                                     4,222,697
                                                                               ---------------

  Principal
   Amount+    Description                                       Value (a)
----------------------------------------------------------------------------
              Electric -- 4.1%
$   1,455,000 Duke Energy Corp., Senior Note,
              4.200%, 10/01/2008                             $     1,424,606
    2,030,000 Empresa Nacional de Electricidad SA, Chile,
              8.350%, 8/01/2013(c)                                 2,277,642
    1,325,000 Enersis SA, Chile,
              7.375%, 1/15/2014                                    1,408,323
    1,325,000 Ipalco Enterprises, Inc., Senior Secured Note,
              8.375%, 11/14/2008                                   1,361,437
    1,710,000 Progress Energy, Inc.,
              7.100%, 3/01/2011                                    1,833,019
      790,000 Southern California Edison Co.,
              7.625%, 1/15/2010                                      844,135
                                                             ---------------
                                                                   9,149,162
                                                             ---------------
              Financial Services -- 4.0%
  271,000,000 General Electric Capital Corp. (MTN),
              1.400%, 11/02/2006 (JPY)                             2,296,027
    1,050,000 HSBC Finance Corp.,
              7.000%, 5/15/2012                                    1,135,278
    1,185,000 Morgan Stanley,
              4.000%, 1/15/2010                                    1,143,564
    2,270,000 Residential Capital Corp.,
              6.500%, 4/17/2013                                    2,305,282
    1,805,000 Residential Capital Corp.,
              6.875%, 6/30/2015                                    1,874,924
                                                             ---------------
                                                                   8,755,075
                                                             ---------------
              Food & Beverage -- 1.4%
    1,345,000 Constellation Brands, Inc.,
              7.250%, 9/01/2016                                    1,360,131
    1,750,000 Smithfield Foods, Inc.,
              7.000%, 8/01/2011                                    1,763,125
                                                             ---------------
                                                                   3,123,256
                                                             ---------------
              Gaming -- 0.3%
      770,000 Harrah's Operating Co., Inc., Senior Note,
              7.125%, 6/01/2007                                      775,673
                                                             ---------------
              Healthcare -- 2.1%
    1,470,000 Caremark Rx, Inc., Senior Note,
              7.375%, 10/01/2006                                   1,470,000
      575,000 HCA, Inc.,
              7.500%, 12/15/2023                                     445,856
    1,250,000 Medco Health Solutions,
              7.250%, 8/15/2013                                    1,356,727
    1,315,000 WellPoint, Inc.,
              3.750%, 12/14/2007                                   1,289,514
                                                             ---------------
                                                                   4,562,097
                                                             ---------------
              Home Construction -- 1.8%
    1,665,000 Desarrolladora Homex SA de CV,
              7.500%, 9/28/2015                                    1,631,700
    1,220,000 K. Hovnanian Enterprises, Inc., Senior Note,
              6.500%, 1/15/2014                                    1,116,300
    1,315,000 Pulte Homes, Inc., Senior Note,
              4.875%, 7/15/2009                                    1,291,663
                                                             ---------------
                                                                   4,039,663
                                                             ---------------
              Independent Energy -- 0.3%
      645,000 Anadarko Petroleum Corp.,
              6.450%, 9/15/2036                                      658,822
                                                             ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                       Value (a)
--------------------------------------------------------------------------------------------
              Media Cable -- 1.0%
$   1,060,000 Cox Communications, Inc.,
              6.750%, 3/15/2011                                              $     1,103,980
    1,085,000 CSC Holdings, Inc., Senior Note, Series B,
              7.625%, 4/01/2011                                                    1,113,481
                                                                             ---------------
                                                                                   2,217,461
                                                                             ---------------
              Media Non-Cable -- 0.8%
    1,515,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                                    1,691,858
                                                                             ---------------
              Mortgage Backed Securities -- 7.1%
      795,000 Banc of America Commercial Mortgage, Inc., Series 2005-6,
              Class A2,
              5.165%, 9/10/2047                                                      795,013
      850,000 Banc of America Commercial Mortgage, Inc., Series 2006-1,
              Class A2,
              5.334%, 9/10/2045                                                      854,437
    1,245,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2005-PW10, Class A2,
              5.270%, 12/11/2040                                                   1,249,214
    2,150,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2006-PW12, Class A4,
              5.711%, 9/11/2038(d)                                                 2,223,564
      710,000 Citigroup/Deutsche Bank Commercial Mortgage Trust,
              Series 2006-CD2, Class A2,
              5.408%, 1/15/2046                                                      715,769
    2,160,000 Commercial Mortgage Pass Through Certificates, Series 2006-C7,
              Class A4,
              5.769%, 6/10/2046(d)                                                 2,237,560
    1,500,000 GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A,
              4.751%, 7/10/2039                                                    1,441,702
    1,710,000 LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3,
              4.647%, 7/15/2030                                                    1,669,442
    2,400,000 Morgan Stanley Capital I, Series 2005-T19, Class A4A,
              4.890%, 6/12/2047                                                    2,326,960
    2,195,000 Wachovia Bank Commercial Mortgage Trust, Series 2005-C20,
              Class A2,
              4.519%, 7/15/2042                                                    2,144,064
                                                                             ---------------
                                                                                  15,657,725
                                                                             ---------------
              Mortgage Related -- 29.9%
    2,290,171 FHLMC,
              4.000%, 7/01/2019                                                    2,164,412
    6,712,901 FHLMC
              4.500%, with various maturities to 2034(e)                           6,411,559
   12,749,980 FHLMC
              5.000%, with various maturities to 2036(e)                          12,330,911
    1,792,536 FHLMC
              5.500%, with various maturities to 2018(e)                           1,795,408
      247,559 FHLMC,
              6.000%, 6/01/2035                                                      249,365
  140,000,000 FNMA,
              1.750%, 3/26/2008 (JPY)                                              1,205,772
  140,000,000 FNMA,
              2.125%, 10/09/2007 (JPY)                                             1,204,868
      908,790 FNMA,
              4.000%, 6/01/2019                                                      860,083
    6,308,897 FNMA
              4.500%, with various maturities to 2035(e)                           6,020,706
    6,207,849 FNMA,
              5.000%, 7/01/2035                                                    5,968,952
   10,614,826 FNMA
              5.500%, with various maturities to 2036(e)(i)                       10,496,848

  Principal
   Amount+       Description                                                  Value (a)
------------------------------------------------------------------------------------------
                 Mortgage Related -- continued
$   6,313,901    FNMA
                 6.000%, with various maturities to 2034(e)                $     6,389,955
    6,042,261    FNMA
                 6.500%, with various maturities to 2036(e)                      6,155,144
      289,443    FNMA
                 7.000%, with various maturities to 2030(e)                        298,260
      352,345    FNMA
                 7.500%, with various maturities to 2032(e)                        364,867
    1,258,237    GNMA,
                 5.500%, 2/20/2034                                               1,246,947
      469,880    GNMA,
                 6.000%, 1/15/2029                                                 476,835
      992,336    GNMA
                 6.500%, with various maturities to 2032(e)                      1,019,728
      583,716    GNMA
                 7.000%, with various maturities to 2029(e)                        603,134
      171,720    GNMA
                 7.500%, with various maturities to 2030(e)                        178,962
       90,939    GNMA,
                 8.000%, 11/15/2029                                                 96,455
      171,710    GNMA
                 8.500%, with various maturities to 2023(e)                        184,407
       24,415    GNMA
                 9.000%, with various maturities to 2016(e)                         26,117
       64,045    GNMA
                 11.500%, with various maturities to 2015(e)                        71,273
                                                                           ---------------
                                                                                65,820,968
                                                                           ---------------
                 Paper -- 1.1%
    1,200,000    Georgia-Pacific Corp.,
                 7.375%, 12/01/2025                                              1,134,000
      755,000    Georgia-Pacific Corp.,
                 7.750%, 11/15/2029                                                724,800
      480,000    Georgia-Pacific Corp.,
                 8.875%, 5/15/2031                                                 499,200
                                                                           ---------------
                                                                                 2,358,000
                                                                           ---------------
                 Pharmaceuticals -- 2.0%
      660,000    AmerisourceBergen Corp.,
                 5.875%, 9/15/2015                                                 647,048
      760,000    Valeant Pharmaceuticals International, Subordinated Note,
                 3.000%, 8/16/2010                                                 718,200
      520,000    Valeant Pharmaceuticals International, Subordinated Note,
                 4.000%, 11/15/2013(c)                                             488,150
    2,750,000    Valeant Pharmaceuticals International, Senior Note,
                 7.000%, 12/15/2011                                              2,591,875
                                                                           ---------------
                                                                                 4,445,273
                                                                           ---------------
                 Pipelines -- 0.8%
    1,695,000    Kinder Morgan, Inc.,
                 6.500%, 9/01/2012                                               1,696,388
                                                                           ---------------
                 Real Estate Investment Trusts -- 2.4%
      195,000    Colonial Realty, LP, Senior Note,
                 4.750%, 2/01/2010                                                 189,965
    1,350,000    Colonial Realty, LP, Senior Note,
                 5.500%, 10/01/2015                                              1,315,428
    1,180,000    EOP Operating, LP, Guaranteed Note,
                 4.650%, 10/01/2010                                              1,144,855
    1,250,000    iStar Financial, Inc., Senior Note,
                 6.000%, 12/15/2010                                              1,270,855

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                   Value (a)
------------------------------------------------------------------------
              Real Estate Investment Trusts -- continued
$   1,340,000 Simon Property Group, LP,
              6.375%, 11/15/2007                         $     1,351,579
                                                         ---------------
                                                               5,272,682
                                                         ---------------
              Refining -- 0.5%
    1,105,000 Premcor Refining Group, Inc. (The),
              6.125%, 5/01/2011                                1,128,670
                                                         ---------------
              Sovereigns -- 1.5%
   11,445,000 Kingdom of Norway,
              5.500%, 5/15/2009 (NOK)                          1,820,279
    2,165,000 Kingdom of Norway,
              6.000%, 5/16/2011 (NOK)                            359,370
    4,680,000 Kingdom of Sweden,
              3.000%, 7/12/2016 (SEK)                            604,466
    3,555,000 Kingdom of Sweden,
              4.000%, 12/01/2009 (SEK)                           492,150
                                                         ---------------
                                                               3,276,265
                                                         ---------------
              Supermarkets -- 2.3%
    1,535,000 Albertson's, Inc.,
              7.450%, 8/01/2029                                1,421,809
      370,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                  351,518
      610,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031                                  592,989
       35,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                   35,290
      270,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                  231,650
      125,000 American Stores Co.,
              8.000%, 6/01/2026                                  126,641
      935,000 Delhaize America, Inc.,
              9.000%, 4/15/2031                                1,095,249
    1,015,000 Kroger Co. (The),
              7.500%, 4/01/2031(c)                             1,122,539
                                                         ---------------
                                                               4,977,685
                                                         ---------------
              Supranational -- 0.5%
  120,000,000 Inter-American Development Bank,
              1.900%, 7/08/2009 (JPY)                          1,046,696
                                                         ---------------
              Technology -- 2.2%
      270,000 Avnet, Inc., Convertible,
              2.000%, 3/15/2034                                  257,175
      175,000 Avnet, Inc.,
              6.000%, 9/01/2015                                  170,753
      390,000 Avnet, Inc.,
              6.625%, 9/15/2016                                  396,933
      665,000 Corning, Inc.,
              6.200%, 3/15/2016                                  680,230
      355,000 Corning, Inc.,
              7.250%, 8/15/2036                                  378,086
    1,280,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                1,139,200
      920,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                  800,400
      978,000 Xerox Corp.,
              6.400%, 3/15/2016                                  973,110
                                                         ---------------
                                                               4,795,887
                                                         ---------------

  Principal
   Amount+    Description                                                    Value (a)
------------------------------------------------------------------------------------------
              Treasuries -- 10.6%
$   7,637,392 U.S. Treasury Bond,
              2.375%, 1/15/2025(c)(f)                                     $     7,760,308
    3,045,000 U.S. Treasury Bond
              4.000%, with various maturities to 2014(c)(g)                     2,958,491
      575,000 U.S. Treasury Bond,
              4.500%, 2/15/2036(c)                                                550,967
      420,000 U.S. Treasury Note,
              3.000%, 11/15/2007                                                  411,469
      565,000 U.S. Treasury Note,
              3.375%, 10/15/2009(c)                                               545,313
    3,350,000 U.S. Treasury Note,
              4.375%, 8/15/2012(c)                                              3,315,060
    6,125,000 U.S. Treasury Note,
              4.500%, 2/15/2016(c)                                              6,063,511
    1,680,000 U.S. Treasury Note,
              5.125%, 5/15/2016(c)                                              1,742,738
                                                                          ---------------
                                                                               23,347,857
                                                                          ---------------
              Wireless -- 0.3%
      730,000 Sprint Capital Corp.,
              6.125%, 11/15/2008                                                  740,693
                                                                          ---------------
              Wirelines -- 6.4%
    2,760,000 Embarq Corp.,
              7.995%, 6/01/2036                                                 2,922,572
    1,650,000 GTE Corp.,
              7.900%, 2/01/2027                                                 1,720,638
    3,200,000 LCI International, Inc., Senior Note,
              7.250%, 6/15/2007                                                 3,208,000
      210,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                                  190,050
    1,240,000 Qwest Corp.,
              7.200%, 11/10/2026(c)                                             1,190,400
      850,000 Qwest Corp.
              7.250%, 9/15/2025                                                   823,438
      255,000 Qwest Corp.
              7.250%, 10/15/2035                                                  241,613
    1,675,000 Qwest Corp.,
              7.500%, 6/15/2023                                                 1,658,251
    2,160,000 Telefonica Emisones SAU,
              6.421%, 6/20/2016                                                 2,222,266
                                                                          ---------------
                                                                               14,177,228
                                                                          ---------------
              Total Bonds and Notes (Identified Cost $217,755,584)            217,000,606
                                                                          ---------------
   Shares/
  Principal
   Amount+
------------------------------------------------------------------------------------------
Short-Term Investments -- 13.8%
   27,548,560 State Street Securities Lending Quality Trust(h)                 27,548,560
$   2,779,660 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/29/2006 at 3.45% to be repurchased at
              $2,780,460 on 10/02/2006, collateralized by $2,875,000 U.S.
              Treasury Bond, 3.375% due 11/15/2008 valued at $2,872,420
              including accrued interest (Note 2f)                        $     2,779,660
                                                                          ---------------
              Total Short-Term Investments (Identified Cost $30,328,220)       30,328,220
                                                                          ---------------
              Total Investments -- 112.3%
              (Identified Cost $248,083,804)(b)                               247,328,826
              Other assets less liabilities--(12.3)%                          (27,113,374)
                                                                          ---------------
              Total Net Assets -- 100%                                    $   220,215,452
                                                                          ===============

                See accompanying notes to financial statements.

Investments as of September 30, 2006

    + Principal amount is in U.S. dollars unless otherwise noted.
  (a) See Note 2a of Notes to Financial Statements.
  (b) Federal Tax Information:
      At September 30, 2006, the net unrealized depreciation on investments based on cost of $248,760,557 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost                                    $ 2,482,059
      Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value                                     (3,913,790)
                                                                                           -----------
      Net unrealized depreciation                                                        $(1,431,731)
                                                                                           ===========
  (c) All or a portion of this security was on loan to brokers at September 30, 2006.
  (d) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
  (e) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage
      Corporation, Federal National Mortgage Association and Government National Mortgage
      Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (f) Treasury Inflation Protected Security (TIPS).
  (g) All separate investments in U.S. Treasury securities which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (h) Represents investment of securities lending collateral.
  (i) A portion of this security is a delayed delivery security. (Note 2h)
  (j) All or a portion of this security has been segregated to cover requirements on delayed delivery securities.
FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Association
 GNMA Government National Mortgage Association
  MTN Medium Term Note
 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to
      $1,252,462 or 0.6% of total net assets.
  JPY Japanese Yen
  NOK Norwegian Krone
  SEK Swedish Krona

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                      Mortgage Related              29.9%
                      Treasuries                    10.6
                      Mortgage Backed Securities     7.1
                      Wirelines                      6.4
                      Asset-Backed Securities        6.1
                      Electric                       4.1
                      Financial Services             4.0
                      Automotive                     3.9
                      Real Estate Investment Trusts  2.4
                      Supermarkets                   2.3
                      Technology                     2.2
                      Healthcare                     2.1
                      Pharmaceuticals                2.0
                      Other, less than 2% each      15.4

                See accompanying notes to financial statements.

          LOOMIS SAYLES HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount+    Description                                             Value (a)
----------------------------------------------------------------------------------
Bonds and Notes -- 87.4% of Net Assets
              Airlines -- 1.2%
$      82,157 Continental Airlines, Inc., Series 1997-4, Class 4B,
              6.900%, 1/02/2017                                    $        78,783
      154,044 Continental Airlines, Inc., Series 1998-1, Class 1B,
              6.748%, 3/15/2017                                            150,193
       43,834 Continental Airlines, Inc., Series 1999-1, Class C,
              6.954%, 8/02/2009                                             41,971
      210,553 Continental Airlines, Inc., Series 2000-2, Class B,
              8.307%, 4/02/2018                                            204,237
                                                                   ---------------
                                                                           475,184
                                                                   ---------------
              Automotive -- 8.5%
      420,000 Ford Motor Co.,
              6.375%, 2/01/2029(e)                                         307,125
      815,000 Ford Motor Co.,
              6.625%, 10/01/2028(e)                                        608,194
      170,000 Ford Motor Co.,
              7.450%, 7/16/2031(e)                                         131,325
      905,000 Ford Motor Credit Co.,
              5.700%, 1/15/2010                                            836,082
      125,000 GMAC Canada, Ltd., Series E., (MTN),
              6.625%, 12/17/2010 (GBP)                                     229,070
       10,000 GMAC International Finance BV,
              8.000%, 3/14/2007 (NZD)                                        6,486
      330,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014(e)                                        322,164
      180,000 GMAC LLC, Series E, (MTN),
              7.500%, 12/01/2006 (NZD)                                     116,822
      405,000 GMAC LLC,
              8.000%, 11/01/2031(e)                                        423,460
      430,000 Goodyear Tire & Rubber Co. (The),
              7.857%, 8/15/2011(e)                                         418,175
                                                                   ---------------
                                                                         3,398,903
                                                                   ---------------
              Banking -- 4.2%
  250,000,000 Barclays Financial LLC, 144A,
              4.060%, 9/16/2010 (KRW)                                      262,219
    9,000,000 Barclays Financial LLC, 144A,
              4.100%, 3/22/2010 (THB)                                      228,358
    7,000,000 Barclays Financial LLC, 144A,
              4.160%, 2/22/2010 (THB)                                      178,141
      990,000 Citibank NA, 144A,
              15.000%, 7/02/2010 (BRL)                                     494,731
      500,000 HSBC Bank USA, 144A,
              3.310%, 8/25/2010                                            503,600
                                                                   ---------------
                                                                         1,667,049
                                                                   ---------------
              Chemicals -- 4.2%
      450,000 Borden, Inc.,
              7.875%, 2/15/2023                                            369,000
      550,000 Borden, Inc.,
              9.200%, 3/15/2021                                            511,500
       60,000 Georgia Gulf Corp., 144A,
              10.750%, 10/15/2016                                           59,100
      380,000 Hercules, Inc., Subordinated Note,
              6.500%, 6/30/2029                                            306,375
      125,000 LPG International, Inc.,
              7.250%, 12/20/2015                                           123,438
      300,000 Lyondell Chemical Co.,
              8.000%, 9/15/2014                                            303,750
                                                                   ---------------
                                                                         1,673,163
                                                                   ---------------

  Principal
   Amount+     Description                                                   Value (a)
-----------------------------------------------------------------------------------------
               Construction Machinery -- 0.3%
$      120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
               7.750%, 12/15/2013                                         $       111,600
                                                                          ---------------
               Diversified Financial Services -- 0.3%
 1,436,358,000 JPMorgan Chase & Co., 144A,
               Zero Coupon,
               3/28/2011 (IDR)                                                    101,502
                                                                          ---------------
               Electric -- 1.3%
       375,000 Dynegy Holdings, Inc.,
               7.125%, 5/15/2018                                                  343,125
       180,000 Dynegy Holdings, Inc.,
               7.625%, 10/15/2026                                                 164,250
                                                                          ---------------
                                                                                  507,375
                                                                          ---------------
               Food & Beverage -- 0.2%
       100,000 Dole Food Co., Inc.,
               8.625%, 5/01/2009                                                   97,750
                                                                          ---------------
               Healthcare -- 1.7%
       150,000 HCA, Inc.,
               7.500%, 12/15/2023                                                 116,310
       400,000 HCA, Inc.,
               7.500%, 11/06/2033                                                 312,000
       200,000 HCA, Inc., (MTN),
               7.580%, 9/15/2025                                                  154,150
        30,000 Invitrogen Corp., Convertible,
               1.500%, 2/15/2024                                                   26,025
         5,000 Tenet Healthcare Corp.,
               6.875%, 11/15/2031(e)                                                3,919
        80,000 Tenet Healthcare Corp.,
               9.250%, 2/01/2015                                                   77,000
                                                                          ---------------
                                                                                  689,404
                                                                          ---------------
               Home Construction -- 2.9%
       320,000 K. Hovnanian Enterprises, Inc.,
               6.250%, 1/15/2015                                                  283,600
       150,000 K. Hovnanian Enterprises, Inc., Senior Note,
               6.250%, 1/15/2016(e)                                               132,000
        30,000 K. Hovnanian Enterprises, Inc., Senior Note,
               6.500%, 1/15/2014                                                   27,450
       590,000 KB Home,
               7.250%, 6/15/2018                                                  565,603
       155,000 Pulte Homes, Inc.,
               6.000%, 2/15/2035                                                  139,750
                                                                          ---------------
                                                                                1,148,403
                                                                          ---------------
               Independent Energy -- 2.0%
       615,000 Chesapeake Energy Corp.,
               6.500%, 8/15/2017                                                  576,562
        60,000 NRG Energy, Inc.,
               7.250%, 2/01/2014                                                   59,550
       165,000 NRG Energy, Inc.,
               7.375%, 2/01/2016                                                  163,969
                                                                          ---------------
                                                                                  800,081
                                                                          ---------------
               Integrated Energy -- 1.4%
       265,000 Cerro Negro Finance, Ltd., 144A,
               7.900%, 12/01/2020                                                 245,788
       300,000 Petrozuata Finance, Inc., Series B, 144A,
               8.220%, 4/01/2017                                                  292,500
                                                                          ---------------
                                                                                  538,288
                                                                          ---------------
               Media Cable -- 4.5%
       550,000 CSC Holdings, Inc., Senior Note,
               7.625%, 7/15/2018(e)                                               563,063

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              Media Cable -- continued
$     175,000 Intelsat Corp.,
              6.875%, 1/15/2028                                                 $       154,000
      250,000 NTL Cable PLC,
              9.750%, 4/15/2014 (GBP)                                                   482,130
      650,000 Rogers Cable, Inc., Senior Note,
              5.500%, 3/15/2014                                                         611,000
                                                                                ---------------
                                                                                      1,810,193
                                                                                ---------------
              Oil Field Services -- 0.3%
      110,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                                        109,725
                                                                                ---------------
              Packaging -- 0.3%
      135,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                                         128,250
                                                                                ---------------
              Paper -- 5.6%
      215,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028                                                         169,850
      250,000 Abitibi-Consolidated, Inc.,
              8.500%, 8/01/2029                                                         207,500
      685,000 Bowater, Inc.,
              6.500%, 6/15/2013(e)                                                      607,937
       60,000 Domtar, Inc.,
              5.375%, 12/01/2013                                                         51,300
       75,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                                          70,125
      155,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                                        146,475
      370,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                                        355,200
      170,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                         167,450
      430,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                                         447,200
       10,000 Jefferson Smurfit Corp.,
              7.500%, 6/01/2013                                                           9,225
                                                                                ---------------
                                                                                      2,232,262
                                                                                ---------------
              Pharmaceuticals -- 8.9%
      185,000 Bristol-Myers Squibb Co.,
              5.750%, 10/01/2011                                                        188,447
       85,000 Elan Capital Corp., Ltd., Convertible,
              6.500%, 11/10/2008                                                        181,156
      440,000 Elan Finance Corp., Senior Note,
              7.750%, 11/15/2011                                                        428,450
      425,000 Enzon, Inc., Convertible,
              4.500%, 7/01/2008                                                         408,000
      127,000 EPIX Pharmaceuticals, Inc., Senior Note, Convertible,
              3.000%, 6/15/2024                                                          81,280
       45,000 Human Genome Sciences, Inc., Convertible,
              2.250%, 8/15/2012                                                          41,513
      265,000 Incyte Corp., Convertible,
              3.500%, 2/15/2011                                                         201,069
      360,000 Inhale Therapeutic Systems, Inc., Subordinated Note, Convertible,
              3.500%, 10/17/2007                                                        349,200
      202,000 IVAX Corp., Senior Subordinated Note, Convertible,
              4.500%, 5/15/2008                                                         202,758
      210,000 Merck & Co., Inc.,
              4.750%, 3/01/2015                                                         200,439
      345,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible,
              5.500%, 10/17/2008                                                        339,825

  Principal
   Amount+    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              Pharmaceuticals -- continued
$     190,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              3.000%, 8/16/2010                                         $       179,550
      450,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              4.000%, 11/15/2013                                                422,437
      139,000 Vertex Pharmaceuticals, Inc., 144A, Convertible,
              5.750%, 2/15/2011                                                 314,487
                                                                        ---------------
                                                                              3,538,611
                                                                        ---------------
              Pipelines -- 3.6%
      915,000 El Paso Corp,
              6.950%, 6/01/2028                                                 860,100
      125,000 Kinder Morgan Energy Partners, LP, Senior Note,
              5.800%, 3/15/2035                                                 113,715
       65,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                  60,002
      415,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                                 371,610
       25,000 Kinder Morgan, Inc., Senior Note,
              5.150%, 3/01/2015                                                  22,464
                                                                        ---------------
                                                                              1,427,891
                                                                        ---------------
              Retailers -- 2.0%
      250,000 Dillard's, Inc.,
              6.625%, 1/15/2018                                                 238,125
      765,000 Toys R US, Inc.,
              7.375%, 10/15/2018                                                553,669
                                                                        ---------------
                                                                                791,794
                                                                        ---------------
              Sovereigns -- 5.5%
    1,190,000 Republic of Argentina,
              2.418%, 9/30/2014 (ARS)(d)                                        392,292
    4,420,000 United Mexican States, Series M-10,
              8.000%, 12/07/2023 (MXN)                                          383,865
   14,850,000 United Mexican States,
              9.000%, 12/20/2012 (MXN)                                        1,404,091
                                                                        ---------------
                                                                              2,180,248
                                                                        ---------------
              Supermarkets -- 2.7%
      720,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                                 666,907
      115,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                                 109,256
      130,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031                                                 126,375
       25,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                                  25,207
      130,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                                 111,535
       50,000 American Stores Co.,
              8.000%, 6/01/2026                                                  50,656
                                                                        ---------------
                                                                              1,089,936
                                                                        ---------------
              Supranational -- 4.8%
    6,000,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon,
              5/11/2009 (BRL)                                                 1,917,859
                                                                        ---------------
              Technology -- 8.8%
      125,000 Amkor Technology, Inc., Senior Note,
              7.750%, 5/15/2013                                                 114,688
      155,000 Corning, Inc.,
              6.850%, 3/01/2029                                                 162,282

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              Technology -- continued
$     250,000 JDS Uniphase Corp.,
              Zero Coupon, 11/15/2010                                           $       227,187
      215,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible,
              0.500%, 11/30/2008                                                        187,587
       35,000 Kulicke & Soffa Industries, Inc., Convertible,
              1.000%, 6/30/2010                                                          32,988
      910,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                                         809,900
      293,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(f)                                                      269,560
      300,000 Nortel Networks Corp., Convertible,
              4.250%, 9/01/2008                                                         286,500
      425,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                         350,625
       40,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                          34,800
      210,000 Sanmina-SCI Corp.,
              8.125%, 3/01/2016                                                         205,800
      105,000 Unisys Corp.,
              6.875%, 3/15/2010(e)                                                       99,225
      145,000 Unisys Corp., Senior Note,
              8.000%, 10/15/2012                                                        135,575
      596,000 Xerox Corp.,
              6.400%, 3/15/2016                                                         593,020
                                                                                ---------------
                                                                                      3,509,737
                                                                                ---------------
              Transportation Services -- 2.9%
      275,000 American President Cos., Ltd., Senior Note,
              8.000%, 1/15/2024(f)                                                      247,500
      300,000 Overseas Shipholding Group, Senior Note,
              7.500%, 2/15/2024                                                         292,500
      295,000 Stena AB, Senior Note,
              7.000%, 12/01/2016                                                        278,038
      350,000 Stena AB, Senior Note,
              7.500%, 11/01/2013                                                        343,875
                                                                                ---------------
                                                                                      1,161,913
                                                                                ---------------
              Treasuries -- 2.0%
      785,000 U.S. Treasury Note,
              4.625%, 9/30/2008                                                         784,080
                                                                                ---------------
              Wireless -- 1.2%
      435,000 Level 3 Communications, Inc., Convertible,
              2.875%, 7/15/2010                                                         438,806
        5,000 Level 3 Communications, Inc., Convertible,
              6.000%, 3/15/2010(e)                                                        4,394
       20,000 Level 3 Communications, Inc., Senior Note,
              11.500%, 3/01/2010(e)                                                      20,550
                                                                                ---------------
                                                                                        463,750
                                                                                ---------------
              Wirelines -- 6.1%
       65,000 Cincinnati Bell Telephone Co.,
              6.300%, 12/01/2028(e)                                                      56,225
       50,000 Cincinnati Bell, Inc.,
              8.375%, 1/15/2014(e)                                                       50,500
       95,000 Citizens Communications Co.,
              7.000%, 11/01/2025                                                         81,937
      375,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028                                                         335,625

  Principal
   Amount+      Description                                                        Value (a)
-----------------------------------------------------------------------------------------------
                Wirelines -- continued
$      75,000   Qwest Capital Funding, Inc., Guaranteed Note,
                7.000%, 8/03/2009(e)                                            $        75,375
    1,890,000   Qwest Capital Funding, Inc.,
                7.750%, 2/15/2031                                                     1,823,850
                                                                                ---------------
                                                                                      2,423,512
                                                                                ---------------
                Total Bonds and Notes (Identified Cost $32,696,127)                  34,778,463
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Preferred Stocks -- 5.4%
                Automotive -- 0.1%
        1,675   Ford Motor Co. Capital Trust II, Convertible,
                6.500%, 1/15/2032                                                        56,263
                                                                                ---------------
                Electric -- 2.1%
        6,475   AES Trust III, Convertible,
                6.750%, 10/15/2029                                                      316,628
        8,000   CMS Energy Trust I, Convertible,
                7.750%, 7/15/2027                                                       399,000
      140,000   NGC Corp. Capital Trust I, Series B, Convertible,
                8.316%, 6/01/2027                                                       127,400
                                                                                ---------------
                                                                                        843,028
                                                                                ---------------
                Packaging -- 0.6%
        6,500   Owens-Illinois, Inc., Convertible,
                4.750%, 12/31/2049                                                      227,825
                                                                                ---------------
                Pipelines -- 2.0%
        9,500   El Paso Energy Capital Trust I, Convertible,
                4.750%, 3/31/2028                                                       353,685
        4,000   Williams Holdings of Delaware, Convertible,
                5.500%, 6/01/2033                                                       450,500
                                                                                ---------------
                                                                                        804,185
                                                                                ---------------
                Technology -- 0.6%
          225   Lucent Technologies Capital Trust I, Convertible,
                7.750%, 3/15/2017                                                       229,922
                                                                                ---------------
                Total Preferred Stocks (Identified Cost $1,838,475)                   2,161,223
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Common Stocks -- 2.2%
                Home Construction -- 0.2%
        1,775   KB Home(e)                                                               77,745
                                                                                ---------------
                Metals & Mining -- 0.1%
        1,800   Companhia Vale do Rio Doce, ADR                                          38,808
                                                                                ---------------
                Pharmaceuticals -- 1.9%
        6,875   Merck & Co., Inc.                                                       288,062
        1,717   Teva Pharmaceutical Industries, Ltd., ADR(e)                             58,533
       11,998   Vertex Pharmaceuticals, Inc.(c)(e)                                      403,733
                                                                                ---------------
                                                                                        750,328
                                                                                ---------------
                Total Common Stocks (Identified Cost $565,801)                          866,881
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.1%
        3,835   Morgan Stanley Emerging Markets Debt Fund, Inc.(e)                       38,772
        2,175   High Income Opportunity Fund, Inc.                                       13,855
                                                                                ---------------
                Total Closed-End Investment Companies (Identified Cost $45,444)          52,627
                                                                                ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

    Shares/
   Principal
    Amount      Description                                                                Value (a)
----------------------------------------------------------------------------------------------------------
Short-Term Investments -- 17.1%
      4,281,021 State Street Securities Lending Quality Trust(g)                        $     4,281,021
  $   2,535,361 Tri-Party Repurchase Agreement with Fixed Income Clearing
                Corporation, dated 9/29/2006 at 3.45% to be repurchased at
                $2,536,090 on 10/02/2006, collateralized by $2,625,000 U.S.
                Treasury Note, 3.375% due 11/15/2008 valued at $2,622,645,
                including accrued interest (Note 2f)                                          2,535,361
                                                                                         ---------------
                Total Short-Term Investments (Identified Cost $6,816,382)                     6,816,382
                                                                                         ---------------
                Total Investments -- 112.2%
                (Identified Cost $41,962,229)(b)                                             44,675,576
                Other assets less liabilities -- (12.2)%                                     (4,867,483)
                                                                                         ---------------
                Net Assets -- 100%                                                      $    39,808,093
                                                                                         ===============
  +             Principal amount is in U.S. dollars unless otherwise noted.
            (a) See Note 2a of Notes to Financial Statements.
            (b) Federal Tax Information:
                At September 30, 2006, the net unrealized appreciation on
                investments based on cost of $41,965,589 for federal income tax purposes was as follows:
                Aggregate gross unrealized appreciation for all securities in which
                there is an excess of value over tax cost                               $     3,446,702
                Aggregate gross unrealized depreciation for all securities in which
                there is an excess of tax cost over value                                      (736,715)
                                                                                         ---------------
                Net unrealized appreciation                                             $     2,709,987
                                                                                         ===============
            (c) Non-income producing security.
            (d) Variable rate security whose interest rate varies with changes in a designated base rate
                (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
            (e) All or a portion of this security was on loan to brokers at September 30, 2006.
            (f) Illiquid security. At September 30, 2006, the value of these securities amounted to
                $517,060 or 1.3% of net assets.
            (g) Represents investment of securities lending collateral.
            ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
            MTN Medium Term Note
           144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
                These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $2,680,426 or 6.7% of total net assets.
            ARS Argentine Peso
            BRL Brazilian Real
            GBP British Pound
            IDR Indonesian Rupiah
            KRW South Korean Won
            MXN Mexican Peso
            NZD New Zealand Dollar
            THB Thailand Baht

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                        Pharmaceuticals           10.8%
                        Technology                 9.4
                        Automotive                 8.6
                        Wirelines                  6.1
                        Paper                      5.6
                        Pipelines                  5.6
                        Sovereigns                 5.5
                        Supranational              4.8
                        Media Cable                4.5
                        Chemicals                  4.2
                        Banking                    4.2
                        Electric                   3.4
                        Home Construction          3.1
                        Transportation Services    2.9
                        Supermarkets               2.7
                        Independent Energy         2.0
                        Retailers                  2.0
                        Treasuries                 2.0
                        Others, less than 2% each  7.7

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                           PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006


  Principal
   Amount     Description                                                           Value (a)
---------------------------------------------------------------------------------------------------
Bonds and Notes -- 98.2% of Net Assets
              Asset-Backed Securities -- 4.5%
$   1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                  $     1,001,580
    2,200,000 Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2,
              5.549%, 8/25/2021                                                        2,196,177
       51,852 Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class
              A3, 3.800%, 7/25/2030                                                       51,679
      430,382 Residential Funding Mortgage Securities II, Inc., Series 2004-HI3,
              Class A3,
              3.810%, 8/25/2017                                                          427,840
      670,000 Residential Funding Mortgage Securities II, Inc., Series 2004-HI3,
              Class A4,
              4.630%, 1/25/2020                                                          662,655
      660,000 Residential Funding Mortgage Securities II, Inc., Series 2005-HI3,
              Class A4,
              5.490%, 9/25/2035                                                          653,220
      853,476 Residential Funding Mortgage Securities II, Inc., Series 2002-HI5,
              Class A7,
              5.700%, 1/25/2028                                                          860,366
                                                                                 ---------------
                                                                                       5,853,517
                                                                                 ---------------
              Government Sponsored -- 5.8%
      600,000 Fannie Mae,
              6.625%, 9/15/2009(d)                                                       627,920
    2,935,000 Federal Farm Credit Bank,
              2.375%, 10/02/2006                                                       2,935,000
    4,200,000 Federal Home Loan Bank,
              3.625%, 11/14/2008(d)                                                    4,085,819
                                                                                 ---------------
                                                                                       7,648,739
                                                                                 ---------------
              Hybrid ARMs -- 2.0%
    2,014,504 Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A,
              5.589%, 7/25/2035(c)                                                     1,986,170
      630,071 Washington Mutual, Series 2004-AR7, Class A2A,
              3.537%, 7/25/2034                                                          626,983
                                                                                 ---------------
                                                                                       2,613,153
                                                                                 ---------------
              Mortgage Backed Securities -- 1.1%
    1,400,000 Commercial Mortgage Pass Through Certificates, Series 2006-C7,
              Class A4,
              5.769%, 6/10/2046(c)                                                     1,450,270
                                                                                 ---------------
              Mortgage Related -- 65.4%
      903,254 FHLMC,
              4.500%, 5/01/2034                                                          846,081
   12,452,936 FHLMC
              5.000%, with various maturities to 2035(e)                              12,172,279
    2,841,331 FHLMC,
              5.500%, 12/01/2034                                                       2,807,621
    7,585,000 FHLMC (TBA),
              6.000%, 7/01/2016(h)                                                     7,689,294
      248,617 FHLMC,
              6.000%, 11/01/2019                                                         252,111
   13,635,344 FHLMC
              6.500%, with various maturities to 2034(e)                              13,912,563
      296,328 FHLMC,
              7.000%, 2/01/2016                                                          303,946

  Principal
   Amount        Description                                             Value (a)
-------------------------------------------------------------------------------------
                 Mortgage Related -- continued
$      57,381    FHLMC
                 7.500%, with various maturities to 2026(e)           $        59,294
       37,285    FHLMC
                 8.000%, with various maturities to 2015(e)                    38,815
        6,789    FHLMC,
                 10.000%, 7/01/2019                                             7,478
      345,816    FHLMC
                 11.500%, with various maturities to 2020(e)                  375,182
   15,570,519    FNMA
                 4.000%, with various maturities to 2019(e)                14,751,869
    3,001,495    FNMA
                 4.500%, with various maturities to 2035(e)                 2,846,308
    8,035,833    FNMA
                 5.000%, with various maturities to 2035(e)                 7,726,588
    4,587,790    FNMA
                 5.500%, with various maturities to 2034(e)                 4,544,031
    5,412,375    FNMA
                 6.000%, with various maturities to 2034(e)                 5,483,239
    8,556,131    FNMA
                 6.500%, with various maturities to 2036(e)                 8,718,595
      307,741    FNMA,
                 7.000%, 12/01/2022                                           320,071
      764,656    FNMA
                 7.500%, with various maturities to 2032(e)                   791,302
      137,156    FNMA
                 8.000%, with various maturities to 2016(e)                   144,082
      159,261    GNMA,
                 6.000%, 12/15/2031                                           161,444
      630,392    GNMA,
                 6.500%, 5/15/2031                                            647,850
      637,455    GNMA
                 7.000%, with various maturities to 2029(e)                   658,430
       32,512    GNMA
                 9.000%, with various maturities to 2009(e)                    33,264
       11,737    GNMA,
                 9.500%, 8/15/2009                                             12,173
       10,787    GNMA
                 12.500%, with various maturities to 2015(e)                   12,018
      144,438    GNMA
                 16.000%, with various maturities to 2012(e)                  165,687
       73,375    GNMA 17.000%, with various maturities to 2011(e)              85,517
                                                                      ---------------
                                                                           85,567,132
                                                                      ---------------
                 Treasuries -- 19.4%
    1,290,000    U.S. Treasury Note, 2.500%, 10/31/2006(d)                  1,287,481
    8,095,000    U.S. Treasury Note, 3.000%, 12/31/2006(g)                  8,053,578
    1,000,000    U.S. Treasury Note, 3.125%, 10/15/2008(d)                    970,000
    8,985,000    U.S. Treasury Note, 3.375%, 2/28/2007(g)                   8,924,980
    1,930,000    U.S. Treasury Note, 6.125%, 8/15/2007(d)                   1,948,621
      750,000    U.S. Treasury Note, 6.625%, 5/15/2007(d)                     757,294
    4,000,000    U.S. Treasury STRIPS, Zero Coupon, 11/15/2009              3,469,352
                                                                      ---------------
                                                                           25,411,306
                                                                      ---------------
                 Total Bonds and Notes (Identified Cost $129,744,739)     128,544,117
                                                                      ---------------

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2006

   Shares/
  Principal
   Amount        Description                                                              Value (a)
---------------------------------------------------------------------------------------------------------
Short-Term Investments -- 5.4%
    4,765,375    State Street Securities Lending Quality Trust(f)                      $     4,765,375
$   2,280,582    Tri-Party Repurchase Agreement with Fixed Income Clearing
                 Corporation, dated 9/29/2006 at 3.45% to be repurchased at
                 $2,281,237 on 10/02/2006, collateralized by $2,340,000 U.S.
                 Treasury Bond, 3.875% due 5/15/2009 valued at $2,365,143
                 including accrued interest (Note 2f)                                        2,280,582
                                                                                        ---------------
                 Total Short-Term Investments (Identified Cost $7,045,957)                   7,045,957
                                                                                        ---------------
                 Total Investments -- 103.6%
                 (Identified Cost $136,790,696)(b)                                         135,590,074
                 Other assets less liabilities--(3.6)%                                      (4,766,882)
                                                                                        ---------------
                 Net Assets -- 100%                                                    $   130,823,192
                                                                                        ===============
          (a)    See Note 2a of Notes to Financial statements.
          (b)    Federal Tax Information:
                 At September 30, 2006, the unrealized depreciation on
                 investments based on cost of $137,035,116 for federal income tax purposes was as follows:
                 Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                       $       398,459
                 Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                            (1,843,501)
                                                                                        ---------------
                 Net unrealized depreciation                                           $    (1,445,042)
                                                                                        ===============
          (c)    Variable rate security whose interest rate varies with changes in a designated base rate
                 (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          (d)    All or a portion of this security was on loan to brokers at September 30, 2006.
          (e)    The Fund's investment in mortgage related securities of the Federal Home Loan
                 Mortgage Corporation, Federal National Mortgage Association and Government National
                 Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
          (f)    Represents investment of securities lending collateral.
          (g)    All or a portion of this security has been segregated to cover requirements on delayed delivery obligations.
          (h)    Delayed delivery security. (Note 2h)
          ARM    Adjustable Rate Mortgage
        FHLMC    Federal Home Loan Mortgage Corporation
         FNMA    Federal National Mortgage Association
         GNMA    Government National Mortgage Association
       STRIPS    Separate Trading of Registered Interest and Principal of Securities
          TBA    To Be Announced (see Note 2h of Notes to Financial Statements)

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                        Mortgage Related           65.4%
                        Treasuries                 19.4
                        Government Sponsored        5.8
                        Asset-Backed Securities     4.5
                        Hybrid ARMs                 2.0
                        Mortgage Backed Securities  1.1

                See accompanying notes to financial statements.

 LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount     Description                                           Value (a)
--------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.3% of Net Assets
              Highlands County, FL, Health Facilities
              Authority -- 1.5%
$   1,000,000 Adventis Health System,
              5.875%, 11/15/2029                                 $     1,091,120
                                                                 ---------------
              Marthas Vineyard, MA -- 1.4%
    1,000,000 Land Bank Revenue,
              5.000%, 5/01/2032 (AMBAC insured)                        1,045,520
                                                                 ---------------
              Massachusetts -- 6.4%
    4,000,000 State Refunding Series A,
              6.500%, 11/01/2014 (AMBAC insured)                       4,769,360
                                                                 ---------------
              Massachusetts Bay Transportation Authority -- 3.8%
    2,000,000 Sales Tax Revenue Series C,
              5.000%, 7/01/2028                                        2,150,820
      630,000 Series A, Unrefunded,
              5.250%, 7/01/2030                                          661,097
                                                                 ---------------
                                                                       2,811,917
                                                                 ---------------
              Massachusetts Development Finance Agency -- 16.9%
    2,000,000 Cambridge Street Development Series A,
              5.125%, 2/01/2034 (MBIA insured)                         2,102,920
    1,450,000 Curry College, Series A,
              5.000%, 3/01/2036 (ACA insured)                          1,486,033
    1,000,000 Hampshire College,
              5.625%, 10/01/2024                                       1,069,280
    2,500,000 Mount Holyoke College,
              5.250%, 7/01/2031                                        2,638,025
    2,800,000 Springfield Resource Recovery Series A,
              5.625%, 6/01/2019                                        2,934,148
    1,100,000 Visual and Performing Arts,
              6.000%, 8/01/2021                                        1,327,656
    1,000,000 WGBH Educational Foundation Series A,
              5.375%, 1/01/2042 (AMBAC insured)                        1,092,840
                                                                 ---------------
                                                                      12,650,902
                                                                 ---------------
              Massachusetts Health & Educational Facilities
              Authority -- 35.4%
    1,160,000 Baystate Medical Center Series F,
              5.700%, 7/01/2027                                        1,230,261
    2,000,000 Boston University,
              5.000%, 10/01/2039 (FGIC insured)                        2,086,960
    2,200,000 Catholic Health East,
              5.500%, 11/15/2032                                       2,335,652
    3,000,000 Harvard University Series N,
              6.250%, 4/01/2020                                        3,734,160
    2,845,000 Nichols College Series C,
              6.000%, 10/01/2017                                       2,995,785
    2,000,000 Partners Healthcare Systems Series B,
              5.250%, 7/01/2029                                        2,079,480
    2,500,000 Partners Healthcare Systems Series C,
              5.750%, 7/01/2021                                        2,717,975
    1,500,000 Tufts University Series I,
              5.250%, 2/15/2030                                        1,582,935
    1,000,000 University of Massachusetts Project Series C,
              5.250%, 10/01/2031 (MBIA insured)                        1,070,410
    2,000,000 University of Massachusetts Series C,
              5.125%, 10/01/2034 (FGIC insured)                        2,119,920
    2,000,000 Wellesley College Series F,
              5.125%, 7/01/2039                                        2,066,740

  Principal
   Amount     Description                                                   Value (a)
----------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities
              Authority -- continued
$   1,315,000 Wheaton College Series E,
              5.000%, 7/01/2017                                          $     1,398,134
    1,030,000 Williams College Series H,
              5.000%, 7/01/2017                                                1,102,213
                                                                         ---------------
                                                                              26,520,625
                                                                         ---------------
              Massachusetts Housing Finance Agency -- 0.5%
      340,000 Single Family Mortgage Series 21,
              7.125%, 6/01/2025                                                  340,993
                                                                         ---------------
              Massachusetts Port Authority -- 4.1%
    1,750,000 Delta Air Lines, Inc. Project Series A,
              5.500%, 1/01/2019 (AMBAC insured)                                1,836,782
    1,200,000 Series A,
              5.000%, 7/01/2033 (MBIA insured)                                 1,254,348
                                                                         ---------------
                                                                               3,091,130
                                                                         ---------------
              Massachusetts Water Resources Authority -- 6.7%
    1,000,000 General Series A,
              5.250%, 8/01/2020 (MBIA insured)                                 1,108,900
    3,240,000 Series A,
              6.500%, 7/15/2019 (FGIC insured)                                 3,903,876
                                                                         ---------------
                                                                               5,012,776
                                                                         ---------------
              Michigan Hospital Finance Authority -- 2.2%
    1,500,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                               1,626,825
                                                                         ---------------
              New England Education Loan Marketing -- 2.8%
    2,000,000 Student Loan Revenue Bond Sub-Issue H,
              6.900%, 11/01/2009                                               2,113,320
                                                                         ---------------
              New Jersey Economic Development Authority -- 1.4%
    1,000,000 Series A,
              5.625%, 6/15/2018                                                1,041,870
                                                                         ---------------
              New Jersey Transportation Trust Fund
              Authority -- 1.5%
    1,000,000 Series A,
              5.500%, 12/15/2023                                               1,158,010
                                                                         ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer
              Authority -- 4.5%
    3,000,000 Aqueduct & Sewer Authority,
              6.250%, 7/01/2013                                                3,399,000
                                                                         ---------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority -- 2.1%
    1,500,000 Series B,
              5.000%, 7/01/2031                                                1,557,330
                                                                         ---------------
              Puerto Rico Public Finance Corp. -- 4.3%
    3,000,000 Commonwealth Appropriation Series A,
              5.750%, 8/01/2027(c)                                             3,232,980
                                                                         ---------------
              University of Massachusetts Building Authority -- 1.8%
    1,250,000 SR - Series 1,
              5.250%, 11/01/2028 (AMBAC insured)                               1,376,138
                                                                         ---------------
              Total Tax Exempt Obligations (Identified Cost $68,612,972)      72,839,816
                                                                         ---------------

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2006

  Principal
   Amount     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
Short-Term Investments -- 3.6%
$   2,677,532 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/29/2006 at 3.45% to be repurchased at
              $2,678,302 on 10/02/2006, collateralized by $2,180,000 U.S.
              Treasury Bond, 6.875% due 8/15/2025 valued at $2,846,490
              including accrued interest (Note 2F)
              (Identified Cost $2,677,532)                                        $     2,677,532
                                                                                  ---------------
              Total Investments -- 100.9%
              (Identified Cost $71,290,504)(b)                                         75,517,348
              Other assets less liabilities--(0.9)%                                      (693,949)
                                                                                  ---------------
              Total Net Assets -- 100%                                            $    74,823,399
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2006, the net unrealized appreciation on
              investments based on cost of $71,427,894 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $     4,121,153
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (31,699)
                                                                                  ---------------
              Net unrealized appreciation                                         $     4,089,454
                                                                                  ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          ACA American Capital Access
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                    Colleges & Universities            33.0%
                    Water & Sewerage                   13.3
                    State Appropriations               12.2
                    Hospital                           11.2
                    Airport                             4.1
                    Resource Recovery                   3.9
                    Sales Tax                           3.8
                    Pre-Refunded                        3.3
                    Student Loan                        2.8
                    Redevelopment Agency/Urban Renewal  2.8
                    Hospital-Obligated Group            2.2
                    Other, less than 2% each            4.7

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount     Description                                                      Value (a)
-------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 98.5% of Net Assets
              California -- 8.2%
$   2,655,000 California Statewide Communities Development Authority
              (California Endowment),
              5.250%, 7/01/2023                                             $     2,873,692
    1,000,000 California Health Facilities Financing Authority
              (Cedar-Sinai Medical Center),
              5.000%, 11/15/2027                                                  1,043,080
    1,000,000 California Health Facilities Financing Authority
              (California Healthcare West),
              4.950%, 7/01/2026                                                   1,049,740
    1,500,000 California State,
              5.125%, 6/01/2027                                                   1,555,500
    1,500,000 California Statewide Communities Development Authority
              (Sutter Health), Series A,
              5.000%, 11/15/2043                                                  1,552,095
                                                                            ---------------
                                                                                  8,074,107
                                                                            ---------------
              Colorado -- 2.5%
    2,500,000 Colorado Health Facilities Authority,
              5.000%, 12/01/2035                                                  2,514,975
                                                                            ---------------
              District of Columbia -- 3.2%
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029 (FGIC insured)                                   3,146,220
                                                                            ---------------
              Florida -- 2.7%
    1,500,000 Highlands County, FL, Health Facilities Authority
              (Adventist Health System),
              5.375%, 11/15/2035                                                  1,580,940
    1,000,000 Jacksonville, FL, Economic Development Community Health Care
              Facilities (Mayo Clinic),
              5.000%, 11/15/2036                                                  1,045,780
                                                                            ---------------
                                                                                  2,626,720
                                                                            ---------------
              Guam -- 1.1%
    1,000,000 Guam Government Waterworks Authority,
              5.875%, 7/01/2035                                                   1,071,580
                                                                            ---------------
              Illinois -- 3.2%
    1,000,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                   1,038,750
    2,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042 (MBIA insured)                                    2,120,040
                                                                            ---------------
                                                                                  3,158,790
                                                                            ---------------
              Indiana -- 1.0%
    1,000,000 Indiana Health & Educational Facility, Financing Authority
              (Clarian Health Obligation), Series A,
              5.000%, 2/15/2039                                                   1,032,410
                                                                            ---------------
              Louisiana -- 5.2%
    4,000,000 DeSoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                  4,085,120
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033 (AMBAC insured)                                   1,025,930
                                                                            ---------------
                                                                                  5,111,050
                                                                            ---------------
              Massachusetts -- 2.7%
    1,500,000 Massachusetts State,
              5.000%, 3/01/2019                                                   1,608,375
    1,045,000 Massachusetts State Health & Educational Facilities Authority
              (Lahey Clinic Medical Center),
              4.500%, 8/15/2035 (FGIC insured)                                    1,031,634
                                                                            ---------------
                                                                                  2,640,009
                                                                            ---------------

  Principal
   Amount     Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              Michigan -- 6.0%
$   1,500,000 Michigan State Hospital Finance Authority
              (Henry Ford Health System), Series A,
              5.000%, 11/15/2038                                            $     1,555,395
    1,100,000 Michigan State Hospital Finance Authority
              (Oakwood Obligated Group),
              5.500%, 11/01/2014                                                  1,198,648
    1,000,000 Taylor Brownfield Redevelopment Authority, MI,
              5.000%, 5/01/2025 (MBIA insured)                                    1,058,550
    2,000,000 University of Michigan Hospital,
              5.250%, 12/01/2020                                                  2,132,920
                                                                            ---------------
                                                                                  5,945,513
                                                                            ---------------
              Minnesota -- 3.3%
    1,000,000 Chaska Minnesota Electric Revenue,
              5.250%, 10/01/2025                                                  1,079,510
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                  2,146,920
                                                                            ---------------
                                                                                  3,226,430
                                                                            ---------------
              Mississippi -- 5.5%
    2,000,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.700%, 4/01/2022                                                   2,419,340
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                   3,051,350
                                                                            ---------------
                                                                                  5,470,690
                                                                            ---------------
              New Jersey -- 5.5%
    1,000,000 New Jersey Economic Development Authority,
              5.500%, 6/15/2024                                                   1,052,040
    1,000,000 New Jersey Economic Development Authority, Series A,
              5.625%, 6/15/2018                                                   1,041,870
    1,000,000 New Jersey Health Care Facilities Financing Authority
              (Catholic Health East),
              5.375%, 11/15/2033                                                  1,057,210
    2,000,000 New Jersey Transportation Trust Fund Authority, Series A,
              5.500%, 12/15/2023                                                  2,316,020
                                                                            ---------------
                                                                                  5,467,140
                                                                            ---------------
              New York -- 17.6%
    1,020,000 New York, NY,
              6.000%, 1/15/2020                                                   1,146,694
    1,400,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020 (FSA insured)                                     1,467,606
    1,000,000 New York, NY, City Industrial Development Agency,
              5.500%, 1/01/2024                                                   1,079,560
    2,000,000 New York, NY, City Municipal Water Finance Authority,
              5.000%, 6/15/2025 (MBIA insured)                                    2,125,940
    1,000,000 New York, NY, City Municipal Water Finance Authority,
              5.125%, 6/15/2034 (FSA insured)                                     1,049,990
    1,000,000 New York State Dormitory Authority (Rockefeller University),
              5.000%, 7/01/2032                                                   1,042,450
    2,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                   2,187,280
    2,740,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                   2,978,819
    1,000,000 New York State Housing Finance Agency,
              5.250%, 9/15/2019                                                   1,089,880
    3,000,000 New York State Municipal Bond Bank Agency,
              5.250%, 6/01/2020                                                   3,209,910
                                                                            ---------------
                                                                                 17,378,129
                                                                            ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount     Description                                                     Value (a)
---------------------------------------------------------------------------------------------
              North Carolina -- 1.4%
$   1,300,000 North Carolina Eastern Municipal Power Agency,
              5.500%, 1/01/2012                                            $     1,393,847
                                                                           ---------------
              Oregon -- 6.0%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority
              (Providence Health System),
              5.250%, 10/01/2012                                                 1,889,685
    4,000,000 Western Generation Agency,
              7.400%, 1/01/2016(c)                                               4,011,840
                                                                           ---------------
                                                                                 5,901,525
                                                                           ---------------
              Pennsylvania -- 4.5%
    4,000,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019 (AMBAC insured)                                  4,395,000
                                                                           ---------------
              Puerto Rico -- 3.3%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              5.500%, 10/01/2040                                                 1,074,480
    2,000,000 Puerto Rico Public Finance Corp., Commonwealth Appropriation
              Series A, 5.750%, 8/01/2027(d)                                     2,155,320
                                                                           ---------------
                                                                                 3,229,800
                                                                           ---------------
              South Carolina -- 3.3%
    1,100,000 Charleston Educational Excellence Finance Corp.,
              5.250%, 12/01/2030                                                 1,173,205
    1,155,000 Lexington One School Facilities Corp.,
              5.000%, 12/01/2026                                                 1,214,113
      800,000 Newberry Investing in Children's Education
              (Newberry County School District),
              5.250%, 12/01/2022                                                   843,352
                                                                           ---------------
                                                                                 3,230,670
                                                                           ---------------
              South Dakota -- 1.3%
    1,250,000 South Dakota Health & Educational Facilities Authority
              (Sioux Valley Hospital),
              5.250%, 11/01/2027                                                 1,320,638
                                                                           ---------------
              Tennessee -- 4.4%
    2,500,000 Tennessee Energy Acquisition Corp., Gas Revenue, Series A,
              5.250%, 9/01/2026                                                  2,804,675
    1,500,000 Tennessee Housing Development Agency, Series A,
              5.200%, 7/01/2023                                                  1,572,360
                                                                           ---------------
                                                                                 4,377,035
                                                                           ---------------
              Texas -- 4.3%
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033 (MBIA insured)                                  2,142,480
    1,000,000 Katy, TX, Independent School District,
              5.125%, 2/15/2020                                                  1,056,250
    1,000,000 Lewisville, TX, Independent School District,
              5.250%, 8/15/2027                                                  1,048,310
                                                                           ---------------
                                                                                 4,247,040
                                                                           ---------------
              Washington -- 2.3%
    2,000,000 Energy Northwest, WA, Electric, Project No.
              1, 5.500%, 7/01/2014                                               2,227,480
                                                                           ---------------
              Total Tax Exempt Obligations (Identified Cost $93,378,364)        97,186,798
                                                                           ---------------

  Principal
   Amount     Description                                                            Value (a)
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.3%
$     271,524 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 09/29/2006 at 3.45% to be repurchased at
              $271,602 on 10/02/2006, collateralized by $285,000 U.S.
              Treasury Note, 3.375% due 11/15/2008 valued at $285,122,
              including accrued interest (Note 2f)
              (Identified Cost $271,524)                                          $       271,524
                                                                                    ---------------
              Total Investments -- 98.8%
              (Identified Cost $93,649,888)(b)                                         97,458,322
              Other assets less liabilities--1.2%                                       1,177,525
                                                                                    ---------------
              Net Assets -- 100%                                                  $    98,635,847
                                                                                    ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2006, the net unrealized appreciation on
              investments based on cost of $93,754,016 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over of tax cost                  $     3,798,375
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (94,069)
                                                                                    ---------------
              Net unrealized appreciation                                         $     3,704,306
                                                                                    ===============
          (c) Illiquid security. At September 30, 2006, the value of this security amounted to
              $4,011,840 or 4.1% of net assets.
          (d) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corp.
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corp.
          FSA Financial Security Assurance, Inc.

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

              Corporate Backed/Industrial Revenue/Pollution
                Control                                     14.1%
              Hospital Obligated Group                      10.8
              Hospital                                       8.4
              Colleges & Universities                        7.4
              Electric                                       6.9
              Special Tax                                    6.4
              Airport                                        5.4
              State Appropriation                            4.5
              Lease                                          4.4
              Water & Sewerage                               4.3
              Resource Recovery                              4.1
              Bond Bank/Pooled Loan Program                  3.3
              State General Obligation                       3.2
              Non-Profit                                     2.9
              Gas                                            2.8
              Senior Living                                  2.6
              City & Town                                    2.2
              School District                                2.1
              Other, less than 2% each                       2.7

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount+    Description                                             Value (a)
----------------------------------------------------------------------------------
Bonds and Notes -- 87.5% of Net Assets
Convertible Bonds -- 4.9%
              Canada -- 0.2%
$   8,499,000 Nortel Networks Corp., Guaranteed Senior Note,
              4.250%, 9/01/2008                                    $     8,116,545
                                                                   ---------------
              Ireland -- 0.1%
    2,045,000 Elan Capital Corp., Ltd.,
              6.500%, 11/10/2008                                         4,358,406
                                                                   ---------------
              United States -- 4.6%
    7,809,000 Amkor Technology, Inc.,
              5.000%, 3/15/2007(c)                                       7,340,460
   11,820,000 Avnet, Inc.,
              2.000%, 3/15/2034                                         11,258,550
   32,815,000 Bristol-Myers Squibb Co.,
              4.890%, 9/15/2023(d)                                      32,874,067
      200,000 Builders Transport, Inc., Subordinated Note,
              6.500%, 5/01/2011(g)                                              --
    1,000,000 Builders Transport, Inc., Subordinated Note,
              8.000%, 8/15/2005(g)                                              --
      750,000 Ciena Corp.,
              3.750%, 2/01/2008                                            723,750
    2,000,000 CONMED Corp.,
              2.500%, 11/15/2024                                         1,732,500
      157,000 Dixie Group, Inc., Subordinated Note,
              7.000%, 5/15/2012                                            148,954
   14,933,000 Enzon, Inc.,
              4.500%, 7/01/2008                                         14,335,680
    5,111,000 EPIX Pharmaceuticals, Inc., Senior Note,
              3.000%, 6/15/2024                                          3,271,040
    6,060,000 Human Genome Sciences, Inc.,
              2.250%, 8/15/2012                                          5,590,350
   16,305,000 Incyte Corp.,
              3.500%, 2/15/2011                                         12,371,419
    4,865,000 Inhale Therapeutic Systems, Inc., Subordinated Note,
              3.500%, 10/17/2007                                         4,719,050
    3,780,000 Invitrogen Corp.,
              1.500%, 2/15/2024                                          3,279,150
    2,360,000 IVAX Corp., Senior Subordinated Note,
              4.500%, 5/15/2008                                          2,368,850
    5,355,000 Kellwood Co.,
              3.500%, 6/15/2034                                          4,792,725
    3,540,000 Kulicke & Soffa Industries, Inc.,
              1.000%, 6/30/2010                                          3,336,450
    5,810,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              0.500%, 11/30/2008                                         5,069,225
   12,100,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009                                         10,874,875
    1,085,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010(c)                                         953,444
    2,335,000 Liberty Media Corp.,
              3.500%, 1/15/2031                                          2,577,256
    5,050,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(b)                                       4,646,000
    5,925,000 Nektar Therapeutics,
              3.250%, 9/28/2012                                          5,791,687
      625,000 Nextel Communications, Inc., Senior Note,
              5.250%, 1/15/2010                                            614,844
      500,000 Preston Corp., Subordinated Note,
              7.000%, 5/01/2011                                            460,000
   20,000,000 Regeneron Pharmaceuticals, Inc., Subordinated Note,
              5.500%, 10/17/2008                                        19,700,000

  Principal
   Amount+    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              United States -- continued
$     311,000 Richardson Electronics, Ltd., 144A,
              7.750%, 12/15/2011                                        $       280,678
    1,950,000 SCI Systems, Inc., Subordinated Note,
              3.000%, 3/15/2007                                               1,911,000
    7,716,000 Sinclair Broadcast Group, Inc.,
              (step to 2.000% on 1/15/2011),
              4.875%, 7/15/2018(i)                                            6,857,595
   19,005,000 Valeant Pharmaceuticals International, Subordinated Note,
              3.000%, 8/16/2010                                              17,959,725
   19,430,000 Valeant Pharmaceuticals International,
              Subordinated Note,
              4.000%, 11/15/2013(c)                                          18,239,912
    2,349,000 Vertex Pharmaceuticals, Inc., 144A,
              5.750%, 2/15/2011                                               5,314,613
   23,130,000 Wells Fargo & Co.,
              5.239%, 5/01/2033(d)                                           23,368,239
                                                                        ---------------
                                                                            232,762,088
                                                                        ---------------
              Total Convertible Bonds (Identified Cost $234,655,326)        245,237,039
                                                                        ---------------
Non-Convertible Bonds -- 82.6%
              Argentina -- 0.5%
    2,405,000 Pecom Energia SA, 144A,
              8.125%, 7/15/2010                                               2,501,200
    3,603,539 Republic of Argentina,
              Zero Coupon, 12/15/2035(d)                                        358,192
   40,415,000 Republic of Argentina,
              2.418%, 9/30/2014, (ARS)(d)                                    13,326,318
   10,390,625 Republic of Argentina,
              5.590%, 8/03/2012(d)                                            8,226,087
    1,351,006 Republic of Argentina,
              8.280%, 12/31/2033(c)(f)                                        1,300,343
                                                                        ---------------
                                                                             25,712,140
                                                                        ---------------
              Australia -- 0.0%
    1,000,000 General Motors Acceptance Corp. of Australia, Ltd.,
              6.500%, 8/10/2007, (AUD)                                          720,589
                                                                        ---------------
              Brazil -- 3.3%
   92,000,000 JPMorgan Chase Bank, 144A,
              Zero Coupon, 5/17/2010, (BRL)                                  26,626,390
   17,907,000 Republic of Brazil,
              8.250%, 1/20/2034(c)                                           20,593,050
    6,000,000 Republic of Brazil,
              8.875%, 4/15/2024                                               7,215,000
  107,840,000 Republic of Brazil,
              12.500%, 1/05/2022, (BRL)                                      48,707,295
  140,235,000 Republic of Brazil,
              12.500%, 1/05/2016, (BRL)(c)                                   64,738,482
                                                                        ---------------
                                                                            167,880,217
                                                                        ---------------
              Canada -- 14.7%
      250,000 Abitibi-Consolidated, Inc.,
              6.000%, 6/20/2013                                                 203,125
    2,060,000 Abitibi-Consolidated, Inc.,
              7.400%, 4/01/2018                                               1,689,200
    7,375,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028                                               5,826,250
    1,650,000 Alcan, Inc.,
              5.750%, 6/01/2035                                               1,563,562
      750,000 Avenor, Inc.,
              10.850%, 11/30/2014, (CAD)                                        707,895

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                   Value (a)
----------------------------------------------------------------------------------------
              Canada -- continued
$   2,445,000 Bombardier, Inc.,
              7.350%, 12/22/2026, (CAD)                                  $     1,985,093
   11,600,000 Bombardier, Inc., 144A,
              7.450%, 5/01/2034                                                9,990,500
  361,535,000 Canadian Government,
              2.750%, 12/01/2007, (CAD)                                      318,920,608
   70,540,000 Canadian Government,
              4.250%, 9/01/2008, (CAD)(c)                                     63,481,267
   10,555,000 Canadian Government,
              4.250%, 9/01/2009, (CAD)                                         9,531,748
  111,010,000 Canadian Government,
              4.500%, 9/01/2007, (CAD)(c)                                     99,702,920
   24,200,000 Canadian Government,
              6.000%, 6/01/2008, (CAD)(c)                                     22,356,448
    7,955,000 Domtar, Inc.,
              5.375%, 12/01/2013                                               6,801,525
      945,000 GMAC Canada, Ltd.,
              7.750%, 9/26/2008, (NZD)                                           569,744
      335,000 GMAC Canada, Ltd., Series E., (MTN),
              6.625%, 12/17/2010, (GBP)                                          613,909
    9,790,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                9,037,306
   22,350,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                               20,013,218
    6,840,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                5,643,000
   22,320,000 Nortel Networks, Ltd., 144A,
              10.125%, 7/15/2013                                              23,547,600
   14,010,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                              13,974,975
    5,800,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                5,046,000
    5,990,000 Province of British Columbia,
              5.250%, 12/01/2006, (CAD)                                        5,367,340
   29,235,000 Province of British Columbia,
              6.000%, 6/09/2008, (CAD)                                        26,957,926
   13,000,000 Province of Manitoba,
              4.450%, 12/01/2008, (CAD)                                       11,724,017
    6,685,000 Province of Manitoba,
              5.750%, 6/02/2008, (CAD)                                         6,139,494
    6,745,000 Province of Ontario,
              3.875%, 3/08/2008, (CAD)                                         6,013,927
   40,020,000 Province of Ontario,
              5.700%, 12/01/2008, (CAD)                                       37,018,545
   18,470,000 Province of Saskatchewan,
              5.500%, 6/02/2008, (CAD)                                        16,896,725
    8,500,000 Rogers Wireless Communications, Inc., Senior Note,
              7.625%, 12/15/2011, (CAD)                                        8,231,939
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note,
              6.375%, 3/01/2014                                                2,515,531
                                                                         ---------------
                                                                             742,071,337
                                                                         ---------------
              Cayman Islands -- 0.0%
    1,000,000 Enersis SA, Cayman Island,
              7.400%, 12/01/2016                                               1,071,954
                                                                         ---------------
              Chile -- 0.3%
    4,875,000 Empresa Nacional de Electricidad SA, Chile,
              7.875%, 2/01/2027                                                5,403,294
      250,000 Empresa Nacional de Electricidad SA, Chile,
              8.350%, 8/01/2013(c)                                               280,498

   Principal
    Amount+      Description                                               Value (a)
---------------------------------------------------------------------------------------
                 Chile -- continued
$      1,700,000 Empresa Nacional de Electricidad SA, Chile,
                 8.625%, 8/01/2015(c)                                   $     1,968,834
       4,525,000 Enersis SA, Chile,
                 7.375%, 1/15/2014(c)                                         4,809,555
                                                                        ---------------
                                                                             12,462,181
                                                                        ---------------
                 France -- 0.3%
 224,520,000,000 BNP Paribas SA, 144A,
                 Zero Coupon, 6/13/2011, (IDR)                               15,574,630
                                                                        ---------------
                 Ireland -- 0.6%
      32,115,000 Elan Finance Corp., Senior Note,
                 7.750%, 11/15/2011                                          31,271,981
                                                                        ---------------
                 Mexico -- 3.5%
       5,850,000 Desarrolladora Homex SA de CV,
                 7.500%, 9/28/2015                                            5,733,000
     473,800,000 United Mexican States,
                 9.000%, 12/20/2012, (MXN)                                   44,798,536
     324,500,000 United Mexican States, Series M-10,
                 8.000%, 12/17/2015, (MXN)                                   28,961,197
   1,138,400,000 United Mexican States, Series M-10,
                 8.000%, 12/07/2023, (MXN)                                   98,867,047
                                                                        ---------------
                                                                            178,359,780
                                                                        ---------------
                 Netherlands -- 0.1%
       1,330,000 GMAC International Finance BV,
                 8.000%, 3/14/2007, (NZD)                                       862,580
       1,120,000 Koninklijke (Royal) KPN NV, Series E, (MTN),
                 5.750%, 3/18/2016, (GBP)                                     2,074,452
       1,800,000 Koninklijke (Royal) KPN NV, Series G (MTN),
                 4.000%, 6/22/2015, (EUR)                                     2,134,269
                                                                        ---------------
                                                                              5,071,301
                                                                        ---------------
                 Norway -- 0.1%
      22,740,000 Kingdom of Norway,
                 6.750%, 1/15/2007, (NOK)                                     3,514,286
      10,000,000 Kingdom of Norway,
                 5.500%, 5/15/2009, (NOK)                                     1,590,457
                                                                        ---------------
                                                                              5,104,743
                                                                        ---------------
                 Philippines -- 0.1%
       3,700,000 Philippine Long Distance Telephone Co., (MTN),
                 8.350%, 3/06/2017(c)                                         4,042,250
       1,784,500 Quezon Power (Philippines), Ltd., Senior Secured Note,
                 8.860%, 6/15/2017                                            1,793,422
                                                                        ---------------
                                                                              5,835,672
                                                                        ---------------
                 Republic of Korea -- 0.2%
       5,470,000 Hanarotelecom, Inc., 144A,
                 7.000%, 2/01/2012                                            5,374,275
       5,000,000 Hynix Semiconductor, Inc., 144A,
                 9.875%, 7/01/2012(c)                                         5,450,000
         300,000 Samsung Electronics Co., Ltd., 144A,
                 7.700%, 10/01/2027                                             322,022
                                                                        ---------------
                                                                             11,146,297
                                                                        ---------------
                 Singapore -- 0.0%
       1,050,000 SP PowerAssets, Ltd., Series E, (MTN),
                 3.730%, 10/22/2010, (SGD)                                      666,773
                                                                        ---------------
                 South Africa -- 1.0%
      11,405,000 Republic of South Africa,
                 12.500%, 12/21/2006, (ZAR)                                   1,474,835

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
    Amount+     Description                                          Value (a)
---------------------------------------------------------------------------------
                South Africa -- continued
$   320,500,000 Republic of South Africa, Series R153,
                13.000%, 8/31/2010, (ZAR)                         $    47,000,494
                                                                  ---------------
                                                                       48,475,329
                Spain -- 2.4%
    113,785,000 Telefonica Emisiones SAU, Guaranteed Note,
                7.045%, 6/20/2036                                     120,080,383
                                                                  ---------------
                Supranational -- 1.9%
     15,543,570 European Investment Bank, 144A,
                Zero Coupon, 9/12/2008, (BRL)                           5,565,725
    128,250,000 European Investment Bank, Senior Note,
                Zero Coupon, 3/10/2021, (AUD)                          42,580,210
     24,450,000 Inter-American Development Bank,
                6.000%, 12/15/2017, (NZD)                              15,516,317
     80,000,000 Inter-American Development Bank, Series E, (MTN),
                Zero Coupon, 5/11/2009, (BRL)                          25,571,448
     12,125,000 Inter-American Development Bank, Series G, (MTN),
                6.250%, 6/22/2016, (NZD)                                7,826,287
                                                                  ---------------
                                                                       97,059,987
                                                                  ---------------
                Sweden -- 0.6%
    207,265,000 Kingdom of Sweden,
                6.500%, 5/05/2008, (SEK)                               29,641,003
                                                                  ---------------
                United Kingdom -- 0.3%
 72,717,436,000 JPMorgan Chase Bank, 144A,
                Zero Coupon, 10/21/2010, (IDR)                          5,347,881
      1,000,000 NTL Cable PLC,
                9.125%, 8/15/2016                                       1,032,500
      4,570,000 NTL Cable PLC,
                9.750%, 4/15/2014, (GBP)                                8,813,341
                                                                  ---------------
                                                                       15,193,722
                                                                  ---------------
                United States -- 52.0%
      5,565,000 AES Corp. (The),
                8.375%, 3/01/2011, (GBP)                               10,628,024
      4,020,000 AES Corp. (The), Senior Note,
                7.750%, 3/01/2014                                       4,180,800
      1,190,000 Affiliated Computer Services, Inc.,
                5.200%, 6/01/2015                                       1,097,775
     15,475,000 Albertson's, Inc.,
                7.750%, 6/15/2026                                      14,702,008
     56,921,000 Albertson's, Inc., Senior Note,
                7.450%, 8/01/2029                                      52,723,645
      4,895,000 Albertson's, Inc., Senior Note,
                8.000%, 5/01/2031                                       4,758,493
      1,510,000 Albertson's, Inc., Senior Note,
                8.700%, 5/01/2030                                       1,522,528
      9,917,000 Albertson's, Inc., Series C, (MTN),
                6.625%, 6/01/2028                                       8,508,399
      4,785,000 Allstate Corp.,
                5.950%, 4/01/2036(c)                                    4,781,545
      1,750,000 Altria Group, Inc.,
                7.000%, 11/04/2013                                      1,908,067
        825,000 American Airlines, Inc., Series 1999-1, Class B,
                7.324%, 10/15/2009                                        804,375
      1,225,697 American Airlines, Inc., Series 93A6,
                8.040%, 9/16/2011                                       1,188,926
     10,103,000 American President Cos., Ltd., Senior Note,
                8.000%, 1/15/2024(b)                                    9,092,700
      6,950,000 Amkor Technology, Inc., Senior Note,
                7.125%, 3/15/2011(c)                                    6,394,000

   Principal
    Amount+     Description                                          Value (a)
---------------------------------------------------------------------------------
                United States -- continued
$       475,000 Amkor Technology, Inc., Senior Note,
                7.750%, 5/15/2013                                 $       435,813
      1,511,000 Amkor Technology, Inc., Senior Subordinated Note,
                10.500%, 5/01/2009                                      1,518,555
     37,190,000 Anadarko Petroleum Corp.,
                5.950%, 9/15/2016                                      37,634,346
     27,460,000 Anadarko Petroleum Corp.,
                6.450%, 9/15/2036                                      28,048,440
      1,015,000 Arrow Electronics, Inc.,
                6.875%, 6/01/2018                                       1,037,332
      8,000,000 ASIF Global Financing, 144A,
                2.380%, 2/26/2009, (SGD)                                4,896,358
      8,500,000 AT&T, Inc.,
                6.150%, 9/15/2034(c)                                    8,228,961
     17,574,841 Atlas Air, Inc., Series 1998-1, Class 1B,
                7.680%, 1/02/2014(h)                                   18,453,583
      1,078,922 Atlas Air, Inc., Series 1999-1, Class A1,
                7.200%, 1/02/2019                                       1,070,830
        376,285 Atlas Air, Inc., Series 1999-1, Class A2,
                6.880%, 7/02/2009                                         364,996
     12,740,207 Atlas Air, Inc., Series 1999-1, Class B,
                7.630%, 1/02/2015(h)                                   13,249,815
      3,745,702 Atlas Air, Inc., Series 1999-1, Class C,
                8.770%, 1/02/2011(h)                                    3,240,032
      5,323,737 Atlas Air, Inc., Series 2000-1, Class B,
                9.057%, 1/02/2014(h)                                    5,909,348
      4,050,532 Atlas Air, Inc., Series C,
                8.010%, 1/02/2010(h)                                    3,260,678
     23,105,000 Avnet, Inc.,
                6.000%, 9/01/2015                                      22,544,288
      5,220,000 Avnet, Inc.,
                6.625%, 9/15/2016                                       5,312,796
     22,125,000 BAC Capital Trust VI,
                5.625%, 3/08/2035                                      20,516,866
 17,310,000,000 Barclays Financial LLC, 144A,
                4.060%, 9/16/2010, (KRW)                               18,156,063
    529,000,000 Barclays Financial LLC, 144A,
                4.100%, 3/22/2010, (THB)                               13,422,363
  1,006,000,000 Barclays Financial LLC, 144A,
                4.160%, 2/22/2010, (THB)                               25,601,381
 21,340,000,000 Barclays Financial LLC, 144A,
                4.460%, 9/23/2010, (KRW)                               22,608,560
    337,000,000 Barclays Financial LLC, 144A,
                5.500%, 11/01/2010, (THB)                               8,931,823
     15,195,000 BellSouth Corp.,
                6.000%, 11/15/2034(c)                                  14,262,984
     19,671,000 Borden, Inc.,
                7.875%, 2/15/2023                                      16,130,220
      6,560,000 Borden, Inc.,
                8.375%, 4/15/2016                                       5,904,000
      8,372,000 Borden, Inc.,
                9.200%, 3/15/2021                                       7,785,960
      2,685,000 Bowater, Inc.,
                6.500%, 6/15/2013(c)                                    2,382,938
      2,840,000 Centex Corp.,
                5.250%, 6/15/2015(c)                                    2,653,193
     17,740,000 Chesapeake Energy Corp.,
                6.500%, 8/15/2017                                      16,631,250
        425,000 Cincinnati Bell, Inc.,
                8.375%, 1/15/2014                                         429,250

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                             Value (a)
----------------------------------------------------------------------------------
              United States -- continued
$   3,055,000 CIT Group, Inc.,
              6.000%, 4/01/2036                                    $     2,974,699
    2,500,000 CIT Group, Inc., Series E, Senior Note,
              (MTN), 5.500%, 12/01/2014, (GBP)                           4,666,464
   18,650,000 Citibank NA, 144A,
              15.000%, 7/02/2010, (BRL)                                  9,319,939
    1,675,000 Colorado Interstate Gas Co.,
              5.950%, 3/15/2015                                          1,601,838
   38,780,000 Comcast Corp.,
              5.650%, 6/15/2035                                         35,183,543
   34,570,000 Comcast Corp.,
              6.450%, 3/15/2037                                         34,586,697
   20,175,000 Comcast Corp.,
              6.500%, 11/15/2035                                        20,315,519
    3,910,660 Continental Airlines, Inc., Series 1997-4, Class 4B,
              6.900%, 1/02/2017                                          3,750,099
    2,744,779 Continental Airlines, Inc., Series 1998-1, Class 1B,
              6.748%, 3/15/2017                                          2,676,160
    7,594,570 Continental Airlines, Inc., Series 1999-1, Class B,
              6.795%, 8/02/2018                                          7,389,924
    2,830,444 Continental Airlines, Inc., Series 1999-1, Class C,
              6.954%, 8/02/2009                                          2,710,150
    4,496,470 Continental Airlines, Inc., Series 1999-2, Class B,
              7.566%, 3/15/2020                                          4,485,229
    7,841,002 Continental Airlines, Inc., Series 2000-2, Class B,
              8.307%, 4/02/2018                                          7,605,772
    3,031,961 Continental Airlines, Inc., Series 2001-1, Class B,
              7.373%, 12/15/2015                                         3,001,642
      349,193 Continental Airlines, Inc., Series 96-A,
              6.940%, 10/15/2013                                           348,924
    2,886,433 Continental Airlines, Inc., Series 971A,
              7.461%, 4/01/2015                                          2,886,433
    6,225,000 Corning, Inc.,
              5.900%, 3/15/2014(c)                                       6,348,921
    6,220,000 Corning, Inc.,
              6.200%, 3/15/2016                                          6,362,450
      650,000 Corning, Inc.,
              6.750%, 9/15/2013                                            694,862
    1,000,000 Corning, Inc.,
              6.850%, 3/01/2029                                          1,046,981
    2,810,000 Corning, Inc.,
              7.250%, 8/15/2036                                          2,992,737
      400,000 CSC Holdings, Inc., Senior Note,
              7.875%, 2/15/2018                                            415,000
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 7/15/2009                                            258,750
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 8/15/2009                                            259,063
    2,145,000 Cummins, Inc.,
              7.125%, 3/01/2028                                          2,195,959
    8,558,000 Dillard's, Inc.,
              6.625%, 1/15/2018(c)                                       8,151,495
    1,685,000 Dillard's, Inc.,
              7.130%, 8/01/2018                                          1,651,300
    1,500,000 Dillard's, Inc.,
              7.750%, 7/15/2026                                          1,443,750
      425,000 Dillard's, Inc.,
              7.875%, 1/01/2023                                            418,625
    3,125,000 Dillard's, Inc., Class A,
              7.000%, 12/01/2028                                         2,855,469

  Principal
   Amount+    Description                                         Value (a)
------------------------------------------------------------------------------
              United States -- continued
$   8,180,000 Dominion Resources, Inc., Senior Note, Series B,
              5.950%, 6/15/2035                                $     7,942,723
    4,335,000 DR Horton, Inc.,
              5.625%, 9/15/2014                                      4,087,068
    1,625,000 DR Horton, Inc.,
              6.500%, 4/15/2016                                      1,594,502
   16,160,000 DR Horton, Inc., Guaranteed Note,
              5.625%, 1/15/2016                                     15,014,078
   31,875,000 DR Horton, Inc., Senior Note,
              5.250%, 2/15/2015                                     29,101,811
    9,830,000 Dynegy Holdings, Inc.,
              7.125%, 5/15/2018                                      8,994,450
    7,735,000 Dynegy Holdings, Inc.,
              7.625%, 10/15/2026                                     7,058,188
    7,455,000 Dynegy Holdings, Inc.,
              8.375%, 5/01/2016(c)                                   7,585,463
    3,705,000 Edison Mission Energy Corp., Senior Note,
              7.730%, 6/15/2009                                      3,806,888
      260,000 El Paso Corp,
              6.375%, 2/01/2009                                        259,350
   14,705,000 El Paso Corp.,
              6.95%, 6/01/2028                                      13,822,700
    1,965,000 El Paso Corp.,
              7.000%, 5/15/2011                                      1,977,281
      925,000 El Paso Corp.,
              7.750%, 6/15/2010                                        957,375
      750,000 El Paso Corp., Senior Note, (MTN),
              7.800%, 8/01/2031(c)                                     768,750
    1,600,000 El Paso Energy Corp.,
              6.750%, 5/15/2009(c)                                   1,608,000
    1,000,000 El Paso Energy Corp.,
              (MTN), 7.750%, 1/15/2032(c)                            1,025,000
    5,330,000 Embarq Corp.,
              7.995%, 6/01/2036                                      5,643,953
    5,000,000 FHLMC,
              3.220%, 6/20/2007, (SGD)                               3,138,045
   29,200,000 FNMA,
              2.290%, 2/19/2009, (SGD)                              17,879,335
   17,816,000 Ford Motor Co.,
              6.375%, 2/01/2029(c)                                  13,027,950
   31,929,000 Ford Motor Co.,
              6.625%, 10/01/2028(c)                                 23,827,016
   26,070,000 Ford Motor Credit Co.,
              5.700%, 1/15/2010                                     24,084,691
   10,685,000 Ford Motor Credit Co.,
              7.000%, 10/01/2013(c)                                  9,913,949
   15,465,000 Ford Motor Credit Co.,
              7.250%, 10/25/2011                                    14,584,670
    9,905,000 Ford Motor Credit Co.,
              8.625%, 11/01/2010                                     9,867,272
    3,100,000 General Electric Capital Corp.,
              6.125%, 5/17/2012, (GBP)                               6,046,314
   30,350,000 General Electric Capital Corp.,
              6.625%, 2/04/2010, (NZD)                              19,522,878
   36,745,000 General Electric Capital Corp.,
              6.750%, 9/26/2016, (NZD)                              24,159,240
  222,777,000 General Electric Capital Corp.,
              6.500%, 9/28/2015, (NZD)                             142,146,473
      500,000 General Electric Capital Corp., Series E,
              (MTN), 1.725%, 6/27/2008, (SGD)                          305,318

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                   Value (a)
----------------------------------------------------------------------------------------
              United States -- continued
$  10,375,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                          $     9,700,625
    1,845,000 Georgia Gulf Corp., 144A,
              10.750%, 10/15/2016                                              1,817,325
   10,040,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                               9,487,800
   38,410,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                              36,873,600
    6,840,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                6,737,400
   11,455,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                               11,913,200
    8,000,000 GMAC LLC,
              6.243%, 3/20/2007(d)                                             7,972,992
    6,625,000 GMAC LLC,
              6.457%, 7/16/2007(d)                                             6,587,774
      820,000 GMAC LLC,
              8.000%, 11/01/2031                                                 857,376
    4,650,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014(c)                                            4,539,586
    5,321,000 GMAC LLC, Series E, (MTN),
              7.500%, 12/01/2006, (NZD)                                        3,453,388
    4,085,000 Goodyear Tire & Rubber Co.,
              7.000%, 3/15/2028                                                3,421,188
    1,845,000 Goodyear Tire & Rubber Co.,
              9.000%, 7/01/2015(c)                                             1,872,675
    2,590,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
              7.750%, 12/15/2013                                               2,408,700
    5,790,000 GTE Corp.,
              6.940%, 4/15/2028                                                5,996,767
      185,000 Hawaiian Telcom Communications, Inc.,
              12.500%, 5/01/2015(c)                                              194,250
    1,000,000 HCA, Inc., Senior Note,
              5.750%, 3/15/2014                                                  785,000
    2,740,000 HCA, Inc.,
              6.500%, 2/15/2016                                                2,192,000
   12,525,000 HCA, Inc.,
              7.050%, 12/01/2027                                               8,988,128
    7,642,000 HCA, Inc.,
              7.500%, 12/15/2023                                               5,925,614
   12,355,000 HCA, Inc.,
              7.500%, 11/06/2033                                               9,636,900
    5,820,000 HCA, Inc., (MTN),
              7.580%, 9/15/2025                                                4,485,777
   15,847,000 HCA, Inc.,
              7.690%, 6/15/2025                                               12,370,659
    3,685,000 HCA, Inc., (MTN),
              7.750%, 7/15/2036                                                2,854,069
    7,885,000 Hercules, Inc., Subordinated Note,
              6.500%, 6/30/2029                                                6,357,281
   16,050,000 HSBC Bank USA, 144A,
              3.310%, 8/25/2010                                               16,165,560
    4,215,000 IMC Global, Inc.,
              7.300%, 1/15/2028                                                3,667,050
    2,570,000 IMC Global, Inc.,
              7.375%, 8/01/2018                                                2,361,188
      640,000 JC Penney Co., Inc.,
              7.125%, 11/15/2023(c)                                              708,301
    2,865,000 Jefferson Smurfit Corp.,
              7.500%, 6/01/2013                                                2,642,963

   Principal
    Amount+      Description                                               Value (a)
---------------------------------------------------------------------------------------
                 United States -- continued
$709,038,100,000 JPMorgan Chase & Co., 144A
                 Zero Coupon, 3/28/2011, (IDR)                          $    50,105,205
       2,545,000 K. Hovnanian Enterprises, Inc., Guaranteed Note,
                 6.375%, 12/15/2014(c)                                        2,277,775
       6,180,000 K. Hovnanian Enterprises, Inc.,
                 7.500%, 5/15/2016(c)                                         5,770,575
       6,440,000 K. Hovnanian Enterprises, Inc., Senior Note,
                 6.250%, 1/15/2016(c)                                         5,667,200
       1,630,000 K. Hovnanian Enterprises, Inc., Senior Note,
                 6.500%, 1/15/2014                                            1,491,450
         765,000 K N Capital Trust III,
                 7.630%, 4/15/2028                                              716,396
       4,300,000 K N Energy, Inc.,
                 6.670%, 11/01/2027                                           3,876,080
      10,975,000 KB Home,
                 7.250%, 6/15/2018                                           10,521,173
       7,515,000 Kellwood Co.,
                 7.625%, 10/15/2017                                           6,982,607
      11,288,000 Kinder Morgan, Inc., Senior Note,
                 5.150%, 3/01/2015                                           10,142,742
       1,650,000 Koppers Holdings, Inc, (step to 9.875% on 11/15/2009),
                 0.000%, 11/15/2014(i)                                        1,212,750
      22,525,000 Lennar Corp., 144A,
                 6.500%, 4/15/2016                                           22,646,545
       1,600,000 Lennar Corp., Series B, Class A, Guaranteed Note,
                 5.600%, 5/31/2015                                            1,521,595
      30,795,000 Level 3 Communications, Inc.,
                 2.875%, 7/15/2010                                           31,064,456
         380,000 Level 3 Communications, Inc., Senior Note,
                 11.500%, 3/01/2010(c)                                          390,450
      22,100,000 Lucent Technologies, Inc.,
                 6.450%, 3/15/2029                                           19,669,000
       1,105,000 Lucent Technologies, Inc.,
                 6.500%, 1/15/2028                                              983,450
       8,310,000 Lyondell Chemical Co.,
                 8.000%, 9/15/2014                                            8,413,875
       1,250,000 McDonalds Corp., Series E, (MTN),
                 3.628%, 10/10/2010, (SGD)                                      786,483
       4,185,000 Methanex Corp., Senior Note,
                 6.000%, 8/15/2015                                            4,006,485
      13,405,000 Michigan Tobacco Settlement Finance Authority,
                 Taxable Turbo Series A,
                 7.309%, 6/01/2034                                           13,867,204
       1,000,000 Midamerican Energy Holdings Co., 144A,
                 6.125%, 4/01/2036                                            1,010,803
       1,153,000 Missouri Pacific Railroad Co.,
                 5.000%, 1/01/2045                                              923,159
       2,730,000 Nektar Therapeutics, 144A,
                 3.250%, 9/28/2012                                            2,668,575
      28,790,000 NGC Corp. Capital Trust I, Series B,
                 8.316%, 6/01/2027                                           26,198,900
       3,346,000 New England Telephone & Telegraph Co.,
                 7.875%, 11/15/2029                                           3,631,584
       2,500,000 NRG Energy, Inc.,
                 7.250%, 2/01/2014                                            2,481,250
       5,000,000 NRG Energy, Inc.,
                 7.375%, 2/01/2016                                            4,968,750
       2,275,000 Owens & Minor, Inc.,
                 6.350%, 4/15/2016                                            2,294,331

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                      Value (a)
------------------------------------------------------------------------------
              United States -- continued
$     225,000 Owens-Illinois, Inc., Senior Note,
              7.500%, 5/15/2010                             $       225,000
   39,943,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018(c)                               37,945,850
    3,000,000 Pemex Project Funding Master Trust,
              8.625%, 12/01/2023(c)                               3,607,500
    4,350,000 Pemex Project Funding Master Trust,
              9.500%, 9/15/2027(c)                                5,676,750
    1,920,000 Pioneer Natural Resource,
              5.875%, 7/15/2016(c)                                1,797,903
    3,165,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015(c)                                2,963,779
   41,615,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(c)                               37,520,625
    8,835,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                   8,267,342
   11,580,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                 10,479,900
      950,000 Qwest Capital Funding, Inc.,
              7.250%, 2/15/2011                                     950,000
   17,305,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                  16,699,325
   36,410,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028(c)                               32,586,950
    2,025,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.000%, 8/03/2009(c)                                2,035,125
    5,640,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.625%, 8/03/2021(c)                                5,463,750
   20,420,000 Qwest Corp.,
              6.875%, 9/15/2033                                  18,633,250
    2,785,000 Qwest Corp.,
              7.250%, 9/15/2025                                   2,697,969
    6,100,000 SLM Corp.,
              6.500%, 6/15/2010, (NZD)                            3,908,741
    2,550,000 Southern Natural Gas Co.,
              7.350%, 2/15/2031                                   2,642,371
    4,000,000 St. Paul Travelers Cos, Inc. (The),
              6.750%, 6/20/2036                                   4,309,532
    1,810,000 Sungard Data Systems, Inc.,
              9.125%, 8/15/2013                                   1,873,350
    2,595,000 Sungard Data Systems, Inc.,
              10.250%, 8/15/2015                                  2,672,850
      690,000 Tenet Healthcare Corp.,
              6.875%, 11/15/2031(c)                                 540,788
    2,925,000 Tenet Healthcare Corp.,
              9.250%, 2/01/2015                                   2,815,313
    3,267,000 Tennessee Gas Pipeline Co., Senior Note,
              7.000%, 10/15/2028(c)                               3,253,814
   11,145,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                  11,142,637
    4,795,000 Time Warner, Inc.,
              6.950%, 1/15/2028(c)                                4,942,475
    3,150,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                   3,479,711
    2,025,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                   2,261,394
      496,687 Tiverton Power Associates, LP, 144A,
              9.000%, 7/15/2018(g)                                  474,336

  Principal
   Amount+    Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              United States -- continued
$   4,245,000 Toll Brothers Financial Corp.,
              5.150%, 5/15/2015(c)                                          $     3,773,308
    7,330,000 Toys R US, Inc.,
              7.375%, 10/15/2018                                                  5,305,088
    1,000,000 Travelers Property Casualty Corp.,
              6.375%, 3/15/2033                                                   1,018,634
      315,000 TXU Corp.,
              5.550%, 11/15/2014                                                    297,605
    2,225,000 TXU Corp.,
              6.550%, 11/15/2034(c)                                               2,095,670
  288,680,000 U.S. Treasury Bond,
              5.375%, 2/15/2031(c)                                              311,796,917
   17,265,000 U.S. Treasury Note,
              3.000%, 2/15/2008(c)                                               16,855,630
  214,405,000 U.S. Treasury Note,
              3.250%, 8/15/2007(c)                                              211,289,481
  210,595,000 U.S. Treasury Note,
              3.875%, 7/31/2007(c)                                              208,735,867
    4,160,000 United Rentals North America, Inc., Senior Subordinated Note,
              7.000%, 2/15/2014(c)                                                3,910,400
   51,815,000 Verizon Global Funding Corp.,
              5.850%, 9/15/2035                                                  48,817,969
    3,365,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                   2,728,985
   12,050,000 Verizon New York, Inc., Series B,
              7.375%, 4/01/2032                                                  12,560,149
   32,790,000 Viacom, Inc., 144A,
              6.875%, 4/30/2036                                                  32,415,801
      600,000 Williams Cos., Inc.,
              7.875%, 9/01/2021                                                     627,000
      965,000 Williams Cos., Inc., Senior Note,
              7.750%, 6/15/2031                                                     965,000
    8,600,000 Williams Cos., Inc., Series A,
              7.500%, 1/15/2031                                                   8,492,500
   10,070,000 Woolworth Corp.,
              8.500%, 1/15/2022                                                   9,516,150
   18,050,000 Xerox Capital Trust I, Guaranteed Note,
              8.000%, 2/01/2027                                                  18,411,000
    1,730,000 Xerox Corp., (MTN),
              7.200%, 4/01/2016                                                   1,816,500
                                                                            ---------------
                                                                              2,623,827,400
                                                                            ---------------
              Uruguay -- 0.1%
    1,595,000 Republic of Uruguay,
              7.625%, 3/21/2036                                                   1,591,013
    2,935,319 Republic of Uruguay,
              7.875%, 1/15/2033(c)(f)                                             3,038,055
                                                                            ---------------
                                                                                  4,629,068
                                                                            ---------------
              Venezuela -- 0.6%
   16,535,000 Cerro Negro Finance, Ltd., 144A,
              7.900%, 12/01/2020                                                 15,336,212
   13,790,000 Petrozuata Finance, Inc., Series B, 144A,
              8.220%, 4/01/2017                                                  13,445,250
                                                                            ---------------
                                                                                 28,781,462
                                                                            ---------------
              Total Non-Convertible Bonds (Identified Cost $4,007,532,692)    4,170,637,949
                                                                            ---------------
              Total Bonds and Notes (Identified Cost $4,242,188,018)          4,415,874,988
                                                                            ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006



   Shares    Description                                                           Value (a)
-----------------------------------------------------------------------------------------------
Common Stocks -- 5.3%
             Israel -- 0.0%
       2,288 Teva Pharmaceutical Industries, Ltd., ADR                          $        77,998
                                                                                ---------------
             Philippines -- 0.2%
     240,975 Philippine Long Distance Telephone Co., Sponsored GDR, Convertible      10,496,871
                                                                                ---------------
             United States -- 5.1%
     200,925 Apartment Investment & Management Co., Class A                          10,932,329
     889,730 Associated Estates Realty Corp., (REIT)                                 13,764,123
   2,238,800 Bristol-Myers Squibb Co.                                                55,790,896
     137,000 Camden Property Trust, (REIT)                                           10,413,370
      53,260 Chesapeake Energy Corp.(c)                                               1,543,475
   2,309,175 ConAgra Foods, Inc.                                                     56,528,604
      41,343 Corning, Inc.(h)                                                         1,009,183
     182,500 Developers Diversified Realty Corp., (REIT)                             10,176,200
     282,500 Duke Energy Corp.                                                        8,531,500
     460,000 Equity Residential Properties Trust, (REIT)                             23,266,800
     477,725 KB Home(c)                                                              20,924,355
     549,450 Lennar Corp., Class A                                                   24,862,612
     117,700 Simon Property Group, Inc., (REIT)                                      10,665,974
     202,221 Vertex Pharmaceuticals, Inc.(c)(h)                                       6,804,737
                                                                                ---------------
                                                                                    255,214,158
                                                                                ---------------
             Total Common Stocks (Identified Cost $222,671,993)                     265,789,027
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Preferred Stocks -- 1.4%
             United States -- 1.4%
     249,825 AES Trust III, Convertible,
             6.750%, 10/15/2029(c)                                                   12,216,442
     107,725 CMS Energy Trust I, Convertible,
             7.750%, 7/15/2027                                                        5,372,784
     113,750 El Paso Energy Capital Trust I,
             4.750%, 3/31/2028                                                        4,234,913
         393 Entergy New Orleans, Inc.,
             4.750%, 12/31/2045(g)                                                       18,471
      42,700 Felcor Lodging Trust, Inc., (REIT) Convertible,
             1.950%, 12/31/2049                                                       1,063,657
      15,600 Lucent Technologies Capital Trust I, Convertible,
             7.750%, 3/15/2017                                                       15,941,250
      62,475 Newell Financial Trust I,
             5.250%, 12/01/2027                                                       2,858,231
     455,100 Owens-Illinois, Inc., Convertible,
             4.750%, 12/31/2049                                                      15,951,255
         800 Pacific Gas & Electric Co., Series G,
             4.800%, 12/12/2006                                                          16,648
     263,275 Six Flags, Inc.,
             7.125%, 8/15/2009(c)                                                     5,607,758
     352,925 Travelers Property Casualty, Convertible,
             4.500%, 4/15/2032(c)                                                     8,689,014
      10,198 United Rentals Trust I, Convertible,
             6.500%, 8/01/2028                                                          476,757
                                                                                ---------------
             Total Preferred Stocks (Identified Cost $69,406,683)                    72,447,180
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.4%
   1,368,400 Managed High Income Portfolio, Inc.                                      8,525,132
     110,211 Morgan Stanley Emerging Markets Debt Fund, Inc.(c)                       1,114,233
   1,755,800 High Income Opportunity Fund, Inc.                                      11,184,444
                                                                                ---------------
             Total Closed-End Investment Companies
             (Identified Cost $20,353,073)                                           20,823,809
                                                                                ---------------

    Shares/
   Principal
    Amount+        Description                                                               Value (a)
----------------------------------------------------------------------------------------------------------
Short-Term Investments -- 21.4%
    918,797,771    State Street Securities Lending Quality Trust(j)                       $   918,797,771
  $ 161,229,725    Tri-Party Repurchase Agreement with Fixed Income Clearing
                   Corporation, dated 9/29/06 at 3.45% to be repurchased at
                   $161,276,079 on 10/02/06, collateralized by $26,745,000 U.S.
                   Treasury Note, 3.375% due 11/15/2008 valued at $26,721,003 and collateralized by $138,635,000 U.S. Treasury Note, 3.875%
                   due 5/15/2009 valued at $140,124,612, including accrued
                   interest (Note 2f)                                                         161,229,725
                                                                                          ---------------
                   Total Short-Term Investments (Identified Cost $1,080,027,496)            1,080,027,496
                                                                                          ---------------
                   Total Investments -- 116.0%
                   (Identified Cost $5,634,647,263)(e)                                      5,854,962,500
                   Other assets less liabilities--(16.0)%                                    (808,806,255)
                                                                                          ---------------
                   Total Net Assets -- 100%                                               $ 5,046,156,245
                                                                                          ===============
  +                Principal amount is in U.S. dollars unless otherwise noted.
            (a)    See Note 2a of Notes to Financial Statements.
            (b)    Illiquid security. At September 30, 2006, the value of these securities amounted to $13,738,700 or 0.3% of net assets.
            (c)    All or a portion of this security was on loan to brokers at
                   September 30, 2006.
            (d)    Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
            (e)    Federal Tax Information:
                   At September 30, 2006, the net unrealized appreciation on
                   investments based on cost of $5,641,868,896 for federal income tax purposes was as follows:
                   Aggregate gross unrealized appreciation for all securities in which
                   there is an excess of value over tax cost                              $   259,411,296
                   Aggregate gross unrealized depreciation for all securities in which
                   there is an excess of tax cost over value                                  (46,317,692)
                                                                                          ---------------
                   Net unrealized appreciation                                            $   213,093,604
                                                                                          ===============
            (f)    All or a portion of interest payment is paid-in-kind.
            (g)    Non-income producing security due to default or bankruptcy filing.
            (h)    Non-income producing security.
            (i)    Step Bond: Coupon is a fixed rate for an initial period and then resets at a specified date and rate.
            (j)    Represents investment of security lending collateral.
           144A    Securities exempt from registration under Rule 144A of the
                   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                   At September 30, 2006, the total value of these securities amounted to $364,917,612 or 7.2% of total net assets.
            ADR    An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United
                   States.
          FHLMC    Federal Home Loan Mortgage Corporation
           FNMA    Federal National Mortgage Association
            GDR    A Global Depositary Receipt (GDR) is a certificate issued by a U.S.
                   bank representing the right to receive securities of the foreign issuer described. The values of GDRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

Investments as of September 30, 2006

 MTN Medium Term Note
REIT Real Estate Investment Trust
     Key to Abbreviations:
 ARS Argentine Peso
 AUD Australian Dollar
 BRL Brazilian Real
 CAD Canadian Dollar
 EUR Euro
 GBP British Pound
 IDR Indonesian Rupiah
 KRW South Korean Won
 MXN Mexican Peso
 NOK Norwegian Krone
 NZD New Zealand Dollar
 SEK Swedish Krona
 SGD Singapore Dollar
 THB Thailand Baht
 ZAR South African Rand

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                         Sovereigns               20.8%
                         Treasuries               14.8
                         Pharmaceuticals           4.8
                         Telecommunications        4.3
                         Technology                3.9
                         Banking                   3.9
                         Non-Captive Diversified   3.8
                         Home Construction         3.0
                         Automotive                2.5
                         Electric                  2.4
                         Wirelines                 2.4
                         Media Cable               2.0
                         Other, less than 2% each 26.0

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                     STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2006


                                                                                         Limited Term Government
                                           Core Plus Bond Fund       High Income Fund        and Agency Fund
                                          ---------------------   ---------------------  -----------------------
                                          ---------------------   ---------------------   ---------------------
ASSETS
 Investments at cost                      $         248,083,804   $          41,962,229   $         136,790,696
 Net unrealized appreciation
   (depreciation)                                      (754,978)              2,713,347              (1,200,622)
                                          ---------------------   ---------------------   ---------------------
   Investments at value (a)                         247,328,826              44,675,576             135,590,074
 Cash                                                        --                      --                      --
 Foreign currency at value (identified
   cost $10,395, $4,983, $0, $0, $0 and
   $5,156,176)                                           10,370                   4,954                      --
 Receivable for Fund shares sold                        950,225                 191,714                 106,655
 Receivable for securities sold                       1,308,416                      --               7,803,020
 Dividends and interest receivable                    2,357,932                 616,822                 695,412
 Tax reclaims receivable                                     --                      --                      --
 Securities lending income receivable                       982                     773                     616
                                          ---------------------   ---------------------   ---------------------
   TOTAL ASSETS                                     251,956,751              45,489,839             144,195,777
                                          ---------------------   ---------------------   ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    27,548,560               4,281,021               4,765,375
 Payable for securities purchased                     1,174,802               1,119,410                      --
 Payable for delayed delivery security
   purchased (Note 2)                                 1,636,230                      --               7,703,595
 Payable for Fund shares redeemed                       273,701                  30,140                 385,806
 Dividends payable                                      323,575                  89,967                 125,799
 Management fees payable (Note 4)                       238,280                  41,934                 102,150
 Deferred Trustees' fees (Note 4)                       224,228                  60,777                 195,814
 Administrative fees payable (Note 4)                    10,827                   1,898                   6,779
 Other accounts payable and accrued
   expenses                                             311,096                  56,599                  87,267
                                          ---------------------   ---------------------   ---------------------
   TOTAL LIABILITIES                                 31,741,299               5,681,746              13,372,585
                                          ---------------------   ---------------------   ---------------------
NET ASSETS                                $         220,215,452   $          39,808,093   $         130,823,192
                                          =====================   =====================   =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         243,662,207   $         120,108,640   $         158,791,054
 Undistributed (overdistributed) net
   investment income                                    784,748                 (82,641)               (152,331)
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                     (23,475,813)            (82,931,659)            (26,614,909)
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                       (755,690)              2,713,753              (1,200,622)
                                          ---------------------   ---------------------   ---------------------
NET ASSETS                                $         220,215,452   $          39,808,093   $         130,823,192
                                          =====================   =====================   =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $          91,463,649   $          29,068,770   $         114,179,702
                                          =====================   =====================   =====================
   Shares of beneficial interest                      8,141,254               5,708,763              10,383,892
                                          =====================   =====================   =====================
   Net asset value and redemption price
    per share                             $               11.23   $                5.09   $               11.00
                                          =====================   =====================   =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value) (Note 1)             $               11.76   $                5.33   $               11.34
                                          =====================   =====================   =====================
 Class B shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $         109,782,403   $           7,282,537   $           9,952,407
                                          =====================   =====================   =====================
   Shares of beneficial interest                      9,768,684               1,429,290                 906,625
                                          =====================   =====================   =====================
   Net asset value and offering price
    per share                             $               11.24   $                5.10   $               10.98
                                          =====================   =====================   =====================
 Class C shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $           6,983,062   $           3,456,786   $           4,230,279
                                          =====================   =====================   =====================
   Shares of beneficial interest                        620,950                 678,783                 384,772
                                          =====================   =====================   =====================
   Net asset value and offering price
    per share                             $               11.25   $                5.09   $               10.99
                                          =====================   =====================   =====================
 Class Y shares:
   Net assets                             $          11,986,338   $                  --   $           2,460,804
                                          =====================   =====================   =====================
   Shares of beneficial interest                      1,062,133                      --                 223,070
                                          =====================   =====================   =====================
   Net asset value, offering and
    redemption price per share            $               11.29   $                  --   $               11.03
                                          =====================   =====================   =====================
   (a) Including securities on loan
    with market values of:                $          26,982,787   $           4,193,476   $           4,684,867
                                          =====================   =====================   =====================

                See accompanying notes to financial statements.

          Massachusetts
            Tax Free               Municipal             Strategic
           Income Fund            Income Fund           Income Fund
      ---------------------  --------------------- ---------------------
                             --------------------- ---------------------
      $          71,290,504  $          93,649,888 $       5,634,647,263
                  4,226,844              3,808,434           220,315,237
      ---------------------  --------------------- ---------------------
                 75,517,348             97,458,322         5,854,962,500
                         --                     --            13,071,087
                         --                     --             5,144,472
                      3,471                  4,830            78,983,240
                         --                     --               762,449
                  1,180,175              1,560,034            57,655,639
                         --                     --                 3,332
                         --                     --                62,054
      ---------------------  --------------------- ---------------------
                 76,700,994             99,023,186         6,010,644,773
      ---------------------  --------------------- ---------------------
                         --                     --           918,797,771
                  1,567,552                     --            28,400,810
                         --                     --                    --
                     88,455                 23,278             4,853,283
                     61,600                 98,629             8,692,007
                     43,967                 79,659             2,242,974
                     69,885                134,859               229,477
                      3,677                  4,893               235,000
                     42,459                 46,021             1,037,206
      ---------------------  --------------------- ---------------------
                  1,877,595                387,339           964,488,528
      ---------------------  --------------------- ---------------------
      $          74,823,399  $          98,635,847 $       5,046,156,245
      =====================  ===================== =====================
      $          72,798,951  $          94,283,248 $       4,865,381,828
                     13,263                177,784             3,854,962
                 (2,215,659)               366,381           (43,380,774)
                  4,226,844              3,808,434           220,300,229
      ---------------------  --------------------- ---------------------
      $          74,823,399  $          98,635,847 $       5,046,156,245
      =====================  ===================== =====================
      $          72,478,537  $          93,448,200 $       2,782,887,259
      =====================  ===================== =====================
                  4,346,993             12,380,067           190,666,685
      =====================  ===================== =====================
      $               16.67  $                7.55 $               14.60
      =====================  ===================== =====================
      $               17.41  $                7.91 $               15.29
      =====================  ===================== =====================
      $           2,344,862  $           5,187,647 $         179,926,633
      =====================  ===================== =====================
                    140,950                686,491            12,276,776
      =====================  ===================== =====================
      $               16.64  $                7.56 $               14.66
      =====================  ===================== =====================
      $                  --  $                  -- $       1,812,277,782
      =====================  ===================== =====================
                         --                     --           123,711,940
      =====================  ===================== =====================
      $                  --  $                  -- $               14.65
      =====================  ===================== =====================
      $                  --  $                  -- $         271,064,571
      =====================  ===================== =====================
                         --                     --            18,575,716
      =====================  ===================== =====================
      $                  --  $                  -- $               14.59
      =====================  ===================== =====================
      $                  --  $                  -- $         904,049,930
      =====================  ===================== =====================

                           STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2006

                                                                                          Limited Term Government
                                           Core Plus Bond Fund      High Income Fund          and Agency Fund
                                          ---------------------  ---------------------    -----------------------
                                          ---------------------  ---------------------     ---------------------
INVESTMENT INCOME
 Dividends                                $                  --  $             145,302     $                  --
 Interest                                            12,569,121              2,985,590                 6,684,798
 Securities lending income (Note 2)                      50,426                 24,165                    22,572
 Less net foreign taxes withheld                             --                   (626)                       --
                                          ---------------------  ---------------------     ---------------------
                                                     12,619,547              3,154,431                 6,707,370
                                          ---------------------  ---------------------     ---------------------
 Expenses
   Management fees (Note 4)                             984,263                235,740                   728,190
   Service fees - Class A (Note 4)                      239,223                 66,667                   315,317
   Service and distribution fees -
    Class B (Note 4)                                  1,182,431                 92,594                   121,713
   Service and distribution fees -
    Class C (Note 4)                                     59,983                 33,638                    48,846
   Trustees' fees and expenses (Note 4)                  44,358                 19,872                    37,558
   Administrative fees (Note 4)                         136,903                 23,472                    86,859
   Custodian fees and expenses                           35,255                 20,351                    27,226
   Transfer agent fees and expenses -
    Class A                                             225,532                 46,707                   168,849
   Transfer agent fees and expenses -
    Class B                                             279,638                 16,974                    16,248
   Transfer agent fees and expenses -
    Class C                                              13,883                  5,980                     6,534
   Transfer agent fees and expenses -
    Class Y                                              14,972                     --                     1,028
   Audit fees                                            40,211                 46,645                    36,846
   Legal fees                                             9,136                  9,672                     6,768
   Shareholder reporting expenses                        53,200                 10,558                    34,746
   Registration fees                                     42,039                 35,756                    50,853
   Expense recapture - Class A (Note 4)                      --                     --                        --
   Expense recapture - Class B (Note 4)                      --                     --                        --
   Expense recapture - Class Y (Note 4)                   5,495                     --                        --
   Miscellaneous expenses                                21,291                 11,993                    14,644
                                          ---------------------  ---------------------     ---------------------
 Total expenses                                       3,387,813                676,619                 1,702,225
   Less reimbursement/waiver (Note 4)                   (73,029)               (64,092)                  (70,282)
                                          ---------------------  ---------------------     ---------------------
 Net expenses                                         3,314,784                612,527                 1,631,943
                                          ---------------------  ---------------------     ---------------------
 Net investment income                                9,304,763              2,541,904                 5,075,427
                                          ---------------------  ---------------------     ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                   (251,820)               587,425                  (845,533)
   Foreign currency transactions - net                    1,762                  1,458                        --
 Change in unrealized appreciation
   (depreciation) on:
   Investments - net                                 (1,340,093)               286,870                  (145,704)
   Foreign currency translations - net                   (6,684)                (1,728)                       --
                                          ---------------------  ---------------------     ---------------------
 Total net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                             (1,596,835)               874,025                  (991,237)
                                          ---------------------  ---------------------     ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $           7,707,928  $           3,415,929     $           4,084,190
                                          =====================  =====================     =====================

                See accompanying notes to financial statements.

        Massachusetts Tax          Municipal              Strategic
        Free Income Fund          Income Fund            Income Fund
      ---------------------  ---------------------  ---------------------
                             ---------------------  ---------------------
      $                  --  $                  --  $          13,671,838
                  3,718,192              4,950,148            175,170,351
                         --                     --              1,176,781
                         --                     --               (160,354)
      ---------------------  ---------------------  ---------------------
                  3,718,192              4,950,148            189,858,616
      ---------------------  ---------------------  ---------------------
                    457,744                510,697             18,365,690
                    183,746                241,651              4,219,448
                     27,924                 63,570              1,539,392
                         --                     --             11,663,416
                     22,399                 30,051                178,734
                     45,404                 61,500              1,899,235
                     18,139                 19,788                319,102
                     51,742                 56,754              1,672,790
                      1,959                  3,735                147,457
                         --                     --              1,147,912
                         --                     --                 94,584
                     36,867                 34,917                 44,211
                      3,035                  3,523                160,390
                     13,783                  8,434                464,041
                     17,077                 25,509                321,188
                        756                     --                     --
                         36                     --                     --
                         --                     --                     --
                     10,033                 10,511                115,144
      ---------------------  ---------------------  ---------------------
                    890,644              1,070,640             42,352,734
                    (92,157)               (20,044)                    --
      ---------------------  ---------------------  ---------------------
                    798,487              1,050,596             42,352,734
      ---------------------  ---------------------  ---------------------
                  2,919,705              3,899,552            147,505,882
      ---------------------  ---------------------  ---------------------
                    345,282              1,173,164              5,784,381
                         --                     --                431,141
                   (133,389)              (395,083)           138,128,460
                         --                     --                191,413
      ---------------------  ---------------------  ---------------------
                    211,893                778,081            144,535,395
      ---------------------  ---------------------  ---------------------
      $           3,131,598  $           4,677,633  $         292,041,277
      =====================  =====================  =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           9,304,763  $           9,537,622
  Net realized gain (loss) on investments and
   foreign currency transactions                            (250,058)             4,343,339
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                          (1,346,777)            (8,333,391)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              7,707,928              5,547,570
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (5,268,788)            (5,451,945)
   Class B                                                (5,666,228)            (5,851,384)
   Class C                                                  (281,535)              (254,068)
   Class Y                                                  (518,162)              (529,060)
                                               ---------------------  ---------------------
  Total distributions                                    (11,734,713)           (12,086,457)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                   (28,217,204)           (26,672,030)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                       707                    578
   Class B                                                       886                    727
   Class C                                                        42                     32
   Class Y                                                        61                     53
                                               ---------------------  ---------------------
                                                               1,696                  1,390
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (32,242,293)           (33,209,527)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                  252,457,745            285,667,272
                                               ---------------------  ---------------------
  End of the year                              $         220,215,452  $         252,457,745
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $             784,748  $           2,160,307
                                               =====================  =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           2,541,904  $           2,727,688
  Net realized gain (loss) on investments and
   foreign currency transactions                             588,883              1,697,305
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                             285,142               (251,326)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              3,415,929              4,173,667
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (1,818,161)            (1,635,303)
   Class B                                                  (563,592)              (908,339)
   Class C                                                  (204,085)              (182,735)
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (2,585,838)            (2,726,377)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                    (2,428,478)            (5,264,082)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                       866                  3,017
   Class B                                                       337                  1,868
   Class C                                                       116                    370
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                               1,319                  5,255
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   (1,597,068)            (3,811,537)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                   41,405,161             45,216,698
                                               ---------------------  ---------------------
  End of the year                              $          39,808,093  $          41,405,161
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $             (82,641) $             (64,686)
                                               =====================  =====================

                                                  Limited Term Government and Agency Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           5,075,427  $           3,584,070
  Net realized gain (loss) on investments and
   foreign currency transactions                            (845,533)                (6,238)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                            (145,704)            (1,789,947)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              4,084,190              1,787,885
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (4,997,550)            (3,733,934)
   Class B                                                  (381,270)              (285,636)
   Class C                                                  (153,472)              (135,224)
   Class Y                                                  (105,197)               (65,428)
                                               ---------------------  ---------------------
  Total distributions                                     (5,637,489)            (4,220,222)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                   (32,402,336)            39,221,920
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (33,955,635)            36,789,583
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                  164,778,827            127,989,244
                                               ---------------------  ---------------------
  End of the year                              $         130,823,192  $         164,778,827
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $            (152,331) $            (134,584)
                                               =====================  =====================

                See accompanying notes to financial statements.

     Massachusetts Tax Free Income Fund                   Municipal Income Fund
--------------------------------------------  --------------------------------------------
     Year Ended             Year Ended             Year Ended             Year Ended
    September 30,          September 30,          September 30,          September 30,
        2006                   2005                   2006                   2005
---------------------  ---------------------  ---------------------  ---------------------
                       ---------------------  ---------------------  ---------------------
$           2,919,705  $           2,935,764  $           3,899,552  $           4,158,144
              345,282                447,715              1,173,164              1,495,771
             (133,389)              (258,210)              (395,083)            (1,327,773)
---------------------  ---------------------  ---------------------  ---------------------
            3,131,598              3,125,269              4,677,633              4,326,142
---------------------  ---------------------  ---------------------  ---------------------
           (2,838,521)            (2,824,718)            (3,654,019)            (3,981,690)
              (86,605)              (111,486)              (192,325)              (243,518)
                   --                     --                     --                     --
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
           (2,925,126)            (2,936,204)            (3,846,344)            (4,225,208)
---------------------  ---------------------  ---------------------  ---------------------
           (5,608,072)            (5,825,158)           (12,060,212)           (11,124,657)
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
           (5,401,600)            (5,636,093)           (11,228,923)           (11,023,723)
---------------------  ---------------------  ---------------------  ---------------------
           80,224,999             85,861,092            109,864,770            120,888,493
---------------------  ---------------------  ---------------------  ---------------------
$          74,823,399  $          80,224,999  $          98,635,847  $         109,864,770
=====================  =====================  =====================  =====================
$              13,263  $              17,655  $             177,784  $             140,917
=====================  =====================  =====================  =====================

            Strategic Income Fund
--------------------------------------------
     Year Ended             Year Ended
    September 30,          September 30,
        2006                   2005
---------------------  ---------------------
---------------------  ---------------------
$         147,505,882  $          54,660,282
            6,215,522             21,963,471
          138,319,873             27,533,778
---------------------  ---------------------
          292,041,277            104,157,531
---------------------  ---------------------
          (93,282,911)           (31,992,206)
           (7,447,638)            (6,262,718)
          (55,187,294)           (21,270,824)
           (7,523,452)            (1,531,716)
---------------------  ---------------------
         (163,441,295)           (61,057,464)
---------------------  ---------------------
        2,980,503,923          1,154,844,870
---------------------  ---------------------
              110,642                 32,202
                9,525                  6,890
               75,367                 25,315
                9,065                  1,499
---------------------  ---------------------
              204,599                 65,906
---------------------  ---------------------
        3,109,308,504          1,198,010,843
---------------------  ---------------------
        1,936,847,741            738,836,898
---------------------  ---------------------
$       5,046,156,245  $       1,936,847,741
=====================  =====================
$           3,854,962  $          13,786,896
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:       Less distributions:
                                  ---------------------------------------     ---------------------------

                    Net asset
                     value,                                                     Dividends
                    beginning         Net         Net realized  Total from         from
                       of          investment    and unrealized investment    net investment     Total      Redemption
                     period          income       gain (loss)   operations        income     distributions     fee
                    ----------    ----------     -------------- ----------    -------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
  9/30/2006         $    11.41    $     0.50(c)    $    (0.07)  $     0.43      $    (0.61)   $    (0.61)  $     0.00(g)
  9/30/2005              11.69          0.46(c)         (0.18)        0.28           (0.56)        (0.56)        0.00(g)
  9/30/2004              11.63          0.47(c)          0.13         0.60           (0.54)        (0.54)        0.00(g)
  9/30/2003(f)           11.28          0.37(c)          0.34         0.71           (0.36)        (0.36)          --
  12/31/2002             11.59          0.63(c)         (0.32)        0.31           (0.62)        (0.62)          --
  12/31/2001(d)          11.52          0.73             0.10         0.83           (0.76)        (0.76)          --
   Class B
  9/30/2006              11.41          0.41(c)         (0.05)        0.36           (0.53)        (0.53)        0.00(g)
  9/30/2005              11.70          0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
  9/30/2004              11.62          0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
  9/30/2003(f)           11.28          0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.59          0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.51          0.64             0.10         0.74           (0.66)        (0.66)          --
   Class C
  9/30/2006              11.42          0.41(c)         (0.05)        0.36           (0.53)        (0.53)        0.00(g)
  9/30/2005              11.71          0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
  9/30/2004              11.63          0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
  9/30/2003(f)           11.29          0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.60          0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.52          0.65             0.09         0.74           (0.66)        (0.66)          --
   Class Y
  9/30/2006              11.46          0.51(c)         (0.04)        0.47           (0.64)        (0.64)        0.00(g)
  9/30/2005              11.74          0.49(c)         (0.18)        0.31           (0.59)        (0.59)        0.00(g)
  9/30/2004              11.69          0.50(c)          0.13         0.63           (0.58)        (0.58)        0.00(g)
  9/30/2003(f)           11.33          0.41(c)          0.35         0.76           (0.40)        (0.40)          --
  12/31/2002             11.63          0.69(c)         (0.32)        0.37           (0.67)        (0.67)          --
  12/31/2001(d)          11.54          0.79             0.10         0.89           (0.80)        (0.80)          --
HIGH INCOME FUND*
   Class A
  9/30/2006         $     4.98    $     0.34(c)    $     0.11   $     0.45      $    (0.34)   $    (0.34)  $     0.00(g)
  9/30/2005               4.82          0.33(c)          0.16         0.49           (0.33)        (0.33)        0.00(g)
  9/30/2004               4.65          0.33(c)          0.17         0.50           (0.33)        (0.33)        0.00(g)
  9/30/2003(f)            4.12          0.25(c)          0.53         0.78           (0.25)        (0.25)          --
  12/31/2002              4.94          0.39(c)         (0.82)       (0.43)          (0.39)        (0.39)          --
  12/31/2001(d)           6.21          0.66            (1.25)       (0.59)          (0.68)        (0.68)          --
   Class B
  9/30/2006               4.98          0.30(c)          0.12         0.42           (0.30)        (0.30)        0.00(g)
  9/30/2005               4.83          0.29(c)          0.15         0.44           (0.29)        (0.29)        0.00(g)
  9/30/2004               4.65          0.30(c)          0.18         0.48           (0.30)        (0.30)        0.00(g)
  9/30/2003(f)            4.12          0.23(c)          0.53         0.76           (0.23)        (0.23)          --
  12/31/2002              4.95          0.36(c)         (0.83)       (0.47)          (0.36)        (0.36)          --
  12/31/2001(d)           6.22          0.62            (1.26)       (0.64)          (0.63)        (0.63)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $0.01 for Class A, $0.02 for Class B, and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $0.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B.
(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.

                See accompanying notes to financial statements.

                                         Ratios to average net assets:
                                    ----------------------------------------

Net asset               Net assets,
 value,       Total       end of       Gross         Net      Net investment Portfolio
 end of      return       period      Expenses     Expenses       income     turnover
 period      (%) (a)      (000's)     (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------    ----------- ---------    ---------    -------------- ---------
$    11.23       4.0(h) $   91,464       1.08(e)      1.05(i)        4.46           91
     11.41       2.4(h)    105,111       1.18(e)      1.13(i)        3.93           64
     11.69       5.3(h)    120,009       1.22(e)      1.19(i)        4.05           69
     11.63       6.4       133,887       1.28          N/A           4.31           61
     11.28       2.8       147,647       1.18          N/A           5.65           65
     11.59       7.2       173,836       1.09          N/A           6.26           84
     11.24       3.3(h)    109,782       1.83(e)      1.80(i)        3.72           91
     11.41       1.6(h)    132,221       1.93(e)      1.88(i)        3.18           64
     11.70       4.6(h)    148,556       1.97(e)      1.94(i)        3.29           69
     11.62       5.8       161,317       2.03          N/A           3.55           61
     11.28       2.1       141,188       1.93          N/A           4.90           65
     11.59       6.5       127,520       1.84          N/A           5.49           84
     11.25       3.3(h)      6,983       1.82(e)      1.80(i)        3.63           91
     11.42       1.6(h)      6,065       1.93(e)      1.88(i)        3.17           64
     11.71       4.6(h)      6,162       1.98(e)      1.94(i)        3.30           69
     11.63       5.8         7,612       2.03          N/A           3.55           61
     11.29       2.1         9,024       1.93          N/A           4.90           65
     11.60       6.5        11,470       1.84          N/A           5.52           84
     11.29       4.3        11,986       0.80(j)       N/A           4.58           91
     11.46       2.7(h)      9,060       0.99(e)      0.88(i)        4.18           64
     11.74       5.5(h)     10,941       0.98(e)      0.94(i)        4.30           69
     11.69       6.9        17,889       0.73          N/A           4.85           61
     11.33       3.5        18,346       0.67          N/A           6.15           65
     11.63       7.8        17,351       0.67          N/A           6.68           84
$     5.09       9.4(h) $   29,069       1.48(e)      1.31(i)        6.70           41
      4.98      10.3(h)     25,817       1.72(e)      1.58(i)        6.60           42
      4.82      11.1        24,641       1.65          N/A           6.97           51
      4.65      19.5        23,809       1.71          N/A           7.62           41
      4.12      (8.9)       22,454       1.58          N/A           8.85          114
      4.94     (10.7)       33,471       1.47          N/A          11.31           65
      5.10       8.8(h)      7,283       2.25(e)      2.08(i)        6.00           41
      4.98       9.3(h)     12,034       2.47(e)      2.33(i)        5.85           42
      4.83      10.5        17,967       2.40          N/A           6.22           51
      4.65      18.8        23,405       2.46          N/A           6.89           41
      4.12      (9.7)       23,031       2.33          N/A           8.10          114
      4.95     (11.3)       34,713       2.22          N/A          10.56           65

(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
(j)Includes expense recapture of 0.06%. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                      Income (loss) from investment operations:     Less distributions:
                                                      ---------------------------------------   ---------------------------

                                          Net asset
                                           value,                                                 Dividends
                                          beginning       Net         Net realized  Total from       from
                                             of        investment    and unrealized investment  net investment     Total
                                           period        income       gain (loss)   operations      income     distributions
                                          ----------  ----------     -------------- ----------  -------------- -------------
HIGH INCOME FUND* (continued)
   Class C
  9/30/2006                               $     4.98  $     0.30(c)    $     0.11   $     0.41    $    (0.30)   $    (0.30)
  9/30/2005                                     4.83        0.29(c)          0.15         0.44         (0.29)        (0.29)
  9/30/2004                                     4.65        0.30(c)          0.18         0.48         (0.30)        (0.30)
  9/30/2003(e)                                  4.12        0.23(c)          0.53         0.76         (0.23)        (0.23)
  12/31/2002                                    4.94        0.36(c)         (0.82)       (0.46)        (0.36)        (0.36)
  12/31/2001(d)                                 6.22        0.61            (1.26)       (0.65)        (0.63)        (0.63)
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  9/30/2006                               $    11.09  $     0.39(c)    $    (0.05)  $     0.34    $    (0.43)   $    (0.43)
  9/30/2005                                    11.30        0.28(c)         (0.16)        0.12         (0.33)        (0.33)
  9/30/2004                                    11.51        0.30(c)         (0.09)        0.21         (0.42)        (0.42)
  9/30/2003(e)                                 11.73        0.21(c)         (0.07)        0.14         (0.36)        (0.36)
  12/31/2002                                   11.36        0.42(c)          0.49         0.91         (0.54)        (0.54)
  12/31/2001(d)                                11.16        0.51             0.25         0.76         (0.56)        (0.56)
   Class B
  9/30/2006                                    11.07        0.31(c)         (0.05)        0.26         (0.35)        (0.35)
  9/30/2005                                    11.28        0.20(c)         (0.17)        0.03         (0.24)        (0.24)
  9/30/2004                                    11.49        0.22(c)         (0.09)        0.13         (0.34)        (0.34)
  9/30/2003(e)                                 11.71        0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.34        0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.14        0.44             0.24         0.68         (0.48)        (0.48)
   Class C
  9/30/2006                                    11.08        0.31(c)         (0.05)        0.26         (0.35)        (0.35)
  9/30/2005                                    11.30        0.20(c)         (0.18)        0.02         (0.24)        (0.24)
  9/30/2004                                    11.50        0.22(c)         (0.08)        0.14         (0.34)        (0.34)
  9/30/2003(e)                                 11.72        0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.35        0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.15        0.44             0.24         0.68         (0.48)        (0.48)
   Class Y
  9/30/2006                                    11.13        0.43(c)         (0.06)        0.37         (0.47)        (0.47)
  9/30/2005                                    11.34        0.31(c)         (0.17)        0.14         (0.35)        (0.35)
  9/30/2004                                    11.55        0.32(c)         (0.09)        0.23         (0.44)        (0.44)
  9/30/2003(e)                                 11.78        0.25(c)         (0.08)        0.17         (0.40)        (0.40)
  12/31/2002                                   11.41        0.48(c)          0.48         0.96         (0.59)        (0.59)
  12/31/2001(d)                                11.20        0.56             0.26         0.82         (0.61)        (0.61)






                                           Redemption
                                              fee
                                          ----------
HIGH INCOME FUND* (continued)
   Class C
  9/30/2006                               $     0.00(f)
  9/30/2005                                     0.00(f)
  9/30/2004                                     0.00(f)
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  9/30/2006                               $       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class B
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class C
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class Y
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $0.04 for Class A, B, C, and Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C, and 5.34% to 4.98% for Class Y.
(e)For the nine months ended September 30, 2003.
(f)Amounts round to less than $0.01.
(g)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.

                See accompanying notes to financial statements.

                                         Ratios to average net assets:
                                    ----------------------------------------

Net asset               Net assets,
 value,       Total       end of       Gross         Net      Net investment Portfolio
 end of      return       period      Expenses     Expenses       income     turnover
 period      (%) (a)      (000's)     (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------    ----------- ---------    ---------    -------------- ---------
$     5.09       8.6(h) $    3,457       2.23(i)      2.07(j)        5.96           41
      4.98       9.3(h)      3,554       2.47(i)      2.33(j)        5.82           42
      4.83      10.5         2,608       2.40          N/A           6.22           51
      4.65      18.8         2,858       2.46          N/A           6.89           41
      4.12      (9.5)        2,605       2.33          N/A           8.10          114
      4.94     (11.5)        4,153       2.22          N/A          10.54           65
$    11.00       3.2(h) $  114,180       1.09(i)      1.04(j)        3.57           50
     11.09       1.1       141,417       1.24          N/A           2.50           93
     11.30       1.9       106,701       1.32          N/A           2.60           80
     11.51       1.2       117,225       1.37          N/A           2.41           53
     11.73       8.2       106,013       1.35          N/A           3.66           88
     11.36       6.9       109,189       1.42          N/A           4.52          275
     10.98       2.4(h)      9,952       1.84(i)      1.79(j)        2.79           50
     11.07       0.3        15,114       1.99          N/A           1.75           93
     11.28       1.2        10,107       2.00          N/A           1.95           80
     11.49       0.7        14,637       2.02          N/A           1.77           53
     11.71       7.5        16,263       2.00          N/A           3.01           88
     11.34       6.2        14,317       2.07          N/A           3.85          275
     10.99       2.5(h)      4,230       1.84(i)      1.79(j)        2.81           50
     11.08       0.2         5,715       1.99          N/A           1.75           93
     11.30       1.3         6,949       2.00          N/A           1.94           80
     11.50       0.7         8,704       2.02          N/A           1.77           53
     11.72       7.5         8,079       2.00          N/A           3.01           88
     11.35       6.2         5,851       2.07          N/A           3.89          275
     11.03       3.4         2,461       0.74          N/A           3.89           50
     11.13       1.2(h)      2,533       1.59(g)      1.02(j)        2.77           93
     11.34       2.1         4,233       1.13          N/A           2.82           80
     11.55       1.5         6,886       0.93          N/A           2.87           53
     11.78       8.6         8,529       0.88          N/A           4.14           88
     11.41       7.4         3,441       0.95          N/A           4.98          275

(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(j)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
* The financial information prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective
   September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (loss) from investment operations:     Less distributions:
                                                 ----------------------------------------- ---------------------------

                                   Net asset
                                    value,                                                   Dividends
                                   beginning        Net        Net realized    Total from       from
                                      of         investment   and unrealized   investment  net investment     Total
                                    period         income      gain (loss)     operations      income     distributions
                                   ----------    ----------   --------------   ----------  -------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  9/30/2006                        $    16.62    $     0.64     $     0.05     $     0.69    $    (0.64)   $    (0.64)
  9/30/2005                             16.58          0.60           0.04           0.64         (0.60)        (0.60)
  9/30/2004                             16.41          0.61           0.17           0.78         (0.61)        (0.61)
  9/30/2003(f)                          16.40          0.49           0.01           0.50         (0.49)        (0.49)
  12/31/2002                            15.82          0.67           0.59           1.26         (0.68)        (0.68)
  12/31/2001(d)                         16.06          0.75          (0.24)          0.51         (0.75)        (0.75)
   Class B
  9/30/2006                             16.58          0.51           0.06           0.57         (0.51)        (0.51)
  9/30/2005                             16.54          0.46           0.05           0.51         (0.47)        (0.47)
  9/30/2004                             16.37          0.49           0.18           0.67         (0.50)        (0.50)
  9/30/2003(f)                          16.36          0.41           0.01           0.42         (0.41)        (0.41)
  12/31/2002                            15.78          0.57           0.58           1.15         (0.57)        (0.57)
  12/31/2001(d)                         16.03          0.64          (0.24)          0.40         (0.65)        (0.65)
MUNICIPAL INCOME FUND
   Class A
  9/30/2006                        $     7.48    $     0.28     $     0.07     $     0.35    $    (0.28)   $    (0.28)
  9/30/2005                              7.47          0.28           0.01           0.29         (0.28)        (0.28)
  9/30/2004                              7.41          0.29           0.06           0.35         (0.29)        (0.29)
  9/30/2003(f)                           7.43          0.23          (0.02)          0.21         (0.23)        (0.23)
  12/31/2002                             7.25          0.34           0.18           0.52         (0.34)        (0.34)
  12/31/2001(d)                          7.39          0.36          (0.14)          0.22         (0.36)        (0.36)
   Class B
  9/30/2006                              7.49          0.23           0.07           0.30         (0.23)        (0.23)
  9/30/2005                              7.48          0.22           0.01           0.23         (0.22)        (0.22)
  9/30/2004                              7.41          0.24           0.07           0.31         (0.24)        (0.24)
  9/30/2003(f)                           7.44          0.19          (0.03)          0.16         (0.19)        (0.19)
  12/31/2002                             7.25          0.29           0.19           0.48         (0.29)        (0.29)
  12/31/2001(d)                          7.39          0.31          (0.14)          0.17         (0.31)        (0.31)





                                   Net asset
                                   value, end
                                   of period
                                   ----------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  9/30/2006                        $    16.67
  9/30/2005                             16.62
  9/30/2004                             16.58
  9/30/2003(f)                          16.41
  12/31/2002                            16.40
  12/31/2001(d)                         15.82
   Class B
  9/30/2006                             16.64
  9/30/2005                             16.58
  9/30/2004                             16.54
  9/30/2003(f)                          16.37
  12/31/2002                            16.36
  12/31/2001(d)                         15.78
MUNICIPAL INCOME FUND
   Class A
  9/30/2006                        $     7.55
  9/30/2005                              7.48
  9/30/2004                              7.47
  9/30/2003(f)                           7.41
  12/31/2002                             7.43
  12/31/2001(d)                          7.25
   Class B
  9/30/2006                              7.56
  9/30/2005                              7.49
  9/30/2004                              7.48
  9/30/2003(f)                           7.41
  12/31/2002                             7.44
  12/31/2001(d)                          7.25

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares.

                See accompanying notes to financial statements.

                                 Ratios to average net assets:
                          -------------------------------------------

              Net assets,
    Total       end of        Gross           Net      Net investment Portfolio
   return       period       Expenses       Expenses       income     turnover
   (%) (a)      (000's)      (%) (b)        (%) (b)       (%) (b)     rate (%)
 ---------    ----------- ---------       ---------    -------------- ---------
       4.2(e) $   72,479       1.14(c)(h)      1.02(g)        3.86            8
       3.9(e)     77,018       1.22(c)         1.22(g)        3.59            5
       4.9        81,427       1.33             N/A           3.74           21
       3.1        86,368       1.38             N/A           3.99            9
       8.1        92,053       1.34             N/A           4.19           33
       3.2(e)     89,376       1.35(c)         1.33(g)        4.67           60
       3.5(e)      2,345       1.89(c)(h)      1.77(g)        3.10            8
       3.1(e)      3,207       1.97(c)         1.97(g)        2.84            5
       4.2         4,435       2.00             N/A           3.08           21
       2.6         6,185       2.03             N/A           3.34            9
       7.4         6,742       1.99             N/A           3.54           33
       2.5(e)      8,313       2.00(c)         1.98(g)        4.03           60
       4.8(e) $   93,448       0.99(c)         0.97(g)        3.83           14
       3.9       102,255       1.07             N/A           3.65           29
       4.9       111,801       1.11             N/A           4.00           35
       2.9       126,906       1.10             N/A           4.14           42
       7.3       133,005       1.06             N/A           4.67           33
       3.0       137,852       1.07             N/A           4.89           80
       4.0(e)      5,188       1.75(c)         1.72(g)        3.07           14
       3.1         7,610       1.82             N/A           2.90           29
       4.2         9,087       1.86             N/A           3.25           35
       2.2        10,884       1.85             N/A           3.39           42
       6.7        12,326       1.81             N/A           3.92           33
       2.2        14,549       1.82             N/A           4.14           80

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)For the nine months ended September 30, 2003.
(g)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
(h)Includes expense recapture of less than 0.01%. See Note 4.

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:     Less distributions:
                                   ----------------------------------------  ---------------------------

                       Net asset
                        value,                                                 Dividends
                       beginning      Net        Net realized   Total from        from
                          of       investment   and unrealized  investment   net investment     Total      Redemption
                        period     income (c)    gain (loss)    operations       income     distributions     fee
                       ----------  ----------   --------------  ----------   -------------- ------------- ----------
STRATEGIC INCOME FUND*
   Class A
  9/30/2006            $    14.17  $     0.71     $     0.53    $     1.24     $    (0.81)   $    (0.81)  $     0.00(g)
  9/30/2005                 13.57        0.66           0.70          1.36          (0.76)        (0.76)        0.00(g)
  9/30/2004                 12.57        0.75           1.11          1.86          (0.86)        (0.86)        0.00(g)
  9/30/2003(d)              10.72        0.57           1.93          2.50          (0.65)        (0.65)          --
  12/31/2002                 9.88        0.75           0.72          1.47          (0.63)        (0.63)          --
  12/31/2001(f)             10.80        0.91          (0.92)        (0.01)         (0.91)        (0.91)          --
   Class B
  9/30/2006                 14.22        0.61           0.52          1.13          (0.69)        (0.69)        0.00(g)
  9/30/2005                 13.60        0.56           0.71          1.27          (0.65)        (0.65)        0.00(g)
  9/30/2004                 12.59        0.65           1.10          1.75          (0.74)        (0.74)        0.00(g)
  9/30/2003(d)              10.71        0.51           1.92          2.43          (0.55)        (0.55)          --
  12/31/2002                 9.88        0.67           0.73          1.40          (0.57)        (0.57)          --
  12/31/2001(f)             10.79        0.83          (0.90)        (0.07)         (0.84)        (0.84)          --
   Class C
  9/30/2006                 14.22        0.61           0.51          1.12          (0.69)        (0.69)        0.00(g)
  9/30/2005                 13.60        0.55           0.72          1.27          (0.65)        (0.65)        0.00(g)
  9/30/2004                 12.58        0.64           1.11          1.75          (0.73)        (0.73)        0.00(g)
  9/30/2003(d)              10.70        0.50           1.93          2.43          (0.55)        (0.55)          --
  12/31/2002                 9.87        0.67           0.73          1.40          (0.57)        (0.57)          --
  12/31/2001(f)             10.78        0.83          (0.91)        (0.08)         (0.83)        (0.83)          --
   Class Y
  9/30/2006                 14.17        0.76           0.51          1.27          (0.85)        (0.85)        0.00(g)
  9/30/2005                 13.57        0.70           0.70          1.40          (0.80)        (0.80)        0.00(g)
  9/30/2004                 12.58        0.78           1.11          1.89          (0.90)        (0.90)        0.00(g)
  9/30/2003(d)              10.74        0.60           1.93          2.53          (0.69)        (0.69)          --
  12/31/2002                 9.90        0.80           0.71          1.51          (0.67)        (0.67)          --
  12/31/2001(f)             10.81        0.94          (0.92)         0.02          (0.93)        (0.93)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                    Ratios to average net assets:
                                                    -----------------------------

Net asset                  Net assets,
 value,          Total       end of       Gross         Net       Net investment  Portfolio
 end of         return       period      Expenses     Expenses        income      turnover
 period         (%) (a)      (000's)     (%) (b)      (%) (b)        (%) (b)      rate (%)
----------    ---------    ----------- ---------    ---------     --------------  ---------
$    14.60          9.0    $2,782,887       1.05          N/A            5.01            21
     14.17         10.2       977,198       1.18          N/A            4.71            14
     13.57         15.2       343,586       1.23          N/A            5.66            28
     12.57         23.7(e)    140,576       1.31(h)      1.28(i)         6.49            27
     10.72         15.5        92,303       1.33          N/A            7.38            30
      9.88         (0.1)       94,156       1.31          N/A            8.77            10
     14.66          8.2       179,927       1.79          N/A            4.26            21
     14.22          9.5       144,081       1.93          N/A            3.98            14
     13.60         14.3       128,714       1.98          N/A            4.91            28
     12.59         23.0(e)    118,217       2.06(h)      2.03(i)         5.73            27
     10.71         14.6        98,501       2.08          N/A            6.63            30
      9.88         (0.8)      102,159       2.06          N/A            8.02            10
     14.65          8.1     1,812,278       1.79          N/A            4.24            21
     14.22          9.5       765,200       1.93          N/A            3.93            14
     13.60         14.3       255,705       1.98          N/A            4.87            28
     12.58         23.0(e)     66,394       2.06(h)      2.03(i)         5.73            27
     10.70         14.7        27,727       2.08          N/A            6.63            30
      9.87         (0.8)       28,925       2.06          N/A            8.02            10
     14.59          9.3       271,065       0.78          N/A            5.30            21
     14.17         10.5        50,369       0.91          N/A            4.98            14
     13.57         15.5(e)     10,833       1.08(h)      1.00(i)         5.93            28
     12.58         24.0         2,193       0.97          N/A            6.83            27
     10.74         15.9         1,039       0.94          N/A            7.77            30
      9.90          0.3           445       0.93          N/A            9.10            10

(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2006

1. Organization. IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

IXIS Advisor Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

IXIS Advisor Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.25%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amount.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

September 30, 2006


Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and non-class specific expenses are allocated on a pro rata basis to each Class based on the relative value of settled shares of each Class to the total for the Fund. Realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities, premium amortization and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization accruals, market discounts, capital loss carryforwards, post-October capital loss deferrals and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

September 30, 2006


The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

                                 2006 Distributions Paid From:       2005 Distributions Paid From:
-                             ------------------------------------ ----------------------------------
                                            Exempt                              Exempt
                                Ordinary   Interest                 Ordinary   Interest
Fund                             Income    Dividends     Total       Income    Dividends     Total
----                             ------    ---------     -----       ------    ---------     -----
Core Plus Bond Fund           $ 11,734,713 $       -- $ 11,734,713 $12,086,457 $       -- $12,086,457
High Income Fund                 2,585,838         --    2,585,838   2,726,377         --   2,726,377
Limited Term Government and
  Agency Fund                    5,637,489         --    5,637,489   4,220,222         --   4,220,222
Massachusetts Tax Free Income
  Fund                              19,311  2,905,815    2,925,126      11,120  2,925,084   2,936,204
Municipal Income Fund               52,251  3,794,093    3,846,344     105,537  4,119,671   4,225,208
Strategic Income Fund          163,441,295         --  163,441,295  61,057,464         --  61,057,464

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                                    Limited Term  Massachusetts
                                         Core Plus       High      Government and   Tax Free     Municipal    Strategic
                                         Bond Fund    Income Fund   Agency Fund    Income Fund  Income Fund  Income Fund
-                                        ---------    -----------   -----------    -----------  -----------  -----------
Undistributed ordinary income/tax
  exempt income                        $  1,306,048  $     70,994   $    178,496   $   148,336  $  418,263  $ 13,368,246
Undistributed long-term capital gains                                                              470,510
Capital loss carryforward:
   Expires September 30, 2007                    --            --     (9,755,614)     (804,173)         --            --
   Expires September 30, 2008                    --   (12,726,943)    (4,165,768)     (116,500)         --            --
   Expires September 30, 2009                    --   (43,374,721)    (4,128,091)           --          --    (7,292,580)
   Expires September 30, 2010           (20,960,955)  (26,826,634)      (663,109)   (1,003,440)         --   (21,770,312)
   Expires September 30, 2011                    --            --       (425,323)           --          --    (7,096,274)
   Expires September 30, 2012                    --            --       (193,904)           --          --            --
   Expires September 30, 2013                    --            --             --      (154,156)         --            --
   Expires September 30, 2014              (181,728)           --     (2,770,324)           --          --            --
                                       ------------  ------------   ------------   -----------  ----------  ------------
Total capital loss carryforward         (21,142,683)  (82,928,298)   (22,102,133)   (2,078,269)         --   (36,159,166)
Deferred net capital losses (post
  October 2005)                          (1,656,378)           --     (4,268,354)           --          --            --
Unrealized appreciation (depreciation)   (1,432,443)    2,710,393     (1,445,042)    4,089,454   3,704,306   213,078,596
                                       ------------  ------------   ------------   -----------  ----------  ------------
Total accumulated earnings (losses)    $(22,925,456) $(80,146,911)  $(27,637,033)  $ 2,159,521  $4,593,079  $190,287,676
                                       ============  ============   ============   ===========  ==========  ============
Capital loss carryforward utilized in
  the current year                     $         --  $    562,793   $         --   $   345,715  $  703,737  $  3,204,308

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

September 30, 2006


g. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2006 were as follows:

                                          Market Value of   Value of Collateral
 Fund                                    Securities on Loan      Received
 ----                                    ------------------ -------------------
 Core Plus Bond Fund                        $ 26,982,787       $ 27,548,560
 High Income Fund                              4,193,476          4,281,021
 Limited Term Government and Agency Fund       4,684,867          4,765,375
 Strategic Income Fund                       904,049,930        918,797,771

h. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

i. Indemnifications. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j. New Accounting Pronouncements. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on each Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                        U.S. Government/Agency Securities      Other Securities
-                                       ---------------------------------      ----------------
Fund                                      Purchases           Sales          Purchases        Sales
----                                      -------             -              -------          -
Core Plus Bond Fund                     $111,883,545     $117,897,937     $   92,284,709 $112,191,868
High Income Fund                           1,134,167          346,234         14,248,403   19,414,126
Limited Term Government and Agency Fund   64,302,418      101,723,034          7,833,462    3,569,262
Massachusetts Tax Free Income Fund                --               --          6,217,013   11,681,322
Municipal Income Fund                             --               --         14,286,165   25,470,040
Strategic Income Fund                    715,481,187      387,109,045      2,694,592,372  250,925,436

September 30, 2006


4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             Percentage of Average Daily Net Assets
-                                       -------------------------------------------------
                                           First         Next         Next        Over
Fund                                    $100 million $100 million $1.8 billion $2 billion
----                                    ------------ ------------ ------------ ----------
Core Plus Bond Fund                       0.2500%      0.1875%      0.1875%     0.1875%
High Income Fund                          0.6000%      0.6000%      0.6000%     0.6000%
Limited Term Government and Agency Fund   0.5000%      0.5000%      0.5000%     0.5000%
Massachusetts Tax Free Income Fund        0.3000%      0.2500%      0.2500%     0.2500%
Municipal Income Fund                     0.5000%      0.3750%      0.3750%     0.3750%
Strategic Income Fund                     0.6500%      0.6500%      0.6000%     0.5500%

IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

                                             Percentage of Average Daily Net Assets
          -                                  -------------------------------------
                                                First                Over
          Fund                               $100 million        $100 million
          ----                               ------------        ------------
          Core Plus Bond Fund                   0.2500%             0.1875%
          Massachusetts Tax Free Income Fund    0.3000%             0.2500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis. For the period from February 1, 2006 to September 30, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                            Expense Limit as a Percentage of
                                               Average Daily Net Assets
    -                                       -------------------------------
    Fund                                    Class A  Class B Class C Class Y
    ----                                    -------  ------- ------- -------
    Core Plus Bond Fund                      1.05%    1.80%   1.80%   0.80%
    High Income Fund                         1.25%    2.00%   2.00%      --
    Limited Term Government and Agency Fund  1.00%    1.75%   1.75%   0.75%
    Massachusetts Tax Free Income Fund       0.95%    1.70%      --      --
    Municipal Income Fund                    0.95%    1.70%      --      --
    Strategic Income Fund                    1.25%    2.00%   2.00%   1.00%

Prior to February 1, 2006, the expense limits as a percentage of average daily net assets were as follows:

    Fund                                    Class A Class B Class C Class Y
    ----                                    ------- ------- ------- -------
    Core Plus Bond Fund                      1.05%   1.80%   1.80%   0.80%
    High Income Fund                         1.45%   2.20%   2.20%      --
    Limited Term Government and Agency Fund     --      --      --      --
    Massachusetts Tax Free Income Fund       1.15%   1.90%      --      --
    Municipal Income Fund                       --      --      --      --
    Strategic Income Fund                    1.25%   2.00%   2.00%   1.00%

September 30, 2006


Loomis Sayles and IXIS Advisors have agreed to equally bear the fee waivers and/or expense reimbursements for the Core Plus Bond Fund and Massachusetts Tax Free Income Fund.

For the year ended September 30, 2006, the management fees and waivers of management fees for each Fund were as follows:

                                                                           Percentage of
                                                                              Average
                                          Gross     Waiver of     Net      Daily Net Assets
                                        Management  Management Management  ----------------
Fund                                       Fee         Fee        Fee      Gross     Net
----                                    ----------- ---------- -----------  ------  ------
Core Plus Bond Fund                     $   492,131  $    --   $   492,131 0.214%   0.214%
High Income Fund                            235,740       --       235,740 0.600%   0.600%
Limited Term Government and Agency Fund     728,190       --       728,190 0.500%   0.500%
Massachusetts Tax Free Income Fund          228,872   28,465       200,407 0.300%   0.256%
Municipal Income Fund                       510,697       --       510,697 0.495%   0.495%
Strategic Income Fund                    18,365,690       --    18,365,690 0.585%   0.585%

For the year ended September 30, 2006, the advisory administration fees and waivers for each Fund were as follows:

                                                                                Percentage of
                                                    Waiver of                      Average
                                      Advisory       Advisory     Net Advisory  Daily Net Assets
                                   Administration Administration Administration ----------------
Fund                                    Fee            Fee            Fee       Gross     Net
----                               -------------- -------------- --------------  ------  ------
Core Plus Bond Fund                   $492,132       $    --        $492,132    0.214%   0.214%
Massachusetts Tax Free Income Fund     228,872        28,465         200,407    0.300%   0.256%

For the year ended September 30, 2006, in addition to the waiver of management fees and/or advisory administration fees, expenses have been reimbursed as follows:

             Fund                                    Reimbursement
             ----                                    -------------
             Core Plus Bond Fund                        $73,029
             High Income Fund                            64,092
             Limited Term Government and Agency Fund     70,282
             Massachusetts Tax Free Income Fund          35,227
             Municipal Income Fund                       20,044

Loomis Sayles and IXIS Advisors shall be permitted to recover management fees/advisory administration fees waived and/or expenses borne under the expense limitation agreements on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2006 were as follows:

                                        Expenses Subject to Possible Reimbursement until
                                                  September 30, 2007
-                                       ------------------------------------------------
Fund                                    Class A   Class B   Class C   Class Y    Total
----                                    -------   -------   -------   -------    -----
Core Plus Bond Fund                     $31,145   $40,795   $1,089      --      $73,029
High Income Fund                         42,950    15,738    5,404      --       64,092
Limited Term Government and Agency Fund  61,913     6,019    2,350      --       70,282
Massachusetts Tax Free Income Fund       88,881     3,276       --      --       92,157
Municipal Income Fund                    18,551     1,493       --      --       20,044

Certain officers and directors of Loomis Sayles and IXIS Advisors are also Trustees of the Funds. Loomis Sayles and IXIS Advisors are both limited partnerships whose sole general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

September 30, 2006


b. Administrative Fees. IXIS Advisors provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2006, amounts paid to IXIS Advisors for administrative fees were as follows:

                                                     Administrative
             Fund                                         Fees
             ----                                         ----
             Core Plus Bond Fund                       $  136,903
             High Income Fund                              23,472
             Limited Term Government and Agency Fund       86,859
             Massachusetts Tax Free Income Fund            45,404
             Municipal Income Fund                         61,500
             Strategic Income Fund                      1,899,235

c. Service and Distribution Fees. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2006, the Funds paid the following service and distribution fees:

                                                 Service Fees            Distribution Fees
-                                       ------------------------------ ---------------------
Fund                                     Class A   Class B   Class C    Class B    Class C
----                                     -------   -------   -------    -------    -------
Core Plus Bond Fund                     $  239,223 $295,608 $   14,996 $  886,823 $   44,987
High Income Fund                            66,667   23,149      8,409     69,445     25,229
Limited Term Government and Agency Fund    315,317   30,429     12,212     91,284     36,634
Massachusetts Tax Free Income Fund         183,746    6,982         --     20,942         --
Municipal Income Fund                      241,651   15,893         --     47,677         --
Strategic Income Fund                    4,219,448  384,848  2,915,854  1,154,544  8,747,562

September 30, 2006


d. Commissions. The Funds have been informed that commissions (including CDSC) on Fund shares paid to IXIS Distributors by investors in shares of the Funds during the year ended September 30, 2006 were as follows:

               Fund                                    Commission
               ----                                    ----------
               Core Plus Bond Fund                     $  104,447
               High Income Fund                            76,029
               Limited Term Government and Agency Fund     71,751
               Massachusetts Tax Free Income Fund          25,430
               Municipal Income Fund                       64,488
               Strategic Income Fund                    7,296,525

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board who each received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supported the Funds' Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, each Fund's portion of such expense was approximately $575.

f. Redemption Fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. High Income Fund and Strategic Income Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Funds had no borrowings under this agreement.

September 30, 2006


6. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At September 30, 2006, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Colleges and Universities 33.0%, Water and Sewerage 13.3%, State Appropriations 12.2% and Hospitals 11.2%. The Fund had investments in securities of issuers insured by American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), and Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 13.5%, 10.8%, and 7.4% of its net assets, respectively, at September 30, 2006.

At September 30, 2006, Municipal Income Fund had more than 10% of its net assets invested in the following: New York State and City Obligations 17.6%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

7. Acquisition of Assets. After the close of business on March 18, 2005, the Limited Term Government and Agency Fund (the "Fund") acquired all of the assets and liabilities of Loomis Sayles Government Securities Fund ("Government Securities Fund"), pursuant to a plan of reorganization approved by the shareholders of the Government Securities Fund on March 10, 2005. The acquisition was accomplished by a tax-free exchange of 4,449,445.112 Class A shares of the Fund for 4,190,454.806 shares of Government Securities Fund
Class A, 834,916.727 Class B shares of the Fund for 783,996.906 shares of Government Securities Fund Class B, and 356.134 Class Y shares of the Fund for
337.738 shares of Government Securities Fund Class Y. Government Securities Fund net assets at that date of $58,846,725, including $237,787 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $116,337,680. The combined net assets of the Fund immediately following the acquisition were $175,184,405. The Fund acquired capital loss carryovers, subject to limitations, of $4,791,200 from Government Securities Fund.

September 30, 2006


8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,382,171  $      15,380,850
   Issued in connection with the reinvestment of distributions            372,669          4,153,500
                                                                 ----------------  -----------------
                                                                        1,754,840         19,534,350
   Redeemed                                                            (2,825,473)       (31,498,913)
                                                                 ----------------  -----------------
   Net change                                                          (1,070,633) $     (11,964,563)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       2,443,291  $      27,246,501
   Issued in connection with the reinvestment of distributions            124,023          1,383,392
                                                                 ----------------  -----------------
                                                                        2,567,314         28,629,893
   Redeemed                                                            (4,382,113)       (48,867,417)
                                                                 ----------------  -----------------
   Net change                                                          (1,814,799) $     (20,237,524)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         217,848  $       2,421,818
   Issued in connection with the reinvestment of distributions             13,202            147,350
                                                                 ----------------  -----------------
                                                                          231,050          2,569,168
   Redeemed                                                              (141,074)        (1,577,745)
                                                                 ----------------  -----------------
   Net change                                                              89,976  $         991,423
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                         531,672  $       5,901,516
   Issued in connection with the reinvestment of distributions             36,711            411,038
                                                                 ----------------  -----------------
                                                                          568,383          6,312,554
   Redeemed                                                              (296,854)        (3,319,094)
                                                                 ----------------  -----------------
   Net change                                                             271,529  $       2,993,460
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (2,523,927) $     (28,217,204)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,388,801  $      16,079,888
   Issued in connection with the reinvestment of distributions            374,646          4,342,323
                                                                 ----------------  -----------------
                                                                        1,763,447         20,422,211
   Redeemed                                                            (2,814,749)       (32,644,448)
                                                                 ----------------  -----------------
   Net change                                                          (1,051,302) $     (12,222,237)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       3,051,314  $      35,378,116
   Issued in connection with the reinvestment of distributions            138,384          1,605,875
                                                                 ----------------  -----------------
                                                                        3,189,698         36,983,991
   Redeemed                                                            (4,304,577)       (49,860,073)
                                                                 ----------------  -----------------
   Net change                                                          (1,114,879) $     (12,876,082)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         117,915  $       1,367,189
   Issued in connection with the reinvestment of distributions             12,453            144,537
                                                                 ----------------  -----------------
                                                                          130,368          1,511,726
   Redeemed                                                              (125,755)        (1,458,081)
                                                                 ----------------  -----------------
   Net change                                                               4,613  $          53,645
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                         294,003  $       3,417,059
   Issued in connection with the reinvestment of distributions             36,213            421,543
                                                                 ----------------  -----------------
                                                                          330,216          3,838,602
   Redeemed                                                              (471,320)        (5,465,958)
                                                                 ----------------  -----------------
   Net change                                                            (141,104) $      (1,627,356)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (2,302,672) $     (26,672,030)
                                                                 ================  =================

September 30, 2006

8. Capital Shares (continued).

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
High Income Fund                                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,613,908  $       8,110,484
   Issued in connection with the reinvestment of distributions            225,645          1,132,995
                                                                 ----------------  -----------------
                                                                        1,839,553          9,243,479
   Redeemed                                                            (1,315,469)        (6,579,692)
                                                                 ----------------  -----------------
   Net change                                                             524,084  $       2,663,787
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                         139,925  $         704,223
   Issued in connection with the reinvestment of distributions             49,894            250,269
                                                                 ----------------  -----------------
                                                                          189,819            954,492
   Redeemed                                                            (1,175,776)        (5,886,573)
                                                                 ----------------  -----------------
   Net change                                                            (985,957) $      (4,932,081)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         245,364  $       1,234,623
   Issued in connection with the reinvestment of distributions             16,606             83,348
                                                                 ----------------  -----------------
                                                                          261,970          1,317,971
   Redeemed                                                              (296,889)        (1,478,155)
                                                                 ----------------  -----------------
   Net change                                                             (34,919) $        (160,184)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (496,792) $      (2,428,478)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
High Income Fund                                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,843,627  $       9,144,401
   Issued in connection with the reinvestment of distributions            201,974          1,002,839
                                                                 ----------------  -----------------
                                                                        2,045,601         10,147,240
   Redeemed                                                            (1,968,099)        (9,761,214)
                                                                 ----------------  -----------------
   Net change                                                              77,502  $         386,026
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                         127,125  $         632,910
   Issued in connection with the reinvestment of distributions             79,627            395,537
                                                                 ----------------  -----------------
                                                                          206,752          1,028,447
   Redeemed                                                            (1,513,258)        (7,517,536)
                                                                 ----------------  -----------------
   Net change                                                          (1,306,506) $      (6,489,089)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         304,056  $       1,494,195
   Issued in connection with the reinvestment of distributions             17,043             84,652
                                                                 ----------------  -----------------
                                                                          321,099          1,578,847
   Redeemed                                                              (147,783)          (739,866)
                                                                 ----------------  -----------------
   Net change                                                             173,316  $         838,981
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (1,055,688) $      (5,264,082)
                                                                 ================  =================

September 30, 2006


8. Capital Shares (continued).

                                                                                                        Year Ended
                                                                                                    September 30, 2006
                                                                                           -----------------------------------
Limited Term Government and Agency Fund                                                         Shares             Amount
----------------------------------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                                                   555,196  $       6,089,078
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                 --                 --
   Issued in connection with the reinvestment of distributions                                      317,378          3,476,250
                                                                                           ----------------  -----------------
                                                                                                    872,574          9,565,328
   Redeemed                                                                                      (3,237,220)       (35,466,514)
                                                                                           ----------------  -----------------
   Net change                                                                                    (2,364,646) $     (25,901,186)
                                                                                           ----------------  -----------------
Class B:
   Issued from the sale of shares                                                                    74,303  $         814,813
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                 --                 --
   Issued in connection with the reinvestment of distributions                                       29,021            317,417
                                                                                           ----------------  -----------------
                                                                                                    103,324          1,132,230
   Redeemed                                                                                        (562,347)        (6,150,376)
                                                                                           ----------------  -----------------
   Net change                                                                                      (459,023) $      (5,018,146)
                                                                                           ----------------  -----------------
Class C:
   Issued from the sale of shares                                                                    63,287  $         692,417
   Issued in connection with the reinvestment of distributions                                        8,700             95,297
                                                                                           ----------------  -----------------
                                                                                                     71,987            787,714
   Redeemed                                                                                        (202,763)        (2,222,285)
                                                                                           ----------------  -----------------
   Net change                                                                                      (130,776) $      (1,434,571)
                                                                                           ----------------  -----------------
Class Y:
   Issued from the sale of shares                                                                    16,475  $         181,528
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                 --                 --
   Issued in connection with the reinvestment of distributions                                        9,128            100,325
                                                                                           ----------------  -----------------
                                                                                                     25,603            281,853
   Redeemed                                                                                         (30,025)          (330,286)
                                                                                           ----------------  -----------------
   Net change                                                                                        (4,422) $         (48,433)
                                                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions                                           (2,958,867) $     (32,402,336)
                                                                                           ================  =================

                                                                                                        Year Ended
                                                                                                    September 30, 2005
                                                                                           -----------------------------------
Limited Term Government and Agency Fund                                                         Shares             Amount
----------------------------------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                                                 1,025,368  $      11,507,822
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund          4,449,445         49,566,819
   Issued in connection with the reinvestment of distributions                                      223,935          2,506,659
                                                                                           ----------------  -----------------
                                                                                                  5,698,748         63,581,300
   Redeemed                                                                                      (2,390,415)       (26,770,920)
                                                                                           ----------------  -----------------
   Net change                                                                                     3,308,333  $      36,810,380
                                                                                           ----------------  -----------------
Class B:
   Issued from the sale of shares                                                                    90,600  $       1,011,141
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund            834,917          9,275,925
   Issued in connection with the reinvestment of distributions                                       20,684            230,974
                                                                                           ----------------  -----------------
                                                                                                    946,201         10,518,040
   Redeemed                                                                                        (476,529)        (5,324,127)
                                                                                           ----------------  -----------------
   Net change                                                                                       469,672  $       5,193,913
                                                                                           ----------------  -----------------
Class C:
   Issued from the sale of shares                                                                    67,790  $         759,450
   Issued in connection with the reinvestment of distributions                                        7,387             82,688
                                                                                           ----------------  -----------------
                                                                                                     75,177            842,138
   Redeemed                                                                                        (174,813)        (1,960,779)
                                                                                           ----------------  -----------------
   Net change                                                                                       (99,636) $      (1,118,641)
                                                                                           ----------------  -----------------
Class Y:
   Issued from the sale of shares                                                                   206,094  $       2,316,707
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                356              3,981
   Issued in connection with the reinvestment of distributions                                        5,628             63,325
                                                                                           ----------------  -----------------
                                                                                                    212,078          2,384,013
   Redeemed                                                                                        (357,795)        (4,047,745)
                                                                                           ----------------  -----------------
   Net change                                                                                      (145,717) $      (1,663,732)
                                                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions                                            3,532,652  $      39,221,920
                                                                                           ================  =================

September 30, 2006


8. Capital Shares (continued).

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Massachusetts Tax Free Income Fund                                    Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                         116,584    $       1,927,090
   Issued in connection with the reinvestment of distributions            128,646            2,122,198
                                                                 ----------------    -----------------
                                                                          245,230            4,049,288
   Redeemed                                                              (533,421)          (8,795,072)
                                                                 ----------------    -----------------
   Net change                                                            (288,191)   $      (4,745,784)
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                           3,138    $          51,637
   Issued in connection with the reinvestment of distributions              3,663               60,307
                                                                 ----------------    -----------------
                                                                            6,801              111,944
   Redeemed                                                               (59,258)            (974,232)
                                                                 ----------------    -----------------
   Net change                                                             (52,457)   $        (862,288)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                   (340,648)   $      (5,608,072)
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                         462,407    $       3,433,795
   Issued in connection with the reinvestment of distributions            334,961            2,490,096
                                                                 ----------------    -----------------
                                                                          797,368            5,923,891
   Redeemed                                                            (2,091,235)         (15,530,757)
                                                                 ----------------    -----------------
   Net change                                                          (1,293,867)   $      (9,606,866)
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                          53,879    $         401,621
   Issued in connection with the reinvestment of distributions             15,598              116,046
                                                                 ----------------    -----------------
                                                                           69,477              517,667
   Redeemed                                                              (399,386)          (2,971,013)
                                                                 ----------------    -----------------
   Net change                                                            (329,909)   $      (2,453,346)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                 (1,623,776)   $     (12,060,212)
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Massachusetts Tax Free Income Fund                                    Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                         108,967  $       1,818,083
   Issued in connection with the reinvestment of distributions            124,767          2,082,631
                                                                 ----------------  -----------------
                                                                          233,734          3,900,714
   Redeemed                                                              (509,747)        (8,484,290)
                                                                 ----------------  -----------------
   Net change                                                            (276,013) $      (4,583,576)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                           3,203  $          53,537
   Issued in connection with the reinvestment of distributions              4,326             72,024
                                                                 ----------------  -----------------
                                                                            7,529            125,561
   Redeemed                                                               (82,197)        (1,367,143)
                                                                 ----------------  -----------------
   Net change                                                             (74,668) $      (1,241,582)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (350,681) $      (5,825,158)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                         417,124  $       3,133,149
   Issued in connection with the reinvestment of distributions            359,731          2,701,656
                                                                 ----------------  -----------------
                                                                          776,855          5,834,805
   Redeemed                                                            (2,060,532)       (15,468,783)
                                                                 ----------------  -----------------
   Net change                                                          (1,283,677) $      (9,633,978)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                          91,090  $         683,767
   Issued in connection with the reinvestment of distributions             20,236            152,169
                                                                 ----------------  -----------------
                                                                          111,326            835,936
   Redeemed                                                              (309,437)        (2,326,615)
                                                                 ----------------  -----------------
   Net change                                                            (198,111) $      (1,490,679)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (1,481,788) $     (11,124,657)
                                                                 ================  =================

September 30, 2006


8. Capital Shares (continued).

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                     138,264,882  $   1,969,973,470
   Issued in connection with the reinvestment of distributions          4,434,461         63,237,389
                                                                 ----------------  -----------------
                                                                      142,699,343      2,033,210,859
   Redeemed                                                           (20,978,934)      (298,257,925)
                                                                 ----------------  -----------------
   Net change                                                         121,720,409  $   1,734,952,934
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       4,378,474  $      62,611,798
   Issued in connection with the reinvestment of distributions            254,799          3,636,750
                                                                 ----------------  -----------------
                                                                        4,633,273         66,248,548
   Redeemed                                                            (2,489,164)       (35,488,933)
                                                                 ----------------  -----------------
   Net change                                                           2,144,109  $      30,759,615
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                      76,685,324  $   1,097,132,921
   Issued in connection with the reinvestment of distributions          1,024,379         14,656,353
                                                                 ----------------  -----------------
                                                                       77,709,703      1,111,789,274
   Redeemed                                                            (7,823,598)      (111,619,466)
                                                                 ----------------  -----------------
   Net change                                                          69,886,105  $   1,000,169,808
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                      16,186,079  $     231,166,734
   Issued in connection with the reinvestment of distributions             92,338          1,318,567
                                                                 ----------------  -----------------
                                                                       16,278,417        232,485,301
   Redeemed                                                            (1,256,435)       (17,863,735)
                                                                 ----------------  -----------------
   Net change                                                          15,021,982  $     214,621,566
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                208,772,605  $   2,980,503,923
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                      50,308,376  $     706,576,467
   Issued in connection with the reinvestment of distributions          1,468,469         20,639,715
                                                                 ----------------  -----------------
                                                                       51,776,845        727,216,182
   Redeemed                                                            (8,154,982)      (114,434,654)
                                                                 ----------------  -----------------
   Net change                                                          43,621,863  $     612,781,528
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       3,250,360  $      45,753,417
   Issued in connection with the reinvestment of distributions            252,300          3,556,640
                                                                 ----------------  -----------------
                                                                        3,502,660         49,310,057
   Redeemed                                                            (2,831,055)       (39,810,800)
                                                                 ----------------  -----------------
   Net change                                                             671,605  $       9,499,257
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                      37,693,843  $     531,354,799
   Issued in connection with the reinvestment of distributions            386,067          5,441,310
                                                                 ----------------  -----------------
                                                                       38,079,910        536,796,109
   Redeemed                                                            (3,055,156)       (42,960,385)
                                                                 ----------------  -----------------
   Net change                                                          35,024,754  $     493,835,724
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                       3,058,044  $      42,955,389
   Issued in connection with the reinvestment of distributions             30,007            421,552
                                                                 ----------------  -----------------
                                                                        3,088,051         43,376,941
   Redeemed                                                              (332,834)        (4,648,580)
                                                                 ----------------  -----------------
   Net change                                                           2,755,217  $      38,728,361
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 82,073,439  $   1,154,844,870
                                                                 ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Plus Bond Fund, a series of IXIS Advisor Funds Trust I; the Loomis Sayles Massachusetts Tax Free Income Fund, a series of IXIS Advisor Funds Trust II; and the Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

      2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                              Qualifying
                        Fund                  Percentage
                        ----                  ----------
                        High Income Fund         5.45%
                        Strategic Income Fund    5.72%

Qualified Dividend Income. For the fiscal year ended September 30, 2006, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

                           Fund
                           ----                  -
                           High Income Fund
                           Strategic Income Fund

Tax Exempt Income. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify as tax exempt income for Federal income tax purposes. These percentages are as follows:

                                                    Qualifying
                 Fund                               Percentage
                 ----                               ----------
                 Massachusetts Tax Free Income Fund   99.34%
                 Municipal Income Fund                98.62%

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-314-2029.

                        Position(s) Held with the                                       Number of Portfolios in
                          Trusts, Length of Time         Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*        During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------        ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.           Trustee,            Douglas Dillon Professor and     38
(3/23/40)               since 1984 for IXIS Advisor  Director of the Belfer Center    Director, Taubman Centers,
                       Funds Trust I, (including its for Science and International    Inc. (real estate investment
                         predecessors) since 1995    Affairs, John F. Kennedy         trust)
                          for IXIS Advisor Funds     School of Government,
                          Trust II and since 2003    Harvard University
                          Loomis Sayles Funds II
                            Contract Review and
                           Governance Committee
                                  Member

Charles D. Baker                 Trustee,            President and Chief Executive    38
(11/13/56)                      since 2005           Officer, Harvard Pilgrim         None
                            Contract Review and      Health Care (health plan)
                           Governance Committee
                                  Member

Edward A. Benjamin               Trustee,            Retired                          38
(5/30/38)               since 2003 for IXIS Advisor                                   Director, Precision Optics
                        Funds Trust I, IXIS Advisor                                   Corporation (optics
                         Funds Trust II, and since                                    manufacturer)
                          2002 for Loomis Sayles
                                 Funds II
                         Chairman of the Contract
                           Review and Governance
                             Committee Member

Daniel M. Cain                   Trustee,            President and Chief Executive    38
(2/24/45)               since 1996 for IXIS Advisor  Officer, Cain Brothers &         Director, Sheridan
                          Funds Trust I and IXIS     Company, Incorporated            Healthcare Inc. (physician
                        Advisor Funds Trust II and   (investment banking)             practice management)
                           since 2003 for Loomis
                              Sayles Funds II
                           Chairman of the Audit
                                 Committee

Paul G. Chenault +               Trustee,            Retired; Trustee, First Variable 38
(9/12/33)               since 2003 for IXIS Advisor  Life (variable life insurance)   Director, Mailco Office
                          Funds Trust I and IXIS                                      Products, Inc. (mailing
                        Advisor Funds Trust II and                                    equipment)
                           since 2000 for Loomis
                              Sayles Funds II
                            Contract Review and
                           Governance Committee
                                  Member

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                   Number of Portfolios in
                          Trusts, Length of Time       Principal Occupation(s)      Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*      During Past 5 Years**     and Other Directorships Held
----------------------  --------------------------      ---------------------     ----------------------------

INDEPENDENT TRUSTEES
continued

  Kenneth J. Cowan+              Trustee,           Retired                       38
  (4/5/32)             since 1993 for IXIS Advisor                                None
                        Funds Trust I, since 1975
                          for IXIS Advisor Funds
                       Trust II and since 2003 for
                          Loomis Sayles Funds II
                           Contract Review and
                           Governance Committee
                                  Member

  Richard Darman                 Trustee,           Partner, The Carlyle Group    38
  (5/10/43)            since 1996 for IXIS Advisor  (investments); formerly,      Director and Chairman of
                          Funds Trust I and IXIS    Professor, John F. Kennedy    Board of Directors, AES
                        Advisor Funds Trust II and  School of Government,         Corporation (international
                          since 2003 for Loomis     Harvard University            power company)
                             Sayles Funds II
                           Contract Review and
                           Governance Committee
                                  Member

  Sandra O. Moose        Trustee, since 1982 for    President, Strategic Advisory 38
  (2/17/42)             IXIS Advisor Funds Trust I  Services (management          Director, Verizon
                       (including its predecessors) consulting); formerly, Senior Communications;
                       since 1993 for IXIS Advisor  Vice President and Director,  Director, Rohm and Haas
                        Funds Trust II; and since   The Boston Consulting Group,  Company (specialty
                          2003 for Loomis Sayles    Inc. (management consulting)  chemicals);
                                 Funds II                                         Director, AES Corporation
                         Chairperson of the Board                                 (international power
                        of Trustees since November                                company)
                                   2005
                         Ex officio member of the
                           Audit Committee and
                           Contract Review and
                           Governance Committee

  John A. Shane+                 Trustee,           President, Palmer Service     38
  (2/22/33)            since 1982 for IXIS Advisor  Corporation (venture capital  Director, Gensym
                       Funds Trust I (including its organization)                 Corporation (software and
                         predecessors) since 1995                                 technology service provider);
                          for IXIS Advisor Funds                                  Director and Chairman of the
                       Trust II and since 2003 for                                Board, Abt Associates Inc.
                          Loomis Sayles Funds II                                  (research and consulting
                          Audit Committee Member                                  firm)

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                     Number of Portfolios in
                          Trusts, Length of Time        Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------  --------------------------       ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

Cynthia L. Walker                Trustee,           Executive Dean for                          38
(7/25/56)                       since 2005          Administration (formerly,                   None
                          Audit Committee Member    Dean for Finance and CFO),
                                                    Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/            Trustee,           President, Chairman, Director,              38
(4/14/47)               since 2003 for IXIS Advisor and Chief Executive Officer,                None
555 California Street     Funds Trust I and IXIS    Loomis, Sayles & Company,
San Francisco, CA 94104   Advisor Funds Trust II,   L.P.; President and Chief
                        Chief Executive Officer and Executive Officer for Loomis
                          Trustee since 2002 for    Sayles Funds I; Chief Executive
                          Loomis Sayles Funds II    Officer for Loomis Sayles
                                                    Funds II

John T. Hailer/2/       President, Chief Executive  President and Chief Executive               38
(11/23/60)               Officer and Trustee since  Officer, IXIS Asset                         None
                           2000 for IXIS Advisor    Management Advisors, L.P.,
                          Funds Trust I and IXIS    IXIS Asset Management
                          Advisor Funds Trust II,   Distributors, L.P. and IXIS
                        President and Trustee since Asset Management Global
                          2003 for Loomis Sayles    Associates, L.P.; Executive
                                 Funds II           Vice President, Loomis Sayles
                                                    Funds I; President and Chief
                                                    Executive Officer, AEW Real
                                                    Estate Income Fund, IXIS
                                                    Advisor Cash Management
                                                    Trust, IXIS Advisor Funds
                                                    Trust I, IXIS Advisor Funds
                                                    Trust II, IXIS Advisor Funds
                                                    Trust III and IXIS Advisor
                                                    Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.

***The Trustees of the Trusts serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").

+ Effective December 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Asset Management Advisors and IXIS Asset Management Distributors, L.P.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the Trusts Term of       Principal Occupation(s)
Name and Date of Birth    Office and Length of Time Served*            During Past 5 Years**
----------------------    ---------------------------------            ---------------------

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen   Secretary, Clerk and Chief Legal Officer Senior Vice President, General
(12/16/60)                       Since September 2004           Counsel, Secretary and Clerk
                                                                (formerly, Deputy General Counsel,
                                                                Assistant Secretary and Assistant
                                                                Clerk), IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and
                                                                IXIS Asset Management Advisors,
                                                                L.P.

Daniel J. Fuss               Executive Vice President for       Vice Chairman and Director, Loomis,
(9/27/33)                       Loomis Sayles Funds II          Sayles & Company, L.P.; Prior to
One Financial Center               Since June 2003              2002, President and Trustee of
Boston, MA 02111                                                Loomis Sayles Funds II

Russell L. Kane               Chief Compliance Officer,         Chief Compliance Officer for Mutual
(7/23/69)                Since May 2006; Assistant Secretary    Funds, Vice President, Associate
                                   Since June 2004              General Counsel, Assistant Secretary
                                                                and Assistant Clerk, IXIS Asset
                                                                Management Distribution
                                                                Corporation, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                formerly, Senior Counsel, Columbia
                                                                Management Group.

Michael C. Kardok         Treasurer, Principal Financial and    Senior Vice President, IXIS Asset
(7/17/59)                         Accounting Officer            Management Advisors, L.P. and IXIS
                                  Since October 2004            Asset Management Distributors, L.P.;
                                                                formerly, Senior Director, PFPC Inc;
                                                                formerly, Vice President--Division
                                                                Manager, First Data Investor
                                                                Services, Inc.

Max J. Mahoney              Anti-Money Laundering Officer       Vice President, Deputy General
(5/1/62)                       and Assistant Secretary          Counsel, Assistant Secretary and
                                  Since August 2005             Assistant Clerk, IXIS Asset
                                                                Management Distribution
                                                                Corporation. Senior Vice President,
                                                                Deputy General Counsel, Assistant
                                                                Secretary, Assistant Clerk and Chief
                                                                Compliance Officer--Investment
                                                                Adviser, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                formerly, Senior Counsel, MetLife,
                                                                Inc.; formerly, Associate Counsel,
                                                                LPL Financial Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the Trusts Term of        Principal Occupation(s)
Name and Date of Birth    Office and Length of Time Served*             During Past 5 Years**
----------------------    ---------------------------------             ---------------------

OFFICERS OF THE TRUSTS
continued

John E. Pelletier              Chief Operating Officer          Executive Vice President and Chief
(6/24/64)                       Since September 2004            Operating Officer (formerly, Senior
                                                                Vice President, General Counsel,
                                                                Secretary and Clerk), IXIS Asset
                                                                Management Distribution
                                                                Corporation, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                Executive Vice President, Chief
                                                                Operating Officer and Director
                                                                (formerly, President, Chief Operating
                                                                Officer and Director), IXIS Asset
                                                                Management Services Company.

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

                       [LOGO]

  Equity Funds
  Annual Report
  September 30, 2006
[LOGO]


Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
TABLE OF CONTENTS

Management Discussion
and Performance..........Page 1

Portfolio of InvestmentsPage 12

Financial Statements....Page 21

                       LOOMIS SAYLES GLOBAL MARKETS FUND

PORTFOLIO PROFILE




Objective:
Seeks high total return through a combination of capital appreciation and current income

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1996

--------------------------------------------------------------------------------
Managers:
Mark Baribeau, CFA
Dan Fuss, CFA, CIC
Warren Koontz, CFA, CIC
David Rolley, CFA
Loomis, Sayles &   Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGMAX
                                 Class C LGMCX
                                 Class Y LSWWX

--------------------------------------------------------------------------------
What You Should Know:
Foreign and emerging market securities involve risks not associated with domestic securities, including fluctuations in currencies, differing political and economic conditions and accounting standards. Value stocks may fall out of favor and underperform the overall market during any given period. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Fixed-income securities are subject to credit risk and interest-rate risk; their value generally rises when prevailing interest rates fall and declines when rates rise. Lower-rated bonds may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

On a worldwide basis, common stocks outperformed bonds during the fiscal year ended September 30, 2006. Loomis Sayles Global Markets Fund provided a total return of 6.81%, based on the net asset value of Class A shares (Class A shares total return includes the historical performance of Class Y shares adjusted to reflect the expenses of Class A for the period of the year ended September 30, 2006 when Class A shares were not offered by the Fund). Although equity securities dominated the fund's portfolio during the fiscal year, bonds in both the United States and in foreign markets were weaker than stocks.

For the period, the fund's primary benchmark, the MSCI World Index (common stocks from developed countries around the world) returned 14.74%, while its secondary benchmark, Citigroup World Government Bond Index (government bonds issued in the United States and other developed countries) returned 2.23%. The average return on Morningstar's World Allocation category (primarily global equity funds) was 11.48% for the period, while the total return on the Standard & Poor's 500 Index, the fund's former benchmark, was 10.79% for the 12 months ended September 30, 2006. The MSCI World Index replaced the S&P 500 Index as the primary broad-based equity index and the Citigroup World Government Bond Index was added as a secondary bond index because Loomis Sayles believes these indexes better reflect the global nature of the securities in which the fund may invest.

INTERNATIONAL FINANCIAL AND TELECOM SECTORS PERFORMED WELL
On the equity side of the fund, finance and telecommunications were the strongest sectors. Piraeus Bank, a rapidly expanding Greek bank, was the best performer among the fund's financial stocks. All the fund's telecom holdings did well. Good examples include, America Movil, China Mobile and BellSouth. In China and Latin America, low levels of wireless penetration set the stage for subscriber growth, compounded by a decrease in handset costs and a lack of competition in those markets. Domestically, the price of BellSouth stock rose when AT&T (not a portfolio stock) announced plans to acquire it. Switzerland's ABB Ltd. was another top performer. The company, which sells power and automation technology to utility companies, benefited from utilities' need to improve and expand infrastructure worldwide.

BONDS DENOMINATED IN U.S. DOLLAR WERE POSITIVE
On the fixed-income side, leaders included Level 3 Communications (wireless telephones), airlines (including Atlas Air and Continental Airlines) and Albertson's, a domestic supermarket chain. By currency, the U.S. dollar portion of the fund dominated fixed-income returns and accounted for more than half of the bond portfolio at September 30, 2006. Other strong currencies included Brazil, the U.K., and supranationals (multinational banking organizations that can issue bonds in any currency).

HEALTHCARE EQUITY AND FIXED-INCOME HOLDINGS WERE WEAK
Healthcare was the largest detractor in the equity portion of the fund, due to holdings like Alcon, a Swiss maker of eye-care products. The company reported strong earnings during the first half of the fiscal year, but the stock price fell when it lowered its forecast for the second half. We sold the stock in March. Healthcare bonds were also the weakest sector in the fund's fixed-income portfolio, along with some financial companies and industrials. Bonds issued by the Canadian subsidiary of a major energy company were also negative contributors and were sold, but the healthcare issues remain in the portfolio. Currency laggards included the Japanese yen, the Argentine peso, and South African rand.

OUTLOOK IS FOR SLOWER, BUT STEADY GROWTH
Despite volatile energy prices, the equity markets have advanced with the economy. We believe corporate earnings growth may slow in the United States as the Federal Reserve Boards' tightening policies take effect, although we expect growth to remain healthy. Our equity strategy is to maintain a globally diversified portfolio made up of the best value and growth ideas we can find, and to focus on stock selection rather than country allocation.

On the fixed-income side, we are positioned for a slower U.S. economy, but we do not foresee a recession. Consumers may cut back on housing-financed expenditures, including home-equity loans and cash-out mortgage refinancings. We also believe economic momentum is more likely to be led by export and investments than driven by consumers. Abroad, we are more cautious on the overall direction of bond markets. We have shortened the fund's duration in the euro and the Japanese yen.

                       LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1/

                September 30, 1996 through September 30, 2006

                                     [CHART]

              Net       Maximum                                S&P
             Asset       Sales      MSCI World   Citigroup     500
             Value/2/   Charge/3/      Index        WGBI       Index
            ---------  ----------   ----------   ---------   --------
 9/30/1996  $10,000     $ 9,425     $10,000      $10,000     $10,000
10/31/1996   10,190       9,604      10,072       10,187      10,276
11/30/1996   10,676      10,062      10,638       10,321      11,053
12/31/1996   10,556       9,949      10,469       10,238      10,834
 1/31/1997   10,556       9,949      10,597        9,964      11,510
 2/28/1997   10,566       9,958      10,721        9,890      11,601
 3/31/1997   10,546       9,940      10,511        9,814      11,124
 4/30/1997   10,644      10,032      10,856        9,728      11,788
 5/31/1997   10,947      10,318      11,528        9,993      12,506
 6/30/1997   11,074      10,438      12,105       10,112      13,066
 7/31/1997   11,669      10,998      12,664       10,033      14,106
 8/31/1997   11,383      10,729      11,819       10,027      13,315
 9/30/1997   11,837      11,157      12,463       10,241      14,045
10/31/1997   11,146      10,505      11,809       10,453      13,576
11/30/1997   11,156      10,515      12,020       10,293      14,204
12/31/1997   10,897      10,271      12,168       10,262      14,448
 1/31/1998   11,224      10,579      12,509       10,362      14,608
 2/28/1998   11,900      11,216      13,357       10,446      15,661
 3/31/1998   12,009      11,319      13,923       10,342      16,463
 4/30/1998   11,857      11,175      14,062       10,508      16,629
 5/31/1998   11,345      10,692      13,887       10,532      16,343
 6/30/1998   10,865      10,240      14,219       10,548      17,007
 7/31/1998   10,865      10,240      14,198       10,562      16,826
 8/31/1998    9,710       9,151      12,307       10,850      14,393
 9/30/1998    9,688       9,131      12,527       11,426      15,315
10/31/1998   10,386       9,789      13,661       11,765      16,561
11/30/1998   10,997      10,364      14,476       11,599      17,565
12/31/1998   11,186      10,543      15,185       11,832      18,577
 1/31/1999   11,340      10,688      15,520       11,724      19,354
 2/28/1999   11,126      10,486      15,109       11,347      18,752
 3/31/1999   11,471      10,811      15,740       11,376      19,503
 4/30/1999   11,947      11,260      16,363       11,371      20,258
 5/31/1999   12,007      11,316      15,767       11,179      19,779
 6/30/1999   12,280      11,574      16,505       10,984      20,877
 7/31/1999   12,506      11,787      16,458       11,253      20,225
 8/31/1999   12,459      11,742      16,431       11,305      20,125
 9/30/1999   12,364      11,653      16,274       11,481      19,573
10/31/1999   12,840      12,102      17,122       11,476      20,812
11/30/1999   14,842      13,988      17,606       11,355      21,235
12/31/1999   17,923      16,892      19,033       11,328      22,486
 1/31/2000   17,306      16,311      17,945       11,086      21,356
 2/29/2000   19,774      18,637      17,996       11,007      20,952
 3/31/2000   19,466      18,347      19,242       11,347      23,002
 4/30/2000   18,578      17,510      18,431       10,977      22,310
 5/31/2000   18,103      17,062      17,966       11,062      21,852
 6/30/2000   18,695      17,620      18,574       11,331      22,390
 7/31/2000   18,078      17,038      18,053       11,139      22,041
 8/31/2000   18,578      17,510      18,643       11,055      23,409
 9/30/2000   18,064      17,025      17,654       11,033      22,174
10/31/2000   17,202      16,213      17,360       10,893      22,080
11/30/2000   16,340      15,401      16,308       11,109      20,339
12/31/2000   17,081      16,098      16,574       11,508      20,439
 1/31/2001   17,224      16,234      16,896       11,493      21,164
 2/28/2001   16,776      15,812      15,470       11,489      19,234
 3/31/2001   16,008      15,087      14,457       11,157      18,016
 4/30/2001   16,277      15,341      15,529       11,118      19,416
 5/31/2001   16,510      15,560      15,336       11,084      19,546
 6/30/2001   16,384      15,442      14,858       10,982      19,070
 7/31/2001   16,205      15,274      14,662       11,260      18,882
 8/31/2001   16,116      15,190      13,961       11,683      17,700
 9/30/2001   15,365      14,482      12,733       11,768      16,271
10/31/2001   15,670      14,769      12,978       11,861      16,581
11/30/2001   15,920      15,005      13,748       11,695      17,853
12/31/2001   15,979      15,060      13,836       11,394      18,009
 1/31/2002   15,744      14,839      13,418       11,183      17,747
 2/28/2002   15,763      14,857      13,304       11,241      17,404
 3/31/2002   16,056      15,133      13,922       11,210      18,059
 4/30/2002   16,135      15,207      13,429       11,611      16,964
 5/31/2002   16,408      15,464      13,460       11,940      16,839
 6/30/2002   16,037      15,115      12,646       12,516      15,640
 7/31/2002   15,275      14,397      11,581       12,639      14,421
 8/31/2002   15,451      14,562      11,606       12,860      14,515
 9/30/2002   14,825      13,973      10,332       13,000      12,938
10/31/2002   15,196      14,322      11,096       12,947      14,076
11/30/2002   15,820      14,911      11,697       12,963      14,905
12/31/2002   15,895      14,981      11,132       13,615      14,029
 1/31/2003   16,036      15,114      10,796       13,801      13,662
 2/28/2003   16,198      15,267      10,611       13,995      13,457
 3/31/2003   16,217      15,285      10,582       14,038      13,587
 4/30/2003   17,046      16,066      11,527       14,206      14,707
 5/31/2003   17,934      16,903      12,192       14,822      15,481
 6/30/2003   18,076      17,037      12,407       14,583      15,679
 7/31/2003   17,834      16,808      12,661       14,149      15,955
 8/31/2003   18,198      17,151      12,938       14,072      16,266
 9/30/2003   18,925      17,837      13,020       14,870      16,094
10/31/2003   19,633      18,504      13,795       14,796      17,004
11/30/2003   19,816      18,676      14,009       15,045      17,154
12/31/2003   20,793      19,597      14,891       15,645      18,053
 1/31/2004   21,107      19,893      15,133       15,687      18,385
 2/29/2004   21,358      20,130      15,392       15,711      18,640
 3/31/2004   21,567      20,327      15,296       15,936      18,359
 4/30/2004   20,752      19,559      14,991       15,254      18,071
 5/31/2004   20,690      19,500      15,126       15,373      18,319
 6/30/2004   21,128      19,913      15,455       15,406      18,675
 7/31/2004   20,668      19,479      14,955       15,328      18,057
 8/31/2004   20,941      19,736      15,026       15,690      18,130
 9/30/2004   21,380      20,151      15,316       15,911      18,326
10/31/2004   21,966      20,703      15,694       16,382      18,606
11/30/2004   23,012      21,689      16,525       16,973      19,359
12/31/2004   23,674      22,313      17,161       17,264      20,018
 1/31/2005   23,352      22,010      16,778       17,022      19,530
 2/28/2005   23,974      22,595      17,317       17,047      19,941
 3/31/2005   23,310      21,969      16,990       16,819      19,588
 4/30/2005   22,946      21,627      16,630       17,069      19,216
 5/31/2005   23,676      22,314      16,938       16,724      19,828
 6/30/2005   24,083      22,698      17,092       16,578      19,856
 7/31/2005   24,984      23,547      17,693       16,417      20,594
 8/31/2005   25,133      23,688      17,835       16,712      20,407
 9/30/2005   25,412      23,951      18,303       16,392      20,572
10/31/2005   25,240      23,788      17,863       16,094      20,229
11/30/2005   25,989      24,495      18,467       15,898      20,994
12/31/2005   26,532      25,007      18,881       16,077      21,001
 1/31/2006   27,641      26,052      19,728       16,285      21,557
 2/28/2006   27,423      25,846      19,707       16,201      21,616
 3/31/2006   27,555      25,970      20,149       16,012      21,885
 4/30/2006   27,750      26,155      20,772       16,394      22,179
 5/31/2006   26,316      24,803      20,081       16,695      21,540
 6/30/2006   26,208      24,701      20,083       16,519      21,570
 7/31/2006   26,360      24,844      20,213       16,652      21,703
 8/31/2006   26,750      25,212      20,748       16,806      22,219
 9/30/2006   27,140      25,580      21,001       16,758      22,792

Average Annual Total Returns -- September 30, 2006


                                       1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A/1/
Net Asset Value/2,6/                     6.81%     12.05%     10.50%
With Maximum Sales Charge/3/             0.69      10.74       9.84

CLASS C/1/
Net Asset Value/2,6/                     6.11      11.23       9.68
With CDSC/4/                             5.11      11.23       9.68

CLASS Y/1/
Net Asset Value/2/                       7.07      12.32      10.78
-----------------------------------------------------------------------

COMPARATIVE PERFORMANCE                 1 YEAR    5 YEARS    10 YEARS
MSCI World Index                        14.74%     10.53%      7.70%
Citigroup World Government Bond Index    2.23       7.33       5.30
S&P 500 Index                           10.79       6.97       8.59
Morningstar World Allocation Fund Avg.  11.48      12.52       9.85

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                            % of Net Assets as of
FUND COMPOSITION            9/30/06    9/30/05
-------------------------------------------------
Common Stocks                65.2       64.3
-------------------------------------------------
Bonds and Notes              31.5       30.1
-------------------------------------------------
Short Term Investments and
 Other                        3.3        5.6
-------------------------------------------------

                            % of Net Assets as of
TEN LARGEST HOLDINGS        9/30/06    9/30/05
-------------------------------------------------
America Movil S.A. de C.V.,
 Series L                     2.2        1.1
-------------------------------------------------
Roche Holding AG              2.0        2.0
-------------------------------------------------
Google Inc.                   1.9        2.1
-------------------------------------------------
Piraeus Bank S.A.             1.9        1.5
-------------------------------------------------
Bank of America Corp.         1.7        0.0
-------------------------------------------------
Capita Group Plc              1.7        0.0
-------------------------------------------------
Network Appliance, Inc.       1.6        0.0
-------------------------------------------------
Goldman Sachs Group, Inc.     1.6        0.0
-------------------------------------------------
Apple Computer, Inc.          1.6        0.9
-------------------------------------------------
Heineken NV                   1.6        0.0
-------------------------------------------------

                            % of Net Assets as of
FIVE LARGEST INDUSTRIES     9/30/06    9/30/05
-------------------------------------------------
Capital Markets               7.7        4.8
-------------------------------------------------
Sovereigns                    7.4        7.3
-------------------------------------------------
Computers & Peripherals       5.2        1.6
-------------------------------------------------
Pharmaceuticals               5.2        2.3
-------------------------------------------------
Beverages                     3.3        0.0
-------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 7 for a description of the indexes.
NOTES TO CHARTS
Note: The MSCI World Index replaced the S&P 500 Index as the primary broad-based equity index and the Citigroup World Government Bond Index was added as a secondary bond index because Loomis Sayles believes these indexes better reflect the global nature of the securities in which the fund may invest. /1/Returns shown in the chart include performance of the fund's Institutional
   Class shares, which were redesignated as Class Y shares on 2/1/06. For periods prior to the inception of Class A and Class C shares (2/1/06), the prior Institutional Class performance has been restated to reflect the loads and expenses of Class A and Class C shares, respectively. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 2/1/06, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes the maximum sales charge of 5.75%.
/4/Performance for Class C shares assumes a 1% contingent deferred sales charge
   ("CDSC") applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense waivers and/or reimbursements, without which performance would have been lower.
/6/Total return from commencement of operations through September 30, 2006 is listed in the Financial Highlights.

                           LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
May 16, 1991

--------------------------------------------------------------------------------
Managers:
Mark Baribeau, CFA
Pamela Czekanski, CFA
Richard Skaggs, CFA
Loomis, Sayles &
  Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LGRRX
                                 Class B LGRBX
                                 Class C LGRCX
                                 Class Y LSGRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. This fund may invest in foreign securities, which involves risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards.
Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund's overall return.

Management Discussion
--------------------------------------------------------------------------------

Loomis Sayles Growth Fund's total return for the 12 months ended September 30, 2006 was -3.15% based on the net asset value of Class A shares. The fund's performance lagged its benchmark, the Russell 1000 Growth Index, which returned 6.04%, as well as the 4.59% average return of funds in the Morningstar Large Growth category.

ENERGY, CONSUMER DISCRETIONARY, HEALTHCARE HOLDINGS DISAPPOINTED
The energy sector has been highly volatile in the past year. The two worst performers in the portfolio were Halliburton, a leader in oil field services, and EOG Resources, one of the nation's largest independent oil and gas companies. A dramatic decline in natural gas prices, coupled with an earnings report that missed consensus expectations for the second quarter, caused a sharp drop in Halliburton's stock price. While EOG reported strong earnings, its stock fell on investor concerns about falling energy prices, high inventories, and forecasts of a mild winter. We sold the position.

Shares of internet auctioneer eBay fell after the company's third-quarter earnings forecast proved disappointing and amid concerns about growing competition for market share. Although sales and the stock price bounced back in September, electronics retailer Best Buy declined early in the fiscal year after two consecutive quarters of disappointing earnings. Despite solid earnings early in 2006, the stock price of home improvement retailer Lowe's slid on concerns about the slowing housing market. We sold eBay and Lowe's.

In healthcare, Humana, St. Jude Medical, and Amgen detracted from performance. Increased costs in its Medicare business hurt Humana, one of the nation's largest health benefits and medical insurance companies. St. Jude's earnings came in above expectations early in the period, but the stock fell when the company announced slowing sales of its implantable cardiac defibrillators. Although biotech leader Amgen's earnings surpassed expectations, investors found the company's forecasts disappointing. We sold all three of these positions.

FINANCIAL AND TECH STOCKS SUPPORTED PERFORMANCE
Financial services and information technology were the fund's best performing sectors. Investment banker Goldman Sachs reported robust earnings and solid quarterly gains throughout fiscal 2006. Chicago Mercantile Exchange, the world's leading diversified financial exchange, reported strong results and technological enhancements designed to improve transaction speeds. Commercial real estate broker CB Richard Ellis rose on strong revenue growth across geographic markets and products.

Positive results from tech stocks were led by Apple Computer and Cognizant Technology. Apple's second quarter earnings were well above expectations due to the continued strength of its iPod products and rising sales of Macintosh computers. New product introductions planned for next year also piqued investor interest. Cognizant Technology, a leader in information technology services, announced better-than-expected earnings and revenues.

Internet service provider Google was also a top contributor, as it gained additional market share. However, QUALCOMM was a notable disappointment in communications technology. While the company had strong fundamentals, investors were concerned about a licensing agreement with Nokia.

ENERGY AND HEALTHCARE WERE TRIMMED, TECHNOLOGY EXPANDED
As the year progressed, we reduced fund positions in energy and cut back on healthcare investments, reflecting our concerns about individual companies. We also sought out information technology stocks that seemed attractively priced.

OUTLOOK IS FOR CONTINUED ECONOMIC EXPANSION
We believe stock prices are attractively valued and the market has the potential to deliver positive performance. Despite volatile energy prices and investor concerns, the economy has continued to expand. While we believe the growth in corporate earnings and cash flow may slow somewhat, we expect both to remain at healthy levels. We are hopeful that investors will be encouraged by a clearer outlook for inflation, energy prices, and the Federal Reserve Board's intentions.

                           LOOMIS SAYLES GROWTH FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                 Net Asset         Maximum Sales        Russell 1000
                 Value /2/           Charge/3/          Growth Index
                 ---------           ---------          ------------
     9/30/1996    $10,000            $ 9,425            $10,000
    10/31/1996     10,408              9,810             10,060
    11/30/1996     10,846             10,223             10,816
    12/31/1996     10,551              9,944             10,604
     1/31/1997     11,478             10,818             11,348
     2/28/1997     10,850             10,226             11,271
     3/31/1997     10,206              9,619             10,661
     4/30/1997     10,112              9,531             11,369
     5/31/1997     11,110             10,471             12,189
     6/30/1997     11,463             10,804             12,677
     7/31/1997     12,624             11,898             13,798
     8/31/1997     12,331             11,622             12,991
     9/30/1997     13,427             12,655             13,630
    10/31/1997     13,281             12,517             13,126
    11/30/1997     12,883             12,142             13,684
    12/31/1997     13,104             12,351             13,837
     1/31/1998     12,563             11,841             14,251
     2/28/1998     13,447             12,674             15,323
     3/31/1998     13,915             13,115             15,933
     4/30/1998     14,311             13,488             16,154
     5/31/1998     13,760             12,968             15,696
     6/30/1998     14,373             13,547             16,657
     7/31/1998     13,593             12,811             16,547
     8/31/1998     10,866             10,241             14,063
     9/30/1998     12,064             11,370             15,144
    10/31/1998     12,886             12,145             16,361
    11/30/1998     12,970             12,224             17,605
    12/31/1998     14,753             13,905             19,193
     1/31/1999     15,209             14,335             20,320
     2/28/1999     14,583             13,744             19,391
     3/31/1999     15,879             14,966             20,413
     4/30/1999     16,093             15,168             20,439
     5/31/1999     15,652             14,752             19,811
     6/30/1999     16,750             15,787             21,198
     7/31/1999     16,009             15,089             20,524
     8/31/1999     16,137             15,210             20,860
     9/30/1999     15,753             14,848             20,422
    10/31/1999     16,965             15,989             21,964
    11/30/1999     18,122             17,080             23,149
    12/31/1999     20,981             19,775             25,557
     1/31/2000     20,161             19,002             24,358
     2/29/2000     22,665             21,362             25,549
     3/31/2000     23,268             21,930             27,378
     4/30/2000     21,413             20,182             26,075
     5/31/2000     19,992             18,842             24,762
     6/30/2000     21,987             20,723             26,639
     7/31/2000     21,787             20,534             25,528
     8/31/2000     24,137             22,750             27,839
     9/30/2000     22,885             21,569             25,206
    10/31/2000     21,168             19,951             24,013
    11/30/2000     17,563             16,554             20,474
    12/31/2000     17,579             16,568             19,826
     1/31/2001     17,087             16,105             21,195
     2/28/2001     15,040             14,175             17,597
     3/31/2001     13,730             12,941             15,682
     4/30/2001     14,762             13,914             17,666
     5/31/2001     14,271             13,450             17,406
     6/30/2001     14,091             13,281             17,002
     7/31/2001     13,468             12,694             16,578
     8/31/2001     12,437             11,721             15,222
     9/30/2001     11,238             10,592             13,702
    10/31/2001     11,865             11,183             14,421
    11/30/2001     12,902             12,160             15,806
    12/31/2001     13,229             12,469             15,777
     1/31/2002     13,202             12,443             15,498
     2/28/2002     12,493             11,774             14,855
     3/31/2002     13,039             12,289             15,369
     4/30/2002     12,629             11,903             14,114
     5/31/2002     12,547             11,826             13,773
     6/30/2002     11,674             11,003             12,499
     7/31/2002     10,692             10,077             11,812
     8/31/2002     10,692             10,077             11,847
     9/30/2002      9,955              9,383             10,618
    10/31/2002     10,692             10,077             11,592
    11/30/2002     10,965             10,334             12,222
    12/31/2002     10,174              9,589             11,378
     1/31/2003     10,093              9,512             11,101
     2/28/2003     10,038              9,461             11,050
     3/31/2003     10,256              9,666             11,256
     4/30/2003     10,911             10,283             12,088
     5/31/2003     11,538             10,874             12,692
     6/30/2003     11,566             10,901             12,866
     7/31/2003     12,057             11,364             13,187
     8/31/2003     12,384             11,672             13,515
     9/30/2003     12,030             11,338             13,370
    10/31/2003     13,175             12,417             14,121
    11/30/2003     13,284             12,520             14,269
    12/31/2003     13,448             12,674             14,762
     1/31/2004     13,748             12,957             15,064
     2/29/2004     13,856             13,059             15,159
     3/31/2004     13,802             13,008             14,878
     4/30/2004     13,366             12,597             14,705
     5/31/2004     13,775             12,983             14,979
     6/30/2004     14,184             13,368             15,166
     7/31/2004     13,203             12,443             14,309
     8/31/2004     13,039             12,289             14,238
     9/30/2004     13,584             12,803             14,374
    10/31/2004     14,074             13,265             14,598
    11/30/2004     14,975             14,114             15,100
    12/31/2004     15,548             14,654             15,692
     1/31/2005     14,920             14,062             15,169
     2/28/2005     15,138             14,268             15,330
     3/31/2005     14,702             13,857             15,051
     4/30/2005     14,239             13,420             14,764
     5/31/2005     15,166             14,294             15,479
     6/30/2005     15,548             14,654             15,422
     7/31/2005     16,312             15,374             16,175
     8/31/2005     16,039             15,117             15,967
     9/30/2005     16,448             15,502             16,041
    10/31/2005     16,340             15,400             15,885
    11/30/2005     17,130             16,145             16,570
    12/31/2005     17,185             16,197             16,518
     1/31/2006     17,785             16,762             16,808
     2/28/2006     17,485             16,479             16,781
     3/31/2006     17,457             16,453             17,029
     4/30/2006     17,074             16,092             17,006
     5/31/2006     15,710             14,807             16,430
     6/30/2006     15,655             14,755             16,365
     7/31/2006     15,192             14,318             16,053
     8/31/2006     15,383             14,499             16,554
     9/30/2006     15,929             15,013             17,009


Average Annual Total Returns -- September 30, 2006


                                   1 YEAR 5 YEARS/5/ 10 YEARS/5/
CLASS A/1,5/
Net Asset Value/2/                 -3.15%   7.23%       4.76%
With Maximum Sales Charge/3/       -8.75    5.97        4.14

CLASS B/1,5/
Net Asset Value/2/                 -4.04    6.40        3.97
With CDSC/4/                       -8.84    6.09        3.97

CLASS C/1,5/
Net Asset Value/2/                 -3.87    6.44        3.99
With CDSC/4/                       -4.83    6.44        3.99

CLASS Y/1/
Net Asset Value/2/                 -2.88    7.53        5.02
----------------------------------------------------------------

COMPARATIVE PERFORMANCE            1 YEAR  5 YEARS    10 YEARS
Russell 1000 Growth Index           6.04%   4.42%       5.46%
Morningstar Large Growth Fund Avg.  4.59    4.49        5.64

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                                 % of Net Assets as of
FUND COMPOSITION                 9/30/06    9/30/05
------------------------------------------------------
Common Stocks                     98.4       96.3
------------------------------------------------------
Short Term Investments and Other   1.6        3.7
------------------------------------------------------

                                 % of Net Assets as of
TEN LARGEST HOLDINGS             9/30/06    9/30/05
------------------------------------------------------
Google Inc.                        3.9        4.0
------------------------------------------------------
PepsiCo, Inc.                      3.7        0.0
------------------------------------------------------
Apple Computer, Inc.               3.6        2.1
------------------------------------------------------
Oracle Corp.                       3.0        0.0
------------------------------------------------------
Gilead Sciences, Inc.              2.8        0.0
------------------------------------------------------
Goldman Sachs Group, Inc.          2.7        1.2
------------------------------------------------------
Genentech, Inc.                    2.6        2.0
------------------------------------------------------
Lehman Brothers Holdings, Inc.     2.6        2.0
------------------------------------------------------
Chicago Mercantile Exchange
 Holdings, Inc.                    2.5        1.7
------------------------------------------------------
QUALCOMM, Inc.                     2.4        2.5
------------------------------------------------------

                                 % of Net Assets as of
FIVE LARGEST INDUSTRIES          9/30/06    9/30/05
------------------------------------------------------
Capital Markets                   12.3       13.3
------------------------------------------------------
Communications Equipment           7.4        7.1
------------------------------------------------------
Healthcare Providers & Services    7.3       11.0
------------------------------------------------------
Computers & Peripherals            6.1        4.9
------------------------------------------------------
Software                           5.6        0.0
------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 7 for a description of the indexes.
NOTES TO CHARTS
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (12/31/96), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Fund performance has been increased by expense waivers and/or reimbursements, without which performance would have been lower.

                          LOOMIS SAYLES RESEARCH FUND

PORTFOLIO PROFILE




Objective:
Long-term growth of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

--------------------------------------------------------------------------------
Fund Inception:
July 31, 2000

--------------------------------------------------------------------------------
Managers:
Maureen G. Depp, CFA
Brian James, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LSRRX
                                 Class B LSCBX
                                 Class C LSCCX
                                 Class Y LISRX

--------------------------------------------------------------------------------
What You Should Know:
Growth stocks are generally more sensitive to market movements than value stocks. Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions, and different accounting standards. Small-cap stocks are generally more volatile than the market.

Management Discussion
--------------------------------------------------------------------------------

In an environment where all sectors of the market provided positive average returns, Loomis Sayles Research Fund's total return for the fiscal year ended September 30, 2006 was 7.69% based on the net asset value of Class A shares. In comparison, the fund's benchmark, the Standard & Poor's 500 Index returned 10.79%, while the average return of funds in Morningstar's Large Blend Fund category was 9.14%. The fund's holdings in telecommunications, materials and financials were strongly positive, but its energy and healthcare selections performed poorly.

INDIVIDUAL STOCKS, NOT INDUSTRY ALLOCATION, DETERMINES INVESTMENT DECISIONS
In managing this fund, our focus is on "bottom-up" analysis of individual companies, their industries, and competitive dynamics. Sector weightings are an outgrowth of company selections more than broad business trends. Consistent with this approach, the fund's top-performing stocks during the year came from a variety of different industries and sectors.

For fiscal 2006, strong individual performers included BellSouth, a prominent telecommunications service provider, CB Richard Ellis Group, a commercial real estate broker; and Bear Stearns, a leading investment banker and broker. BellSouth's share price rose dramatically following a takeover bid from AT&T (not a portfolio holding), and earnings estimates for the combined company are favorable. The rise in the price of CB Richard Ellis stock reflected favorable trends in commercial real estate in both the United States and Europe. Strong earnings due to growth in the capital markets boosted Bear Stearn's share price.

FINANCIAL AND INDUSTRIAL SELECTIONS WERE STRONGEST
When viewed by sector, the fund's best performers were found among financial and industrial companies. Within financials, we emphasized companies active in the capital markets, like Bear Stearns, and downplayed banks and other lenders whose profit margins were vulnerable to a narrowing of the difference between short- and long-term interest rates. This "flattening" of the yield curve generally has a negative impact on lenders. Among our industrial selections, we focused on companies with strong cash flows, disciplined management teams, and solid end-market exposure. Late in the fiscal year, the fund benefited when we increased holdings in the aerospace and defense industries, where we expect demand to remain solid even if the economy shows signs of slowing

INVESTMENTS IN ENERGY, HEALTHCARE HELD BACK RETURNS
Our investments in the energy and healthcare sectors were disappointing. In the case of energy, the sharp corrections in oil and natural gas prices late in the fiscal year favored the more defensive stocks in the industry, including integrated energy companies. Our positions in industries such as oil field services were hit especially hard by the correction that occurred late in the period, which hurt Halliburton and BJ Services. We sold BJ Services early in the year. In healthcare, the fund was adversely impacted by a sell off in service companies, such as United Health Group and Aetna. Other holdings that hurt performance included Kinetic Concepts, St. Jude Medical and Caphalon, all of which were sold. Kinetic Concepts, a manufacturer and distributor of medical equipment, fell on concerns over regulatory pressures and reimbursement issues. St. Jude was hurt by slower than expected sales of its implantable cardiac defibrillators. Cephalon's share price declined after the FDA denied approval of a key drug under development. Outside of energy and healthcare, information technology company SanDisk was one of the most noteworthy disappointments. Its share price fell when the company encountered a volatile pricing environment for its flash-based memory chips used in cameras and other digital devices. We sold the stock in July.

EARNINGS, CASH FLOW FAVOR EQUITIES
We believe the economic expansion will persist, even if corporate earnings and cash flow soften. Stock prices continue to look attractive over the long-term. Although short-term worries may slow or impede a market advance, we believe that increased clarity about the direction of inflation, energy prices, and interest rates should calm market fears. Assuming the underlying economic fundamentals remain healthy, we think the equity market has the potential to advance at a moderate rate.

                          LOOMIS SAYLES RESEARCH FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.
Growth of a $10,000 Investment in Class A Shares/1/



                July 31, 2000 (inception) through September 30, 2006

                                     [CHART]

              Net Asset Value/2/    Maximum Sales Charge/3/    S&P 500 Index
              ------------------    -----------------------    -------------
 7/31/2000          $10,000               $ 9,425              $10,000
 8/31/2000           10,937                10,308               10,621
 9/30/2000           10,538                 9,932               10,060
10/31/2000           10,109                 9,528               10,018
11/30/2000            8,698                 8,198                9,228
12/31/2000            9,039                 8,519                9,273
 1/31/2001            9,149                 8,623                9,602
 2/28/2001            8,147                 7,679                8,727
 3/31/2001            7,646                 7,206                8,174
 4/30/2001            8,298                 7,820                8,809
 5/31/2001            8,368                 7,887                8,868
 6/30/2001            8,227                 7,754                8,652
 7/31/2001            7,997                 7,537                8,567
 8/31/2001            7,526                 7,093                8,031
 9/30/2001            6,865                 6,470                7,382
10/31/2001            7,105                 6,696                7,523
11/30/2001            7,626                 7,187                8,100
12/31/2001            7,793                 7,345                8,171
 1/31/2002            7,713                 7,270                8,052
 2/28/2002            7,623                 7,185                7,896
 3/31/2002            7,903                 7,449                8,193
 4/30/2002            7,582                 7,146                7,697
 5/31/2002            7,492                 7,061                7,640
 6/30/2002            7,001                 6,598                7,096
 7/31/2002            6,429                 6,059                6,543
 8/31/2002            6,389                 6,022                6,586
 9/30/2002            5,707                 5,378                5,870
10/31/2002            6,148                 5,794                6,387
11/30/2002            6,399                 6,031                6,762
12/31/2002            6,079                 5,729                6,365
 1/31/2003            5,938                 5,597                6,198
 2/28/2003            5,848                 5,512                6,105
 3/31/2003            5,928                 5,587                6,165
 4/30/2003            6,360                 5,994                6,672
 5/31/2003            6,712                 6,326                7,024
 6/30/2003            6,803                 6,411                7,114
 7/31/2003            6,954                 6,554                7,239
 8/31/2003            7,054                 6,649                7,380
 9/30/2003            6,934                 6,535                7,302
10/31/2003            7,376                 6,952                7,715
11/30/2003            7,467                 7,037                7,783
12/31/2003            7,760                 7,313                8,191
 1/31/2004            7,860                 7,408                8,341
 2/29/2004            8,022                 7,560                8,457
 3/31/2004            7,951                 7,494                8,330
 4/30/2004            7,729                 7,285                8,199
 5/31/2004            7,840                 7,389                8,311
 6/30/2004            8,031                 7,569                8,473
 7/31/2004            7,658                 7,218                8,193
 8/31/2004            7,648                 7,209                8,226
 9/30/2004            7,850                 7,399                8,315
10/31/2004            7,921                 7,465                8,442
11/30/2004            8,354                 7,874                8,783
12/31/2004            8,671                 8,172                9,082
 1/31/2005            8,560                 8,068                8,861
 2/28/2005            8,752                 8,248                9,047
 3/31/2005            8,689                 8,189                8,887
 4/30/2005            8,417                 7,933                8,719
 5/31/2005            8,780                 8,275                8,996
 6/30/2005            8,951                 8,436                9,009
 7/31/2005            9,273                 8,740                9,344
 8/31/2005            9,122                 8,598                9,259
 9/30/2005            9,294                 8,759                9,334
10/31/2005            9,102                 8,579                9,178
11/30/2005            9,545                 8,997                9,525
12/31/2005            9,572                 9,022                9,528
 1/31/2006            9,870                 9,302                9,781
 2/28/2006            9,892                 9,323                9,807
 3/31/2006            9,977                 9,403                9,929
 4/30/2006            9,966                 9,393               10,063
 5/31/2006            9,583                 9,032                9,773
 6/30/2006            9,562                 9,012                9,786
 7/31/2006            9,604                 9,052                9,847
 8/31/2006            9,721                 9,162               10,081
 9/30/2006           10,008                 9,432               10,341
Average Annual Total Returns -- September 30, 2006


                                                       SINCE FUND
                                  1 YEAR/6/ 5 YEARS/6/ INCEPTION/6/
CLASS A/1/
Net Asset Value/2/                  7.69%     7.83%        0.01%
With Maximum Sales Charge/3/        1.52      6.56        -0.94

CLASS B/1/
Net Asset Value/2/                  6.90      6.95        -0.81
With CDSC/4/                        1.90      6.64        -0.81

CLASS C/1/
Net Asset Value/2/                  6.92      6.86        -0.87
With CDSC/4/                        5.92      6.86        -0.87

CLASS Y/1/
Net Asset Value/2/                  8.13      8.21         0.34
-------------------------------------------------------------------

                                                       SINCE FUND
COMPARATIVE PERFORMANCE            1 YEAR    5 YEARS   INCEPTION/5/
S&P 500 Index                      10.79%     6.97%        0.54%
Morningstar Large Blend Fund Avg.   9.14      6.59         1.01

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
Class Y shares, the successor to the fund's Institutional Class, are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                                 % of Net Assets as of
FUND COMPOSITION                 9/30/06    9/30/05
------------------------------------------------------
Common Stocks                     99.7       99.9
------------------------------------------------------
Short Term Investments and Other   0.3        0.1
------------------------------------------------------

                                 % of Net Assets as of
TEN LARGEST HOLDINGS             9/30/06    9/30/05
------------------------------------------------------
ExxonMobil Corp.                   4.6        1.4
------------------------------------------------------
Hewlett-Packard Co.                3.0        1.3
------------------------------------------------------
Bank of America Corp.              2.9        0.0
------------------------------------------------------
BellSouth Corp.                    2.8        1.2
------------------------------------------------------
PepsiCo, Inc.                      2.6        2.2
------------------------------------------------------
Wells Fargo & Co.                  2.6        0.0
------------------------------------------------------
Procter & Gamble Co. (The)         2.6        2.7
------------------------------------------------------
Bear Stearns Cos., Inc.            2.4        2.0
------------------------------------------------------
Citigroup, Inc.                    2.4        0.0
------------------------------------------------------
United Technologies Corp.          2.4        2.2
------------------------------------------------------

                                 % of Net Assets as of
FIVE LARGEST INDUSTRIES          9/30/06    9/30/05
------------------------------------------------------
Oil, Gas & Consumable Fuels        7.6        4.3
------------------------------------------------------
Computers & Peripherals            6.3        1.3
------------------------------------------------------
Aerospace & Defense                6.0        2.2
------------------------------------------------------
Capital Markets                    5.9       11.3
------------------------------------------------------
Insurance                          5.8        4.7
------------------------------------------------------

 Portfolio holdings and asset allocations will vary.
See page 7 for a description of the indexes.
NOTES TO CHARTS
/1/Returns shown in the chart include performance of the fund's Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares, respectively. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect the fund's current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 5.75%.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/The since-inception performance comparisons shown are calculated from 8/1/00. /6/Fund performance has been increased by expense waivers and/or reimbursements, without which performance would have been lower.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Citigroup World Government Bond Index ("Citigroup WGBI") is an unmanaged index that measures the most significant and liquid government bond indices located around the world with a rating of at least investment grade.

Morgan Stanley Capital International World Index ("MSCI World") is an unmanaged index that measures global developed market equity performance.

Russell 1000 Growth Index is an unmanaged index of the 1,000 largest U.S. companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index ("S&P 500") is an unmanaged index of U.S. common stock performance.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2006 through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD
LOOMIS SAYLES GLOBAL MARKETS FUND                4/1/06                9/30/06             4/1/06 - 9/30/06
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $985.00                  $6.22
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.80                  $6.33
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $981.80                  $9.94
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                 $10.10
-----------------------------------------------------------------------------------------------------------------
CLASS Y
-----------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $986.60                  $4.98
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.00                  $5.06
-----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES GROWTH FUND                        4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $912.50                   $5.11
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.72                   $5.40
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $907.60                   $9.58
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $909.20                   $8.66
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.99                   $9.15
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00               $915.70                   $3.60
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.31                   $3.80
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.07%, 2.00%, 1.81% and 0.75% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES RESEARCH FUND                      4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,003.20                   $6.28
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.80                   $6.33
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,000.00                  $10.03
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,000.00                  $10.03
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,006.40                   $4.28
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.81                   $4.31
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the fund's annualized expense ratio (after advisory waiver and/or reimbursements): 1.25%, 2.00%, 2.00% and 0.85% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the half-year period).

                        BOARD APPROVAL OF THE CONTRACTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser's affiliates to the Fund. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

After reviewing the information with respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreement relating to that Fund. The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the

                        BOARD APPROVAL OF THE CONTRACTS

Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that all three of the IXIS Advisor Equity Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. In this regard, the Funds, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through "breakpoints" in its investment advisory fees (lower fee rates applicable to assets in excess of certain threshold levels) or other means, such as expense waivers. The Trustees noted that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2007.

         LOOMIS SAYLES GLOBAL MARKETS FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

   Principal
   Amount (a)    Description                                           Value (+)
----------------------------------------------------------------------------------
Bonds and Notes -- 31.5% of Total Net Assets
Non-Convertible Bonds -- 29.4%
                 Argentina -- 0.3%
$        515,000 Republic of Argentina,
                 2.418%, 9/30/2014, (ARS)                            $     169,814
          96,250 Republic of Argentina,
                 5.590%, 8/03/2012(c)                                       76,200
                                                                     -------------
                                                                           246,014
                                                                     -------------
                 Australia -- 0.1%
         120,000 South Australia Government Finance Authority,
                 Zero Coupon, 12/21/2015, (AUD)                             53,199
                                                                     -------------
                 Austria -- 0.6%
      60,000,000 Oesterreichische Kontrollbank AG,
                 1.800%, 3/22/2010, (JPY)                                  523,525
                                                                     -------------
                 Brazil -- 0.2%
         170,000 JBS SA,
                 10.500%, 8/04/2016, 144A                                  172,125
                                                                     -------------
                 Canada -- 1.0%
         120,000 Bowater, Inc.,
                 10.850%, 11/30/2014, (CAD)                                113,263
         195,000 Canadian Government Bond,
                 5.250%, 6/01/2013, (CAD)                                  187,786
          25,000 Canadian Pacific Railway Ltd.,
                 4.900%, 6/15/2010, (CAD), 144A                             22,810
         120,000 Government of Quebec,
                 5.625%, 6/21/2011, (EUR)                                  163,783
          25,000 Kinder Morgan Finance,
                 5.700%, 1/05/2016                                          23,078
          20,000 Kinder Morgan Finance,
                 6.400%, 1/05/2036                                          17,909
          50,000 Molson Coors Capital Finance,
                 5.000%, 9/22/2015, (CAD)                                   44,549
          50,000 Nortel Networks Corp.,
                 6.875%, 9/01/2023                                          41,250
         165,000 Rogers Wireless, Inc.,
                 7.625%, 12/15/2011, (CAD)                                 159,797
         180,000 Shaw Communications, Inc.,
                 6.150%, 5/09/2016                                         159,851
                                                                     -------------
                                                                           934,076
                                                                     -------------
                 Cayman Island -- 0.4%
         150,000 CSN Islands IX Corp.,
                 10.500%, 1/15/2015, 144A                                  174,000
         100,000 LPG International, Inc.,
                 7.250%, 12/20/2015                                         98,750
         110,000 Vale Overseas Ltd.,
                 8.250%, 1/17/2034(e)                                      124,850
                                                                     -------------
                                                                           397,600
                                                                     -------------
                 Chile -- 0.1%
         100,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                 7.875%, 2/01/2027                                         110,837
                                                                     -------------
                 Colombia -- 0.7%
          40,000 Republic of Colombia,
                 8.125%, 5/21/2024(e)                                       44,000
      94,000,000 Republic of Colombia,
                 11.750%, 3/01/2010, (COP)                                  42,039
   1,055,000,000 Republic of Colombia,
                 12.000%, 10/22/2015, (COP)                                507,544
                                                                     -------------
                                                                           593,583
                                                                     -------------

   Principal
   Amount (a)    Description                                               Value (+)
--------------------------------------------------------------------------------------
                 Denmark -- 0.1%
$        525,000 Kingdom of Denmark,
                 4.000%, 8/15/2008, (DKK)                                $      89,838
                                                                         -------------
                 France -- 0.2%
   1,665,190,000 BNP Paribas SA,
                 Zero Coupon, 6/13/2011, (IDR), 144A                           115,512
          75,000 France Telecom SA, Series EMTN,
                 3.625%, 10/14/2015, (EUR)                                      88,756
          10,000 Thales SA, Series EMTN,
                 4.375%, 7/22/2011, (EUR)                                       12,836
                                                                         -------------
                                                                               217,104
                                                                         -------------
                 Germany -- 0.7%
         150,000 Eurohypo AG - Europaeische Hypothekenbank der Deutschen
                 Bank,
                 4.000%, 2/01/2007, (EUR)                                      190,372
         115,000 Hypothekenbank in Essen AG,
                 5.250%, 1/22/2008, (EUR)                                      148,661
         260,000 KFW,
                 2.500%, 10/11/2010, (EUR)                                     315,779
                                                                         -------------
                                                                               654,812
                                                                         -------------
                 Indonesia -- 0.1%
         125,000 Republic of Indonesia,
                 6.875%, 3/09/2017, 144A                                       128,125
                                                                         -------------
                 Ireland -- 1.4%
      50,000,000 Depfa ACS Bank,
                 0.750%, 9/22/2008, (JPY)                                      424,245
         100,000 Depfa ACS Bank,
                 4.875%, 5/21/2019, (EUR)                                      137,314
          50,000 Elan Financial Plc,
                 7.750%, 11/15/2011                                             48,687
         460,000 Republic of Ireland,
                 4.600%, 4/18/2016, (EUR)                                      624,275
                                                                         -------------
                                                                             1,234,521
                                                                         -------------
                 Japan -- 0.7%
      70,000,000 Japan Government,
                 0.200%, 9/20/2007, (JPY)                                      591,251
                                                                         -------------
                 Korea -- 0.2%
         150,000 Hanarotelecom, Inc.,
                 7.000%, 2/01/2012, 144A                                       147,375
                                                                         -------------
                 Mexico -- 1.5%
       1,000,000 America Movil SA,
                 9.000%, 1/15/2016, (MXN)                                       92,705
         125,000 America Movil SA de CV,
                 5.500%, 3/01/2014                                             121,640
         165,000 Desarrolladora Homex SA,
                 7.500%, 9/28/2015                                             161,700
         240,000 Mexican Fixed Rate Bonds,
                 4.250%, 6/16/2015, (EUR)                                      299,706
       1,000,000 Mexican Fixed Rate Bonds,
                 9.500%, 12/18/2014, (MXN)                                      97,635
       3,500,000 Mexican Fixed Rate Bonds, Series M-10,
                 8.000%, 12/17/2015, (MXN)                                     312,370
       1,000,000 Mexican Fixed Rate Bonds, Series MI-10,
                 9.000%, 12/20/2012, (MXN)                                      94,552
         150,000 United Mexican States,
                 6.750%, 9/27/2034(e)                                          159,225
                                                                         -------------
                                                                             1,339,533
                                                                         -------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
   Amount (a)    Description                                            Value (+)
-----------------------------------------------------------------------------------
                 Netherlands -- 0.2%
$        100,000 Excelcomindo Finance Co.,
                 7.125%, 1/18/2013, 144A                              $      99,250
          90,000 Kingdom of Netherlands,
                 5.000%, 7/15/2011, (EUR)                                   120,910
                                                                      -------------
                                                                            220,160
                                                                      -------------
                 Norway -- 0.5%
       2,320,000 Kingdom of Norway,
                 5.500%, 5/15/2009, (NOK)                                   368,986
         350,000 Kingdom of Norway,
                 6.000%, 5/16/2011, (NOK)                                    58,097
                                                                      -------------
                                                                            427,083
                                                                      -------------
                 Peru -- 0.3%
         278,400 Republic of Peru,
                 5.000%, 3/07/2017(c)                                       273,528
                                                                      -------------
                 Singapore -- 0.4%
         495,000 Government of Singapore,
                 4.625%, 7/01/2010, (SGD)                                   328,861
                                                                      -------------
                 South Africa -- 0.7%
         235,000 Republic of South Africa,
                 4.500%, 4/05/2016, (EUR)                                   290,483
          50,000 Republic of South Africa,
                 5.250%, 5/16/2013, (EUR)                                    65,527
       1,550,000 Republic of South Africa,
                 13.000%, 8/31/2010, (ZAR)                                  227,303
                                                                      -------------
                                                                            583,313
                                                                      -------------
                 Spain -- 0.1%
         100,000 Telefonica Emisones SAU,
                 6.421%, 6/20/2016                                          102,883
                                                                      -------------
                 Supranational -- 0.8%
         370,085 European Investment Bank,
                 Zero Coupon, 9/12/2008, (BRL), 144A                        132,517
       4,000,000 Inter-American Development Bank,
                 1.900%, 7/08/2009, (JPY)                                    34,890
      67,000,000 International Bank for Reconstruction & Development,
                 2.000%, 2/18/2008, (JPY)                                   577,546
                                                                      -------------
                                                                            744,953
                                                                      -------------
                 Sweden -- 0.5%
       1,575,000 Government of Sweden, Series 1040,
                 6.500%, 5/05/2008, (SEK)                                   225,241
         495,000 Government of Sweden, Series 1045,
                 5.250%, 3/15/2011, (SEK)                                    72,161
         125,000 Stena AB,
                 7.500%, 11/01/2013                                         122,813
                                                                      -------------
                                                                            420,215
                                                                      -------------
                 Thailand -- 0.2%
         160,000 Advance Agro Public Co., Ltd.,
                 11.000%, 12/19/2012, 144A                                  162,400
                                                                      -------------
                 United Kingdom -- 0.6%
          60,000 BSKYB Finance UK Plc,
                 5.750%, 10/20/2017, (GBP)                                  110,969
   1,229,424,500 JPMorgan Chase London,
                 Zero Coupon, 10/21/2010, (IDR), 144A                        90,416
          80,000 Scottish Power UK Plc, Series EMTN,
                 6.625%, 1/14/2010, (GBP)                                   155,283
          35,000 United Kingdom Treasury,
                 5.000%, 3/07/2025, (GBP)                                    71,064

   Principal
   Amount (a)    Description                                   Value (+)
--------------------------------------------------------------------------
                 United Kingdom -- continued
$         70,000 United Kingdom Treasury,
                 6.250%, 11/25/2010, (GBP)                   $     138,524
                                                             -------------
                                                                   566,256
                                                             -------------
                 United States -- 16.4%
          50,000 Albertson's, Inc.,
                 6.625%, 6/01/2028(e)                               42,898
         500,000 Albertson's, Inc.,
                 7.450%, 8/01/2029                                 463,130
          10,000 American Standard, Inc.,
                 8.250%, 6/01/2009, (GBP)                           19,781
          49,000 Amkor Technology, Inc.,
                 10.500%, 5/01/2009                                 49,245
         100,000 Anadarko Petroleum Corp.,
                 5.950%, 9/15/2016                                 101,195
          75,000 Anadarko Petroleum Corp.,
                 6.450%, 9/15/2036                                  76,607
          75,000 Arrow Electronics, Inc.,
                 6.875%, 7/01/2013                                  78,575
         100,000 ASIF Global Financing XXVII,
                 2.380%, 2/26/2009, (SGD), 144A                     61,204
          23,528 Atlas Air, Inc.,
                 7.200%, 1/02/2019                                  23,352
          42,865 Atlas Air, Inc., Series B,
                 7.680%, 1/02/2014(f)                               45,009
         145,000 Avnet, Inc.,
                 6.000%, 9/01/2015                                 141,481
     110,000,000 Barclays Financial LLC,
                 4.060%, 9/16/2010, (KRW), 144A                    115,376
       4,000,000 Barclays Financial LLC, Series EMTN
                 4.100%, 3/22/2010, (THB), 144A                    101,492
       4,000,000 Barclays Financial LLC,
                 4.160%, 2/22/2010, (THB), 144A                    101,795
     349,720,000 Barclays Financial LLC,
                 4.420%, 3/23/2009(b), (KRW), 144A                 369,493
     220,000,000 Barclays Financial LLC,
                 4.460%, 9/23/2010, (KRW), 144A                    233,078
         310,000 Borden, Inc.,
                 7.875%, 2/15/2023(e)                              254,200
         410,000 Borden, Inc.,
                 8.375%, 4/15/2016                                 369,000
           5,000 Chesapeake Energy Corp.,
                 6.500%, 8/15/2017                                   4,688
          70,000 Chesapeake Energy Corp.,
                 6.875%, 1/15/2016(e)                               68,425
          35,000 Chesapeake Energy Corp.,
                 6.875%, 11/15/2020                                 33,075
         120,000 Citi Credit Card Issuance Trust,
                 5.375%, 4/10/2013, (EUR)                          161,065
         212,910 Continental Airlines, Inc., Series 1999-1C,
                 6.954%, 8/02/2009                                 203,861
         160,000 Cummins Engine Co., Inc.,
                 7.125%, 3/01/2028                                 163,801
          50,000 Dillard's, Inc.,
                 6.625%, 1/15/2018(e)                               47,625
          50,000 Dillard's, Inc.,
                 7.000%, 12/01/2028(e)                              45,688
          20,000 ESI Tractebel Acquisition Corp., Series B,
                 7.990%, 12/30/2011                                 20,629

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
   Amount (a)       Description                              Value (+)
------------------------------------------------------------------------
                    United States -- continued
$        200,000    Federal Home Loan Mortgage Corp.,
                    5.125%, 1/15/2012, (EUR)               $     269,300
      30,000,000    Federal National Mortgage Association,
                    2.125%, 10/09/2007, (JPY)                    258,186
         200,000    Federal National Mortgage Association,
                    2.290%, 2/19/2009, (SGD)                     122,461
         150,000    Foot Locker, Inc.,
                    8.500%, 1/15/2022                            141,750
      25,000,000    General Electric Capital Corp.,
                    0.550%, 10/14/2008, (JPY)                    210,736
         350,000    GMAC LLC,
                    6.243%, 3/20/2007(c)                         348,818
          75,000    GMAC LLC,
                    6.457%, 7/16/2007(c)                          74,579
          50,000    Georgia-Pacific Corp.,
                    7.375%, 12/01/2025                            47,250
          35,000    Georgia-Pacific Corp.,
                    7.750%, 11/15/2029                            33,600
         160,000    Georgia-Pacific Corp.,
                    8.000%, 1/15/2024                            157,600
         150,000    Goldman Sachs Group, Inc.,
                    3.594%, 5/23/2016,(EUR)(c)                   188,789
          25,000    GTE Corp.,
                    6.940%, 4/15/2028(e)                          25,893
         225,000    HCA, Inc.,
                    7.050%, 12/01/2027                           161,463
          50,000    HCA, Inc.,
                    7.190%, 11/15/2015                            41,629
         250,000    HCA, Inc.,
                    7.500%, 11/06/2033                           195,000
         100,000    HCA, Inc.,
                    7.580%, 9/15/2025                             77,075
         100,000    HSBC Bank USA,
                    3.310%, 8/25/2010, 144A                      100,720
         100,000    IMC Global, Inc.,
                    7.375%, 8/01/2018(e)                          91,875
          25,000    J.C. Penney Co., Inc.,
                    7.125%, 11/15/2023(e)                         27,668
         275,000    K. Hovnanian Enterprises, Inc.,
                    6.250%, 1/15/2016(e)                         242,000
         250,000    Kellwood Co.,
                    7.625%, 10/15/2017                           232,289
       2,000,000    KfW International Finance, Inc.,
                    1.750%, 3/23/2010, (JPY)                      17,422
      29,000,000    KfW International Finance, Inc.,
                    2.050%, 9/21/2009, (JPY)                     254,151
          10,000    Kinder Morgan, Inc.,
                    5.150%, 3/01/2015                              8,985
          55,000    Lennar Corp.,
                    5.600%, 5/31/2015(e)                          52,305
          55,000    Lennar Corp.,
                    6.500%, 4/15/2016, 144A(e)                    55,297
          20,000    Level 3 Communications, Inc.,
                    11.500%, 3/01/2010(e)                         20,550
         155,000    Lucent Technologies, Inc.,
                    6.450%, 3/15/2029                            137,950
         130,000    MBNA Credit Card Master Note Trust,
                    4.150%, 4/19/2010, (EUR)                     166,123
          85,000    Morgan Stanley,
                    5.375%, 11/14/2013, (GBP)                    159,666

   Principal
   Amount (a)    Description                                  Value (+)
-------------------------------------------------------------------------
                 United States -- continued
$        150,000 News America Holdings, Inc.,
                 8.625%, 2/07/2014, (AUD)(d)                $     116,839
         250,000 NGC Corporation Capital Trust I, Series B,
                 8.316%, 6/01/2027(e)                             227,500
         135,000 Northern Telecom Capital Corp.,
                 7.875%, 6/15/2026                                117,450
       1,000,000 NRG Energy, Inc.,
                 7.375%, 2/01/2016                                993,750
          40,000 Owens-Illinois, Inc.,
                 7.800%, 5/15/2018                                 38,000
         115,000 Pemex Project Funding Master Trust,
                 7.875%, 2/01/2009                                120,405
          50,000 Pulte Homes, Inc.,
                 5.200%, 2/15/2015(e)                              46,821
         540,000 Pulte Homes, Inc.,
                 6.000%, 2/15/2035(e)                             486,871
         695,000 Pulte Homes, Inc.,
                 6.375%, 5/15/2033                                650,346
         140,000 Qwest Capital Funding, Inc.,
                 6.500%, 11/15/2018                               126,700
         205,000 Qwest Capital Funding, Inc.,
                 6.875%, 7/15/2028                                183,475
          30,000 Qwest Capital Funding, Inc.,
                 7.750%, 2/15/2031                                 28,950
          45,000 Qwest Corp.,
                 6.875%, 9/15/2033(e)                              41,063
           5,000 Qwest Corp.,
                 7.250%, 9/15/2025                                  4,844
         255,000 SLM Corp.,
                 6.500%, 6/15/2010, (NZD)                         163,398
         750,000 Tennessee Gas Pipeline Co.,
                 7.000%, 10/15/2028(e)                            746,973
         395,000 Time Warner, Inc.,
                 6.625%, 5/15/2029                                394,916
         160,000 Time Warner, Inc.,
                 6.950%, 1/15/2028                                164,921
         115,000 Time Warner, Inc.,
                 7.625%, 4/15/2031                                127,037
          75,000 Time Warner, Inc.,
                 7.700%, 5/01/2032                                 83,755
         105,000 Toll Brothers Finance Corp.,
                 5.150%, 5/15/2015(e)                              93,333
         375,000 Toys R Us,
                 7.375%, 10/15/2018(e)                            271,406
         200,000 Transcontinental Gas Pipe Line Corp.,
                 6.400%, 4/15/2016, 144A                          197,750
       1,395,000 U.S. Treasury Notes,
                 4.500%, 2/15/2016(e)                           1,380,996
          90,000 Verizon Communications,
                 5.850%, 9/15/2035(e)                              84,794
           5,000 Verizon Maryland, Inc.,
                 5.125%, 6/15/2033                                  4,055
         250,000 Verizon New York, Inc., Class B,
                 7.375%, 4/01/2032                                260,584
          70,000 Viacom, Inc., Class B,
                 6.875%, 4/30/2036, 144A                           69,201
         100,000 Williams Cos., Inc.,
                 7.500%, 1/15/2031                                 98,750
          20,000 Xerox Corp.,
                 7.200%, 4/01/2016(e)                              21,000
                                                            -------------
                                                               14,662,781
                                                            -------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
   Amount (a)    Description                                                 Value (+)
----------------------------------------------------------------------------------------
                 Uruguay -- 0.1%
$        100,000 Republic of Uruguay,
                 8.000%, 11/18/2022                                        $     105,500
                                                                           -------------
                 Venezuela -- 0.3%
         130,000 Cerro Negro Finance Ltd.,
                 7.900%, 12/01/2020, 144A                                        120,575
         125,000 Petrozuata Finance, Inc.,
                 8.220%, 4/01/2017, 144A                                         121,875
                                                                           -------------
                                                                                 242,450
                                                                           -------------
                 Total Non-Convertible Bonds (Identified Cost $26,063,131)    26,273,901
                                                                           -------------
Convertible Bonds -- 2.1%
                 United States -- 2.1%
         435,000 Bristol-Myers Squibb Co.,
                 4.890%, 9/15/2023(c)(e)                                         435,783
          95,000 Builders Transportation, Inc.,
                 8.000%, 8/15/2005(g)                                                 --
         250,000 Enzon Pharmaceuticals, Inc.,
                 4.500%, 7/01/2008                                               240,000
         140,000 Level 3 Communications, Inc.,
                 2.875%, 7/15/2010                                               141,225
          25,000 Level 3 Communications, Inc.,
                 6.000%, 9/15/2009(e)                                             22,468
           5,000 Level 3 Communications, Inc.,
                 6.000%, 3/15/2010(e)                                              4,394
         500,000 Regeneron Pharmaceuticals, Inc.,
                 5.500%, 10/17/2008                                              492,500
         500,000 Valeant Pharmaceuticals International,
                 3.000%, 8/16/2010                                               472,500
          80,000 Valeant Pharmaceuticals International,
                 4.000%, 11/15/2013(e)                                            75,100
                                                                           -------------
                 Total Convertible Bonds (Identified Cost $1,883,970)          1,883,970
                                                                           -------------
                 Total Bonds and Notes (Identified Cost $27,947,101)          28,157,871
                                                                           -------------
     Shares
----------------------------------------------------------------------------------------
Common Stocks -- 65.2%
                 Argentina -- 0.6%
          15,400 Tenaris SA ADR                                                  544,852
                                                                           -------------
                 China -- 1.9%
       1,883,000 Bank of China Ltd.                                              809,695
         119,100 China Mobile Hong Kong Ltd.                                     842,638
                                                                           -------------
                                                                               1,652,333
                                                                           -------------
                 Germany -- 1.3%
           3,325 Puma AG                                                       1,133,068
                                                                           -------------
                 Greece -- 1.9%
          66,481 Piraeus Bank S.A.                                             1,721,728
                                                                           -------------
                 Ireland -- 1.5%
          83,592 Anglo Irish Bank Corp., Plc                                   1,371,280
                                                                           -------------
                 Japan -- 6.1%
          17,200 IBIDEN Co. Ltd.(e)                                              909,137
          33,000 Komatsu Ltd.(e)                                                 571,012
              50 Mitsubishi UFJ Financial Group, Inc.                            643,386
           2,410 Orix Corp.(e)                                                   665,869
          25,000 Sumitomo Realty & Development Co. Ltd.(e)                       735,393
          20,200 Toyota Motor Corp.(e)                                         1,099,218
          31,400 Yamaha Motor Co., Ltd.(e)                                       833,664
                                                                           -------------
                                                                               5,457,679
                                                                           -------------

    Shares      Description                                         Value (+)
-------------------------------------------------------------------------------
                Korea -- 1.5%
         27,050 KT Corp. ADR                                      $     580,763
         16,680 Shinhan Financial Group Co., Ltd.                       750,037
                                                                  -------------
                                                                      1,330,800
                                                                  -------------
                Mexico -- 2.2%
        995,425 America Movil S.A. de C.V., Series L(e)               1,964,774
                                                                  -------------
                Netherlands -- 2.5%
         30,275 Heineken NV                                           1,385,007
         14,625 Randstad Holding NV                                     832,889
                                                                  -------------
                                                                      2,217,896
                                                                  -------------
                Switzerland -- 4.7%
         99,775 ABB Ltd.                                              1,312,922
         10,450 Roche Holding AG                                      1,805,416
         18,400 UBS AG                                                1,099,890
                                                                  -------------
                                                                      4,218,228
                                                                  -------------
                Taiwan -- 1.0%
         34,000 High Tech Computer Corp.                                898,803
                                                                  -------------
                Turkey -- 0.5%
         20,237 Finansbank AS GDR(f)                                    404,740
                                                                  -------------
                United Kingdom -- 5.4%
         41,750 BHP Billiton Plc                                        719,400
        149,475 Capita Group Plc                                      1,531,621
        153,175 Man Group Plc                                         1,284,631
        103,975 Marks & Spencer Group Plc                             1,250,891
                                                                  -------------
                                                                      4,786,543
                                                                  -------------
                United States -- 34.1%
         17,550 Akamai Technologies, Inc.(f)                            877,325
         18,275 Apple Computer, Inc.(f)                               1,407,723
         28,725 Bank of America Corp.                                 1,538,798
         27,475 BellSouth Corp.                                       1,174,556
         34,325 CB Richard Ellis Group, Inc., Class A(f)                844,395
          1,225 Chicago Mercantile Exchange Holdings, Inc.              585,856
         33,025 Circuit City Stores, Inc.                               829,258
         43,675 Cisco Systems, Inc.(f)                                1,004,525
         33,525 Comcast Corp., Class A(f)                             1,235,396
         12,550 ExxonMobil Corp.                                        842,105
         15,950 Gilead Sciences, Inc.(f)                              1,095,765
          8,325 Goldman Sachs Group, Inc.                             1,408,340
          4,325 Google Inc., Class A(f)                               1,738,217
         10,200 Hansen Natural Corp.(e)(f)                              331,296
         25,325 Hewlett-Packard Co.                                     929,174
         16,475 Johnson & Johnson                                     1,069,887
         17,925 Lehman Brothers Holdings, Inc.                        1,323,941
         19,475 McDonald's Corp.                                        761,862
         18,375 Medco Health Solutions, Inc.(f)                       1,104,521
         15,375 Monster Worldwide, Inc.(f)                              556,421
         38,300 Network Appliance, Inc.(f)                            1,417,483
         61,500 News Corp.(e)                                         1,269,360
         71,775 Oracle Corp.(f)                                       1,273,289
         18,525 PepsiCo, Inc.                                         1,208,942
         19,800 Precision Castparts Corp.                             1,250,568
         12,150 Prudential Financial, Inc.                              926,438
         37,100 QUALCOMM, Inc.                                        1,348,585
         10,575 Schlumberger Ltd.                                       655,967
         10,700 Ultra Petroleum Corp.(f)                                514,777
                                                                  -------------
                                                                     30,524,770
                                                                  -------------
                Total Common Stocks (Identified Cost $53,688,270)    58,227,494
                                                                  -------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006


   Principal
   Amount (a)    Description                                                          Value (+)
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- 17.5%
$      2,212,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
                 Corporation, dated 9/29/06 at 3.450% to be repurchased at
                 $2,212,636 on 10/02/06 collateralized by $1,800,000 U.S.
                 Treasury Bond, 6.875% due 8/15/25 with a value of
                 $2,272,685, including accrued interest (Note 2g)                   $   2,212,000
                                                                                     -------------
     Shares
-----------------------------------------------------------------------------------------------------
      13,368,726 State Street Securities Lending Quality Trust(h)                      13,368,726
                                                                                     -------------
                 Total Short-Term Investments
                 (Identified Cost $15,580,726)                                         15,580,726
                                                                                     -------------
                 Total Investments -- 114.2%
                 (Identified Cost $97,216,097)(b)                                     101,966,091
                                                                                     -------------
                 Other assets less liabilities -- (14.2)%                             (12,650,317)
                                                                                     -------------
                 Total Net Assets -- 100.0%                                         $  89,315,774
                                                                                     =============
               + See Note 2a of Notes to Financial Statements.
             (a) Principal Amount stated in U.S. Dollars unless otherwise noted.
             (b) Federal Tax Information:
                 At September 30, 2006 the net unrealized appreciation
                 on investments based on cost of $97,525,508 for
                 federal income tax purposes was as follows:
                 Aggregate gross unrealized appreciation for all
                 securities in which there is an excess of value
                 over tax cost                                                      $   6,493,483
                 Aggregate gross unrealized depreciation for all
                 securities in which there is an excess of tax cost
                 over value                                                            (2,052,900)
                                                                                     -------------
                 Net unrealized appreciation                                        $   4,440,583
                                                                                     =============
             (c) Variable rate security. Rate as of September 30, 2006 is disclosed.
             (d) Illiquid security.
             (e) All or a portion of this security was on loan to brokers at September 30, 2006.
             (f) Non-income producing security.
             (g) Non-income producing security due to default or bank filing.
             (h) Represents investment of security lending collateral.
             ADR American Depositary Receipt
             GDR Global Depositary Receipt
            144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
                 These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $2,892,836 or 3.2% of total net assets.

Key to Abbreviations:

ARS Argentinean Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
COP Colombian Peso
DKK Danish Krone
EUR Euro
GBP British Pound
IDR Indonesian Rupiah
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
THB Thailand Baht
ZAR South African Rand

Holdings at September 30, 2006 as a Percentage of Net Assets (Unaudited)

                 Capital Markets                          7.7%
                 Sovereigns                               7.4
                 Computers & Peripherals                  5.2
                 Pharmaceuticals                          5.2
                 Beverages                                3.3
                 Commercial Services & Supplies           3.3
                 Diversified Financial Services           3.2
                 Wireless Telecommunication Services      3.1
                 Internet Software & Services             2.9
                 Commercial Banks                         2.9
                 Media                                    2.8
                 Communications Equipment                 2.6
                 Banking                                  2.4
                 Automobiles                              2.2
                 Home Construction                        2.0
                 Diversified Telecommunications Services  2.0
                 Other, less than 2% each                38.5

                See accompanying notes to financial statements.

             LOOMIS SAYLES GROWTH FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

   Shares    Description                                    Value (+)
------------------------------------------------------------------------
Common Stocks -- 98.4% of Total Net Assets
             Aerospace & Defense -- 2.1%
     143,650 Precision Castparts Corp.                    $    9,072,934
                                                          --------------
             Air Freight & Logistics -- 1.6%
     149,850 Expeditors International of Washington, Inc.      6,680,313
                                                          --------------
             Beverages -- 4.3%
      80,225 Hansen Natural Corp.(b)(c)                        2,605,708
     241,650 PepsiCo, Inc.                                    15,770,079
                                                          --------------
                                                              18,375,787
                                                          --------------
             Biotechnology -- 5.5%
     137,425 Genentech, Inc.(b)                               11,365,047
     173,200 Gilead Sciences, Inc.(b)                         11,898,840
                                                          --------------
                                                              23,263,887
                                                          --------------
             Capital Markets -- 12.3%
      43,800 BlackRock, Inc.(c)                                6,526,200
      69,725 Goldman Sachs Group, Inc.                        11,795,378
     152,752 Lehman Brothers Holdings, Inc.                   11,282,263
      87,625 Morgan Stanley                                    6,388,739
      72,100 Northern Trust Corp.                              4,212,803
     101,125 State Street Corp.                                6,310,200
     111,300 T. Rowe Price Group, Inc.                         5,325,705
                                                          --------------
                                                              51,841,288
                                                          --------------
             Commercial Services & Supplies -- 1.1%
     124,675 Monster Worldwide, Inc.(b)                        4,511,988
                                                          --------------
             Communications Equipment -- 7.4%
     276,150 Cisco Systems, Inc.(b)                            6,351,450
     186,050 Corning, Inc.(b)                                  4,541,481
     402,975 Motorola, Inc.                                   10,074,375
     285,350 QUALCOMM, Inc.                                   10,372,472
                                                          --------------
                                                              31,339,778
                                                          --------------
             Computers & Peripherals -- 6.1%
     198,062 Apple Computer, Inc.(b)                          15,256,716
     279,350 Network Appliance, Inc.(b)                       10,338,743
                                                          --------------
                                                              25,595,459
                                                          --------------
             Diversified Financial Services -- 2.5%
      22,375 Chicago Mercantile Exchange Holdings, Inc.       10,700,844
                                                          --------------
             Electrical Equipment -- 1.4%
      71,550 Emerson Electric Co.                              6,000,183
                                                          --------------
             Energy Equipment & Services -- 2.7%
     181,775 Halliburton Co.                                   5,171,499
     102,825 National Oilwell Varco, Inc.(b)                   6,020,403
                                                          --------------
                                                              11,191,902
                                                          --------------
             Food & Staples Retailing -- 2.5%
     149,525 CVS Corp.                                         4,802,743
     113,550 Wal-Mart Stores, Inc.                             5,600,286
                                                          --------------
                                                              10,403,029
                                                          --------------
             Food Products -- 1.4%
     152,750 Archer-Daniels-Midland Co.                        5,786,170
                                                          --------------
             Healthcare Equipment & Supplies -- 1.3%
     116,975 Baxter International, Inc.                        5,317,684
                                                          --------------
             Healthcare Providers & Services -- 7.3%
     123,825 DaVita, Inc.(b)                                   7,165,753
     148,250 Medco Health Solutions, Inc.(b)                   8,911,308
      75,850 Quest Diagnostics, Inc.                           4,638,986
     130,250 WellPoint, Inc.(b)                               10,035,762
                                                          --------------
                                                              30,751,809
                                                          --------------

   Shares     Description                                                    Value (+)
-----------------------------------------------------------------------------------------
              Hotels, Restaurants & Leisure -- 1.0%
       72,725 Starwood Hotels & Resorts Worldwide, Inc.                    $    4,159,143
                                                                           --------------
              Household Products -- 1.5%
      103,575 Procter & Gamble Co. (The)                                        6,419,579
                                                                           --------------
              Industrial Conglomerates -- 2.4%
      289,650 General Electric Co.                                             10,224,645
                                                                           --------------
              Insurance -- 3.1%
      122,650 Chubb Corp. (The)                                                 6,372,894
       77,025 Hartford Financial Services Group, Inc. (The)                     6,681,919
                                                                           --------------
                                                                               13,054,813
                                                                           --------------
              Internet Software & Services -- 5.6%
      143,100 Akamai Technologies, Inc.(b)(c)                                   7,153,569
       41,030 Google Inc., Class A(b)                                          16,489,957
                                                                           --------------
                                                                               23,643,526
                                                                           --------------
              IT Services -- 2.8%
       55,175 Alliance Data Systems Corp.(b)                                    3,045,108
      119,550 Cognizant Technology Solutions Corp., Class A(b)                  8,853,873
                                                                           --------------
                                                                               11,898,981
                                                                           --------------
              Media -- 3.7%
      106,050 McGraw-Hill Cos., Inc. (The)                                      6,154,082
      490,050 News Corp., Class A                                               9,629,482
                                                                           --------------
                                                                               15,783,564
                                                                           --------------
              Multiline Retail -- 1.0%
      102,200 Nordstrom, Inc.                                                   4,323,060
                                                                           --------------
              Pharmaceuticals -- 1.4%
      125,650 Abbott Laboratories                                               6,101,564
                                                                           --------------
              Real Estate -- 1.7%
      298,525 CB Richard Ellis Group, Inc., Class A(b)                          7,343,715
                                                                           --------------
              Semiconductors & Semiconductor Equipment -- 4.0%
      312,800 Intel Corp.                                                       6,434,296
      140,225 Nvidia Corp.(b)                                                   4,149,258
      188,475 Texas Instruments, Inc.                                           6,266,793
                                                                           --------------
                                                                               16,850,347
                                                                           --------------
              Software -- 5.6%
      311,175 BEA Systems, Inc.(b)                                              4,729,860
      715,750 Oracle Corp.(b)                                                  12,697,405
      297,350 Symantec Corp.(b)                                                 6,327,608
                                                                           --------------
                                                                               23,754,873
                                                                           --------------
              Specialty Retail -- 3.6%
      123,925 American Eagle Outfitters, Inc.                                   5,431,633
      103,800 Best Buy Co., Inc.                                                5,559,528
      171,700 Staples, Inc.                                                     4,177,461
                                                                           --------------
                                                                               15,168,622
                                                                           --------------
              Textiles Apparel & Luxury Goods -- 1.5%
      186,275 Coach, Inc.(b)                                                    6,407,860
                                                                           --------------
              Total Common Stocks (Identified Cost $402,017,741)              415,967,347
                                                                           --------------
  Principal
   Amount
-----------------------------------------------------------------------------------------
Short-Term Investments -- 4.0%
$   2,697,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/29/06 at 3.450% to be repurchased at
              $2,697,775 on 10/02/06 collateralized by $2,765,000 U.S.
              Treasury Note, 3.875% due 5/15/09 with a value of $2,794,710
              including accrued interest (Note 2g)                              2,697,000
                                                                           --------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Shares    Description                                                             Value (+)
---------------------------------------------------------------------------------------------------
  14,375,488 State Street Securities Lending Quality Trust(d)                     $   14,375,488
                                                                                  --------------
             Total Short-Term Investments (Identified Cost $17,072,488)               17,072,488
                                                                                  --------------
             Total Investments--102.4%
             (Identified Cost $419,090,229)(a)                                       433,039,835
             Other assets less liabilities -- (2.4)%                                 (10,257,734)
                                                                                  --------------
             Total Net Assets -- 100.0%                                           $  422,782,101
                                                                                  ==============
           + See Note 2a of Notes to Financial Statements.
         (a) Federal Tax Information:
             At September 30, 2006, the unrealized appreciation on investments based on cost of $420,330,893 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                            $   21,990,968
             Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                (9,282,026)
                                                                                  --------------
             Net unrealized appreciation                                          $   12,708,942
                                                                                  ==============
         (b) Non-income producing security.
         (c) All or a portion of this security was on loan to brokers at
             September 30, 2006.
         (d) Represents investment of security lending collateral.

Holdings at September 30, 2006 as a Percentage of Net Assets (Unaudited)

                 Capital Markets                          12.3%
                 Communications Equipment                  7.4
                 Healthcare Providers & Services           7.3
                 Computers & Peripherals                   6.1
                 Internet Software & Services              5.6
                 Software                                  5.6
                 Biotechnology                             5.5
                 Beverages                                 4.3
                 Semiconductors & Semiconductor Equipment  4.0
                 Media                                     3.7
                 Specialty Retail                          3.6
                 Insurance                                 3.1
                 IT Services                               2.8
                 Energy Equipment & Services               2.7
                 Diversified Financial Services            2.5
                 Food & Staples Retailing                  2.5
                 Industrial Conglomerates                  2.4
                 Aerospace & Defense                       2.1
                 Other, less than 2% each                 14.9

                See accompanying notes to financial statements.

            LOOMIS SAYLES RESEARCH FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Shares    Description                                       Value (+)
-------------------------------------------------------------------------
Common Stocks -- 99.7% of Total Net Assets
            Aerospace & Defense -- 6.0%
      4,650 Lockheed Martin Corp.                           $     400,179
      5,825 Northrop Grumman Corp.                                396,508
      2,225 Precision Castparts Corp.                             140,531
      9,700 United Technologies Corp.                             614,495
                                                            -------------
                                                                1,551,713
                                                            -------------
            Beverages -- 5.5%
     11,875 Coca-Cola Co.                                         530,575
      6,300 Hansen Natural Corp.(b)(c)                            204,624
     10,500 PepsiCo, Inc.                                         685,230
                                                            -------------
                                                                1,420,429
                                                            -------------
            Capital Markets -- 5.9%
      4,500 Bear Stearns Cos., Inc.(c)                            630,450
      2,600 Goldman Sachs Group, Inc.                             439,842
      6,375 Lehman Brothers Holdings, Inc.                        470,857
                                                            -------------
                                                                1,541,149
                                                            -------------
            Chemicals -- 1.6%
      3,475 Praxair, Inc.                                         205,581
      4,625 Rohm & Haas Co.                                       218,994
                                                            -------------
                                                                  424,575
                                                            -------------
            Commercial Banks -- 2.6%
     18,800 Wells Fargo & Co.                                     680,184
                                                            -------------
            Communications Equipment -- 2.8%
     19,125 Motorola, Inc.                                        478,125
      7,000 QUALCOMM, Inc.                                        254,450
                                                            -------------
                                                                  732,575
                                                            -------------
            Computers & Peripherals -- 6.3%
      7,825 Apple Computer, Inc.(b)                               602,760
     21,450 Hewlett-Packard Co.                                   787,000
      6,825 Network Appliance, Inc.(b)(c)                         252,593
                                                            -------------
                                                                1,642,353
                                                            -------------
            Diversified Financial Services -- 5.3%
     14,100 Bank of America Corp.                                 755,337
     12,525 Citigroup, Inc.                                       622,117
                                                            -------------
                                                                1,377,454
                                                            -------------
            Diversified Telecommunications Services -- 3.9%
      8,675 AT&T, Inc.                                            282,458
     17,025 BellSouth Corp.                                       727,819
                                                            -------------
                                                                1,010,277
                                                            -------------
            Electric Utilities -- 3.3%
      7,200 Edison International                                  299,808
      9,375 Exelon Corp.                                          567,563
                                                            -------------
                                                                  867,371
                                                            -------------
            Electrical Equipment -- 1.2%
      3,700 Emerson Electric Co.                                  310,282
                                                            -------------
            Energy Equipment & Services -- 2.1%
     10,075 Halliburton Co.                                       286,634
      3,350 Transocean, Inc.(b)                                   245,320
                                                            -------------
                                                                  531,954
                                                            -------------
            Food & Staples Retailing -- 1.9%
     15,275 CVS Corp.                                             490,633
                                                            -------------
            Healthcare Equipment & Supplies -- 4.0%
      7,800 Baxter International, Inc.                            354,588

  Shares    Description                                    Value (+)
----------------------------------------------------------------------
            Healthcare Equipment & Supplies -- continued
      3,200 Becton, Dickinson & Co.                      $     226,144
      3,300 C.R. Bard, Inc.                                    247,500
      5,300 Hospira, Inc.(b)                                   202,831
                                                         -------------
                                                             1,031,063
                                                         -------------
            Healthcare Providers & Services -- 3.1%
      5,425 Caremark Rx, Inc.                                  307,435
      4,900 Medco Health Solutions, Inc.(b)                    294,539
      2,625 WellPoint, Inc.(b)                                 202,256
                                                         -------------
                                                               804,230
                                                         -------------
            Hotels, Restaurants & Leisure -- 1.5%
      6,925 Starwood Hotels & Resorts Worldwide, Inc.          396,041
                                                         -------------
            Household Products -- 2.6%
     10,690 Procter & Gamble Co. (The)                         662,566
                                                         -------------
            Industrial Conglomerates -- 2.5%
     12,200 General Electric Co.                               430,660
      2,450 Textron, Inc.                                      214,375
                                                         -------------
                                                               645,035
                                                         -------------
            Insurance -- 5.8%
      6,825 Chubb Corp. (The)                                  354,627
     16,000 Genworth Financial, Inc.                           560,160
      7,650 Prudential Financial, Inc.                         583,312
                                                         -------------
                                                             1,498,099
                                                         -------------
            Internet Software & Services -- 3.2%
      4,475 Akamai Technologies, Inc.(b) (c)                   223,705
      1,525 Google Inc., Class A(b)                            612,898
                                                         -------------
                                                               836,603
                                                         -------------
            Life Sciences Tools and Services -- 1.3%
      4,200 Fisher Scientific International, Inc.(b)           328,608
                                                         -------------
            Media -- 3.2%
      7,225 Comcast Corp., Class A(b)                          266,241
      4,100 McGraw-Hill Cos., Inc. (The)                       237,923
     16,950 News Corp., Class A                                333,068
                                                         -------------
                                                               837,232
                                                         -------------
            Metals & Mining -- 1.3%
      7,000 Nucor Corp.                                        346,430
                                                         -------------
            Multiline Retail -- 4.1%
      7,225 Federated Department Stores, Inc.                  312,192
      5,575 J.C. Penney Co., Inc.(c)                           381,274
      8,775 Nordstrom, Inc.                                    371,183
                                                         -------------
                                                             1,064,649
                                                         -------------
            Oil, Gas & Consumable Fuels -- 7.6%
      5,400 Anadarko Petroleum Corp.                           236,682
     17,925 ExxonMobil Corp.                                 1,202,767
      7,000 Occidental Petroleum Corp.                         336,770
      4,700 XTO Energy, Inc.                                   198,011
                                                         -------------
                                                             1,974,230
                                                         -------------
            Pharmaceuticals -- 4.3%
      7,800 Abbott Laboratories                                378,768
      8,775 Johnson & Johnson                                  569,849
      3,700 Merck & Co., Inc.                                  155,030
                                                         -------------
                                                             1,103,647
                                                         -------------
            Real Estate -- 0.6%
      6,800 CB Richard Ellis Group, Inc., Class A(b)           167,280
                                                         -------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Shares     Description                                                           Value (+)
-----------------------------------------------------------------------------------------------
             Road & Rail -- 1.2%
       4,075 Burlington Northern Santa Fe Corp.                                  $     299,268
                                                                                 -------------
             Semiconductors & Semiconductor Equipment -- 3.0%
       9,075 National Semiconductor Corp.                                              213,535
      17,125 Texas Instruments, Inc.                                                   569,406
                                                                                 -------------
                                                                                       782,941
                                                                                 -------------
             Specialty Retail -- 1.1%
       6,525 American Eagle Outfitters, Inc.                                           285,990
                                                                                 -------------
             Thrifts & Mortgage -- 0.9%
       6,650 Countrywide Financial Corp.                                               233,017
                                                                                 -------------
             Total Common Stocks (Identified Cost $23,356,441)                      25,877,878
                                                                                 -------------
 Principal
  Amount
-----------------------------------------------------------------------------------------------
Short-Term Investments -- 6.6%
$    277,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
             Corporation, dated 9/29/06 at 3.450% to be repurchased at
             $277,080 on 10/02/06 collateralized by $230,000 U.S. Treasury
             Bond, 6.500% due 11/15/26 with a value of $289,168 including
             accrued interest (Note 2g)                                                277,000
                                                                                 -------------
  Shares
-----------------------------------------------------------------------------------------------
   1,445,033 State Street Securities Lending Quality Trust(d)                        1,445,033
                                                                                 -------------
             Total Short-Term Investments (Identified Cost $1,722,033)               1,722,033
                                                                                 -------------
             Total Investments -- 106.3%
             (Identified Cost $25,078,474) (a)                                      27,599,911
             Other assets less liabilities -- (6.3)%                                (1,642,448)
                                                                                 -------------
             Total Net Assets -- 100.0%                                          $  25,957,463
                                                                                 =============
           + See Note 2a of Notes to Financial Statements.
         (a) Federal Tax Information:
             At September 30, 2006, the net unrealized appreciation on
             investments based on cost of $25,132,682 for federal income tax purposes was as follows:
             Aggregate gross unrealized appreciation for all securities in which
             there is an excess of value over tax cost                           $   2,706,993
             Aggregate gross unrealized depreciation for all securities in which
             there is an excess of tax cost over value                                (239,764)
                                                                                 -------------
             Net unrealized appreciation                                         $   2,467,229
                                                                                 =============
         (b) Non-income producing security.
         (c) All or a portion of this security was on loan to brokers at
             September 30, 2006.
         (d) Represents investment of security lending collateral.

Holdings at September 30, 2006 as a Percentage of Net Assets (Unaudited)

                 Oil, Gas & Consumable Fuels               7.6%
                 Computers & Peripherals                   6.3
                 Aerospace & Defense                       6.0
                 Capital Markets                           5.9
                 Insurance                                 5.8
                 Beverages                                 5.5
                 Diversified Financial Services            5.3
                 Pharmaceuticals                           4.3
                 Multiline Retail                          4.1
                 Healthcare Equipment & Supplies           4.0
                 Diversified Telecommunication Services    3.9
                 Electric Utilities                        3.3
                 Media                                     3.2
                 Internet Software & Services              3.2
                 Healthcare Providers & Services           3.1
                 Semiconductors & Semiconductor Equipment  3.0
                 Communications Equipment                  2.8
                 Commercial Banks                          2.6
                 Household Products                        2.6
                 Industrial Conglomerates                  2.5
                 Energy Equipment & Services               2.1
                 Other, Less than 2% Each                 12.6

                See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS & LIABILITIES

September 30, 2006

                                           Global Markets Fund        Growth Fund           Research Fund
                                          ---------------------  ---------------------  ---------------------
                                          ---------------------  ---------------------  ---------------------
ASSETS
 Investments at cost                      $          97,216,097  $         419,090,229  $          25,078,474
 Net unrealized appreciation                          4,749,994             13,949,606              2,521,437
                                          ---------------------  ---------------------  ---------------------
   Investments at value (a)                         101,966,091            433,039,835             27,599,911
 Cash                                                        55                    703                     99
 Foreign currency at value (identified
   cost $229,124)                                       228,603                     --                     --
 Receivable for Fund shares sold                        256,388                246,657                  5,066
 Receivable for securities sold                         327,880             11,590,095                     --
 Dividends and interest receivable                      548,319                270,215                 27,032
 Unrealized appreciation on forward
   foreign currency contracts                            38,318                     --                     --
 Receivable from investment adviser
   (Note 4)                                              46,776                 25,884                     --
 Securities lending income receivable                     1,291                  1,295                     44
 Other assets                                             1,050                     --                     --
                                          ---------------------  ---------------------  ---------------------
   TOTAL ASSETS                                     103,414,771            445,174,684             27,632,152
                                          ---------------------  ---------------------  ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    13,368,726             14,375,488              1,445,033
 Payable for securities purchased                       457,220              6,479,402                 69,378
 Payable for Fund shares redeemed                       107,866                963,825                    833
 Unrealized depreciation on forward
   foreign currency contracts                            11,087                     --                     --
 Management fees payable (Note 4)                        54,446                172,056                 92,464
 Administrative fees payable (Note 4)                     3,969                 20,026                  1,240
 Deferred Trustees' fees (Note 4)                        23,866                 58,086                 22,925
 Service and distribution fees payable
   (Note 4)                                               1,254                  7,282                    102
 Other accounts payable and accrued
   expenses                                              70,563                316,418                 42,714
                                          ---------------------  ---------------------  ---------------------
   TOTAL LIABILITIES                                 14,098,997             22,392,583              1,674,689
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $          89,315,774  $         422,782,101  $          25,957,463
                                          =====================  =====================  =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $          83,794,550  $         650,265,684  $          20,435,729
 Undistributed net investment income
   (loss)                                             1,202,135                (58,087)               196,320
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                        (459,246)          (241,375,102)             2,803,977
 Net unrealized appreciation on
   investments and foreign currency
   translations                                       4,778,335             13,949,606              2,521,437
                                          ---------------------  ---------------------  ---------------------
NET ASSETS                                $          89,315,774  $         422,782,101  $          25,957,463
                                          =====================  =====================  =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A Shares:
   Net assets                             $          10,437,554  $         225,728,949  $           1,331,311
                                          =====================  =====================  =====================
   Shares of beneficial interest                        835,739             38,649,418                141,260
                                          =====================  =====================  =====================
   Net asset value and redemption price
    per share                             $               12.49  $                5.84  $                9.42
                                          =====================  =====================  =====================
   Offering price per (100/94.25 of
    $12.49, $5.84, $9.42) (Note 1)        $               13.25  $                6.20  $                9.99
                                          =====================  =====================  =====================
 Class B Shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $                  --  $          32,159,640  $             331,449
                                          =====================  =====================  =====================
   Shares of beneficial interest                             --              5,640,083                 35,831
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $                  --  $                5.70  $                9.25
                                          =====================  =====================  =====================
 Class C Shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $          20,227,822  $          43,415,457  $           1,198,224
                                          =====================  =====================  =====================
   Shares of beneficial interest                      1,626,806              7,605,310                129,919
                                          =====================  =====================  =====================
   Net asset value and offering price
    per share                             $               12.43  $                5.71  $                9.22
                                          =====================  =====================  =====================
 Class Y Shares:
   Net assets                             $          58,650,398  $         121,478,055  $          23,096,479
                                          =====================  =====================  =====================
   Shares of beneficial interest                      4,689,112             19,993,618              2,434,479
                                          =====================  =====================  =====================
   Net asset value, offering and
    redemption price per share            $               12.51  $                6.08  $                9.49
                                          =====================  =====================  =====================
(a) Including securities on loan with a
 market values of:                        $          11,532,340  $          13,864,106  $           1,396,685
                                          =====================  =====================  =====================

                See accompanying notes to financial statements.

                           STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2006

                                                                                                        Global Markets Fund
                                                                                                       ---------------------
                                                                                                       ---------------------
INVESTMENT INCOME
  Dividends                                                                                            $             560,228
  Interest                                                                                                         1,344,052
  Securities lending income (Note 2)                                                                                  17,907
  Less net foreign taxes withheld                                                                                    (16,405)
                                                                                                       ---------------------
                                                                                                                   1,905,782
                                                                                                       ---------------------
  Expenses
   Management fees (Note 4)                                                                                          546,802
   Service fees - Class A (Note 4)                                                                                     9,595
   Service and distribution fees - Class B (Note 4)                                                                       --
   Service and distribution fees - Class C (Note 4)                                                                   73,396
   Trustees' fees and expenses (Note 4)                                                                               17,798
   Administrative fees (Note 4)                                                                                       41,606
   Custodian fees and expenses                                                                                        63,984
   Transfer agent fees and expenses - Class A                                                                          4,158
   Transfer agent fees and expenses - Class B                                                                             --
   Transfer agent fees and expenses - Class C                                                                          9,183
   Transfer agent fees and expenses - Class Y                                                                         19,072
   Audit and tax services fees                                                                                        57,846
   Legal fees                                                                                                          3,743
   Shareholder reporting expenses                                                                                     34,984
   Registration fees                                                                                                  64,671
   Expense recapture - Class Y (Note 4)                                                                                   --
   Miscellaneous expenses                                                                                             19,895
                                                                                                       ---------------------
  Total expenses                                                                                                     966,733
   Less reimbursement/waiver (Note 4)                                                                               (154,262)
                                                                                                       ---------------------
  Net expenses                                                                                                       812,471
                                                                                                       ---------------------
  Net investment income (loss)                                                                                     1,093,311
                                                                                                       ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
   Investments - net                                                                                               1,079,916
   Foreign currency transactions - net                                                                               (51,459)
  Change in unrealized appreciation (depreciation) on:
   Investments (net of change in foreign capital gains tax accrual of $5,599 on Global Markets Fund)                 797,325
   Foreign currency translations - net                                                                                31,284
                                                                                                       ---------------------
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                         1,857,066
                                                                                                       ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $           2,950,377
                                                                                                       =====================

                                                                                                            Growth Fund
                                                                                                       ---------------------
                                                                                                       ---------------------
INVESTMENT INCOME
  Dividends                                                                                            $           3,462,423
  Interest                                                                                                           286,969
  Securities lending income (Note 2)                                                                                  12,378
  Less net foreign taxes withheld                                                                                         --
                                                                                                       ---------------------
                                                                                                                   3,761,770
                                                                                                       ---------------------
  Expenses
   Management fees (Note 4)                                                                                        1,726,735
   Service fees - Class A (Note 4)                                                                                   369,985
   Service and distribution fees - Class B (Note 4)                                                                  370,987
   Service and distribution fees - Class C (Note 4)                                                                  400,943
   Trustees' fees and expenses (Note 4)                                                                               33,109
   Administrative fees (Note 4)                                                                                      198,292
   Custodian fees and expenses                                                                                        42,765
   Transfer agent fees and expenses - Class A                                                                        346,400
   Transfer agent fees and expenses - Class B                                                                        158,055
   Transfer agent fees and expenses - Class C                                                                        107,404
   Transfer agent fees and expenses - Class Y                                                                         58,840
   Audit and tax services fees                                                                                        34,493
   Legal fees                                                                                                         17,499
   Shareholder reporting expenses                                                                                    176,189
   Registration fees                                                                                                 115,724
   Expense recapture - Class Y (Note 4)                                                                               78,279
   Miscellaneous expenses                                                                                             24,143
                                                                                                       ---------------------
  Total expenses                                                                                                   4,259,842
   Less reimbursement/waiver (Note 4)                                                                               (207,663)
                                                                                                       ---------------------
  Net expenses                                                                                                     4,052,179
                                                                                                       ---------------------
  Net investment income (loss)                                                                                      (290,409)
                                                                                                       ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
   Investments - net                                                                                              (6,416,354)
   Foreign currency transactions - net                                                                                    --
  Change in unrealized appreciation (depreciation) on:
   Investments (net of change in foreign capital gains tax accrual of $5,599 on Global Markets Fund)             (14,594,029)
   Foreign currency translations - net                                                                                    --
                                                                                                       ---------------------
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                       (21,010,383)
                                                                                                       ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $         (21,300,792)
                                                                                                       =====================

                                                                                                           Research Fund
                                                                                                       ---------------------
                                                                                                       ---------------------
INVESTMENT INCOME
  Dividends                                                                                            $             473,188
  Interest                                                                                                             7,777
  Securities lending income (Note 2)                                                                                   1,026
  Less net foreign taxes withheld                                                                                         --
                                                                                                       ---------------------
                                                                                                                     481,991
                                                                                                       ---------------------
  Expenses
   Management fees (Note 4)                                                                                          131,788
   Service fees - Class A (Note 4)                                                                                     2,310
   Service and distribution fees - Class B (Note 4)                                                                    2,916
   Service and distribution fees - Class C (Note 4)                                                                    6,774
   Trustees' fees and expenses (Note 4)                                                                               15,512
   Administrative fees (Note 4)                                                                                       13,700
   Custodian fees and expenses                                                                                        22,382
   Transfer agent fees and expenses - Class A                                                                          2,172
   Transfer agent fees and expenses - Class B                                                                            463
   Transfer agent fees and expenses - Class C                                                                            980
   Transfer agent fees and expenses - Class Y                                                                         25,637
   Audit and tax services fees                                                                                        39,263
   Legal fees                                                                                                          1,419
   Shareholder reporting expenses                                                                                      7,521
   Registration fees                                                                                                  64,683
   Expense recapture - Class Y (Note 4)                                                                                   --
   Miscellaneous expenses                                                                                              7,999
                                                                                                       ---------------------
  Total expenses                                                                                                     345,519
   Less reimbursement/waiver (Note 4)                                                                               (106,640)
                                                                                                       ---------------------
  Net expenses                                                                                                       238,879
                                                                                                       ---------------------
  Net investment income (loss)                                                                                       243,112
                                                                                                       ---------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
   Investments - net                                                                                               2,918,811
   Foreign currency transactions - net                                                                                    --
  Change in unrealized appreciation (depreciation) on:
   Investments (net of change in foreign capital gains tax accrual of $5,599 on Global Markets Fund)                (960,150)
   Foreign currency translations - net                                                                                    --
                                                                                                       ---------------------
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                         1,958,661
                                                                                                       ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $           2,201,773
                                                                                                       =====================

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Global Markets Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                 $           1,093,311  $             405,344
  Net realized gain (loss) on investments and
   foreign currency transactions                           1,028,457              1,077,096
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                             828,609              2,050,975
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         2,950,377              3,533,415
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                  (776,370)              (480,214)
  Net realized capital gain
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                       (776,370)              (480,214)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                    39,428,816             27,384,406
                                               ---------------------  ---------------------
  Redemption Fees
   Class Y                                                       895                     22
                                               ---------------------  ---------------------
  Net increase in net assets                              41,603,718             30,437,629
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                       47,712,056             17,274,427
                                               ---------------------  ---------------------
  End of year                                  $          89,315,774  $          47,712,056
                                               =====================  =====================
UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                 $           1,202,135  $             593,309
                                               =====================  =====================

                                                                Growth Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                 $            (290,409) $            (729,590)
  Net realized gain (loss) on investments and
   foreign currency transactions                          (6,416,354)             4,632,543
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                         (14,594,029)            21,803,498
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                       (21,300,792)            25,706,451
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
  Net realized capital gain
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                             --                     --
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                   233,029,131            111,752,129
                                               ---------------------  ---------------------
  Redemption Fees
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Net increase in net assets                             211,728,339            137,458,580
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                      211,053,762             73,595,182
                                               ---------------------  ---------------------
  End of year                                  $         422,782,101  $         211,053,762
                                               =====================  =====================
UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                 $             (58,087) $             (38,575)
                                               =====================  =====================

                                                               Research Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income (loss)                 $             243,112  $             101,276
  Net realized gain (loss) on investments and
   foreign currency transactions                           2,918,811              2,844,052
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                            (960,150)             1,214,106
                                               ---------------------  ---------------------
  Increase (decrease) in net assets resulting
   from operations                                         2,201,773              4,159,434
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                    (1,464)                   (59)
   Class B                                                        --                    (32)
   Class C                                                      (293)                   (13)
   Class Y                                                  (136,217)               (91,263)
  Net realized capital gain
   Class A                                                   (24,273)                    --
   Class B                                                   (11,723)                    --
   Class C                                                   (13,059)                    --
   Class Y                                                (1,272,543)                    --
                                               ---------------------  ---------------------
  Total distributions                                     (1,459,572)               (91,367)
                                               ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                      (130,794)              (609,338)
                                               ---------------------  ---------------------
  Redemption Fees
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Net increase in net assets                                 611,407              3,458,729
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of year                                       25,346,056             21,887,327
                                               ---------------------  ---------------------
  End of year                                  $          25,957,463  $          25,346,056
                                               =====================  =====================
UNDISTRIBUTED NET INVESTMENT
 INCOME (LOSS)                                 $             196,320  $              91,182
                                               =====================  =====================

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                             FINANCIAL HIGHLIGHTS


                                  Income (loss) from investment operations               Less distributions
                                  ---------------------------------------    -----------------------------------------

                    Net asset
                      value,                                                   Dividends    Distributions
                    beginning        Net        Net realized   Total from         from        from net
                        of        investment   and unrealized  investment    net investment   realized        Total
                    the period    income (c)    gain (loss)    operations        income     capital gains distributions
                    ----------    ----------   --------------  ----------    -------------- ------------- -------------
GLOBAL MARKETS FUND
   Class A
  9/30/2006*        $    12.71    $     0.12     $    (0.34)   $    (0.22)     $       --    $       --    $       --
   Class C
  9/30/2006*             12.71          0.06          (0.34)        (0.28)             --            --            --
   Class Y
  9/30/2006**            11.84          0.19           0.64          0.83           (0.16)           --         (0.16)
  9/30/2005              10.19          0.19           1.73          1.92           (0.27)           --         (0.27)
  9/30/2004               9.32          0.25           0.96          1.21           (0.34)           --         (0.34)
  9/30/2003               7.53          0.32           1.74          2.06           (0.27)           --         (0.27)
  9/30/2002***            8.48          0.35          (0.55)        (0.20)          (0.75)           --         (0.75)






                     Redemption
                        fee
                    ----------
GLOBAL MARKETS FUND
   Class A
  9/30/2006*        $       --
   Class C
  9/30/2006*                --
   Class Y
  9/30/2006**             0.00(d)
  9/30/2005               0.00(d)
  9/30/2004                 --
  9/30/2003                 --
  9/30/2002***              --

*  From commencement of Class operations on February 1, 2006 through
   September 30, 2006.
** Prior to the close of business on February 1, 2006, the Fund offered
   Institutional Class shares, which were redesignated as Class Y shares on that date.
***As required October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional Class per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 4.29% to 4.26% on an annualized basis.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.

                See accompanying notes to financial statements.

                                            Ratios to average net assets
                                         -----------------------------------

Net asset                  Net assets,
  value,         Total       end of         Net        Gross       Net investment Portfolio
  end of        return     the period     expenses    expenses         income     turnover
the period      (%) (a)      (000's)     (%) (b)(f)   (%) (f)         (%) (f)     rate (%)
----------   ---------     -----------   ----------   ---------    -------------- ---------
$    12.49        (1.7)(e) $   10,438         1.25         1.56           1.52          103
     12.43        (2.1)(e)     20,228         2.00         2.32           0.78          103
     12.51         7.1         58,650         1.00         1.19           1.58          103
     11.84        19.1         47,712         1.00         1.46           1.72           78
     10.19        13.2         17,274         1.00         1.87           2.55           69
      9.32        28.0         10,499         1.00         2.23           3.81           94
      7.53        (3.0)         8,340         1.00         2.43           4.26          113

(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)Annualized for periods less than one year.

                            Income (loss) from investment operations              Less distributions
                            ----------------------------------------  ------------------------------------------

              Net asset
                value,           Net                                    Dividends    Distributions
              beginning       investment    Net realized  Total from       from        from net
                  of            income     and unrealized investment  net investment   realized        Total
              the period      (loss) (c)    gain (loss)   operations      income     capital gains distributions
              ----------    ----------     -------------- ----------  -------------- ------------- -------------
GROWTH FUND
   Class A
  9/30/2006   $     6.03    $    (0.00)(d)   $    (0.19)  $    (0.19)   $       --    $       --    $       --
  9/30/2005         4.98         (0.02)            1.07         1.05            --            --            --
  9/30/2004         4.41         (0.03)            0.60         0.57            --            --            --
  9/30/2003         3.65         (0.02)            0.78         0.76            --            --            --
  9/30/2002         4.12         (0.03)           (0.44)       (0.47)           --            --            --
   Class B
  9/30/2006         5.94         (0.05)           (0.19)       (0.24)           --            --            --
  9/30/2005         4.94         (0.06)            1.06         1.00            --            --            --
  9/30/2004         4.41         (0.07)            0.60         0.53            --            --            --
  9/30/2003*        4.54         (0.00)(d)        (0.13)       (0.13)           --            --            --
   Class C
  9/30/2006         5.94         (0.04)           (0.19)       (0.23)           --            --            --
  9/30/2005         4.94         (0.06)            1.06         1.00            --            --            --
  9/30/2004         4.41         (0.06)            0.59         0.53            --            --            --
  9/30/2003*        4.54         (0.00)(d)        (0.13)       (0.13)           --            --            --
   Class Y
  9/30/2006         6.26          0.02            (0.20)       (0.18)           --            --            --
  9/30/2005         5.15         (0.00)(d)         1.11         1.11            --            --            --
  9/30/2004         4.55         (0.02)            0.62         0.60            --            --            --
  9/30/2003         3.75         (0.01)            0.81         0.80            --            --            --
  9/30/2002         4.23         (0.02)           (0.46)       (0.48)           --            --            --

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.

                                             Ratios to average net assets
                                       ---------------------------------------

Net asset                Net assets,
  value,       Total       end of          Net         Gross     Net investment Portfolio
  end of      return     the period      expenses     expenses       income     turnover
the period    (%) (a)      (000's)      (%) (b)(g)    (%) (g)    (loss) (%) (g) rate (%)
---------- ---------     -----------   ----------   ---------    -------------- ---------
$     5.84      (3.2)(e) $  225,729         1.10         1.17          (0.03)         174
      6.03      21.1(e)      51,248         1.10         1.60          (0.38)         164
      4.98      12.9(e)      14,072         1.10         1.70          (0.58)         171
      4.41      20.8(f)         947         1.10         3.11          (0.45)         201
      3.65     (11.4)           456         1.10         5.20          (0.65)         192
      5.70      (4.0)(e)     32,160         1.95         2.11          (0.85)         174
      5.94      20.2(e)      38,538         1.85         2.33          (1.14)         164
      4.94      12.0(e)      12,532         1.85         2.45          (1.33)         171
      4.41      (2.9)(f)          2         1.85         7.92          (1.29)         201
      5.71      (3.9)(e)     43,415         1.85         1.95          (0.76)         174
      5.94      20.2(e)      25,734         1.85         2.35          (1.10)         164
      4.94      12.0(e)       6,826         1.85         2.45          (1.30)         171
      4.41      (2.9)(f)          2         1.85         7.92          (1.29)         201
      6.08      (2.9)       121,478         0.80(h)      0.80(h)        0.31          174
      6.26      21.6         95,534         0.85         0.97          (0.05)         164
      5.15      13.2         40,165         0.85         1.04          (0.32)         171
      4.55      21.3         28,898         0.85         1.18          (0.20)         201
      3.75     (11.4)        19,635         0.85         1.32          (0.39)         192

(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)Annualized for periods less than one year.
(h)Includes expense recapture of 0.07%. See Note 4 of Notes to Financial Statements.

                            Income (loss) from investment operations                 Less distributions
                            ---------------------------------------    ------------------------------------------

               Net asset
                 value,         Net                                      Dividends      Distributions
               beginning     investment    Net realized  Total from         from          from net
                   of          income     and unrealized investment    net investment     realized        Total
               the period    (loss) (c)    gain (loss)   operations        income       capital gains distributions
               ----------   ----------    -------------- ----------    --------------   ------------- -------------
RESEARCH FUND
   Class A
  9/30/2006    $     9.22   $     0.05      $     0.64   $     0.69      $    (0.03)     $    (0.46)   $    (0.49)
  9/30/2005          7.79         0.00(d)         1.43         1.43           (0.00)(d)          --         (0.00)(d)
  9/30/2004          6.90         0.01            0.90         0.91           (0.02)             --         (0.02)
  9/30/2003          5.69         0.02            1.20         1.22           (0.01)             --         (0.01)
  9/30/2002*         7.61         0.01           (1.92)       (1.91)          (0.01)             --         (0.01)
   Class B
  9/30/2006          9.10        (0.02)           0.63         0.61           (0.00)(d)       (0.46)        (0.46)
  9/30/2005          7.73        (0.06)           1.43         1.37           (0.00)(d)          --         (0.00)(d)
  9/30/2004          6.90        (0.05)           0.90         0.85           (0.02)             --         (0.02)
  9/30/2003**        7.05         0.00(d)        (0.15)       (0.15)             --              --            --
   Class C
  9/30/2006          9.08        (0.02)           0.63         0.61           (0.01)          (0.46)        (0.47)
  9/30/2005          7.73        (0.07)           1.42         1.35           (0.00)(d)          --         (0.00)(d)
  9/30/2004          6.90        (0.05)           0.88         0.83              --              --            --
  9/30/2003**        7.05         0.00(d)        (0.15)       (0.15)             --              --            --
   Class Y
  9/30/2006          9.27         0.09            0.64         0.73           (0.05)          (0.46)        (0.51)
  9/30/2005          7.82         0.04            1.44         1.48           (0.03)             --         (0.03)
  9/30/2004          6.92         0.03            0.90         0.93           (0.03)             --         (0.03)
  9/30/2003          5.71         0.04            1.20         1.24           (0.03)             --         (0.03)
  9/30/2002          6.85         0.03           (1.16)       (1.13)          (0.01)             --         (0.01)

*  From commencement of Class operations on November 30, 2001 through
   September 30, 2002.
** From commencement of Class operations on September 12, 2003 through
   September 30, 2003.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b)The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                See accompanying notes to financial statements.

                                             Ratios to average net assets
                                          ----------------------------------

Net asset                   Net assets,
  value,          Total     end of the       Net      Gross       Net investment Portfolio
  end of         return       period       expenses  expenses      income(loss)  turnover
the period       (%) (a)      (000's)     (%) (b)(g) (%) (g)         (%) (g)     rate (%)
----------    ---------     -----------   ---------- ---------    -------------- ---------
$     9.42          7.7(e)  $    1,331         1.25       1.68           0.56          143
      9.22         18.4(e)         344         1.25      34.73           0.03          133
      7.79         13.2(e)         106         1.21      39.85           0.07          151
      6.90         21.5(f)          41         1.10      28.75           0.35          138
      5.69        (25.2)            17         1.10     213.89           0.22          130
      9.25          6.9(e)         331         2.00       2.33          (0.19)         143
      9.10         17.8(e)         210         2.00      41.40          (0.71)         133
      7.73         12.3(e)          57         2.00      40.60          (0.71)         151
      6.90         (2.1)(f)          2         2.00     125.11          (0.72)         138
      9.22          6.9(e)       1,198         2.00       2.37          (0.18)         143
      9.08         17.5(e)         140         2.00      37.60          (0.76)         133
      7.73         12.0(e)           3         2.00      40.60          (0.59)         151
      6.90         (2.1)(f)          2         2.00     125.11          (0.72)         138
      9.49          8.1         23,096         0.85       1.26           0.98          143
      9.27         19.0         24,651         0.85       1.31           0.43          133
      7.82         13.5         21,721         0.85       1.50           0.44          151
      6.92         21.8         21,881         0.85       1.31           0.59          138
      5.71        (16.6)        15,889         0.89       1.46           0.36          130

(d)Amount rounds to less than $0.01 per share.
(e)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(g)Annualized for periods less than one year.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2006

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trust; the financial statements for the remaining equity funds and the fixed income funds of the Trust are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

Loomis Sayles Global Markets Fund (the "Global Markets Fund"), formerly the Loomis Sayles Worldwide Fund
Loomis Sayles Growth Fund (the "Growth Fund")
Loomis Sayles Research Fund (the "Research Fund")

On February 1, 2006, the Loomis Sayles Worldwide Fund changed its name to the Loomis Sayles Global Markets Fund. In addition, on February 1, 2006, the Institutional Class was redesignated as Class Y, and Classes A and C commenced operations.

Each Fund offers Class A, Class C and Class Y shares. Growth Fund and Research Fund also offer Class B shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. They are generally intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amount.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of September 30, 2006, approximately 25% of the market value of investments of the Global Markets Fund were fair valued pursuant to procedures approved by the Board of Trustees.

September 30, 2006


b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2006, the Global Markets Fund had the following open forward foreign currency exchange contracts:

                                      Local    Aggregate            Unrealized
                           Delivery  Currency    Face     Total    Appreciation
                             Date     Amount    Amount    Value   (Depreciation)
-                          --------  --------  --------- -------- --------------
Australian Dollar (sell)  11/10/2006   225,000 $171,000  $167,758        $ 3,242
Canadian Dollar (sell)    10/30/2006   260,000  229,428   232,821         (3,393)
Canadian Dollar (sell)    11/20/2006   500,000  448,813   448,025            788
Mexican Peso (sell)       12/13/2006 6,700,000  602,621   607,289         (4,668)
New Zealand Dollar (sell) 12/08/2006   250,000  161,500   162,771         (1,271)
South African Rand (sell) 11/13/2006 1,800,000  264,781   230,586         34,195
South African Rand (buy)  11/13/2006   550,000   72,212    70,457         (1,755)
South African Rand (buy)  11/13/2006   550,000   70,364    70,457             93

e. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

September 30, 2006


f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United
States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions, gains realized from passive foreign investment companies ("PFICs") and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, wash sales, unrealized gains on PFICs, premium amortization accruals and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

                      2006 Distributions Paid From:    2005 Distributions Paid From:
-                   --------------------------------- -------------------------------
                    Ordinary   Long-Term              Ordinary   Long-Term
                     Income  Capital Gains   Total     Income  Capital Gains  Total
-                    ------  -------------   -----     ------  -------------  -----
Global Markets Fund $776,370  $       --   $  776,370 $480,214      $--      $480,214
Growth Fund               --          --           --       --       --            --
Research Fund        137,974   1,321,598    1,459,572   91,367       --        91,367

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                          Global
                                                       Markets Fund  Growth Fund   Research Fund
-                                                      ------------  -----------   -------------
Undistributed ordinary income                           $1,402,631  $         --    $  786,999
Undistributed long-term capital gains                           --            --     2,290,431
                                                        ----------  ------------    ----------
Total undistributed earnings                             1,402,631            --     3,077,430
Capital loss carryforward:
   Expires September 30, 2008                                   --            --            --
   Expires September 30, 2009                                   --            --            --
   Expires September 30, 2010                                   --   (29,812,842)*          --
   Expires September 30, 2011                             (311,587)   (6,192,314)*          --
                                                        ----------  ------------    ----------
Total capital loss carryforward                           (311,587)  (36,005,156)*          --
Deferred net capital losses (post October 2005)                 --    (7,888,832)           --
Unrealized appreciation                                  4,468,924    12,708,942     2,467,229
                                                        ----------  ------------    ----------
Total accumulated earnings (losses)                     $5,559,968  $(31,185,046)   $5,544,659
                                                        ==========  ============    ==========
Capital loss carryforward utilized in the current year  $  859,098  $  2,638,390    $       --
                                                        ----------  ------------    ----------

*A significant portion of the Loomis Sayles Growth Fund's losses are a result of prior year mergers; therefore, these losses have been limited under
 Section 382 of the Internal Revenue Code.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the

September 30, 2006

borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2006 were as follows:

                                      Market Value  Value of
                  Fund                  on Loan    Collateral
                  ----                ------------ -----------
                  Global Markets Fund $11,532,340  $13,368,726
                  Growth Fund          13,864,106   14,375,488
                  Research Fund         1,396,685    1,445,033

i. Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j. New Accounting Pronouncements. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on each Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities and including paydowns) were as follows:

                 Fund                 Purchases      Sales
                 ----                ------------ ------------
                 Global Markets Fund $107,752,446 $ 67,090,372
                 Growth Fund          814,559,503  580,702,891
                 Research Fund         37,386,355   38,759,522

For the year ended September 30, 2006 purchases and sales of U.S.
Government/Agency Securities by the Global Markets Fund were $2,593,039 and $3,849,995, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                           Percentage of
                                              Average
                      Fund                Daily Net Assets
                      ----                ----------------
                      Global Markets Fund       0.75%
                      Growth Fund               0.50%
                      Research Fund             0.50%

Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis. For the year ended September 30, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                  Expense Limit as a Percentage of Average
                                         Daily Net Assets
              -                   ----------------------------------------
              Fund                Class A    Class B   Class C   Class Y
              ----                -------    -------   -------   -------
              Global Markets Fund  1.25%        N/A     2.00%     1.00%
              Growth Fund          1.25%      2.00%     2.00%     0.85%
              Research Fund        1.25%      2.00%     2.00%     0.85%

September 30, 2006


Prior to February 1, 2006, the Growth Fund limited its total operating expenses on Class A, Class B and Class C to 1.10%, 1.85% and 1.85% of average daily net assets, respectively.

For the year ended September 30, 2006, the management fees and waivers of management fees for each Fund were as follows:

                                                             Percentage of
                                                               Average
                              Gross    Waiver of     Net     Daily Net Assets
                            Management Management Management ----------------
        Fund                   Fee        Fee        Fee     Gross     Net
        ----                ---------- ---------- ---------- -----     ---
        Global Markets Fund $  546,802 $(121,607) $  425,195 0.75%    0.58%
        Growth Fund          1,726,735        --   1,726,735 0.50%    0.50%
        Research Fund          131,788   (79,299)     52,489 0.50%    0.20%

For the year ended September 30, 2006, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                                              Expense
                         Fund                Reimbursed
                         ----                ----------
                         Global Markets Fund   $ 32,655
                         Growth Fund            207,663
                         Research Fund           27,341

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2006 were as follows:

                             Expenses Subject to Possible Reimbursement Until
                                         September 30, 2007
         -                   ------------------------------------------------
         Fund                Class A    Class B  Class C  Class Y    Total
         ----                 --------  -------  -------  --------  --------
         Global Markets Fund $ 12,035   $    --  $24,157  $118,070  $154,262
         Growth Fund          106,807    60,484   40,372        --   207,663
         Research Fund          3,935       967    2,498    99,240   106,640

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

b. Administrative Fees. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2006, amounts paid to IXIS Advisors for administrative fees were as follows:

                                           Administrative
                       Fund                     Fee
                       ----                --------------
                       Global Markets Fund       $ 41,606
                       Growth Fund                198,292
                       Research Fund               13,700

c. Service and Distribution Fees. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of each fund.

September 30, 2006


Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan"), Service and Distribution Plans relating to the Growth Fund's and Research Fund's Class B shares (the "Class B Plans"), and Service and Distribution Plans relating to each Fund's Class C shares (the "Class C Plan").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each applicable Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each applicable Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2006, the Funds paid the following service and distribution fees:

                                Service Fees               Distribution Fees
 -                   ----------------------------------- ---------------------
 Fund                   Class A    Class B    Class C    Class B    Class C
 ----                ------------- ------- ------------- ------- -------------
 Global Markets Fund $       9,595    N/A  $      18,349     N/A $      55,047
 Growth Fund               369,985 92,747        100,236 278,240       300,707
 Research Fund               2,310    729          1,694   2,187         5,080

d. Commissions. The Funds have been informed that commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in shares of the Funds for the year ended September 30, 2006, were as follows:

                        Fund                Commissions
                        ----                -----------
                        Global Markets Fund    $199,528
                        Growth Fund             281,853
                        Research Fund             2,496

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board who each received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supported the Funds' Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, each Fund's portion of such expense was approximately $575.

September 30, 2006


f. Redemption Fees. Shareholders of Class A and Class Y shares of Global Markets Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. Each Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Funds had no borrowings under this agreement.

6. Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2006, amounts rebated under these agreements were as follows:

                          Fund                Rebates
                          ----                -------
                          Global Markets Fund $  6,468
                          Growth Fund          157,866
                          Research Fund         18,211

7. Shareholders. At September 30, 2006, Loomis Sayles Funded Pension Plan ("Pension Plan") and Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                 Profit Sharing
                Fund                Pension Plan Retirement Plan
                ----                ------------ ---------------
                Global Markets Fund      891,975         382,786
                Growth Fund            1,494,585       2,363,908
                Research Fund          1,049,821         628,615

At September 30, 2006, one shareholder individually owned more than 5% of the Global Markets Fund's total outstanding shares, representing, in aggregate, 28.9% of the Fund; two shareholders individually owned more than 5% of the Research Fund's total outstanding shares, representing, in aggregate, 20.7% of the Fund.

8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Global Markets Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A*
   Issued from the sale of shares                                         997,302  $      12,371,308
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                              (161,563)        (1,961,910)
                                                                 ----------------  -----------------
   Net change                                                             835,739  $      10,409,398
                                                                 ----------------  -----------------
Class C*
   Issued from the sale of shares                                       1,718,496  $      21,433,099
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                               (91,690)        (1,110,053)
                                                                 ----------------  -----------------
   Net change                                                           1,626,806  $      20,323,046
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                       2,188,284  $      27,043,724
   Issued in connection with the reinvestment of distributions             53,613            656,760
   Redeemed                                                            (1,582,610)       (19,004,112)
                                                                 ----------------  -----------------
   Net change                                                             659,287  $       8,696,372
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                  3,121,832  $      39,428,816
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Global Markets Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A*
   Issued from the sale of shares                                              --  $              --
   Issued in connection with the reinvestment of distributions                 --
   Redeemed                                                                    --                 --
                                                                 ----------------  -----------------
   Net change                                                                  --  $              --
                                                                 ----------------  -----------------
Class C*
   Issued from the sale of shares                                              --  $              --
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                                    --                 --
                                                                 ----------------  -----------------
   Net change                                                                  --  $              --
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                       2,600,338  $      30,275,197
   Issued in connection with the reinvestment of distributions             42,385            458,186
   Redeemed                                                              (307,403)        (3,348,977)
                                                                 ----------------  -----------------
   Net change                                                           2,335,320  $      27,384,406
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                  2,335,320  $      27,384,406
                                                                 ================  =================

*From commencement of Class operations on February 1, 2006 through September 30, 2006.

September 30, 2006


                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Growth Fund                                                           Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                      40,187,712  $     245,315,502
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                                   --                 --
   Redeemed                                                           (10,033,651)       (60,439,234)
                                                                 ----------------  -----------------
   Net change                                                          30,154,061  $     184,876,268
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         848,742  $       5,201,694
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                                   --                 --
   Redeemed                                                            (1,694,388)        (9,952,368)
                                                                 ----------------  -----------------
   Net change                                                            (845,646) $      (4,750,674)
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       5,001,950  $      30,681,945
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                                   --                 --
   Redeemed                                                            (1,726,785)        (9,971,161)
                                                                 ----------------  -----------------
   Net change                                                           3,275,165  $      20,710,784
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                       8,530,418  $      55,495,055
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                                   --                 --
   Redeemed                                                            (3,799,646)       (23,302,302)
                                                                 ----------------  -----------------
   Net change                                                           4,730,772  $      32,192,753
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 37,314,352  $     233,029,131
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Growth Fund                                                           Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                       2,891,752  $      16,226,988
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                            4,629,768         25,972,996
   Redeemed                                                            (1,850,918)       (10,329,710)
                                                                 ----------------  -----------------
   Net change                                                           5,670,602  $      31,870,274
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         417,659  $       2,291,627
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                            4,956,246         27,556,727
   Redeemed                                                            (1,424,287)        (7,852,340)
                                                                 ----------------  -----------------
   Net change                                                           3,949,618  $      21,996,014
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       3,050,164  $      16,889,388
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                              636,031          3,536,331
   Redeemed                                                              (737,262)        (4,155,230)
                                                                 ----------------  -----------------
   Net change                                                           2,948,933  $      16,270,489
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                      11,677,737  $      65,052,505
   Issued in connection with the reinvestment of distributions                 --                 --
   Issued in connection with Merger (Note 9)                                   --                 --
   Redeemed                                                            (4,211,591)       (23,437,153)
                                                                 ----------------  -----------------
   Net change                                                           7,466,146  $      41,615,352
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 20,035,299  $     111,752,129
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Research Fund                                                         Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A
   Issued from the sale of shares                                         152,482    $       1,403,452
   Issued in connection with the reinvestment of distributions              2,619               23,856
   Redeemed                                                               (51,170)            (465,833)
                                                                 ----------------    -----------------
   Net change                                                             103,931    $         961,475
                                                                 ----------------    -----------------
Class B
   Issued from the sale of shares                                          22,642    $         206,776
   Issued in connection with the reinvestment of distributions                646                5,804
   Redeemed                                                               (10,558)             (95,896)
                                                                 ----------------    -----------------
   Net change                                                              12,730    $         116,684
                                                                 ----------------    -----------------
Class C
   Issued from the sale of shares                                         124,848    $       1,124,378
   Issued in connection with the reinvestment of distributions                183                1,639
   Redeemed                                                               (10,548)             (95,088)
                                                                 ----------------    -----------------
   Net change                                                             114,483    $       1,030,929
                                                                 ----------------    -----------------
Class Y
   Issued from the sale of shares                                         281,350    $       2,561,233
   Issued in connection with the reinvestment of distributions            153,010            1,398,512
   Redeemed                                                              (660,327)          (6,199,627)
                                                                 ----------------    -----------------
   Net change                                                            (225,967)   $      (2,239,882)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                      5,177    $        (130,794)
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Research Fund                                                         Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A
   Issued from the sale of shares                                          24,722  $         218,280
   Issued in connection with the reinvestment of distributions                  7                 59
   Redeemed                                                                (1,008)            (8,728)
                                                                 ----------------  -----------------
   Net change                                                              23,721  $         209,611
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                          27,651  $         232,970
   Issued in connection with the reinvestment of distributions                  3                 26
   Redeemed                                                               (11,937)           (99,081)
                                                                 ----------------  -----------------
   Net change                                                              15,717  $         133,915
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                          20,933  $         181,888
   Issued in connection with the reinvestment of distributions                  1                 12
   Redeemed                                                                (5,853)           (49,291)
                                                                 ----------------  -----------------
   Net change                                                              15,081  $         132,609
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                         828,044  $       7,048,438
   Issued in connection with the reinvestment of distributions             10,737             91,263
   Redeemed                                                              (955,495)        (8,225,174)
                                                                 ----------------  -----------------
   Net change                                                            (116,714) $      (1,085,473)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                    (62,195) $        (609,338)
                                                                 ================  =================

September 30, 2006


9. Acquisition of Assets. After the close of business on December 17, 2004, Growth Fund acquired all assets and liabilities of CDC Nvest Star Growth Fund ("Star Growth Fund"), pursuant to a plan of reorganization approved by Star Growth Fund shareholders on December 17, 2004. The acquisition was accomplished by a tax-free exchange of 4,629,768 Class A shares of the Growth Fund for 3,026,518 shares of the Star Growth Fund Class A, 4,956,246 Class B shares of the Growth Fund for 3,333,608 shares of the Star Growth Fund Class B and 636,031 Class C shares of the Growth Fund for 427,538 shares of the Star Growth Fund Class C. Star Growth Fund net assets at that date of $57,066,054, including $1,346,493 of net unrealized appreciation, were combined with those of the Growth Fund. The aggregate net assets of the Growth Fund immediately before the acquisition were $89,294,106. The combined net assets of the Growth Fund immediately following the acquisition were $146,360,160.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Fund (formerly, Loomis Sayles Worldwide Fund), Loomis Sayles Growth Fund and Loomis Sayles Research Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

      2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                             Qualifying
                         Fund                Percentage
                         ----                ----------
                         Global Markets Fund    9.55%
                         Research Fund         89.36%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2006.

                            Fund            Amount
                            ----          ----------
                            Research Fund $1,321,598

Qualified Dividend Income. For the fiscal year ended September 30, 2006, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

                            Fund
                            ----                -
                            Global Markets Fund
                            Research Fund

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds II (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with the                                     Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------      ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.    Trustee since 2003;     Douglas Dillon Professor and     38;
(3/23/40)                 Contract Review and     Director of the Belfer Center    Director, Taubman Centers,
                          Governance Committee    for Science and International    Inc. (real estate investment
                                 Member           Affairs, John F. Kennedy         trust)
                                                  School of Government,
                                                  Harvard University

Charles D. Baker          Trustee since 2005;     President and Chief Executive    38;
(11/13/56)                Contract Review and     Officer, Harvard Pilgrim         None
                          Governance Committee    Health Care (health plan)
                                 Member

Edward A. Benjamin        Trustee since 2002;     Retired                          38;
(5/30/38)               Chairman of the Contract                                   Director, Precision Optics
                         Review and Governance                                     Corporation (optics
                            Committee Member                                       manufacturer)

Daniel M. Cain            Trustee since 2003;     President and Chief Executive    38;
(2/24/45)                Chairman of the Audit    Officer, Cain Brothers &         Director, Sheridan
                               Committee          Company, Incorporated            Healthcare Inc. (physician
                                                  (investment banking)             practice management)

Paul G. Chenault+         Trustee since 2000;     Retired; Trustee, First Variable 38;
(9/12/33)                 Contract Review and     Life (variable life insurance)   Director, Mailco Office
                          Governance Committee                                     Products, Inc. (mailing
                                 Member                                            equipment)

Kenneth J. Cowan+         Trustee since 2003;     Retired                          38;
(4/5/32)                  Contract Review and                                      None
                          Governance Committee
                                 Member

Richard Darman            Trustee since 2003;     Partner, The Carlyle Group       38;
(5/10/43)                 Contract Review and     (investments); formerly,         Director and Chairman of
                          Governance Committee    Professor, John F. Kennedy       Board of Directors, AES
                                 Member           School of Government,            Corporation (international
                                                  Harvard University               power company)

Sandra O. Moose           Trustee since 2003;     President, Strategic Advisory    38;
(2/17/42)               Chairperson of the Board  Services (management             Director, Verizon
                       of Trustees since November consulting); formerly, Senior    Communications;
                                  2005            Vice President and Director,     Director, Rohm and Haas
                        Ex officio member of the  The Boston Consulting Group,     Company (specialty
                          Audit Committee and     Inc. (management consulting)     chemicals);
                          Contract Review and                                      Director, AES Corporation
                          Governance Committee                                     (international power
                                                                                   company)

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                     Number of Portfolios in
                          Trust, Length of Time         Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------  --------------------------       ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

John A. Shane+              Trustee since 2003;     President, Palmer Service       38;
(2/22/33)                 Audit Committee Member    Corporation (venture capital    Director, Gensym
                                                    organization)                   Corporation (software and
                                                                                    technology service provider);
                                                                                    Director and Chairman of the
                                                                                    Board, Abt Associates Inc.
                                                                                    (research and consulting
                                                                                    firm)

Cynthia L. Walker           Trustee since 2005      Executive Dean for              38;
(7/25/56)                 Audit Committee Member    Administration (formerly,       None
                                                    Dean for Finance and CFO),
                                                    Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/   Chief Executive Officer and President, Chairman, Director,  38;
(4/14/47)                   Trustee since 2002      and Chief Executive Officer,    None
555 California Street                               Loomis, Sayles & Company,
San Francisco, CA 94104                             L.P.; President and Chief
                                                    Executive Officer for Loomis
                                                    Sayles Funds I; Chief Executive
                                                    Officer for Loomis Sayles
                                                    Funds II

John T. Hailer/2/       President and Trustee since President and Chief Executive   38;
(11/23/60)                         2003             Officer, IXIS Asset             None
                                                    Management Advisors, L.P.,
                                                    IXIS Asset Management
                                                    Distributors, L.P. and IXIS
                                                    Asset Management Global
                                                    Associates, L.P.; Executive
                                                    Vice President, Loomis Sayles
                                                    Funds I; President and Chief
                                                    Executive Officer, AEW Real
                                                    Estate Income Fund, IXIS
                                                    Advisor Cash Management
                                                    Trust, IXIS Advisor Funds
                                                    Trust I, IXIS Advisor Funds
                                                    Trust II, IXIS Advisor Funds
                                                    Trust III and IXIS Advisor
                                                    Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

                        TRUSTEE AND OFFICER INFORMATION


** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").

+ - Effective December 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
     President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Asset Management Advisors and the IXIS Asset Management Distributors, L.P.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the Trust Term of        Principal Occupation(s)
Name and Date of Birth    Office and Length of Time Served*            During Past 5 Years**
---------------------- ---------------------------------------        -----------------------

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen   Secretary, Clerk and Chief Legal Officer Senior Vice President, General
(12/16/60)                       Since September 2004           Counsel, Secretary and Clerk
                                                                (formerly, Deputy General Counsel,
                                                                Assistant Secretary and Assistant
                                                                Clerk), IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and
                                                                IXIS Asset Management Advisors,
                                                                L.P.

Daniel J. Fuss                 Executive Vice President         Vice Chairman and Director, Loomis,
(9/27/33)                          Since June 2003              Sayles & Company, L.P.; Prior to
One Financial Center                                            2002, President and Trustee of
Boston, MA 02111                                                Loomis Sayles Funds II

Russell L. Kane          Chief Compliance Officer, Since May    Chief Compliance Officer for Mutual
(7/23/69)                2006; Assistant Secretary Since June   Funds, Vice President, Associate
                                         2004                   General Counsel, Assistant Secretary
                                                                and Assistant Clerk, IXIS Asset
                                                                Management Distribution
                                                                Corporation, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                formerly, Senior Counsel, Columbia
                                                                Management Group.

Michael C. Kardok         Treasurer, Principal Financial and    Senior Vice President, IXIS Asset
(7/17/59)               Accounting Officer Since October 2004   Management Advisors, L.P. and IXIS
                                                                Asset Management Distributors, L.P.;
                                                                formerly, Senior Director, PFPC Inc;
                                                                formerly, Vice President--Division
                                                                Manager, First Data Investor
                                                                Services, Inc.

Max J. Mahoney            Anti-Money Laundering Officer and     Vice President, Deputy General
(5/1/62)                Assistant Secretary Since August 2005   Counsel, Assistant Secretary and
                                                                Assistant Clerk, IXIS Asset
                                                                Management Distribution
                                                                Corporation. Senior Vice President,
                                                                Deputy General Counsel, Assistant
                                                                Secretary, Assistant Clerk and Chief
                                                                Compliance Officer--Investment
                                                                Adviser, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                formerly, Senior Counsel, MetLife,
                                                                Inc.; formerly, Associate Counsel,
                                                                LPL Financial Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the Trust Term of        Principal Occupation(s)
Name and Date of Birth    Office and Length of Time Served*            During Past 5 Years**
---------------------- ---------------------------------------        -----------------------

OFFICERS OF THE TRUSTS
continued

John E. Pelletier              Chief Operating Officer         Executive Vice President and Chief
(6/24/64)                       Since September 2004           Operating Officer (formerly, Senior
                                                               Vice President, General Counsel,
                                                               Secretary and Clerk), IXIS Asset
                                                               Management Distribution
                                                               Corporation, IXIS Asset Management
                                                               Distributors, L.P. and IXIS Asset
                                                               Management Advisors, L.P.;
                                                               Executive Vice President, Chief
                                                               Operating Officer and Director
                                                               (formerly, President, Chief Operating
                                                               Officer and Director), IXIS Asset
                                                               Management Services Company.

* Each officer of the Trust serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

[LOGO] LS LOOMIS SAYLES FUNDS

         Loomis Sayles Aggressive Growth Fund
         Loomis Sayles Small Cap Growth Fund
         Loomis Sayles Small Cap Value Fund
         Loomis Sayles Tax-Managed Equity Fund
         Loomis Sayles Value Fund


                    TABLE OF CONTENTS

                    Fund and Manager Review               1

                    Portfolio of Investments             16

                    Statements of Assets and Liabilities 37

                    Statements of Operations             39

                    Statements of Changes in Net Assets  41

                    Financial Highlights                 45

                    Notes to Financial Statements        51

         ANNUAL REPORT
         SEPTEMBER 30, 2006

FUND AND MANAGER REVIEW

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

[PHOTO]

Phil Fine
Manager since February 1999
                          Manager since February 1999


 FUND FACTS
 SYMBOL | Institutional: LSAIX;
 Retail: LAGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or similar securities
 STRATEGY | Invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offering) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $44.1 million

PORTFOLIO REVIEW
The Fund's performance was strong during the first six months of the 2006 fiscal year, primarily due to solid stock selections in the overweight financials sector and, to a lesser extent, the technology area. Overall, the stock selection effect was positive for the fiscal year ended September 30, 2006. Fueling the Fund's underperformance versus the Benchmark, the Russell Midcap Growth Index, was the "allocation effect," or the timing of our over- and under-weights to the various sectors. In particular, the Fund's performance was disappointing during the early stages of the market recovery, when many former laggards in such groups as semiconductors and specialty retail led results. Our emphasis on energy as commodity prices collapsed and our underweight in consumer discretionary stocks both detracted from performance.

At the beginning of the period, we focused on a select number of themes, industries and stocks, where the risk/reward tradeoff still appeared compelling, and where we expected benefits from macro tailwinds, company-specific events (such as new product cycles), or both. As the year unfolded, we also tried to balance our bottom-up stock-picking efforts with the market's increasing focus on the macro environment. After the Federal Reserve Board's May 9, 2006 meeting, we increased our weighting in more defensive holdings, reflecting our concerns that the financial markets were signaling the Fed had "overdone it" with interest rate hikes and the economy was poised for a hard landing. We were also concerned that the slowdown in the housing market might have a negative impact on consumer spending in 2007, and investors were not sufficiently accounting for this risk. Nevertheless, the third calendar quarter's strong rally in bonds and the dramatic sell-off in energy sparked a late-summer stock market rally that extended into what typically is the weakest period of the year, September and October. Accordingly, we positioned the Fund to participate in this rally by increasing exposure to consumer discretionary and technology stocks.

The financial services sector delivered the best performance due to our focus on capital markets and commercial real estate services companies. Investors expect the publicly traded stock and futures exchanges, such as the Chicago Mercantile Exchange, the top-performing financial services holding, to show increasing levels of profitability as electronic trading becomes more prevalent and the industry consolidates. Our real estate services companies, notably CB Richard Ellis Group, benefited from a worldwide cyclical upturn in commercial leasing and from a secular increase in real estate investments. We sold CB Richard Ellis at a profit. Technology was a strong contributor in the first and third calendar quarters of 2006, with solid performance from internet services company Akamai Technologies, the Fund's best performer, as well as software and semiconductor companies. The utilities sector also outperformed, thanks in large part to our position in wireless telecommunication company NII Holdings.

In contrast to 2005, energy was the Fund's worst-performing sector during fiscal 2006. In particular, the timing of our trades was not effective. The worst performer among the Fund's consumer staples holdings was Whole Foods Market, which declined in value after management offered disappointing guidance. We sold the position. Our holdings in materials contributed positively in absolute terms, but lagged the Benchmark's materials sector. We also underweighted this strong sector, creating a negative allocation effect.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. The rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                             SINCE
                            1 YEAR         5 YEARS         INCEPTION
                            ------------------------------------------------

                             LOOMIS SAYLES AGGRESSIVE GROWTH: INSTITUTIONAL
                             5.95%           8.45%           9.32%
                            ------------------------------------------------

                             LOOMIS SAYLES AGGRESSIVE GROWTH: RETAIL
                             5.69            8.16            9.02
                            ------------------------------------------------

                             RUSSELL MIDCAP GROWTH INDEX(c)
                             7.03           12.01            8.10
                            ------------------------------------------------

                             LIPPER MID-CAP GROWTH FUNDS INDEX(c)
                             6.27            8.26            6.22
                            ------------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006(a)(b)


                                     [CHART]

                  Loomis Sayles    Lipper Mid-Cap
                    Aggressive          Growth         Russell Midcap
                   Growth Fund      Funds Index(c)     Growth Index(c)
                  --------------   --------------      --------------
  12/31/1996          $100,000       $100,000           $100,000
   1/31/1997           106,200        102,559            104,425
   2/28/1997           102,897         95,742            102,125
   3/31/1997            96,301         88,460             96,355
   4/30/1997            97,399         87,694             98,714
   5/31/1997           106,194         99,115            107,560
   6/30/1997           107,193        103,291            110,537
   7/31/1997           118,094        109,599            121,117
   8/31/1997           115,390        109,295            119,935
   9/30/1997           125,694        117,120            126,005
  10/31/1997           122,891        110,561            119,696
  11/30/1997           119,094        108,793            120,954
  12/31/1997           122,643        111,341            122,542
   1/31/1998           116,241        109,235            120,336
   2/28/1998           125,529        118,513            131,650
   3/31/1998           129,796        124,650            137,168
   4/30/1998           133,210        125,192            139,031
   5/31/1998           127,229        117,895            133,312
   6/30/1998           133,743        123,318            137,084
   7/31/1998           126,909        115,110            131,211
   8/31/1998           101,184         90,293            106,169
   9/30/1998           112,173         99,709            114,200
  10/31/1998           119,756        103,376            122,608
  11/30/1998           120,714        111,232            130,879
  12/31/1998           136,793        125,581            144,433
   1/31/1999           138,120        131,815            148,763
   2/28/1999           135,358        121,576            141,488
   3/31/1999           173,623        130,243            149,368
   4/30/1999           182,478        135,585            156,174
   5/31/1999           189,230        135,021            154,165
   6/30/1999           214,000        145,904            164,928
   7/31/1999           212,331        143,907            159,676
   8/31/1999           224,709        143,178            158,017
   9/30/1999           222,058        147,358            156,671
  10/31/1999           278,017        160,386            168,785
  11/30/1999           326,280        180,504            186,265
  12/31/1999           407,361        218,156            218,517
   1/31/2000           418,767        214,410            218,473
   2/29/2000           569,397        268,144            264,402
   3/31/2000           517,127        249,271            264,674
   4/30/2000           468,207        216,387            238,982
   5/31/2000           421,058        196,935            221,561
   6/30/2000           480,680        227,537            245,071
   7/31/2000           469,240        218,099            229,552
   8/31/2000           555,392        246,622            264,171
   9/30/2000           550,894        234,769            251,256
  10/31/2000           466,717        215,786            234,060
  11/30/2000           349,384        170,662            183,197
  12/31/2000           384,532        182,963            192,844
   1/31/2001           352,770        185,448            203,859
   2/28/2001           275,443        157,630            168,598
   3/31/2001           235,972        140,906            144,469
   4/30/2001           274,412        159,484            168,550
   5/31/2001           261,652        160,799            167,757
   6/30/2001           253,671        160,171            167,846
   7/31/2001           228,355        151,747            156,526
   8/31/2001           199,422        141,579            145,181
   9/30/2001           158,880        121,159            121,187
  10/31/2001           174,339        127,905            133,926
  11/30/2001           192,383        138,410            148,344
  12/31/2001           194,730        144,414            153,983
   1/31/2002           188,051        138,891            148,983
   2/28/2002           169,076        131,985            140,537
   3/31/2002           183,143        140,305            151,263
   4/30/2002           173,528        135,640            143,255
   5/31/2002           162,284        131,115            138,980
   6/30/2002           146,818        119,334            123,643
   7/31/2002           132,166        106,464            111,630
   8/31/2002           130,051        105,195            111,242
   9/30/2002           125,369         98,659            102,404
  10/31/2002           130,409        103,634            110,336
  11/30/2002           140,255        109,789            118,972
  12/31/2002           123,621        103,299            111,784
   1/31/2003           122,100        101,767            110,686
   2/28/2003           121,050        100,196            109,724
   3/31/2003           121,522        101,629            111,767
   4/30/2003           130,661        108,758            119,377
   5/31/2003           145,190        117,751            130,863
   6/30/2003           145,306        119,594            132,730
   7/31/2003           153,037        124,311            137,473
   8/31/2003           166,978        130,425            145,044
   9/30/2003           160,416        126,049            142,231
  10/31/2003           176,121        135,937            153,694
  11/30/2003           177,406        139,169            157,806
  12/31/2003           173,184        139,883            159,529
   1/31/2004           180,094        143,417            164,796
   2/29/2004           176,456        145,395            167,561
   3/31/2004           180,444        145,360            167,241
   4/30/2004           178,098        140,749            162,519
   5/31/2004           186,540        143,814            166,354
   6/30/2004           193,573        147,273            169,002
   7/31/2004           177,177        136,810            157,809
   8/31/2004           171,667        134,440            155,864
   9/30/2004           181,624        140,191            161,683
  10/31/2004           185,601        144,334            167,167
  11/30/2004           198,018        152,357            175,800
  12/31/2004           206,691        159,511            184,222
   1/31/2005           200,780        154,357            179,291
   2/28/2005           207,165        156,350            183,831
   3/31/2005           199,354        153,235            181,145
   4/30/2005           188,230        145,854            173,978
   5/31/2005           201,369        154,505            183,942
   6/30/2005           206,464        158,041            187,362
   7/31/2005           217,716        167,139            198,294
   8/31/2005           217,476        166,616            197,083
   9/30/2005           224,936        169,525            199,635
  10/31/2005           220,684        164,815            193,760
  11/30/2005           235,956        173,726            204,271
  12/31/2005           238,551        174,788            206,512
   1/31/2006           260,689        186,792            218,879
   2/28/2006           255,944        185,179            216,185
   3/31/2006           268,486        191,357            222,226
   4/30/2006           268,969        193,146            223,167
   5/31/2006           246,725        182,397            212,663
   6/30/2006           252,400        182,476            211,795
   7/31/2006           236,297        174,761            204,204
   8/31/2006           234,525        177,617            208,909
   9/30/2006           238,324        180,159            213,676






Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP GROWTH FUND

[PHOTO]

Mark F. Burns
Manager since January 2005
                              MARK F. BURNS, CFA
                          Manager since January 2005

[PHOTO]


                               JOHN SLAVIK, CFA
                           Manager since April 2005

 FUND FACTS
 SYMBOL | Institutional: LSSIX;
 Retail: LCGRX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest US companies
 FUND INCEPTION DATE | 12/31/96
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 1/2/97;
 Retail: 1/2/97
 EXPENSE RATIO | Institutional: 1.00%;
 Retail: 1.25%
 TOTAL NET ASSETS | $23.4 million

PORTFOLIO REVIEW
Our bottom-up stock selection process continued to drive the Fund's performance. In particular, strong stock selections in the consumer discretionary, financial services and producer durables sectors drove the Fund's outperformance relative to the Benchmark, the Russell 2000 Growth Index, for the fiscal year ended September 30, 2006. We continued to focus on companies that we believe are positioned to grow profits in all economic environments and to maintain broad portfolio diversification. Throughout the 12-month period, we reduced the Fund's weighting in the healthcare and more cyclically-oriented sectors, such as energy, and redeployed the proceeds into the financial services and consumer discretionary sectors.

Among the Fund's consumer-related holdings, our positions in PeopleSupport and Guess? drove positive results. Strong demand from new and current clients helped PeopleSupport, an offshore business processing outsourcing company, report a solid second quarter, with earnings ahead of estimates and revenues up approximately 60% from the same time period in 2005. Guess? advanced on strong earnings, sales and profit data. Within the financial services sector, our real estate-related holdings generally provided positive results. In particular, CB Richard Ellis Group experienced strong growth and better-than-expected earnings. The company's performance was broad-based by geography and product/activity mix, and was largely attributed to a steady leasing market recovery combined with increased revenue from investment management operations and continued investment sales strength. We sold the stock at a profit. Jones Lang LaSalle, a global real estate services company, also experienced growing profits and revenues and significant growth across all business segments. Mattson Technology and SBA Communications Corp. were largely responsible for positive results from the Fund's technology sector. Mattson Technology, a semiconductor equipment company, rose during the year after investors reacted positively to continued market share gains by the company and an overall acceleration in industry bookings. We sold the stock at a profit. SBA Communications Corp., a mobile phone tower operator, advanced after investors reacted favorably to the company's agreement to purchase AAT Communications Corp. to expand across the United States.

Poor stock selections in the healthcare and energy sectors detracted somewhat from the Fund's performance. Specifically, PharmaNet Development Group
(formerly known as SFBC International) and Neurocrine Biosciences were the primary detractors in the healthcare sector. PharmaNet, which conducts clinical research and provides drug development services, fell significantly in November after a report was published about flaws in the US drug-testing industry. Neurocrine, which develops therapies for neuron-related disorders, fell after the FDA did not approve the company's insomnia treatment. We sold both stocks. Carbo Ceramics and Oil States International were the leading detractors among the Fund's energy holdings. Carbo Ceramics, a supplier of ceramic products for the oil and gas industry, fell in July on disappointing earnings and we sold the position. Oil States fell in sympathy with the declining price of crude oil and natural gas, but we continue to hold the stock due to attractive business trends in the company's capital equipment and well site services business lines.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. We believe the rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and the Fed's intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                             SINCE
                            1 YEAR         5 YEARS         INCEPTION
                            -----------------------------------------------
                             LOOMIS SAYLES SMALL CAP GROWTH: INSTITUTIONAL
                             8.30%           6.33%           3.11%
                            -----------------------------------------------
                             LOOMIS SAYLES SMALL CAP GROWTH: RETAIL
                             8.03            6.07            2.85
                            -----------------------------------------------
                             RUSSELL 2000 GROWTH INDEX(c)
                             5.88           10.15            4.11
                            -----------------------------------------------
                             RUSSELL 2000 INDEX(c)
                             9.92           13.78            8.74
                            -----------------------------------------------
                             LIPPER SMALL-CAP GROWTH FUNDS INDEX(c)
                             4.06            8.94            6.26
                            -----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006(a)(b)

                                     [CHART]

                                         Lipper       Russell
                    Loomis Sayles       Small-Cap      2000        Russell
                     Small Cap        Growth Funds    Growth        2000
                    Growth Fund         Index(c)      Index(c)    Index(c)
                   -----------       ------------   ---------      ---------
  12/31/1996        $100,000        $100,000         $100,000       $100,000
   1/31/1997         102,600         102,319          102,498        101,998
   2/28/1997          94,997          94,931           96,308         99,525
   3/31/1997          85,099          88,083           89,512         94,829
   4/30/1997          83,499          86,771           88,476         95,093
   5/31/1997          97,101          98,809          101,774        105,673
   6/30/1997         102,801         104,095          105,225        110,201
   7/31/1997         111,097         110,360          110,617        115,329
   8/31/1997         112,996         112,113          113,936        117,968
   9/30/1997         125,494         121,548          123,028        126,603
  10/31/1997         116,697         115,333          115,639        121,041
  11/30/1997         115,401         112,727          112,882        120,258
  12/31/1997         119,429         111,226          112,945        122,363
   1/31/1998         115,523         109,575          111,439        120,432
   2/28/1998         128,081         118,434          121,277        129,337
   3/31/1998         133,883         123,791          126,364        134,671
   4/30/1998         132,089         124,691          127,139        135,416
   5/31/1998         121,007         115,867          117,902        128,123
   6/30/1998         132,817         119,262          119,107        128,393
   7/31/1998         119,734         110,288          109,161        117,999
   8/31/1998          92,722          86,200           83,962         95,086
   9/30/1998         103,691          90,810           92,475        102,527
  10/31/1998         107,808          94,390           97,298        106,709
  11/30/1998         121,305         102,066          104,846        112,299
  12/31/1998         141,770         112,299          114,334        119,249
   1/31/1999         145,881         115,014          119,477        120,833
   2/28/1999         136,705         103,947          108,547        111,046
   3/31/1999         147,149         108,645          112,413        112,780
   4/30/1999         148,518         112,888          122,341        122,886
   5/31/1999         145,770         113,503          122,534        124,681
   6/30/1999         167,607         124,127          128,989        130,319
   7/31/1999         162,645         123,688          125,000        126,743
   8/31/1999         167,395         121,954          120,325        122,053
   9/30/1999         176,568         126,375          122,646        122,079
  10/31/1999         199,239         133,743          125,788        122,574
  11/30/1999         220,339         150,618          139,088        129,892
  12/31/1999         271,920         180,988          163,603        144,596
   1/31/2000         266,971         179,104          162,080        142,274
   2/29/2000         363,481         231,579          199,791        165,769
   3/31/2000         315,393         213,402          178,789        154,840
   4/30/2000         290,067         187,021          160,738        145,522
   5/31/2000         250,821         171,731          146,663        137,041
   6/30/2000         280,568         201,975          165,609        148,987
   7/31/2000         251,782         188,834          151,416        144,193
   8/31/2000         293,980         209,143          167,343        155,196
   9/30/2000         284,602         198,786          159,030        150,634
  10/31/2000         256,740         183,871          146,121        143,910
  11/30/2000         190,475         152,559          119,590        129,137
  12/31/2000         222,551         166,052          126,908        140,228
   1/31/2001         212,470         171,112          137,180        147,529
   2/28/2001         165,408         149,206          118,376        137,849
   3/31/2001         140,894         134,714          107,613        131,106
   4/30/2001         166,734         149,258          120,788        141,362
   5/31/2001         162,132         153,303          123,586        144,837
   6/30/2001         166,072         157,168          126,956        149,838
   7/31/2001         142,639         148,407          116,125        141,727
   8/31/2001         126,550         139,621          108,873        137,150
   9/30/2001          99,126         117,830           91,306        118,688
  10/31/2001         110,575         126,465          100,090        125,633
  11/30/2001         118,990         136,265          108,445        135,359
  12/31/2001         123,702         144,519          115,196        143,714
   1/31/2002         117,752         140,149          111,098        142,219
   2/28/2002         103,045         131,668          103,908        138,322
   3/31/2002         109,444         142,433          112,939        149,439
   4/30/2002         105,405         138,675          110,496        150,801
   5/31/2002         100,357         133,112          104,035        144,108
   6/30/2002          91,716         123,221           95,213        136,958
   7/31/2002          78,692         105,745           80,579        116,273
   8/31/2002          77,795         105,592           80,542        115,977
   9/30/2002          71,284          99,188           74,724        107,648
  10/31/2002          75,889         103,420           78,504        111,099
  11/30/2002          80,267         112,083           86,286        121,014
  12/31/2002          72,297         104,595           80,336        114,276
   1/31/2003          69,940         101,833           78,153        111,114
   2/28/2003          69,045          98,659           76,069        107,756
   3/31/2003          68,368         100,694           77,221        109,144
   4/30/2003          75,554         109,016           84,529        119,492
   5/31/2003          83,970         120,133           94,055        132,316
   6/30/2003          85,658         124,204           95,867        134,710
   7/31/2003          91,611         131,466          103,115        143,139
   8/31/2003          98,913         138,438          108,653        149,702
   9/30/2003          96,440         135,037          105,903        146,938
  10/31/2003         104,415         147,289          115,051        159,278
  11/30/2003         107,892         151,211          118,802        164,930
  12/31/2003         103,631         151,426          119,334        168,276
   1/31/2004         111,040         158,511          125,603        175,587
   2/29/2004         106,665         157,915          125,408        177,161
   3/31/2004         106,217         156,824          125,994        178,812
   4/30/2004         101,618         149,160          119,670        169,696
   5/31/2004         104,870         152,272          122,050        172,397
   6/30/2004         109,023         156,613          126,111        179,657
   7/31/2004          99,025         142,796          114,792        167,560
   8/31/2004          94,757         138,170          112,320        166,699
   9/30/2004         100,594         146,064          118,531        174,525
  10/31/2004         101,942         150,159          121,411        177,960
  11/30/2004         107,784         160,674          131,674        193,396
  12/31/2004         113,399         167,766          136,406        199,120
   1/31/2005         111,494         161,416          130,261        190,812
   2/28/2005         113,512         164,605          132,049        194,044
   3/31/2005         110,254         159,074          127,096        188,490
   4/30/2005         104,532         150,187          119,007        177,695
   5/31/2005         111,943         160,140          127,398        189,325
   6/30/2005         117,216         165,737          131,517        196,628
   7/31/2005         124,847         175,850          140,710        209,085
   8/31/2005         123,161         172,813          138,727        205,209
   9/30/2005         124,393         173,752          139,826        205,852
  10/31/2005         118,783         167,867          134,659        199,461
  11/30/2005         125,850         176,867          142,283        209,144
  12/31/2005         125,511         176,718          142,071        208,188
   1/31/2006         140,446         191,121          155,775        226,857
   2/28/2006         138,873         190,374          154,945        226,232
   3/31/2006         146,734         198,307          162,475        237,208
   4/30/2006         146,616         198,975          162,006        237,169
   5/31/2006         137,526         186,594          150,605        223,850
   6/30/2006         135,614         185,040          150,696        225,289
   7/31/2006         129,105         174,949          142,868        217,959
   8/31/2006         133,146         178,473          147,052        224,412
   9/30/2006         134,717         180,804          148,048        226,280


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 11 for a description of the Indices.

WHAT YOU SHOULD KNOW
Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES SMALL CAP VALUE FUND

/s/ Joseph Katz
                          Manager since January 2000

[PHOTO]

Daniel Thelen
Manager since April 2000
                           Manager since April 2000


 FUND FACTS
 SYMBOL | Institutional: LSSCX;
 Retail: LSCRX; Admin: LSVAX
 OBJECTIVE | Long-term capital growth from investments in common stocks or other equity securities
 STRATEGY | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index which tracks stocks of 2,000 of the smallest US companies
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 1/2/97; Admin: 1/2/98
 EXPENSE RATIO | Institutional: 0.89%; Retail: 1.15%; Admin: 1.40%
 TOTAL NET ASSETS | $798.8 million

PORTFOLIO REVIEW
In general, small-cap stock fund managers had difficulty keeping pace with the Russell benchmarks throughout the past several quarters, as typically underweighted sectors, such as REITs (real estate investment trusts) and utilities, were exceptionally strong performers. In addition, sharp reversals from sectors that formerly led the market, including energy and producer durables, caught many managers off guard. Defying conventional wisdom, small-cap consumer discretionary stocks performed well during the quarter ended September 30, 2006, despite fears of higher gasoline and energy prices and a deteriorating housing market. An additional challenge came from the annual rebalancing of the Russell indexes at the end of June, which resulted in a significant reduction in energy and producer durables stocks within the Russell 2000 Value Index, just as those sectors were poised to underperform during the third quarter.

Many of these factors, along with relatively weak stock selections in the technology and financial services sectors, negatively influenced the Fund's return versus its Benchmark, the Russell 2000 Value Index, for the fiscal year ended September 30, 2006. Nevertheless, our timely reductions in energy and materials holdings earlier in the year, strong stock selections within the transportation sector, and a healthy representation in recovering technology stocks helped performance relative to our peer group.

Our financial services, materials and processing, and technology holdings contributed positively to the Fund's absolute return. REITs drove performance in the financials sector, as investors sought exposure to the continued rebound in commercial real estate and to higher-yielding and defensive investments. Materials and processing stocks were exceptionally strong early in the period, as non-residential construction and global infrastructure spending pushed commodity prices higher. Technology stocks were predictably volatile but climbed higher during the period.

Energy, healthcare and consumer staples were the Fund's weakest sectors. In recent months, energy stocks reversed their previous trend of market-leading appreciation, as natural gas and oil prices declined on concerns about global economic slowing. Although the healthcare and consumer staples sectors posted positive returns, these defensive sectors lagged the more cyclical segments of the market.

We made modest changes in the Fund's sector weightings, with steady reductions in "late-cycle," or economically sensitive sectors, including materials and processing, energy, and producer durables, as well as additions to the consumer discretionary, financial services, and technology sectors. We expect capital-spending trends to remain solid for the near term, driven by global infrastructure expansion combined with strong corporate balance sheets and healthy cash flows across many economic sectors. Nevertheless, we believe valuations across many industries are not as attractive as they were in previous quarters. Our exposure to the consumer discretionary sector remains below average, but it is now closer to the Benchmark weight. Recent declines in interest rates and lower gasoline and energy prices may remove some pressure on consumers, but we continue to monitor the housing market as a key risk factor.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. We believe the rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.
 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                       SINCE
                    1 YEAR   5 YEARS   10 YEARS   INCEPTION(a)(b)
                    ----------------------------------------------
                     LOOMIS SAYLES SMALL CAP VALUE: INSTITUTIONAL
                    11.17%    14.34%    12.34%         14.90%
                    ----------------------------------------------
                     LOOMIS SAYLES SMALL CAP VALUE: RETAIL(a)
                    10.87     14.05     12.06          14.71
                    ----------------------------------------------
                     LOOMIS SAYLES SMALL CAP VALUE: ADMIN(a)
                    10.59     13.77     11.70          14.35
                    ----------------------------------------------
                     RUSSELL 2000 VALUE INDEX(c)
                    14.01     16.96     13.38          14.77
                    ----------------------------------------------
                     RUSSELL 2000 INDEX(c)
                     9.92     13.78      9.06          11.40
                    ----------------------------------------------
                     LIPPER SMALL-CAP CORE FUNDS INDEX(b)(c)
                     6.96     13.18      9.85            N/A
                    ----------------------------------------------


CUMULATIVE PERFORMANCE

 INCEPTION TO SEPTEMBER 30, 2006(d)(e)


                                     [CHART]

                Loomis
                Sayles       Lipper Small     Russell
                Small Cap     -Cap Core        Midcap
               Value Fund    Funds Index     Growth Index    Russell 2000 Index
               ----------    -----------     ------------    ------------------
   5/13/1991      $100,000                     $100,000           $100,000
   5/31/1991       102,200                      104,691            104,767
   6/30/1991        98,603                       99,789             98,661
   7/31/1991       106,402                      102,381            102,123
   8/31/1991       114,499                      105,488            105,903
   9/30/1991       114,602                      105,611            106,733
  10/31/1991       116,906                      106,811            109,555
  11/30/1991       114,007                      102,477            104,488
  12/31/1991       130,480         $100,000     109,121            112,855
   1/31/1992       143,750          106,378     118,250            122,000
   2/29/1992       151,800          109,427     123,890            125,558
   3/31/1992       143,649          105,725     122,542            121,309
   4/30/1992       136,337          102,146     120,845            117,059
   5/31/1992       136,541          101,930     124,131            118,615
   6/30/1992       124,635           98,333     120,111            113,006
   7/31/1992       128,087          101,022     124,636            116,938
   8/31/1992       123,912           99,368     122,207            113,638
   9/30/1992       125,275           99,851     124,514            116,259
  10/31/1992       129,246          103,578     127,420            119,954
  11/30/1992       141,576          110,820     135,304            129,133
  12/31/1992       147,621          115,026     140,915            133,632
   1/31/1993       154,382          118,409     148,392            138,155
   2/28/1993       150,832          115,704     148,985            134,964
   3/31/1993       157,136          118,864     154,636            139,343
   4/30/1993       153,129          114,981     150,920            135,518
   5/31/1993       159,668          119,286     155,667            141,515
   6/30/1993       160,466          120,206     157,142            142,398
   7/31/1993       164,366          121,322     159,840            144,364
   8/31/1993       173,192          124,960     166,089            150,600
   9/30/1993       181,107          126,979     170,067            154,850
  10/31/1993       186,033          129,668     173,958            158,836
  11/30/1993       178,927          126,466     169,426            153,608
  12/31/1993       184,062          130,135     174,415            158,860
   1/31/1994       187,964          133,575     180,640            163,841
   2/28/1994       185,107          133,322     180,117            163,248
   3/31/1994       174,426          128,136     172,034            154,629
   4/30/1994       172,473          127,918     173,729            155,548
   5/31/1994       169,868          128,241     173,480            153,802
   6/30/1994       165,825          124,078     168,954            148,579
   7/31/1994       166,738          125,868     172,076            151,020
   8/31/1994       174,558          131,665     178,849            159,435
   9/30/1994       174,435          131,900     176,951            158,902
  10/31/1994       173,267          132,587     173,713            158,274
  11/30/1994       166,371          129,228     166,705            151,882
  12/31/1994       168,800          130,347     171,722            155,963
   1/31/1995       169,323          131,692     170,880            153,995
   2/28/1995       175,893          136,935     177,203            160,401
   3/31/1995       180,096          139,835     178,080            163,164
   4/30/1995       180,619          142,185     183,375            166,792
   5/31/1995       184,303          143,911     187,303            169,659
   6/30/1995       189,298          149,643     193,703            178,461
   7/31/1995       201,905          157,915     200,770            188,740
   8/31/1995       211,617          163,166     206,735            192,645
   9/30/1995       215,553          165,959     209,821            196,085
  10/31/1995       204,387          160,089     201,441            187,316
  11/30/1995       214,239          164,875     209,447            195,186
  12/31/1995       222,958          170,421     215,935            200,336
   1/31/1996       223,404          171,668     217,368            200,120
   2/29/1996       234,619          177,751     220,775            206,358
   3/31/1996       240,015          182,202     225,409            210,558
   4/30/1996       254,272          194,772     231,559            221,817
   5/31/1996       264,748          203,561     237,422            230,558
   6/30/1996       258,500          194,317     234,619            221,091
   7/31/1996       243,947          178,534     222,146            201,780
   8/31/1996       256,168          187,634     231,784            213,495
   9/30/1996       264,827          195,523     238,112            221,839
  10/31/1996       268,720          191,863     240,873            218,420
  11/30/1996       281,565          198,795     253,835            227,419
  12/31/1996       290,856          202,304     262,075            233,380
   1/31/1997       296,033          206,814     266,104            238,044
   2/28/1997       292,185          201,403     268,630            232,272
   3/31/1997       285,815          191,245     261,425            221,312
   4/30/1997       283,129          191,297     265,269            221,929
   5/31/1997       313,905          211,698     286,388            246,618
   6/30/1997       328,627          223,668     300,881            257,187
   7/31/1997       347,457          237,128     313,510            269,155
   8/31/1997       354,719          242,928     318,487            275,313
   9/30/1997       375,860          261,159     339,665            295,465
  10/31/1997       364,021          250,761     330,430            282,485
  11/30/1997       362,674          247,548     334,051            280,658
  12/31/1997       366,409          247,282     345,374            285,570
   1/31/1998       358,348          243,664     339,125            281,064
   2/28/1998       383,720          261,855     359,627            301,846
   3/31/1998       400,833          274,198     374,214            314,295
   4/30/1998       399,070          276,836     376,063            316,034
   5/31/1998       381,950          262,465     362,750            299,014
   6/30/1998       377,023          261,524     360,701            299,643
   7/31/1998       352,629          242,656     332,448            275,385
   8/31/1998       292,224          195,759     280,384            221,911
   9/30/1998       306,981          203,993     296,218            239,277
  10/31/1998       323,128          212,366     305,014            249,036
  11/30/1998       341,417          224,207     313,270            262,084
  12/31/1998       362,449          238,290     323,093            278,302
   1/31/1999       345,450          236,503     315,760            282,000
   2/28/1999       321,061          217,184     294,201            259,160
   3/31/1999       321,254          218,170     291,774            263,206
   4/30/1999       347,436          232,906     318,410            286,791
   5/31/1999       354,419          237,725     328,197            290,980
   6/30/1999       370,794          251,463     340,080            304,138
   7/31/1999       366,196          250,089     332,009            295,793
   8/31/1999       354,001          240,919     319,873            284,846
   9/30/1999       346,213          240,732     313,478            284,908
  10/31/1999       342,820          242,827     307,205            286,062
  11/30/1999       349,951          258,481     308,797            303,142
  12/31/1999       363,774          286,363     318,285            337,458
   1/31/2000       350,278          280,860     309,962            332,039
   2/29/2000       375,043          320,461     328,907            386,870
   3/31/2000       396,308          315,903     330,449            361,364
   4/30/2000       397,140          298,337     332,405            339,619
   5/31/2000       380,142          285,654     327,333            319,825
   6/30/2000       392,611          310,851     336,897            347,705
   7/31/2000       399,168          301,188     348,122            336,518
   8/31/2000       424,116          328,020     363,686            362,194
   9/30/2000       417,754          319,591     361,624            351,549
  10/31/2000       425,524          309,977     360,340            335,856
  11/30/2000       411,865          279,108     353,005            301,380
  12/31/2000       448,109          306,218     390,935            327,263
   1/31/2001       460,566          317,118     401,726            344,302
   2/28/2001       448,776          296,974     401,171            321,711
   3/31/2001       432,620          282,934     394,737            305,974
   4/30/2001       456,414          305,475     413,008            329,910
   5/31/2001       469,741          316,608     423,628            338,019
   6/30/2001       488,061          326,398     440,673            349,691
   7/31/2001       490,892          318,836     430,791            330,762
   8/31/2001       485,198          309,914     429,298            320,079
   9/30/2001       433,912          269,307     381,908            276,992
  10/31/2001       449,186          285,306     391,883            293,202
  11/30/2001       476,541          306,508     420,042            315,901
  12/31/2001       510,233          328,037     445,759            335,399
   1/31/2002       509,519          324,150     451,676            331,911
   2/28/2002       513,900          315,495     454,426            322,814
   3/31/2002       543,758          339,737     488,458            348,760
   4/30/2002       545,226          341,406     505,653            351,938
   5/31/2002       535,194          328,681     488,929            336,318
   6/30/2002       517,319          310,271     478,104            319,631
   7/31/2002       449,808          268,099     407,068            271,357
   8/31/2002       457,140          269,520     405,259            270,666
   9/30/2002       422,672          250,441     376,311            251,228
  10/31/2002       429,773          259,342     381,972            259,283
  11/30/2002       451,304          278,480     412,454            282,423
  12/31/2002       442,730          264,951     394,831            266,698
   1/31/2003       431,219          257,203     383,714            259,316
   2/28/2003       421,904          249,172     370,815            251,481
   3/31/2003       423,128          251,276     374,775            254,719
   4/30/2003       457,867          272,199     410,373            278,871
   5/31/2003       486,483          296,112     452,274            308,797
   6/30/2003       496,748          302,929     459,937            314,386
   7/31/2003       515,823          318,463     482,874            334,057
   8/31/2003       535,373          332,265     501,216            349,373
   9/30/2003       521,935          325,049     495,467            342,924
  10/31/2003       565,204          350,592     535,868            371,722
  11/30/2003       581,651          363,222     556,438            384,913
  12/31/2003       595,611          373,322     576,561            392,722
   1/31/2004       609,191          385,150     596,497            409,784
   2/29/2004       621,009          391,852     608,047            413,458
   3/31/2004       631,318          396,101     616,456            417,311
   4/30/2004       609,474          382,487     584,576            396,035
   5/31/2004       614,228          385,816     591,632            402,338
   6/30/2004       641,561          402,286     621,681            419,282
   7/31/2004       614,936          381,089     593,102            391,050
   8/31/2004       623,730          377,755     598,920            389,041
   9/30/2004       646,309          396,540     622,610            407,304
  10/31/2004       652,578          403,034     632,282            415,322
  11/30/2004       697,214          434,862     688,389            451,346
  12/31/2004       725,661          441,891     704,820            464,706
   1/31/2005       701,714          429,079     677,555            445,317
   2/28/2005       716,450          439,104     691,009            452,860
   3/31/2005       706,133          428,047     676,783            439,896
   4/30/2005       671,391          404,934     641,872            414,704
   5/31/2005       701,402          426,635     681,020            441,846
   6/30/2005       727,284          441,175     711,135            458,889
   7/31/2005       770,121          467,394     751,599            487,962
   8/31/2005       756,798          463,075     734,343            478,915
   9/30/2005       762,626          467,493     733,130            480,417
  10/31/2005       743,712          453,141     714,716            465,500
  11/30/2005       771,527          473,848     743,709            488,098
  12/31/2005       770,987          475,286     738,000            485,868
   1/31/2006       833,746          511,500     799,026            529,437
   2/28/2006       836,497          508,119     798,972            527,979
   3/31/2006       870,208          530,500     837,670            553,595
   4/30/2006       873,863          534,486     839,910            553,505
   5/31/2006       845,724          508,686     805,131            522,420
   6/30/2006       848,177          505,230     815,021            525,779
   7/31/2006       820,950          488,072     803,718            508,671
   8/31/2006       836,548          497,727     827,742            523,731
   9/30/2006       847,842          500,052     835,821            528,091


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 11 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW
Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund's value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

FUND AND MANAGER REVIEW

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

[PHOTO]

Mark Shank
Manager since June 2003

[PHOTO]


                              DAVID SOWERBY, CFA
                           Manager since August 2005

 FUND FACTS
 SYMBOL | LSCGX
 OBJECTIVE | Long-term capital growth
 STRATEGY | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of US federal income tax
 FUND INCEPTION DATE | 10/1/95
 FUND REGISTRATION DATE | 3/7/97
 EXPENSE RATIO | 0.65%
 TOTAL NET ASSETS | $9.1 million

PORTFOLIO REVIEW
The Fund outperformed its benchmark, the S&P 500 Index, for the fiscal year ended September 30, 2006, primarily due to our stock selection efforts, which focused on high-quality companies with accelerating business models. In addition, overweights in the industrials and materials sectors helped the Fund outpace its Benchmark for the period.

We continued to emphasize market sectors in which we believe companies demonstrate earnings leverage. For example, we increased the Fund's weighting in technology, where we identified stocks that exhibited attractive valuations and strong earnings-growth potential in our opinion. We added to existing positions and established new positions in Corning, Hewlett-Packard, QUALCOMM and Texas Instruments. We also decreased the Fund's weightings in consumer discretionary and financials because we were concerned about future earnings growth for Target, Viacom and Wells Fargo, all three of which were sold.

The financials, industrials and materials sectors had the greatest impact on the Fund's performance for the period. In the industrials and materials sectors, the Fund benefited from its emphasis on these areas and from favorable stock selections. Specific holdings that had the greatest positive impact included United Technologies, ARAMARK, Dover and Danaher, and materials stocks Praxair and Ecolab. We sold ARAMARK at a profit. Strong performance from Bear Stearns, Franklin Resources and Goldman Sachs compensated for our underweight in financial stocks.

The Fund's healthcare and energy holdings detracted most from performance. Energy was one of the weakest sectors within the S&P 500 Index for fiscal 2006. The Fund was approximately equal-weighted in energy, but poor performance from ConocoPhillips and Devon Energy compounded the decline. We overweighted healthcare, but poor performance from the Fund's positions in Kinetic Concepts and Medtronic were primarily responsible for the Fund's underperformance. Kinetic Concepts was sold.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we believed it would. The rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we think both should remain at healthy levels. Based on these measures, we believe the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we think the market could reach the higher end of our 5%-10% forecast.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                         SINCE             SINCE
           1 YEAR 5 YEARS 10 YEARS REGISTRATION(a)(b) INCEPTION(a)(b)
           ----------------------------------------------------------

            LOOMIS SAYLES TAX-MANAGED EQUITY: INSTITUTIONAL
           11.32%  6.98%   10.33%         9.25%            10.14%
           ----------------------------------------------------------

            RETURN AFTER TAXES ON DISTRIBUTIONS(c)
           11.09   6.64     7.31          6.17              7.39
           ----------------------------------------------------------

            RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
            SHARES(c)
            7.35   5.85     7.35          6.32              7.37
           ----------------------------------------------------------

            S&P 500 INDEX(c)
           10.79   6.97     8.59          7.30              9.61
           ----------------------------------------------------------

            LIPPER LARGE-CAP CORE FUNDS INDEX(c)
            9.63   5.75     7.29          6.32              8.22
           ----------------------------------------------------------


CUMULATIVE PERFORMANCE

 REGISTRATION TO SEPTEMBER 30, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
            Managed Equity Fund   S&P 500 Index(b)(c)    Core Funds Index(b)(c)
            -------------------   ------------------     ----------------------
   3/7/1997    $25,000                  $25,000                  $25,000
  3/31/1997     23,940                   23,973                   23,930
  4/30/1997     25,001                   25,404                   25,255
  5/31/1997     26,041                   26,951                   26,788
  6/30/1997     26,468                   28,158                   27,950
  7/31/1997     28,508                   30,399                   30,157
  8/31/1997     27,225                   28,696                   28,623
  9/30/1997     28,184                   30,267                   30,096
 10/31/1997     27,268                   29,256                   29,168
 11/30/1997     27,390                   30,611                   30,121
 12/31/1997     27,062                   31,136                   30,668
  1/31/1998     27,503                   31,481                   30,971
  2/28/1998     29,533                   33,751                   33,166
  3/31/1998     31,012                   35,480                   34,806
  4/30/1998     31,629                   35,837                   35,159
  5/31/1998     30,725                   35,221                   34,559
  6/30/1998     31,674                   36,651                   36,200
  7/31/1998     31,918                   36,261                   35,908
  8/31/1998     27,261                   31,018                   30,534
  9/30/1998     29,998                   33,005                   32,051
 10/31/1998     31,255                   35,690                   34,455
 11/30/1998     32,755                   37,853                   36,505
 12/31/1998     36,322                   40,035                   38,928
  1/31/1999     37,525                   41,709                   40,290
  2/28/1999     36,264                   40,412                   39,045
  3/31/1999     38,316                   42,029                   40,616
  4/30/1999     39,431                   43,657                   41,704
  5/31/1999     38,844                   42,626                   40,598
  6/30/1999     41,396                   44,992                   42,863
  7/31/1999     41,189                   43,587                   41,606
  8/31/1999     40,691                   43,371                   41,181
  9/30/1999     39,486                   42,182                   40,065
 10/31/1999     40,015                   44,852                   42,520
 11/30/1999     40,279                   45,763                   43,563
 12/31/1999     43,063                   48,459                   46,461
  1/31/2000     41,775                   46,024                   44,582
  2/29/2000     43,993                   45,153                   44,568
  3/31/2000     48,296                   49,570                   48,443
  4/30/2000     48,296                   48,079                   46,861
  5/31/2000     48,962                   47,092                   45,667
  6/30/2000     48,252                   48,253                   47,339
  7/31/2000     47,321                   47,499                   46,601
  8/31/2000     51,045                   50,449                   49,816
  9/30/2000     49,494                   47,786                   47,163
 10/31/2000     49,449                   47,584                   46,617
 11/30/2000     48,208                   43,832                   42,517
 12/31/2000     50,556                   44,047                   43,037
  1/31/2001     48,442                   45,609                   44,256
  2/28/2001     47,304                   41,451                   40,138
  3/31/2001     45,785                   38,825                   37,674
  4/30/2001     47,411                   41,842                   40,537
  5/31/2001     47,790                   42,122                   40,765
  6/30/2001     45,998                   41,097                   39,682
  7/31/2001     45,510                   40,692                   39,107
  8/31/2001     43,667                   38,145                   36,804
  9/30/2001     41,606                   35,065                   34,011
 10/31/2001     42,309                   35,733                   34,812
 11/30/2001     43,828                   38,474                   37,093
 12/31/2001     44,648                   38,811                   37,514
  1/31/2002     44,259                   38,245                   36,922
  2/28/2002     44,096                   37,507                   36,303
  3/31/2002     46,195                   38,918                   37,539
  4/30/2002     45,423                   36,559                   35,576
  5/31/2002     45,201                   36,289                   35,317
  6/30/2002     42,773                   33,704                   32,878
  7/31/2002     39,903                   31,078                   30,434
  8/31/2002     39,740                   31,281                   30,685
  9/30/2002     37,423                   27,881                   27,705
 10/31/2002     38,804                   30,335                   29,857
 11/30/2002     39,964                   32,121                   31,191
 12/31/2002     38,873                   30,234                   29,548
  1/31/2003     37,652                   29,442                   28,772
  2/28/2003     37,430                   29,000                   28,391
  3/31/2003     37,542                   29,282                   28,630
  4/30/2003     39,926                   31,694                   30,740
  5/31/2003     41,867                   33,363                   32,229
  6/30/2003     41,921                   33,789                   32,548
  7/31/2003     42,642                   34,385                   33,061
  8/31/2003     43,474                   35,055                   33,700
  9/30/2003     42,474                   34,683                   33,264
 10/31/2003     44,360                   36,645                   34,892
 11/30/2003     44,750                   36,968                   35,185
 12/31/2003     46,804                   38,906                   36,877
  1/31/2004     47,998                   39,620                   37,398
  2/29/2004     48,962                   40,171                   37,840
  3/31/2004     48,678                   39,565                   37,247
  4/30/2004     47,997                   38,944                   36,668
  5/31/2004     48,222                   39,478                   37,041
  6/30/2004     49,414                   40,246                   37,704
  7/31/2004     47,373                   38,914                   36,369
  8/31/2004     47,089                   39,071                   36,392
  9/30/2004     48,167                   39,495                   36,809
 10/31/2004     48,282                   40,098                   37,307
 11/30/2004     50,325                   41,720                   38,723
 12/31/2004     51,351                   43,140                   39,934
  1/31/2005     51,069                   42,089                   39,031
  2/28/2005     51,810                   42,974                   39,759
  3/31/2005     50,841                   42,213                   39,031
  4/30/2005     49,417                   41,413                   38,162
  5/31/2005     50,727                   42,730                   39,397
  6/30/2005     50,498                   42,791                   39,532
  7/31/2005     52,493                   44,382                   40,938
  8/31/2005     51,811                   43,977                   40,563
  9/30/2005     52,381                   44,334                   41,032
 10/31/2005     51,296                   43,595                   40,540
 11/30/2005     52,948                   45,243                   42,093
 12/31/2005     53,213                   45,259                   42,217
  1/31/2006     54,703                   46,457                   43,399
  2/28/2006     55,217                   46,584                   43,205
  3/31/2006     56,018                   47,163                   43,986
  4/30/2006     56,533                   47,797                   44,443
  5/31/2006     54,984                   46,421                   43,096
  6/30/2006     54,984                   46,484                   43,132
  7/31/2006     55,842                   46,771                   42,985
  8/31/2006     56,931                   47,884                   44,051
  9/30/2006     58,303                   49,118                   44,982















































































































 INCEPTION TO SEPTEMBER 30, 2006(d)

                                    [CHART]

             Loomis Sayles Tax-                            Lipper Large-Cap
             Managed Equity Fund   S&P 500 Index(b)(c)   Core Funds Index(b)(c)
             -------------------   -------------------   ---------------------
   10/1/1995       $25,000            $25,000                   $25,000
  10/31/1995        24,500             24,911                    24,884
  11/30/1995        25,100             26,004                    25,856
  12/31/1995        25,105             26,505                    26,247
   1/31/1996        25,080             27,407                    27,019
   2/29/1996        25,532             27,661                    27,348
   3/31/1996        25,532             27,928                    27,597
   4/30/1996        26,109             28,339                    27,998
   5/31/1996        26,511             29,070                    28,557
   6/30/1996        26,336             29,181                    28,598
   7/31/1996        24,882             27,892                    27,430
   8/31/1996        25,708             28,480                    28,053
   9/30/1996        27,060             30,083                    29,507
  10/31/1996        27,712             30,913                    30,094
  11/30/1996        29,716             33,250                    32,045
  12/31/1996        29,024             32,591                    31,454
   1/31/1997        30,843             34,627                    33,174
   2/28/1997        30,591             34,898                    33,134
   3/31/1997        29,707             33,464                    31,715
   4/30/1997        31,022             35,462                    33,472
   5/31/1997        32,313             37,621                    35,503
   6/30/1997        32,843             39,307                    37,043
   7/31/1997        35,375             42,434                    39,969
   8/31/1997        33,783             40,057                    37,935
   9/30/1997        34,972             42,251                    39,888
  10/31/1997        33,836             40,840                    38,658
  11/30/1997        33,988             42,730                    39,921
  12/31/1997        33,580             43,464                    40,646
   1/31/1998        34,128             43,945                    41,047
   2/28/1998        36,646             47,114                    43,957
   3/31/1998        38,482             49,527                    46,131
   4/30/1998        39,248             50,025                    46,598
   5/31/1998        38,126             49,165                    45,802
   6/30/1998        39,304             51,162                    47,978
   7/31/1998        39,606             50,618                    47,591
   8/31/1998        33,828             43,299                    40,468
   9/30/1998        37,224             46,073                    42,479
  10/31/1998        38,784             49,821                    45,666
  11/30/1998        40,645             52,841                    48,381
  12/31/1998        45,072             55,885                    51,594
   1/31/1999        46,563             58,222                    53,398
   2/28/1999        44,999             56,413                    51,749
   3/31/1999        47,546             58,670                    53,831
   4/30/1999        48,929             60,942                    55,273
   5/31/1999        48,200             59,503                    53,807
   6/30/1999        51,367             62,805                    56,809
   7/31/1999        51,110             60,844                    55,142
   8/31/1999        50,492             60,543                    54,580
   9/30/1999        48,997             58,883                    53,101
  10/31/1999        49,654             62,609                    56,354
  11/30/1999        49,982             63,882                    57,737
  12/31/1999        53,435             67,645                    61,577
   1/31/2000        51,838             64,246                    59,087
   2/29/2000        54,590             63,030                    59,068
   3/31/2000        59,929             69,196                    64,204
   4/30/2000        59,929             67,114                    62,108
   5/31/2000        60,756             65,737                    60,526
   6/30/2000        59,875             67,358                    62,741
   7/31/2000        58,720             66,305                    61,763
   8/31/2000        63,341             70,423                    66,024
   9/30/2000        61,415             66,705                    62,508
  10/31/2000        61,360             66,423                    61,784
  11/30/2000        59,820             61,187                    56,350
  12/31/2000        62,733             61,486                    57,040
   1/31/2001        60,111             63,667                    58,655
   2/28/2001        58,698             57,862                    53,196
   3/31/2001        56,814             54,197                    49,931
   4/30/2001        58,831             58,408                    53,725
   5/31/2001        59,302             58,800                    54,028
   6/30/2001        57,078             57,368                    52,593
   7/31/2001        56,473             56,804                    51,831
   8/31/2001        54,186             53,248                    48,779
   9/30/2001        51,628             48,948                    45,077
  10/31/2001        52,500             49,881                    46,139
  11/30/2001        54,385             53,707                    49,161
  12/31/2001        55,402             54,178                    49,719
   1/31/2002        54,920             53,387                    48,935
   2/28/2002        54,717             52,358                    48,115
   3/31/2002        57,322             54,327                    49,752
   4/30/2002        56,364             51,033                    47,150
   5/31/2002        56,088             50,657                    46,807
   6/30/2002        53,076             47,049                    43,575
   7/31/2002        49,515             43,382                    40,336
   8/31/2002        49,312             43,666                    40,668
   9/30/2002        46,437             38,920                    36,719
  10/31/2002        48,150             42,346                    39,572
  11/30/2002        49,590             44,838                    41,338
  12/31/2002        48,236             42,204                    39,162
   1/31/2003        46,722             41,099                    38,134
   2/28/2003        46,446             40,482                    37,628
   3/31/2003        46,585             40,875                    37,945
   4/30/2003        49,544             44,242                    40,741
   5/31/2003        51,951             46,573                    42,715
   6/30/2003        52,019             47,167                    43,137
   7/31/2003        52,914             47,999                    43,817
   8/31/2003        53,945             48,935                    44,665
   9/30/2003        52,705             48,415                    44,087
  10/31/2003        55,045             51,154                    46,244
  11/30/2003        55,529             51,604                    46,633
  12/31/2003        58,078             54,310                    48,876
   1/31/2004        59,559             55,307                    49,566
   2/29/2004        60,756             56,076                    50,151
   3/31/2004        60,404             55,230                    49,366
   4/30/2004        59,558             54,363                    48,599
   5/31/2004        59,838             55,109                    49,093
   6/30/2004        61,316             56,181                    49,971
   7/31/2004        58,784             54,321                    48,201
   8/31/2004        58,431             54,541                    48,233
   9/30/2004        59,769             55,132                    48,785
  10/31/2004        59,912             55,974                    49,445
  11/30/2004        62,447             58,239                    51,322
  12/31/2004        63,721             60,220                    52,926
   1/31/2005        63,370             58,753                    51,730
   2/28/2005        64,289             59,989                    52,695
   3/31/2005        63,087             58,927                    51,730
   4/30/2005        61,320             57,809                    50,578
   5/31/2005        62,945             59,649                    52,215
   6/30/2005        62,662             59,733                    52,394
   7/31/2005        65,137             61,955                    54,257
   8/31/2005        64,291             61,389                    53,760
   9/30/2005        64,998             61,887                    54,382
  10/31/2005        63,652             60,855                    53,730
  11/30/2005        65,702             63,157                    55,788
  12/31/2005        66,030             63,178                    55,952
   1/31/2006        67,879             64,851                    57,519
   2/28/2006        68,517             65,027                    57,262
   3/31/2006        69,511             65,837                    58,296
   4/30/2006        70,150             66,721                    58,902
   5/31/2006        68,228             64,800                    57,118
   6/30/2006        68,228             64,888                    57,166
   7/31/2006        69,293             65,289                    56,970
   8/31/2006        70,644             66,842                    58,383
   9/30/2006        72,346             68,564                    59,617































































































































Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee waivers and reimbursements, without such waivers and reimbursements, performance would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund's inception and registration dates; comparative performance is presented from the month end closest to the Fund's inception and registration dates. (c) See page 11 for a description of the Indices and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund's initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW
Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

FUND AND MANAGER REVIEW

LOOMIS SAYLES VALUE FUND

[PHOTO]


                               ARTHUR BARRY, CFA
                            Manager since July 2005

[PHOTO]

James Carroll
Manager since November 2002

/s/ Warren Koontz
                            Manager since June 2000

 FUND FACTS
 SYMBOL | Institutional: LSGIX;
 Retail: LSVRX
 OBJECTIVE | Long-term growth of capital and income
 STRATEGY | Invests primarily in equity securities, including common stocks, convertible securities, and warrants; Fund invests primarily in medium- and large-sized companies, although it may invest in companies of any size
 FUND INCEPTION DATE | 5/13/91
 COMMENCEMENT OF OPERATIONS OF CLASS | Institutional: 5/13/91;
 Retail: 6/30/06
 EXPENSE RATIO | Institutional: 0.85%;
 Retail: 1.10%
 TOTAL NET ASSETS | $71.6 million

PORTFOLIO REVIEW
Our stock selection efforts helped the Fund significantly outperform its Benchmark, the Russell 1000 Value Index, for the fiscal year ended September 30, 2006. We continued to employ a disciplined, bottom-up stock selection process designed to identify stocks trading at significant discounts to their intrinsic value. We believe this strategy may result in attractive long-term investment returns, as stock prices gravitate toward the value of the underlying businesses over time. We believe we can find value in every sector, and our overweights represent our best ideas.

During the fiscal year, we increased the Fund's exposure to utilities by initiating positions in Embarq, a wire-line spin off from Sprint, and Entergy, a large, regulated utility in the South that has recovered nicely since last year's hurricane season. Earlier in the year, we also increased the Fund's weighting in the healthcare sector, adding Pfizer due to its earnings leverage and financial flexibility. At the same time, we decreased our energy weighting as oil and natural gas prices fell in the second half of the year.

Every sector made positive contributions to the Fund's fiscal-year performance. The strongest performers included the financials, utilities and consumer discretionary sectors. The Fund's position in JPMorgan Chase & Co. was primarily responsible for strong performance from the Fund's financial holdings. In addition to beating the market's earnings expectations, JPMorgan advanced on a strong investment management pipeline and excellent credit quality. The utilities sector's largest contributor was BellSouth; the stock rose sharply following AT&T's takeover offer. Several of the Fund's consumer discretionary holdings also bolstered performance. Specifically, Office Depot benefited from cost cutting measures; DIRECTV advanced on strong industry fundamentals and cash flows; and Federated Department Stores posted solid returns stemming from its acquisition of May Department Stores.

The energy sector was volatile due to the sharp correction in the price of key oil and natural gas benchmarks. Relative equity performance shifted in favor of more defensive sector participants, such as ExxonMobil, which we continue to hold, and other major, integrated producers. Most oil service and integrated oil companies also underperformed during the later part of the fiscal year. Detractors included Halliburton and ConocoPhillips.

OUTLOOK
Despite economic data gyrations, energy price volatility and considerable investor worry, the economy has persevered, as we expected it would. The rate of earnings and cash flow growth may slow as the full effects of the Federal Reserve Board's tightening campaign unfold, but we expect both to remain at healthy levels. Based on these measures, we think the market looks attractive from a longer-term valuation standpoint. Near term, however, we are hopeful that increased visibility with respect to inflation, energy prices and Fed intentions will allow investors' risk appetite to return to more normal levels. Should this happen in concert with healthy underlying fundamentals, we believe the market could advance at the higher end of our 5%-10% forecast.

 AVERAGE ANNUAL TOTAL RETURNS
 PERIODS ENDED SEPTEMBER 30, 2006

                                                               SINCE
                      1 YEAR        5 YEARS     10 YEARS    INCEPTION(a)
                      --------------------------------------------------

                      LOOMIS SAYLES VALUE: INSTITUTIONAL
                      18.92%         11.31%       9.38%        11.01%
                      --------------------------------------------------

                      LOOMIS SAYLES VALUE: RETAIL(a)
                      18.61          11.02        9.00         10.41
                      --------------------------------------------------

                      RUSSELL 1000 VALUE INDEX(b)
                      14.62          10.73       11.20         12.75
                      --------------------------------------------------

                      LIPPER LARGE-CAP VALUE FUNDS INDEX(b)
                      12.59           8.01        8.60         10.72
                      --------------------------------------------------


CUMULATIVE PERFORMANCE


 INCEPTION TO SEPTEMBER 30, 2006(c)(d)


                                   [CHART]

                               Russell 1000       Lipper Large-Cap
             Loomis Sayles         Value             Value Funds
              Value Fund      Index(a)(b)(d)         Index(a)(b)
             -------------    --------------      -----------------
   5/13/1991     $100,000         $100,000            $100,000
   5/31/1991      105,500          103,721             104,178
   6/30/1991       99,497           99,351              98,936
   7/31/1991      102,800          103,502             103,543
   8/31/1991      105,298          105,371             106,080
   9/30/1991      102,497          104,581             105,274
  10/31/1991      102,897          106,319             107,264
  11/30/1991       96,199          100,860             102,764
  12/31/1991      107,156          109,312             113,886
   1/31/1992      110,617          109,496             113,049
   2/29/1992      112,951          112,182             115,088
   3/31/1992      110,308          110,549             112,511
   4/30/1992      112,845          115,324             114,580
   5/31/1992      113,048          115,886             115,467
   6/30/1992      110,606          115,175             112,930
   7/31/1992      115,075          119,370             117,320
   8/31/1992      111,714          115,701             114,916
   9/30/1992      112,530          117,299             116,271
  10/31/1992      113,543          117,404             117,054
  11/30/1992      119,844          121,257             121,870
  12/31/1992      122,241          124,162             123,741
   1/31/1993      124,992          127,760             125,160
   2/28/1993      126,154          132,219             126,382
   3/31/1993      128,488          136,124             130,055
   4/30/1993      125,096          134,378             127,630
   5/31/1993      127,848          137,081             131,080
   6/30/1993      127,746          140,118             131,672
   7/31/1993      126,788          141,662             131,283
   8/31/1993      131,872          146,779             136,593
   9/30/1993      131,133          147,025             137,084
  10/31/1993      133,992          146,902             139,445
  11/30/1993      132,089          143,848             137,227
  12/31/1993      136,752          146,595             140,156
   1/31/1994      142,003          152,106             144,725
   2/28/1994      140,583          146,919             141,245
   3/31/1994      134,777          141,443             135,380
   4/30/1994      137,513          144,155             137,064
   5/31/1994      139,040          145,822             139,042
   6/30/1994      134,771          142,329             135,692
   7/31/1994      139,475          146,761             139,650
   8/31/1994      145,611          150,983             145,312
   9/30/1994      140,573          145,980             141,527
  10/31/1994      140,348          148,017             143,846
  11/30/1994      133,780          142,048             138,841
  12/31/1994      135,533          143,698             140,414
   1/31/1995      138,406          148,122             142,943
   2/28/1995      145,990          153,985             148,258
   3/31/1995      149,903          157,372             151,734
   4/30/1995      155,524          162,349             156,145
   5/31/1995      162,181          169,168             161,933
   6/30/1995      163,332          171,460             165,446
   7/31/1995      169,653          177,429             170,676
   8/31/1995      170,569          179,936             171,713
   9/30/1995      175,959          186,443             177,881
  10/31/1995      171,596          184,592             176,458
  11/30/1995      179,403          193,941             184,102
  12/31/1995      183,278          198,815             187,091
   1/31/1996      188,685          205,010             192,845
   2/29/1996      190,327          206,560             195,012
   3/31/1996      192,344          210,072             197,121
   4/30/1996      192,344          210,880             199,801
   5/31/1996      195,999          213,517             203,502
   6/30/1996      196,371          213,691             203,620
   7/31/1996      189,203          205,615             195,633
   8/31/1996      193,725          211,496             200,717
   9/30/1996      203,373          219,903             210,552
  10/31/1996      208,925          228,405             214,999
  11/30/1996      223,508          244,968             230,400
  12/31/1996      222,077          241,842             226,502
   1/31/1997      233,759          253,566             237,933
   2/28/1997      235,325          257,292             239,840
   3/31/1997      227,347          248,041             230,675
   4/30/1997      235,327          258,462             240,938
   5/31/1997      249,565          272,900             254,822
   6/30/1997      261,818          284,607             265,456
   7/31/1997      284,675          306,019             285,462
   8/31/1997      275,679          295,116             273,249
   9/30/1997      289,739          312,953             287,234
  10/31/1997      279,019          304,209             278,568
  11/30/1997      287,278          317,659             287,704
  12/31/1997      286,962          326,932             290,996
   1/31/1998      287,622          322,306             291,413
   2/28/1998      306,662          344,004             310,584
   3/31/1998      315,923          365,045             324,387
   4/30/1998      318,514          367,486             327,685
   5/31/1998      312,972          362,037             322,110
   6/30/1998      312,471          366,677             328,135
   7/31/1998      298,472          360,206             322,445
   8/31/1998      256,507          306,601             278,440
   9/30/1998      274,078          324,199             291,822
  10/31/1998      297,347          349,311             315,192
  11/30/1998      307,605          365,585             331,279
  12/31/1998      317,172          378,028             344,076
   1/31/1999      316,442          381,047             349,796
   2/28/1999      307,107          375,669             341,785
   3/31/1999      318,286          383,443             352,161
   4/30/1999      341,171          419,257             372,913
   5/31/1999      339,158          414,648             366,547
   6/30/1999      347,773          426,687             382,705
   7/31/1999      334,940          414,195             371,840
   8/31/1999      320,839          398,823             365,064
   9/30/1999      302,904          384,885             351,561
  10/31/1999      314,263          407,038             368,492
  11/30/1999      312,283          403,855             369,777
  12/31/1999      312,970          405,805             381,164
   1/31/2000      299,481          392,566             365,052
   2/29/2000      275,403          363,400             349,700
   3/31/2000      303,218          407,740             381,722
   4/30/2000      301,975          402,995             377,472
   5/31/2000      307,169          407,244             377,754
   6/30/2000      299,920          388,631             373,583
   7/31/2000      298,660          393,498             371,895
   8/31/2000      318,790          415,393             393,420
   9/30/2000      313,817          419,197             387,209
  10/31/2000      325,648          429,494             390,302
  11/30/2000      318,581          413,552             373,573
  12/31/2000      335,976          434,271             388,615
   1/31/2001      340,377          435,941             391,848
   2/28/2001      331,153          423,819             372,962
   3/31/2001      318,768          408,842             358,467
   4/30/2001      334,100          428,893             378,777
   5/31/2001      339,546          438,527             384,873
   6/30/2001      333,672          428,801             374,414
   7/31/2001      330,936          427,889             371,863
   8/31/2001      318,559          410,750             354,446
   9/30/2001      291,705          381,841             326,785
  10/31/2001      293,805          378,555             328,915
  11/30/2001      310,082          400,562             350,014
  12/31/2001      316,996          409,997             355,289
   1/31/2002      314,175          406,838             348,734
   2/28/2002      312,667          407,491             346,804
   3/31/2002      323,266          426,770             362,115
   4/30/2002      315,282          412,133             346,679
   5/31/2002      317,457          414,199             347,146
   6/30/2002      294,315          390,417             322,938
   7/31/2002      269,651          354,124             295,042
   8/31/2002      272,887          356,798             297,028
   9/30/2002      241,532          317,126             262,697
  10/31/2002      258,826          340,621             281,973
  11/30/2002      274,821          362,079             299,650
  12/31/2002      264,076          346,352             285,380
   1/31/2003      257,976          337,968             278,585
   2/28/2003      247,940          328,958             271,616
   3/31/2003      246,626          329,504             271,441
   4/30/2003      266,677          358,508             294,358
   5/31/2003      286,278          381,650             312,476
   6/30/2003      291,288          386,422             316,052
   7/31/2003      292,802          392,176             320,454
   8/31/2003      298,688          398,287             325,869
   9/30/2003      294,536          394,401             322,209
  10/31/2003      309,145          418,538             339,986
  11/30/2003      315,235          424,216             344,168
  12/31/2003      333,330          450,364             365,279
   1/31/2004      337,729          458,283             370,813
   2/29/2004      345,227          468,105             378,633
   3/31/2004      344,122          464,008             374,103
   4/30/2004      337,722          452,668             367,208
   5/31/2004      343,024          457,284             369,891
   6/30/2004      349,644          468,089             378,034
   7/31/2004      344,574          461,496             368,935
   8/31/2004      345,884          468,059             371,608
   9/30/2004      351,625          475,314             375,999
  10/31/2004      355,388          483,215             380,005
  11/30/2004      374,330          507,646             396,504
  12/31/2004      383,726          524,645             409,095
   1/31/2005      379,466          515,333             401,162
   2/28/2005      390,888          532,411             412,419
   3/31/2005      386,198          525,106             405,716
   4/30/2005      379,246          515,701             397,685
   5/31/2005      388,424          528,116             406,985
   6/30/2005      395,377          533,898             411,112
   7/31/2005      413,050          549,345             424,509
   8/31/2005      412,843          546,955             422,672
   9/30/2005      419,119          554,635             426,748
  10/31/2005      412,413          540,548             417,847
  11/30/2005      428,744          558,318             432,221
  12/31/2005      432,860          561,653             434,709
   1/31/2006      450,867          583,466             447,397
   2/28/2006      457,044          587,028             448,197
   3/31/2006      464,128          594,980             453,858
   4/30/2006      477,170          610,100             465,137
   5/31/2006      466,768          594,689             453,774
   6/30/2006      466,301          598,493             454,102
   7/31/2006      476,980          613,039             461,048
   8/31/2006      485,517          623,299             469,552
   9/30/2006      498,529          635,724             480,475


Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers and reimbursements, performance would be lower.

(a) Index performance is not available coincident with the Fund's inception date; comparative performance is presented from the month end closest to the Fund's inception date. Performance shown for periods prior to the inception date of the Retail Class (6/30/06) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. (b) See page 11 for a description of the Indices. (c) The mountain chart is based on the Fund's initial minimum investment of $100,000 for Institutional Class shares. (d) Cumulative performance is shown for Institutional Class shares. Performance of the Retail Class would be lower due to higher fees.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

ADDITIONAL INFORMATION

INDEX DEFINITIONS
Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.
Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective. Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective. Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective. Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.
Lipper Large-Cap Value Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap value funds investment objective.
Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
Russell 1000 Value Index is an index comprised of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.
Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. A commonly used benchmark of US equity securities, it is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

AFTER-TAX RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

PROXY VOTING INFORMATION
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330;
(ii) on the Funds' website, www.loomissayles.com, and (iii) on the SEC's website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2006 is available on
(i) the Funds' website and (ii) the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2006 (or commencement of operations if later) through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                               Beginning      Ending      Expenses Paid
                                                             Account Value Account Value  During Period*
Institutional Class                                             4/1/06        9/30/06    4/1/06 - 9/30/06
-------------------                                          ------------- ------------- ----------------
Actual                                                         $1,000.00     $  887.60        $4.73
Hypothetical (5% return before expenses)                       $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                                         $1,000.00     $  886.50        $5.91
Hypothetical (5% return before expenses)                       $1,000.00     $1,018.80        $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and
 Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP GROWTH FUND

                                                               Beginning      Ending      Expenses Paid
                                                             Account Value Account Value  During Period*
Institutional Class                                             4/1/06        9/30/06    4/1/06 - 9/30/06
-------------------                                          ------------- ------------- ----------------
Actual                                                         $1,000.00     $  918.10        $4.81
Hypothetical (5% return before expenses)                       $1,000.00     $1,020.05        $5.06

Retail Class
------------
Actual                                                         $1,000.00     $  917.70        $6.01
Hypothetical (5% return before expenses)                       $1,000.00     $1,018.80        $6.33
*Expenses are equal to the Fund's annualized expense ratio of 1.00% and 1.25% for the Institutional and
 Retail Class, respectively, multiplied by the average account value over the period, multiplied by
 183/365 (to reflect the half-year period).

LOOMIS SAYLES SMALL CAP VALUE FUND

                                           Beginning      Ending      Expenses Paid
                                         Account Value Account Value  During Period*
Institutional Class                         4/1/06        9/30/06    4/1/06 - 9/30/06
-------------------                      ------------- ------------- ----------------
Actual                                     $1,000.00     $  974.30        $4.40
Hypothetical (5% return before expenses)   $1,000.00     $1,020.61        $4.51

Retail Class
------------
Actual                                     $1,000.00     $  973.10        $5.69
Hypothetical (5% return before expenses)   $1,000.00     $1,019.30        $5.82

Admin Class
-----------
Actual                                     $1,000.00     $  972.10        $6.92
Hypothetical (5% return before expenses)   $1,000.00     $1,018.05        $7.08

*Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.15% and 1.40% for the Institutional, Retail and Admin
 Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                      Beginning                Ending                Expenses Paid
                                                    Account Value           Account Value            During Period*
Institutional Class                                   4/1/06(1)                9/30/06              4/1/06 - 9/30/06
-------------------                                 -------------           -------------           ----------------
Actual                                                $1,000.00               $1,040.90                  $3.33
Hypothetical (5% return before expenses)              $1,000.00               $1,021.81                  $3.29
*Expenses are equal to the Fund's annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND

                                                       Beginning                 Ending                 Expenses Paid
                                                     Account Value            Account Value            During Period(1)
Institutional Class                                    4/1/06(1)                 9/30/06               4/1/06 - 9/30/06
-------------------                                  -------------            -------------            ----------------
Actual                                                 $1,000.00                $1,074.00                   $4.42*
Hypothetical (5% return before expenses)               $1,000.00                $1,020.81                   $4.31*

Retail Class
------------
Actual                                                 $1,000.00                $1,068.60                   $2.87+
Hypothetical (5% return before expenses)               $1,000.00                $1,009.83                   $2.79+
/(1)/Retail Class commenced operations on June 30, 2006.
*Expenses are equal to the Fund's annualized expense ratio of 0.85% for the Institutional Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half-year period).
+Expenses are equal to the Fund's annualized expense ratio of 1.10% for the Retail Class, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period from commencement of operations on June 30, 2006).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds' shares, (iv) the procedures employed to determine the value of the Funds' assets, (v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser's affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; and (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of advisory fee waivers and expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. In this regard, the Funds, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through "breakpoints" in its investment advisory fees (lower fee rates applicable to assets in excess of certain threshold levels) or other means, such as expense waivers. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2007.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES AGGRESSIVE GROWTH FUND


                                                            SHARES  VALUE (+)
-----------------------------------------------------------------------------

COMMON STOCKS - 95.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 5.2%
Precision Castparts Corp.                                   20,475 $1,293,201
Rockwell Collins, Inc.(b)                                   18,450  1,011,798
                                                                   ----------
                                                                    2,304,999
                                                                   ----------
AIR FREIGHT & LOGISTICS - 2.0%
Expeditors International of Washington, Inc.(b)             19,700    878,226
                                                                   ----------
BEVERAGES - 3.1%
Hansen Natural Corp.(b)(c)                                  13,750    446,600
Pepsi Bottling Group, Inc.                                  25,300    898,150
                                                                   ----------
                                                                    1,344,750
                                                                   ----------
BIOTECHNOLOGY - 2.9%
Amylin Pharmaceuticals, Inc.(b)(c)                           9,675    426,377
Celgene Corp.(b)(c)                                         13,100    567,230
Vertex Pharmaceuticals, Inc.(b)(c)                           9,075    305,374
                                                                   ----------
                                                                    1,298,981
                                                                   ----------
CAPITAL MARKETS - 4.4%
BlackRock, Inc.(b)                                           7,175  1,069,075
Northern Trust Corp.                                        15,175    886,675
                                                                   ----------
                                                                    1,955,750
                                                                   ----------
CHEMICALS - 2.0%
Ecolab, Inc.                                                21,050    901,361
                                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 4.1%
Corporate Executive Board Co.                                7,525    676,573
Stericycle, Inc.(b)(c)                                      16,425  1,146,301
                                                                   ----------
                                                                    1,822,874
                                                                   ----------
DIVERSIFIED CONSUMER SERVICES - 1.1%
Sotheby's                                                   15,175    489,242
                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 6.4%
Chicago Mercantile Exchange Holdings, Inc.                   2,475  1,183,669
IntercontinentalExchange, Inc.(c)                            8,950    671,876
International Securities Exchange Holdings, Inc., Class A    7,000    328,230
Nasdaq Stock Market, Inc.(b)(c)                             21,025    635,796
                                                                   ----------
                                                                    2,819,571
                                                                   ----------
ELECTRICAL EQUIPMENT - 0.9%
Suntech Power Holdings Co., Ltd. ADR(c)                     15,325    395,845
                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
Mettler-Toledo International, Inc.(c)                       16,075  1,063,361
                                                                   ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 4.1%
C.R. Bard, Inc.                                             10,325    774,375
Hologic, Inc.(c)                                             9,425    410,176
Intuitive Surgical, Inc.(b)(c)                               5,775    608,974
                                                                   ----------
                                                                    1,793,525
                                                                   ----------
HEALTHCARE PROVIDERS & SERVICES - 4.4%
Express Scripts, Inc.(c)                                    11,000    830,390
Humana, Inc.(c)                                             16,525  1,092,137
                                                                   ----------
                                                                    1,922,527
                                                                   ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   SHARES  VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HOTELS, RESTAURANTS & LEISURE - 3.1%
International Game Technology                      16,225 $  673,338
Wendy's International, Inc.                        10,250    686,750
                                                          ----------
                                                           1,360,088
                                                          ----------
INDEPENDENT POWER PRODUCER & ENERGY - 3.4%
AES Corp.(c)                                       32,700    666,753
NRG Energy, Inc.(b)(c)                             18,600    842,580
                                                          ----------
                                                           1,509,333
                                                          ----------
INDUSTRIAL CONGLOMERATES - 1.5%
McDermott International, Inc.(c)                   16,100    672,980
                                                          ----------
INTERNET SOFTWARE & SERVICES - 4.8%
Akamai Technologies, Inc.(b)(c)                    33,825  1,690,912
WebEx Communications, Inc.(b)(c)                   11,425    445,803
                                                          ----------
                                                           2,136,715
                                                          ----------
IT SERVICES - 3.4%
Cognizant Technology Solutions Corp., Class A(c)   20,300  1,503,418
                                                          ----------
LIFE SCIENCES TOOLS & SERVICES - 4.4%
Covance, Inc.(c)                                   13,150    872,897
Pharmaceutical Product Development, Inc.           29,925  1,068,023
                                                          ----------
                                                           1,940,920
                                                          ----------
OIL, GAS & CONSUMABLE FUELS - 3.5%
Denbury Resources, Inc.(c)                         35,425  1,023,783
Southwestern Energy Co.(c)                         17,500    522,725
                                                          ----------
                                                           1,546,508
                                                          ----------
PHARMACEUTICALS - 1.8%
Allergan, Inc.                                      6,875    774,194
                                                          ----------
REAL ESTATE - 2.3%
Jones Lang LaSalle, Inc.(b)                        11,675    997,979
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
FormFactor, Inc.(c)                                14,400    606,672
Linear Technology Corp.                            20,575    640,294
                                                          ----------
                                                           1,246,966
                                                          ----------
SOFTWARE - 5.8%
BEA Systems, Inc.(c)                               49,850    757,720
Citrix Systems, Inc.(c)                            12,200    441,762
Intuit, Inc.(c)                                    20,750    665,867
Salesforce.com, Inc.(b)(c)                         19,650    705,042
                                                          ----------
                                                           2,570,391
                                                          ----------
SPECIALTY RETAIL - 8.3%
American Eagle Outfitters, Inc.                    19,725    864,547
AnnTaylor Stores Corp.(c)                          17,250    722,085
Circuit City Stores, Inc.(b)                       16,700    419,337
GameStop Corp., Class A(b)(c)                      18,850    872,378
Guess?, Inc.(b)(c)                                 15,900    771,627
                                                          ----------
                                                           3,649,974
                                                          ----------

                                                            SHARES      VALUE (+)
---------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

WIRELESS TELECOMMUNICATION SERVICES - 7.8%
American Tower Corp., Class A(c)                            30,200  $   1,102,300
Leap Wireless International, Inc.(b)(c)                     15,150        734,623
NII Holdings, Inc.(b)(c)                                    25,625      1,592,850
                                                                    -------------
                                                                        3,429,773
                                                                    -------------

TOTAL COMMON STOCKS
 (Identified Cost $37,371,105)                                         42,330,251
                                                                    -------------

                                                  PRINCIPAL AMOUNT
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.9%
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/29/06
at 3.450% to be repurchased at $2,016,580
on 10/02/06 collateralized by $1,645,000
U.S. Treasury Bond, 6.875% due 8/15/25
with a value of $2,076,982, including
accrued interest (Note 2g of Notes to
Financial Statements)                                  $ 2,016,000      2,016,000
                                                                    -------------

                                                            SHARES
---------------------------------------------------------------------------------
State Street Securities Lending Quality
 Trust(d)                                               11,173,322     11,173,322
                                                                    -------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $13,189,322)                                         13,189,322
                                                                    -------------

TOTAL INVESTMENTS - 125.8%
 (Identified Cost $50,560,427)(a)                                      55,519,573
 Other assets less liabilities--(25.8)%                              (11,384,636)
                                                                    -------------

TOTAL NET ASSETS - 100.0%                                           $  44,134,937
                                                                    -------------

+  See Note 2a of Notes to Financial
   Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on
   investments based on cost of $50,561,216 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all
   investments in which there is an excess of value over tax
   cost                                                             $   5,482,512
   Aggregate gross unrealized depreciation for all
   investments in which there is an excess of tax cost over
   value                                                                (524,155)
                                                                    -------------
   Net unrealized appreciation                                      $   4,958,357
                                                                    -------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Represents investment of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Specialty Retail                    8.3% Independent Power Producer & Energy      3.4%
Wireless Telecommunication Services 7.8  IT Services                              3.4
Diversified Financial Services      6.4  Hotels, Restaurants & Leisure            3.1
Software                            5.8  Beverages                                3.1
Aerospace & Defense                 5.2  Biotechnology                            2.9
Internet Software & Services        4.8  Semiconductors & Semiconductor Equipment 2.8
Capital Markets                     4.4  Electronic Equipment & Instruments       2.4
Life Sciences Tools & Services      4.4  Real Estate                              2.3
Healthcare Providers & Services     4.4  Chemicals                                2.0
Commercial Services & Supplies      4.1  Air Freight & Logistics                  2.0
Healthcare Equipment & Supplies     4.1  Other, less than 2% each                 5.3
Oil, Gas & Consumable Fuels         3.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES SMALL CAP GROWTH FUND



                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - 97.3% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.0%
Essex Corp.(b)(c)                                11,975 $  208,365
Moog, Inc., Class A(b)(c)                         7,575    262,550
                                                        ----------
                                                           470,915
                                                        ----------
BIOTECHNOLOGY - 4.5%
BioMarin Pharmaceutical, Inc.(b)(c)              12,075    171,827
Cubist Pharmaceuticals, Inc.(b)(c)                6,250    135,875
Digene Corp.(b)(c)                                4,000    172,600
Keryx Biopharmaceuticals, Inc.(b)(c)             12,225    144,622
Myogen, Inc.(c)                                   4,150    145,582
Nuvelo, Inc.(b)(c)                                7,925    144,552
Theravance, Inc.(c)                               5,350    144,664
                                                        ----------
                                                         1,059,722
                                                        ----------
CAPITAL MARKETS - 2.4%
Affiliated Managers Group, Inc.(b)(c)             1,250    125,138
GFI Group, Inc.(b)(c)                             3,825    211,484
Investment Technology Group, Inc.(c)              4,850    217,037
                                                        ----------
                                                           553,659
                                                        ----------
COMMERCIAL BANKS - 1.4%
East West Bancorp, Inc.(b)                        8,350    330,744
                                                        ----------
COMMERCIAL SERVICES & SUPPLIES - 13.3%
Advisory Board Co.(b)(c)                          7,175    362,481
American Reprographics Co.(b)(c)                  7,350    235,641
Corporate Executive Board Co.(b)                  2,800    251,748
CRA International, Inc.(b)(c)                     5,225    249,024
Huron Consulting Group, Inc.(b)(c)                8,525    334,180
ICT Group, Inc.(b)(c)                            10,450    328,861
Kenexa Corp.(b)(c)                                8,050    203,021
Mobile Mini, Inc.(b)(c)                           9,100    258,531
Navigant Consulting, Inc.(b)(c)                  13,375    268,302
On Assignment, Inc.(b)(c)                        23,000    225,630
PeopleSupport, Inc.(c)                           20,800    384,800
                                                        ----------
                                                         3,102,219
                                                        ----------
COMMUNICATIONS EQUIPMENT - 3.6%
Foundry Networks, Inc.(b)(c)                     20,925    275,164
Oplink Communications, Inc.(b)(c)                11,125    222,277
Redback Networks, Inc.(b)(c)                     12,400    172,112
Sonus Networks, Inc.(b)(c)                       32,525    171,082
                                                        ----------
                                                           840,635
                                                        ----------
DIVERSIFIED CONSUMER SERVICES - 2.9%
Bright Horizons Family Solutions, Inc.(b)(c)      2,925    122,060
Sotheby's                                         8,400    270,816
Steiner Leisure Ltd.(c)                           6,575    276,479
                                                        ----------
                                                           669,355
                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 1.1%
Cogent Communications Group, Inc.(b)(c)          21,175    245,418
                                                        ----------
ENERGY EQUIPMENT & SERVICES - 3.6%
Dril-Quip, Inc.(b)(c)                             3,600    243,648
Oil States International, Inc.(c)                 7,950    218,625

                                                     SHARES  VALUE (+)
----------------------------------------------------------------------

COMMON STOCKS - CONTINUED

ENERGY EQUIPMENT & SERVICES - CONTINUED
Tesco Corp.(c)                                        8,550 $  132,440
Universal Compression Holdings, Inc.(b)(c)            4,750    253,887
                                                            ----------
                                                               848,600
                                                            ----------
HEALTH CARE TECHNOLOGY - 1.8%
Allscripts Healthcare Solutions, Inc.(c)              7,875    176,794
Emageon, Inc.(b)(c)                                  15,575    242,814
                                                            ----------
                                                               419,608
                                                            ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 10.1%
American Medical Systems Holdings, Inc.(b)(c)        14,500    267,235
ArthroCare Corp.(b)(c)                                5,675    265,930
Conor Medsystems, Inc.(b)(c)                          7,075    166,758
Hologic, Inc.(b)(c)                                   5,375    233,920
Inverness Medical Innovations, Inc.(b)(c)             7,225    251,141
Meridian Bioscience, Inc.(b)                          8,450    198,659
NuVasive, Inc.(b)(c)                                 11,675    234,784
PolyMedica Corp.(b)                                   7,075    302,881
Spectranetics Corp. (The)(b)(c)                      15,225    178,133
Viasys Healthcare, Inc.(c)                            9,575    260,823
                                                            ----------
                                                             2,360,264
                                                            ----------
HEALTHCARE PROVIDERS & SERVICES - 4.9%
AMN Healthcare Services, Inc.(b)(c)                  11,425    271,344
HealthExtras, Inc.(b)(c)                              9,850    278,853
inVentiv Health, Inc.(c)                             11,325    362,740
NovaMed, Inc.(c)                                     28,700    226,156
                                                            ----------
                                                             1,139,093
                                                            ----------
HOTELS, RESTAURANTS & LEISURE - 1.7%
McCormick & Schmick's Seafood Restaurants, Inc.(c)   11,850    266,507
Pinnacle Entertainment, Inc.(c)                       4,250    119,510
                                                            ----------
                                                               386,017
                                                            ----------
HOUSEHOLD DURABLES - 0.4%
Lifetime Brands, Inc.(b)                              5,600    103,712
                                                            ----------
INSURANCE - 3.3%
Arch Capital Group Ltd.(c)                            5,400    342,846
Argonaut Group, Inc.(b)(c)                            5,675    176,095
ProAssurance Corp.(b)(c)                              4,950    243,936
                                                            ----------
                                                               762,877
                                                            ----------
INTERNET & CATALOG RETAIL - 0.8%
Coldwater Creek, Inc.(b)(c)                           6,862    197,351
                                                            ----------
INTERNET SOFTWARE & SERVICES - 3.2%
aQuantive, Inc.(b)(c)                                 7,650    180,693
j2 Global Communications, Inc.(b)(c)                  5,875    159,624
Online Resources Corp.(b)(c)                         20,200    247,450
Websense, Inc.(b)(c)                                  7,750    167,477
                                                            ----------
                                                               755,244
                                                            ----------
IT SERVICES - 3.0%
Heartland Payment Systems, Inc.(b)                    8,625    224,250
Lightbridge, Inc.(c)                                 17,475    204,807
SRA International, Inc., Class A(b)(c)                9,075    272,795
                                                            ----------
                                                               701,852
                                                            ----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                  SHARES  VALUE (+)
-------------------------------------------------------------------

COMMON STOCKS - CONTINUED

LEISURE EQUIPMENT & PRODUCTS - 0.8%
Smith & Wesson Holding Corp.(b)(c)                13,325 $  184,951
                                                         ----------
MACHINERY - 3.4%
American Science & Engineering, Inc.(b)(c)         4,375    212,275
Flow International Corp.(b)(c)                    22,850    296,364
RBC Bearings, Inc.(c)                             12,193    294,461
                                                         ----------
                                                            803,100
                                                         ----------
MEDIA - 0.9%
Morningstar, Inc.(b)(c)                            5,975    220,478
                                                         ----------
OIL, GAS & CONSUMABLE FUELS - 2.1%
Arena Resources, Inc.(b)(c)                        4,475    143,737
Helix Energy Solutions Group, Inc.(b)(c)           6,000    200,400
Parallel Petroleum Corp.(b)(c)                     7,400    148,444
                                                         ----------
                                                            492,581
                                                         ----------
PHARMACEUTICALS - 0.8%
Santarus, Inc.(b)(c)                              25,250    187,355
                                                         ----------
REAL ESTATE - 2.0%
Jones Lang LaSalle, Inc.(b)                        2,700    230,796
Trammell Crow Co.(c)                               6,575    240,053
                                                         ----------
                                                            470,849
                                                         ----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
ATMI, Inc.(b)(c)                                   7,525    218,752
Cypress Semiconductor Corp.(b)(c)                 10,850    192,805
Netlogic Microsystems, Inc.(b)(c)                  7,475    189,641
Tessera Technologies, Inc.(b)(c)                   8,925    310,411
Volterra Semiconductor Corp.(b)(c)                15,125    245,781
                                                         ----------
                                                          1,157,390
                                                         ----------
SOFTWARE - 4.8%
Blackboard, Inc.(b)(c)                             8,450    223,925
Informatica Corp.(b)(c)                           20,100    273,159
Opsware, Inc.(c)                                  14,600    131,546
Quest Software, Inc.(b)(c)                        14,850    212,058
Ultimate Software Group, Inc.(b)(c)               12,050    283,536
                                                         ----------
                                                          1,124,224
                                                         ----------
SPECIALTY RETAIL - 2.4%
Dick's Sporting Goods, Inc.(b)(c)                  7,450    339,124
Guess?, Inc.(b)(c)                                 4,500    218,385
                                                         ----------
                                                            557,509
                                                         ----------
TEXTILES APPAREL & LUXURY GOODS - 5.5%
Carter's, Inc.(b)(c)                               4,850    127,992
Movado Group, Inc.(b)                             11,125    282,797
Phillips-Van Heusen Corp.                          7,975    333,116
Quiksilver, Inc.(b)(c)                            28,400    345,060
Under Armour, Inc., Class A(b)(c)                  4,825    193,096
                                                         ----------
                                                          1,282,061
                                                         ----------
THRIFTS & MORTGAGE FINANCE - 1.2%
PFF Bancorp, Inc.                                  7,775    287,986
                                                         ----------

                                                             SHARES     VALUE (+)
---------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TRADING COMPANIES & DISTRIBUTORS - 3.3%
Aircastle Ltd.(b)                                             6,200  $    180,172
NuCo2, Inc.(b)(c)                                            12,225       328,853
Williams Scotsman International, Inc.(b)(c)                  12,225       261,126
                                                                     ------------
                                                                          770,151
                                                                     ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.1%
SBA Communications Corp., Class A(b)(c)                      11,000       267,630
                                                                     ------------

TOTAL COMMON STOCKS
 (Identified Cost $20,471,943)                                         22,753,550
                                                                     ------------

                                                   PRINCIPAL AMOUNT
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.3%
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 9/29/06
at 3.450% to be repurchased at $888,255 on
10/02/06 collateralized by $920,000 U.S.
Treasury Note, 3.375% due 11/15/2008 with a
value of $919,175, including accrued
interest (Note 2g of Notes to Financial
Statements)                                              $  888,000       888,000
                                                                     ------------

                                                             SHARES
---------------------------------------------------------------------------------
State Street Securities Lending Quality
 Trust(d)                                                 5,968,124     5,968,124
                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $6,856,124)                                           6,856,124
                                                                     ------------

TOTAL INVESTMENTS - 126.6%
 (Identified Cost $27,328,067)(a)                                      29,609,674
 Other assets less liabilities--(26.6)%                               (6,214,047)
                                                                     ------------

TOTAL NET ASSETS - 100.0%                                            $ 23,395,627
                                                                     ------------

+  See Note 2a of Notes to Financial
   Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on
   investments based on cost of $27,340,802 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities
   in which there is an excess of value over cost                    $  2,829,265
   Aggregate gross unrealized depreciation for all securities
   in which there is an excess of cost over value                       (560,393)
                                                                     ------------
   Net unrealized appreciation                                       $  2,268,872
                                                                     ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Represents investment of security lending collateral.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Services & Supplies           13.3% Insurance                      3.3%
Healthcare Equipment & Supplies          10.1  Internet Software & Services   3.2
Textiles Apparel & Luxury Goods           5.5  IT Services                    3.0
Semiconductors & Semiconductor Equipment  5.0  Diversified Consumer Services  2.9
Healthcare Providers & Services           4.9  Specialty Retail               2.4
Software                                  4.8  Capital Markets                2.4
Biotechnology                             4.5  Oil, Gas & Consumable Fuels    2.1
Energy Equipment & Services               3.6  Aerospace & Defense            2.0
Communications Equipment                  3.6  Real Estate                    2.0
Machinery                                 3.4  Other, less than 2% each      12.0
Trading Companies & Distributors          3.3

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES SMALL CAP VALUE FUND



                                               SHARES   VALUE (+)
-----------------------------------------------------------------

COMMON STOCKS - 96.8% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 1.0%
Moog, Inc., Class A(c)                        231,250 $ 8,015,125
                                                      -----------
AUTO COMPONENTS - 0.4%
Gentex Corp.(b)                               230,275   3,272,208
                                                      -----------
AUTOMOBILES - 0.4%
Winnebago Industries, Inc.(b)                 108,625   3,408,653
                                                      -----------
BUILDING PRODUCTS - 1.2%
Griffon Corp.(b)(c)                           288,400   6,884,108
Lennox International, Inc.                    104,600   2,395,340
                                                      -----------
                                                        9,279,448
                                                      -----------
CAPITAL MARKETS - 0.3%
Stifel Financial Corp.(b)(c)                   76,975   2,443,187
                                                      -----------
CHEMICALS - 3.3%
Cytec Industries, Inc.                        129,550   7,201,684
FMC Corp.                                      72,825   4,665,898
MacDermid, Inc.                               145,275   4,738,871
Minerals Technologies, Inc.(b)                 74,975   4,003,665
Spartech Corp.(b)                             211,225   5,654,493
                                                      -----------
                                                       26,264,611
                                                      -----------
COMMERCIAL BANKS - 10.7%
Alabama National Bancorp(b)                    88,525   6,041,831
Capital Corporation of the West(b)             68,825   2,134,952
Centerstate Banks of Florida, Inc.(b)         179,875   3,615,488
Community Bancorp(b)(c)                       108,700   3,316,437
CVB Financial Corp.(b)                        273,411   4,038,280
East West Bancorp, Inc.(b)                    181,825   7,202,088
First Charter Corp.                           192,800   4,638,768
First Midwest Bancorp, Inc.(b)                195,525   7,408,442
First State Bancorporation(b)                 217,002   5,635,542
IBERIABANK Corp.(b)                            96,869   5,909,009
Independent Bank Corp.(b)                     120,671   2,929,898
Midwest Banc Holdings, Inc.(b)                103,550   2,528,691
Pennsylvania Commerce Bancorp, Inc.(b)(c)      95,525   2,507,531
PrivateBankcorp, Inc.(b)                      123,325   5,638,419
Seacoast Banking Corp. of Florida(b)          156,525   4,727,055
Signature Bank(b)(c)                          200,800   6,210,744
Sterling Bancshares, Inc.                     180,900   3,663,225
Texas Regional Bancshares, Inc., Class A(b)   112,117   4,310,899
United Community Banks, Inc.(b)               105,100   3,158,255
                                                      -----------
                                                       85,615,554
                                                      -----------
COMMERCIAL SERVICES & SUPPLIES - 3.8%
Adesa, Inc.                                    92,500   2,137,675
American Ecology Corp.(b)                     163,450   3,226,503
McGrath Rentcorp.(b)                          271,200   6,942,720
Navigant Consulting, Inc.(b)(c)               164,700   3,303,882
Rollins, Inc.(b)                              371,475   7,841,837
Standard Parking Corp.(c)                      32,775   1,028,479
Waste Connections, Inc.(b)(c)                 158,625   6,013,474
                                                      -----------
                                                       30,494,570
                                                      -----------

                                                  SHARES   VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

COMMUNICATIONS EQUIPMENT - 3.9%
ADTRAN, Inc.                                     342,375 $ 8,162,220
Anaren, Inc.(b)(c)                               149,800   3,156,286
CommScope, Inc.(b)(c)                            323,375  10,626,103
Comtech Telecommunications Corp.(b)(c)           131,925   4,416,849
Stratex Networks, Inc.(c)                        403,594   1,791,957
Tekelec(b)(c)                                    203,375   2,635,740
                                                         -----------
                                                          30,789,155
                                                         -----------
COMPUTERS & PERIPHERALS - 1.7%
Electronics for Imaging, Inc.(b)(c)              245,300   5,612,464
Hutchinson Technology, Inc.(b)(c)                 94,075   1,978,397
Imation Corp.(b)                                  99,850   4,008,978
Komag, Inc.(b)(c)                                 64,775   2,070,209
                                                         -----------
                                                          13,670,048
                                                         -----------
CONSTRUCTION & ENGINEERING - 1.8%
Insituform Technologies, Inc., Class A(b)(c)     303,000   7,356,840
Michael Baker Corp.(b)(c)                        116,175   2,365,323
Washington Group International, Inc.(b)(c)        75,050   4,417,443
                                                         -----------
                                                          14,139,606
                                                         -----------
CONSTRUCTION MATERIALS - 0.9%
Eagle Materials, Inc.(b)                          57,500   1,936,600
Texas Industries, Inc.(b)                         99,425   5,176,065
                                                         -----------
                                                           7,112,665
                                                         -----------
CONSUMER FINANCE - 3.2%
Advanta Corp., Class B(b)                        255,280   9,419,832
Dollar Financial Corp.(c)                        278,975   6,087,235
First Cash Financial Services, Inc.(b)(c)        298,650   6,149,203
United PanAm Financial Corp.(c)                  227,875   3,527,505
                                                         -----------
                                                          25,183,775
                                                         -----------
CONTAINERS & PACKAGING - 0.7%
Rock-Tenn Co., Class A(b)                        296,250   5,865,750
                                                         -----------
DIVERSIFIED CONSUMER SERVICES - 0.8%
Regis Corp.(b)                                    59,200   2,122,320
Vertrue, Inc.(b)(c)                              113,500   4,462,820
                                                         -----------
                                                           6,585,140
                                                         -----------
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Medallion Financial Corp.(b)                     125,500   1,384,265
                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.9%
Commonwealth Telephone Enterprises, Inc.(b)       69,925   2,883,008
Iowa Telecommunications Services, Inc.(b)        233,000   4,611,070
                                                         -----------
                                                           7,494,078
                                                         -----------
ELECTRIC UTILITIES - 1.0%
ALLETE, Inc.(b)                                   47,958   2,083,775
ITC Holdings Corp.(b)                             76,975   2,401,620
Portland General Electric Co.(b)                 146,425   3,574,234
                                                         -----------
                                                           8,059,629
                                                         -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                              SHARES   VALUE (+)
----------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRICAL EQUIPMENT - 2.5%
General Cable Corp.(b)(c)                    234,125 $ 8,945,916
II-VI, Inc.(b)(c)                            294,500   7,338,940
Lamson & Sessions Co. (The)(b)(c)            162,125   3,861,818
                                                     -----------
                                                      20,146,674
                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Anixter International, Inc.(b)               136,975   7,734,978
Daktronics, Inc.(b)                           82,775   1,712,615
Excel Technology, Inc.(b)(c)                 133,550   3,951,745
Keithley Instruments, Inc.                   251,875   3,211,406
Rofin-Sinar Technologies, Inc.(b)(c)          90,825   5,519,435
                                                     -----------
                                                      22,130,179
                                                     -----------
ENERGY EQUIPMENT & SERVICES - 0.9%
FMC Technologies, Inc.(c)                     76,925   4,130,872
Universal Compression Holdings, Inc.(b)(c)    63,275   3,382,049
                                                     -----------
                                                       7,512,921
                                                     -----------
FOOD & STAPLES RETAILING - 1.2%
Casey's General Stores, Inc.                 168,350   3,749,154
Smart & Final, Inc.(b)(c)                    334,625   5,712,049
                                                     -----------
                                                       9,461,203
                                                     -----------
FOOD PRODUCTS - 1.0%
J & J Snack Foods Corp.(b)                   117,607   3,657,578
Ralcorp Holdings, Inc.(c)                     91,075   4,392,547
                                                     -----------
                                                       8,050,125
                                                     -----------
GAS UTILITIES - 2.1%
ONEOK, Inc.                                   95,725   3,617,448
UGI Corp.(b)                                 549,500  13,435,275
                                                     -----------
                                                      17,052,723
                                                     -----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.3%
Arrow International, Inc.(b)                 156,175   4,967,927
Intermagnetics General Corp.(b)(c)           217,912   5,894,519
Symmetry Medical, Inc.(b)(c)                 170,925   2,579,258
West Pharmaceutical Services, Inc.           118,125   4,638,769
                                                     -----------
                                                      18,080,473
                                                     -----------
HEALTHCARE PROVIDERS & SERVICES - 1.0%
Healthspring, Inc.(c)                        223,425   4,300,931
Option Care, Inc.(b)                         248,125   3,322,394
                                                     -----------
                                                       7,623,325
                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 2.6%
Bob Evans Farms, Inc.(b)                     196,175   5,940,179
CEC Entertainment, Inc.(c)                   248,275   7,823,145
Morton's Restaurant Group, Inc.(b)(c)        224,075   3,452,996
Trump Entertainment Resorts, Inc.(b)(c)      210,650   3,572,624
                                                     -----------
                                                      20,788,944
                                                     -----------
HOUSEHOLD DURABLES - 0.4%
Sealy Corp.                                  272,025   3,552,647
                                                     -----------

                                                        SHARES   VALUE (+)
--------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

INSURANCE - 6.4%
American Equity Investment Life Holding Co.(b)         473,050 $ 5,804,323
AmerUs Group Co.                                        60,525   4,116,305
Delphi Financial Group, Inc.(b)                        219,512   8,754,139
Midland Co. (The)(b)                                    81,718   3,540,024
National Financial Partners Corp.(b)                   188,575   7,737,232
Navigators Group, Inc.(b)(c)                           121,325   5,824,813
Protective Life Corp.                                   86,350   3,950,513
RLI Corp.(b)                                           126,325   6,416,047
United Fire & Casualty Co.(b)                          160,075   5,010,347
                                                               -----------
                                                                51,153,743
                                                               -----------
INTERNET & CATALOG RETAIL - 0.0%
FTD Group, Inc.(b)(c)                                   13,400     207,030
                                                               -----------
INTERNET SOFTWARE & SERVICES - 0.5%
Digitas, Inc.(b)(c)                                    421,900   4,058,678
                                                               -----------

IT SERVICES - 1.8%
Perot Systems Corp., Class A(b)(c)                     411,625   5,676,309
Wright Express Corp.(c)                                375,900   9,044,154
                                                               -----------
                                                                14,720,463
                                                               -----------
LIFE SCIENCES TOOLS & SERVICES - 0.3%
Charles River Laboratories International, Inc.(b)(c)    46,450   2,016,395
                                                               -----------
MACHINERY - 5.4%
Actuant Corp., Class A(b)                              138,100   6,918,810
Albany International Corp., Class A(b)                 207,175   6,592,308
Barnes Group, Inc.(b)                                  354,475   6,224,581
Commercial Vehicle Group, Inc.(b)(c)                   190,475   3,668,549
ESCO Technologies, Inc.(b)(c)                           34,350   1,581,474
Harsco Corp.                                            77,950   6,052,817
IDEX Corp.(b)                                           62,500   2,690,625
Nordson Corp.(b)                                        72,175   2,876,896
RBC Bearings, Inc.(b)(c)                               264,483   6,387,264
                                                               -----------
                                                                42,993,324
                                                               -----------
MARINE - 0.5%
American Commercial Lines, Inc.(b)(c)                   66,250   3,938,562
                                                               -----------
MEDIA - 4.1%
Alloy, Inc.(b)(c)                                      348,650   4,117,556
Harte-Hanks, Inc.                                      248,025   6,535,459
John Wiley & Sons, Inc., Class A                       281,900  10,151,219
Journal Communications, Inc.(b)                        357,550   4,029,589
Live Nation, Inc.(b)(c)                                394,650   8,058,753
                                                               -----------
                                                                32,892,576
                                                               -----------
METALS & MINING - 1.2%
Chaparral Steel Co.(c)                                 146,075   4,975,314
Reliance Steel & Aluminum Co.                          144,625   4,648,248
                                                               -----------
                                                                 9,623,562
                                                               -----------
MULTI-UTILITIES & UNREGULATED POWER - 1.0%
NorthWestern Corp.(b)                                  232,350   8,127,603
                                                               -----------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                           SHARES   VALUE (+)
-----------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

MULTILINE RETAIL - 0.7%
Big Lots, Inc.(b)(c)                                      101,825 $ 2,017,153
Dollar Tree Stores, Inc.(b)(c)                            122,275   3,785,634
                                                                  -----------
                                                                    5,802,787
                                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 3.1%
Alpha Natural Resources, Inc.(b)(c)                       290,850   4,583,796
ATP Oil & Gas Corp.(b)(c)                                 102,100   3,771,574
Denbury Resources, Inc.(c)                                209,300   6,048,770
Helix Energy Solutions Group, Inc.(b)(c)                  183,497   6,128,800
Mariner Energy, Inc.(b)(c)                                206,425   3,792,027
                                                                  -----------
                                                                   24,324,967
                                                                  -----------
PHARMACEUTICALS - 0.3%
Perrigo Co.                                               129,275   2,193,797
                                                                  -----------
REAL ESTATE - 6.7%
BioMed Realty Trust, Inc. REIT                            245,575   7,450,746
CBL & Associates Properties, Inc. REIT(b)                 139,800   5,859,018
Corporate Office Properties Trust REIT(b)                 174,975   7,831,881
First Potomac Realty Trust REIT(b)                        246,850   7,459,807
Kite Realty Group Trust REIT(b)                           360,775   6,147,606
LaSalle Hotel Properties REIT(b)                          172,525   7,477,233
Newcastle Investment Corp. REIT(b)                        169,325   4,641,198
Potlatch Corp.(b)                                          84,586   3,138,141
Windrose Medical Properties Trust REIT(b)                 191,950   3,393,676
                                                                  -----------
                                                                   53,399,306
                                                                  -----------
ROAD & RAIL - 1.9%
Genesee & Wyoming, Inc., Class A(b)(c)                    137,762   3,198,834
Laidlaw International, Inc.                               248,875   6,801,754
Landstar System, Inc.(b)                                   65,150   2,781,905
Marten Transport Ltd.(b)(c)                               117,950   2,015,765
                                                                  -----------
                                                                   14,798,258
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Diodes, Inc.(b)(c)                                        101,175   4,367,725
DSP Group, Inc.(c)                                        177,850   4,063,872
Entegris, Inc.(b)(c)                                      599,225   6,537,545
Fairchild Semiconductor International, Inc., Class A(c)   318,275   5,951,742
Integrated Device Technology, Inc.(c)                     288,500   4,633,310
                                                                  -----------
                                                                   25,554,194
                                                                  -----------
SOFTWARE - 1.9%
Hyperion Solutions Corp.(c)                               206,187   7,109,328
MapInfo Corp.(b)(c)                                       257,600   3,305,008
Progress Software Corp.(c)                                102,750   2,671,500
Quest Software, Inc.(b)(c)                                158,300   2,260,524
                                                                  -----------
                                                                   15,346,360
                                                                  -----------
SPECIALTY RETAIL - 2.3%
Jo-Ann Stores, Inc.(b)(c)                                 271,925   4,546,586
Pier 1 Imports, Inc.(b)                                   222,150   1,648,353
Rent-A-Center, Inc.(c)                                    254,525   7,455,037
Sonic Automotive, Inc.(b)                                 218,775   5,051,515
                                                                  -----------
                                                                   18,701,491
                                                                  -----------

                                                                                                 SHARES       VALUE (+)
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

TEXTILES APPAREL & LUXURY GOODS - 1.6%
Fossil, Inc.(b)(c)                                                                              397,500  $    8,562,150
Hanesbrands, Inc.(b)(c)                                                                         187,425       4,218,937
                                                                                                         --------------
                                                                                                             12,781,087
                                                                                                         --------------
TRADING COMPANIES & DISTRIBUTORS - 0.4%
Electro Rent Corp.(b)(c)                                                                        168,532       2,866,729
                                                                                                         --------------
WATER UTILITIES - 0.5%
American States Water Co.(b)                                                                     98,625       3,772,406
                                                                                                         --------------

TOTAL COMMON STOCKS
 (Identified Cost $640,455,511)                                                                             772,749,999
                                                                                                         --------------

EXCHANGE TRADED FUNDS - 1.0%
iShares Russell 2000 Value Index Fund(b)                                                        109,650       8,086,688
                                                                                                         --------------

TOTAL EXCHANGE TRADED FUNDS
 (Identified Cost $7,788,841)                                                                                 8,086,688
                                                                                                         --------------

                                                                                       PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.4%

COMMERCIAL PAPER - 3.7%
New Center Asset Trust, 3.75%, 10/02/2006(d)                                               $ 29,569,000      29,565,920
                                                                                                         --------------

                                                                                                 SHARES
-----------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(e)                                            205,404,052     205,404,052
                                                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $234,969,972)                                                                             234,969,972
                                                                                                         --------------

TOTAL INVESTMENTS - 127.2%
 (Identified Cost $883,214,324)(a)                                                                        1,015,806,659
 Other assets less liabilities--(27.2)%                                                                   (217,035,371)
                                                                                                         --------------

TOTAL NET ASSETS - 100.0%                                                                                $  798,771,288
                                                                                                         --------------
+  See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on investments based on cost of
   $883,475,427 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of
   value over tax cost                                                                                   $  145,491,816
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
   cost over value                                                                                         (13,160,584)
                                                                                                         --------------
   Net unrealized appreciation                                                                           $  132,331,232
                                                                                                         --------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of security lending collateral.
REITReal Estate Investment Trust.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Commercial Banks                         10.7% Consumer Finance                    3.2%
Real Estate                               6.7  Oil, Gas & Consumable Fuels         3.1
Insurance                                 6.4  Electronic Equipment & Instruments  2.8
Machinery                                 5.4  Hotels, Restaurants & Leisure       2.6
Media                                     4.1  Electrical Equipment                2.5
Communications Equipment                  3.9  Specialty Retail                    2.3
Commercial Services & Supplies            3.8  Healthcare Equipment & Supplies     2.3
Chemicals                                 3.3  Gas Utilities                       2.1
Semiconductors & Semiconductor Equipment  3.2  Other, less than 2% each           29.4

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES TAX-MANAGED EQUITY FUND



                                                 SHARES VALUE (+)
-----------------------------------------------------------------
COMMON STOCKS - 95.9% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 4.9%
Honeywell International, Inc.                     4,025  $164,623
United Technologies Corp.                         4,450   281,907
                                                        ---------
                                                          446,530
                                                        ---------
BEVERAGES - 3.0%
Molson Coors Brewing Co., Class B(b)              2,050   141,245
PepsiCo, Inc.                                     2,050   133,783
                                                        ---------
                                                          275,028
                                                        ---------
BIOTECHNOLOGY - 2.6%
Amgen, Inc.(c)                                    3,300   236,049
                                                        ---------
CAPITAL MARKETS - 7.5%
Bear Stearns Cos., Inc.(b)                        1,100   154,110
Franklin Resources, Inc.                          2,125   224,719
Goldman Sachs Group, Inc.                         1,800   304,506
                                                        ---------
                                                          683,335
                                                        ---------
CHEMICALS - 5.1%
Ecolab, Inc.(b)                                   5,300   226,946
Praxair, Inc.(b)                                  4,025   238,119
                                                        ---------
                                                          465,065
                                                        ---------
COMMERCIAL BANKS - 1.6%
Zions Bancorporation                              1,775   141,663
                                                        ---------
COMMUNICATIONS EQUIPMENT - 9.1%
Cisco Systems, Inc.(c)                           13,675   314,525
Corning, Inc.(c)                                  6,725   164,157
Harris Corp.                                      5,250   233,572
QUALCOMM, Inc.                                    3,050   110,868
                                                        ---------
                                                          823,122
                                                        ---------
COMPUTERS & PERIPHERALS - 3.0%
Hewlett-Packard Co.                               7,500   275,175
                                                        ---------
DIVERSIFIED FINANCIAL SERVICES - 4.3%
Bank of America Corp.                             5,200   278,564
Citigroup, Inc.                                   2,225   110,516
                                                        ---------
                                                          389,080
                                                        ---------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 2.2%
AT&T, Inc.(b)                                     6,200   201,872
                                                        ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
Flextronics International, Ltd.(c)               12,750   161,160
                                                        ---------
ENERGY EQUIPMENT & SERVICES - 1.9%
GlobalSantaFe Corp.(b)                            3,500   174,965
                                                        ---------

FOOD & STAPLES RETAILING - 1.5%
CVS Corp.                                         4,200   134,904
                                                        ---------
HEALTHCARE EQUIPMENT & SUPPLIES - 3.5%
Medtronic, Inc.                                   4,225   196,209
Zimmer Holdings, Inc.(b)(c)                       1,775   119,812
                                                        ---------
                                                          316,021
                                                        ---------

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                   SHARES  VALUE (+)
--------------------------------------------------------------------

COMMON STOCKS - CONTINUED

HEALTHCARE PROVIDERS & SERVICES - 4.8%
Caremark Rx, Inc.(b)                                3,075 $  174,260
WellPoint, Inc.(c)                                  3,350    258,118
                                                          ----------
                                                             432,378
                                                          ----------
HOTELS, RESTAURANTS & LEISURE - 2.2%
Marriott International, Inc., Class A               5,125    198,030
                                                          ----------
INSURANCE - 5.6%
AFLAC, Inc.                                         3,575    163,592
Allstate Corp.                                      2,600    163,098
Everest Re Group Ltd.                               1,825    177,992
                                                          ----------
                                                             504,682
                                                          ----------
IT SERVICES - 0.9%
First Data Corp.(b)                                 2,025     85,050
                                                          ----------
MACHINERY - 5.0%
Danaher Corp.(b)                                    3,800    260,946
Dover Corp.                                         4,050    192,132
                                                          ----------
                                                             453,078
                                                          ----------
MEDIA - 3.1%
DIRECTV Group, Inc. (The)(b)(c)                    14,525    285,852
                                                          ----------
MULTILINE RETAIL - 1.7%
Federated Department Stores, Inc.(b)                3,550    153,396
                                                          ----------
OIL, GAS & CONSUMABLE FUELS - 7.7%
ConocoPhillips                                      3,200    190,496
Devon Energy Corp.                                  4,000    252,600
ExxonMobil Corp.                                    3,800    254,980
                                                          ----------
                                                             698,076
                                                          ----------
PERSONAL PRODUCTS - 1.6%
Alberto-Culver Co.                                  2,850    144,182
                                                          ----------
PHARMACEUTICALS - 3.6%
Abbott Laboratories                                 4,675    227,018
Perrigo Co.(b)                                      5,950    100,971
                                                          ----------
                                                             327,989
                                                          ----------

ROAD & RAIL - 2.3%
Burlington Northern Santa Fe Corp.(b)               2,900    212,976
                                                          ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
DSP Group, Inc.(c)                                  3,675     83,974
Texas Instruments, Inc.                             6,725    223,606
                                                          ----------
                                                             307,580
                                                          ----------
SOFTWARE - 2.0%
Microsoft Corp.                                     6,650    181,744
                                                          ----------

TOTAL COMMON STOCKS
 (Identified Cost $6,933,410)                              8,708,982
                                                          ----------

                                                                                                SHARES                  VALUE (+)
---------------------------------------------------------------------------------------------------------------------------------

WARRANTS - 0.1%

AEROSPACE & DEFENSE - 0.1%
Raytheon Co.(c)                                                                                    533               $      7,606
                                                                                                                     ------------

TOTAL WARRANTS
 (Identified Cost $2,398)                                                                                                   7,606
                                                                                                                     ------------

                                                                                      PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 29.4%
Tri-Party Repurchase Agreement with Fixed Income
Clearing Corporation, dated 9/29/06 at 3.450% to be
repurchased at $402,116 on 10/02/06 collateralized by
$415,000 U.S. Treasury Note, 3.875% due 5/15/2009
with a value of $419,459, including accrued interest
(Note 2g of Notes to Financial Statements)                                                  $  402,000                    402,000
                                                                                                                     ------------

                                                                                                SHARES
---------------------------------------------------------------------------------------------------------------------------------
State Street Securities Lending Quality Trust(d)                                             2,266,006                  2,266,006
                                                                                                                     ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $2,668,006)                                                                                           2,668,006

TOTAL INVESTMENTS - 125.4%
 (Identified Cost $9,603,814)(a)                                                                                       11,384,594
 Other assets less liabilities--(25.4)%                                                                               (2,308,946)
                                                                                                                     ------------

TOTAL NET ASSETS - 100.0%                                                                                            $  9,075,648
                                                                                                                     ------------

+See Note 2a of Notes to Financial Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on investments based on cost of $9,609,922 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $  1,817,370
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (42,698)
                                                                                                                     ------------
   Net unrealized appreciation                                                                                       $  1,774,672
                                                                                                                     ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Represents investment of securities lending collateral.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Communications Equipment        9.1% Semiconductors & Semiconductor Equipment  3.4%
Oil, Gas & Consumable Fuels     7.7  Media                                     3.1
Capital Markets                 7.5  Computers & Peripherals                   3.0
Insurance                       5.6  Beverages                                 3.0
Chemicals                       5.1  Biotechnology                             2.6
Aerospace & Defense             5.0  Road & Rail                               2.3
Machinery                       5.0  Diversified Telecommunications Services   2.2
Healthcare Providers & Services 4.8  Hotels, Restaurants & Leisure             2.2
Diversified Financial Services  4.3  Software                                  2.0
Pharmaceuticals                 3.6  Other, less than 2% each                 11.0
Healthcare Equipment & Supplies 3.5

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

LOOMIS SAYLES VALUE FUND


                                                 SHARES  VALUE (+)
------------------------------------------------------------------

COMMON STOCKS - 95.0% OF TOTAL NET ASSETS

AEROSPACE & DEFENSE - 2.7%
Northrop Grumman Corp.                           18,475 $1,257,594
United Technologies Corp.                        11,000    696,850
                                                        ----------
                                                         1,954,444
                                                        ----------
BEVERAGES - 1.5%
Molson Coors Brewing Co., Class B                15,125  1,042,113
                                                        ----------
CAPITAL MARKETS - 8.5%
Ameriprise Financial, Inc.                       16,435    770,802
Lehman Brothers Holdings, Inc.                   17,550  1,296,243
Mellon Financial Corp.                           29,625  1,158,337
Merrill Lynch & Co., Inc.                        16,450  1,286,719
Morgan Stanley                                   21,800  1,589,438
                                                        ----------
                                                         6,101,539
                                                        ----------
CHEMICALS - 3.0%
E.I. du Pont de Nemours & Co.                    22,000    942,480
Praxair, Inc.                                    20,625  1,220,175
                                                        ----------
                                                         2,162,655
                                                        ----------
COMMERCIAL BANKS - 3.3%
U.S. Bancorp(b)                                  41,550  1,380,291
Wells Fargo & Co.                                26,475    957,865
                                                        ----------
                                                         2,338,156
                                                        ----------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
ARAMARK Corp., Class B(b)                        19,075    626,805
                                                        ----------
COMMUNICATIONS EQUIPMENT - 2.7%
Avaya, Inc.(c)                                   63,775    729,586
Motorola, Inc.                                   47,725  1,193,125
                                                        ----------
                                                         1,922,711
                                                        ----------
COMPUTERS & PERIPHERALS - 1.9%
Hewlett-Packard Co.                              37,025  1,358,447
                                                        ----------
CONSTRUCTION & ENGINEERING - 1.7%
Chicago Bridge & Iron Co. NV                     27,125    652,627
Foster Wheeler Ltd.(c)                           15,300    590,427
                                                        ----------
                                                         1,243,054
                                                        ----------
CONSUMER FINANCE - 1.1%
American Express Co.                             14,400    807,552
                                                        ----------
DIVERSIFIED FINANCIAL SERVICES - 9.9%
Bank of America Corp.                            36,275  1,943,252
CIT Group, Inc.                                  24,875  1,209,671
Citigroup, Inc.                                  37,725  1,873,801
JPMorgan Chase & Co.                             42,975  2,018,106
                                                        ----------
                                                         7,044,830
                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 5.4%
AT&T, Inc.                                       37,625  1,225,070
BellSouth Corp.                                  44,050  1,883,137
Embarq Corp.(b)                                  16,050    776,339
                                                        ----------
                                                         3,884,546
                                                        ----------

                                             SHARES  VALUE (+)
--------------------------------------------------------------

COMMON STOCKS - CONTINUED

ELECTRIC UTILITIES - 3.4%
Entergy Corp.                                18,200 $1,423,786
Exelon Corp.                                 17,075  1,033,720
                                                    ----------
                                                     2,457,506
                                                    ----------
ELECTRICAL EQUIPMENT - 1.0%
ABB Ltd. ADR                                 52,825    696,234
                                                    ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
Flextronics International, Ltd.(c)           57,975    732,804
                                                    ----------
ENERGY EQUIPMENT & SERVICES - 3.3%
Halliburton Co.                              39,950  1,136,578
Schlumberger Ltd.                            19,375  1,201,831
                                                    ----------
                                                     2,338,409
                                                    ----------
HEALTHCARE EQUIPMENT & SUPPLIES - 2.2%
Baxter International, Inc.                   20,500    931,930
Beckman Coulter, Inc.(b)                     11,400    656,184
                                                    ----------
                                                     1,588,114
                                                    ----------
HOTELS, RESTAURANTS & LEISURE - 3.1%
McDonald's Corp.                             37,400  1,463,088
OSI Restaurant Partners, Inc.(b)             23,750    753,112
                                                    ----------
                                                     2,216,200
                                                    ----------
INDEPENDENT POWER PRODUCER & ENERGY - 1.2%
NRG Energy, Inc.(b)(c)                       19,525    884,483
                                                    ----------
INDUSTRIAL CONGLOMERATES - 1.6%
Tyco International Ltd.                      41,325  1,156,687
                                                    ----------
INSURANCE - 7.5%
Allstate Corp.                               29,225  1,833,284
American International Group, Inc.           22,400  1,484,224
Berkshire Hathaway, Inc., Class B(c)            295    936,330
Prudential Financial, Inc.                   14,700  1,120,875
                                                    ----------
                                                     5,374,713
                                                    ----------
MEDIA - 7.9%
Comcast Corp., Class A(b)(c)                 31,075  1,145,114
DIRECTV Group, Inc. (The)(b)(c)              60,325  1,187,196
EchoStar Communications Corp., Class A(c)    21,100    690,814
News Corp., Class A                          56,925  1,118,576
Time Warner, Inc.(b)                         82,205  1,498,597
                                                    ----------
                                                     5,640,297
                                                    ----------
MULTILINE RETAIL - 1.5%
Federated Department Stores, Inc.            23,800  1,028,398
                                                    ----------
OIL, GAS & CONSUMABLE FUELS - 6.5%
ExxonMobil Corp.                             44,125  2,960,787
Occidental Petroleum Corp.                   19,450    935,739
XTO Energy, Inc.                             18,350    773,086
                                                    ----------
                                                     4,669,612
                                                    ----------
PHARMACEUTICALS - 6.3%
Abbott Laboratories                          22,575  1,096,242
Bristol-Myers Squibb Co.                     30,350    756,322

PORTFOLIO OF INVESTMENTS - AS OF SEPTEMBER 30, 2006

                                                            SHARES     VALUE (+)
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

PHARMACEUTICALS - CONTINUED
Johnson & Johnson                                           21,025  $  1,365,364
Pfizer, Inc.                                                46,090     1,307,112
                                                                    ------------
                                                                       4,525,040
                                                                    ------------
SOFTWARE - 1.4%
Microsoft Corp.                                             35,225       962,699
                                                                    ------------
SPECIALTY RETAIL - 2.9%
Gap, Inc. (The)                                             46,975       890,176
Office Depot, Inc.(c)                                       30,325     1,203,903
                                                                    ------------
                                                                       2,094,079
                                                                    ------------
TOBACCO - 1.6%
Altria Group, Inc.                                          15,300     1,171,215
                                                                    ------------

TOTAL COMMON STOCKS
 (Identified Cost $56,909,365)                                        68,023,342
                                                                    ------------

                                                  PRINCIPAL AMOUNT
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 18.0%

COMMERCIAL PAPER - 8.5%
New Center Asset Trust, 3.75%, 10/02/06(d)             $ 6,096,000     6,095,365
                                                                    ------------

                                                            SHARES
--------------------------------------------------------------------------------
State Street Securities Lending Quality
 Trust(e)                                                6,824,407     6,824,407
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $12,919,772)                                        12,919,772
                                                                    ------------

TOTAL INVESTMENTS - 113.0%
 (Identified Cost $69,829,137)(a)                                     80,943,114
 Other assets less liabilities--(13.0)%                              (9,329,737)
                                                                    ------------

TOTAL NET ASSETS - 100.0%                                           $ 71,613,377
                                                                    ------------

+  See Note 2a of Notes to Financial
   Statements.
(a)Federal Tax Information:
   At September 30, 2006, the net unrealized appreciation on
   investments based on cost of $69,864,600 for federal
   income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all securities
   in which there is an excess of value over tax cost               $ 11,382,199
   Aggregate gross unrealized depreciation for all securities
   in which there is an excess of tax cost over value                  (303,685)
                                                                    ------------
   Net unrealized appreciation                                      $ 11,078,514
                                                                    ------------

(b)All or a portion of this security was on loan to brokers at September 30, 2006.
(c)Non-income producing security.
(d)Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)Represents investment of security lending collateral.
ADRAn American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT SEPTEMBER 30, 2006 AS A PERCENTAGE OF NET ASSETS (UNAUDITED)

Diversified Financial Services         9.9% Commercial Banks                 3.3%
Capital Markets                        8.5  Hotels, Restaurants & Leisure    3.1
Media                                  7.9  Chemicals                        3.0
Insurance                              7.5  Specialty Retail                 2.9
Oil, Gas & Consumable Fuels            6.5  Aerospace & Defense              2.7
Pharmaceuticals                        6.3  Communications Equipment         2.7
Diversified Telecommunication Services 5.4  Healthcare Equipment & Supplies  2.2
Electric Utilities                     3.4  Other, less than 2% each        16.4
Energy Equipment & Services            3.3

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2006

                                                          AGGRESSIVE GROWTH   SMALL CAP GROWTH
                                                                FUND                FUND
-------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                        $     50,560,427   $     27,328,067
Net unrealized appreciation                                       4,959,146          2,281,607
                                                           ----------------   ----------------
Investments at value                                             55,519,573         29,609,674
Cash                                                                    898                194
Receivable for Fund shares sold                                      38,181                656
Receivable for securities sold                                    1,206,511             43,366
Dividends and interest receivable                                    11,316                170
Tax reclaims receivable                                                  --                 --
Receivable from investment adviser (Note 4)                           5,250              4,919
Securities lending income receivable                                    638              1,188
                                                           ----------------   ----------------
    TOTAL ASSETS                                                 56,782,367         29,660,167
                                                           ----------------   ----------------

LIABILITIES
Collateral on securities loaned, at value (Note 2)               11,173,322          5,968,124
Payable for securities purchased                                  1,220,267            211,311
Payable for Fund shares redeemed                                    161,748              7,301
Management fees payable (Note 4)                                     27,005             14,361
Administrative fees payable (Note 4)                                  2,063                994
Deferred Trustees' fees (Note 4)                                     25,310             23,292
Service and distribution fees payable (Note 4)                          370                 41
Other accounts payable and accrued expenses                          37,345             39,116
                                                           ----------------   ----------------
    TOTAL LIABILITIES                                            12,647,430          6,264,540
                                                           ----------------   ----------------
NET ASSETS                                                 $     44,134,937   $     23,395,627
                                                           ----------------   ----------------
Net Assets consist of:
 Paid-in capital                                           $    134,337,341   $    223,326,816
 Undistributed (accumulated) net investment income (loss)           (25,310)           (23,291)
 Accumulated net realized gain (loss) on investments            (95,136,240)      (202,189,505)
 Net unrealized appreciation on investments                       4,959,146          2,281,607
                                                           ----------------   ----------------
NET ASSETS                                                 $     44,134,937   $     23,395,627
                                                           ----------------   ----------------

NET ASSET VALUE AND OFFERING PRICE
INSTITUTIONAL CLASS
 Net assets                                                $     17,467,018   $     20,414,154
                                                           ----------------   ----------------
 Shares of beneficial interest                                      867,640          1,700,673
                                                           ----------------   ----------------
 Net asset value, offering and redemption price per share  $          20.13   $          12.00
                                                           ----------------   ----------------
RETAIL CLASS
 Net assets                                                $     26,667,919   $      2,981,473
                                                           ----------------   ----------------
 Shares of beneficial interest                                    1,354,155            254,594
                                                           ----------------   ----------------
 Net asset value, offering and redemption price per share  $          19.69   $          11.71
                                                           ----------------   ----------------
ADMIN CLASS
 Net assets                                                $             --   $             --
                                                           ----------------   ----------------
 Shares of beneficial interest                                           --                 --
                                                           ----------------   ----------------
 Net asset value, offering and redemption price per share  $             --   $             --
                                                           ----------------   ----------------
Value of securities on loan (Note 2)                       $     10,834,515   $      5,767,493
                                                           ----------------   ----------------

                See accompanying notes to financial statements.

                 SMALL CAP        TAX-MANAGED
                 VALUE FUND       EQUITY FUND       VALUE FUND
              ---------------------------------------------------
              $    883,214,324 $      9,603,814  $     69,829,137
                   132,592,335        1,780,780        11,113,977
              ---------------- ----------------  ----------------
                 1,015,806,659       11,384,594        80,943,114
                           600              766             1,018
                     2,001,103               --           260,042
                     6,130,221               --           373,568
                     1,002,873            4,786            53,302
                            --               --                78
                            --            6,221             1,459
                        16,612               53               130
              ---------------------------------------------------
                 1,024,958,068       11,396,420        81,632,711
              ---------------------------------------------------

                   205,404,052        2,266,006         6,824,407
                     4,032,580               --         3,101,721
                    15,933,125               --                --
                       589,875            3,666            25,548
                        38,336              417             2,845
                        77,454           21,365            24,119
                         6,014               --                 6
                       105,344           29,318            40,688
              ---------------------------------------------------
                   226,186,780        2,320,772        10,019,334
              ---------------------------------------------------
              $    798,771,288 $      9,075,648  $     71,613,377
              ---------------------------------------------------
              $    580,242,431 $     11,226,449  $     56,466,877
                     1,659,056           53,966           359,624
                    84,277,466       (3,985,547)        3,672,899
                   132,592,335        1,780,780        11,113,977
              ---------------------------------------------------
              $    798,771,288 $      9,075,648  $     71,613,377
              ---------------------------------------------------

              $    442,713,613 $      9,075,648  $     71,146,891
              ---------------------------------------------------
                    15,990,005          891,655         3,380,028
              ---------------------------------------------------
              $          27.69 $          10.18  $          21.05
              ---------------------------------------------------
              $    291,690,361 $             --  $        466,486
              ---------------------------------------------------
                    10,620,473               --            22,169
              ---------------------------------------------------
              $          27.46 $             --  $          21.04
              ---------------------------------------------------
              $     64,367,314 $             --  $             --
              ---------------------------------------------------
                     2,371,799               --                --
              ---------------------------------------------------
              $          27.14 $             --  $             --
              ---------------------------------------------------
              $    198,439,289 $      2,222,079  $      6,672,959
              ---------------------------------------------------


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

                                                        AGGRESSIVE        SMALL CAP
                                                        GROWTH FUND      GROWTH FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                             $      181,978   $       30,359
Interest                                                      37,996           27,918
Securities lending income (Note 2)                            30,276           11,339
Less net foreign taxes withheld                                 (209)              --
                                                      --------------   --------------
                                                             250,041           69,616
                                                      --------------   --------------

EXPENSES
Management fees (Note 4)                                     360,159          168,944
Distribution fees--Retail Class (Note 4)                      72,783            8,704
Service and distribution fees--Admin Class (Note 4)               --               --
Trustees' fees and expenses (Note 4)                          16,874           15,269
Administrative fees (Note 4)                                  22,806            7,008
Custodian fees and expenses                                   15,461           15,204
Transfer agent fees and expenses--Institutional Class         12,175           22,163
Transfer agent fees and expenses--Retail Class                61,145           13,703
Transfer agent fees and expenses--Admin Class                     --               --
Audit and tax services fees                                   35,967           34,377
Registration fees                                             34,645           28,248
Shareholder reporting expenses                                10,580            8,698
Legal fees                                                     2,458              724
Expense recapture--Institutional Class (Note 4)                   --               --
Miscellaneous expenses                                         8,333            6,739
                                                      --------------   --------------
Total expenses                                               653,386          329,781
Less reimbursement/waiver (Note 4)                          (100,433)         (95,818)
                                                      --------------   --------------
Net expenses                                                 552,953          233,963
                                                      --------------   --------------
Net investment income (loss)                                (302,912)        (164,347)
                                                      --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
REALIZED GAIN ON:
Investments--net                                           5,806,076        2,479,317
                                                      --------------   --------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments--net                                          (3,169,570)        (935,346)
                                                      --------------   --------------
Net realized and unrealized gain on investments            2,636,506        1,543,971
                                                      --------------   --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $    2,333,594   $    1,379,624
                                                      --------------   --------------

                See accompanying notes to financial statements.

                  SMALL CAP       TAX-MANAGED
                  VALUE FUND      EQUITY FUND     VALUE FUND
                -----------------------------------------------
                $    9,061,893  $      123,055  $      813,238
                     1,198,181           3,020          67,244
                       193,470             182           2,227
                          (740)             --          (1,229)
                -----------------------------------------------
                    10,452,804         126,257         881,480
                -----------------------------------------------

                     5,772,364          46,295         222,326
                       678,990              --              65
                       331,716              --              --
                        56,860          14,492          16,419
                       404,043           4,625          21,947
                        59,597          12,831          17,258
                        76,262           2,606          23,920
                       259,217              --           1,964
                        71,463              --              --
                        30,922          30,662          33,025
                        77,107          27,892          42,688
                        90,488           5,384          16,058
                        40,078             535           2,203
                        97,106              --              --
                        39,504           6,214           7,962
                -----------------------------------------------
                     8,085,717         151,536         405,835
                      (174,650)        (91,352)        (27,337)
                -----------------------------------------------
                     7,911,067          60,184         378,498
                -----------------------------------------------
                     2,541,737          66,073         502,982
                -----------------------------------------------

                    94,104,228         210,739       4,648,831
                -----------------------------------------------

                   (18,494,360)        657,313       2,810,437
                -----------------------------------------------
                    75,609,868         868,052       7,459,268
                -----------------------------------------------

                $   78,151,605  $      934,125  $    7,962,250
                -----------------------------------------------

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

AGGRESSIVE GROWTH FUND

                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                         $   (302,912)      $  (372,012)
Net realized gain on investments                                               5,806,076         8,280,912
Net change in unrealized appreciation (depreciation) on investments           (3,169,570)        2,760,613
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                               2,333,594        10,669,513
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                   --          (280,790)
Retail Class                                                                          --          (217,988)
CAPITAL GAINS:
Institutional Class                                                                   --                --
Retail Class                                                                          --                --
                                                                         ------------------ ------------------
Total distributions                                                                   --          (498,778)
                                                                         ------------------ ------------------
DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     (10,159,975)       (8,782,602)
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                   --                --
Retail Class                                                                          --                --
                                                                         ------------------ ------------------
Total increase (decrease) in net assets                                       (7,826,381)        1,388,133
NET ASSETS
Beginning of year                                                             51,961,318        50,573,185
                                                                         ------------------ ------------------
End of year                                                                 $ 44,134,937       $51,961,318
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS         $    (25,310)      $   (14,661)
                                                                         ------------------ ------------------

SMALL CAP GROWTH FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                                                    $  (164,347)       $   (209,903)
Net realized gain on investments                                                         2,479,317           4,895,374
Net change in unrealized appreciation (depreciation) on investments                       (935,346)            483,981
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                         1,379,624           5,169,452
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
CAPITAL GAINS:
Institutional Class                                                                             --                  --
Retail Class                                                                                    --                  --
                                                                                    ------------------ ------------------
Total distributions                                                                             --                  --
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      2,617,609         (16,249,525)
                                                                                    ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                         18,107               1,091
Retail Class                                                                                 3,369                 344
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                  4,018,709         (11,078,638)
NET ASSETS
Beginning of year                                                                       19,376,918          30,455,556
                                                                                    ------------------ ------------------
End of year                                                                            $23,395,627        $ 19,376,918
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS                    $   (23,291)       $    (13,569)
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

SMALL CAP VALUE FUND


                                                                             YEAR ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $  2,541,737       $  2,280,117
Net realized gain on investments                                              94,104,228         58,138,015
Net change in unrealized appreciation (depreciation) on investments          (18,494,360)        43,086,275
                                                                         ------------------ ------------------
Increase in net assets resulting from operations                              78,151,605        103,504,407
                                                                         ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                           (2,173,458)          (330,114)
Retail Class                                                                    (748,627)                --
Admin Class                                                                      (47,377)                --
CAPITAL GAINS:
Institutional Class                                                          (36,009,634)       (36,097,787)
Retail Class                                                                 (21,502,778)       (18,456,167)
Admin Class                                                                   (6,186,131)        (6,757,571)
                                                                         ------------------ ------------------
Total distributions                                                          (66,668,005)       (61,641,639)
                                                                         ------------------ ------------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)      80,692,685         82,243,991
                                                                         ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                               17,840              5,541
Retail Class                                                                      11,357              3,209
Admin Class                                                                        2,753                956
                                                                         ------------------ ------------------
Total increase in net assets                                                  92,208,235        124,116,465
NET ASSETS
Beginning of year                                                            706,563,053        582,446,588
                                                                         ------------------ ------------------
End of year                                                                 $798,771,288       $706,563,053
                                                                         ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                         $  1,659,056       $  2,086,781
                                                                         ------------------ ------------------

TAX-MANAGED EQUITY FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $    66,073         $   46,163
Net realized gain on investments                                                           210,739             19,715
Net change in unrealized appreciation (depreciation) on investments                        657,313            533,250
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                           934,125            599,128
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                        (54,165)           (23,811)
CAPITAL GAINS:
Institutional Class                                                                             --                 --
                                                                                    ------------------ ------------------
Total distributions                                                                        (54,165)           (23,811)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     (1,034,586)         3,452,918
                                                                                    ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                             --                 --
                                                                                    ------------------ ------------------
Total increase (decrease) in net assets                                                   (154,626)         4,028,235
NET ASSETS
Beginning of year                                                                        9,230,274          5,202,039
                                                                                    ------------------ ------------------
End of year                                                                            $ 9,075,648         $9,230,274
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $    53,966         $   42,058
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

VALUE FUND

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                    SEPTEMBER 30, 2006 SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                  $   502,982        $   397,776
Net realized gain on investments                                                         4,648,831          2,769,664
Net change in unrealized appreciation (depreciation) on investments                      2,810,437          2,911,452
                                                                                    ------------------ ------------------
Increase in net assets resulting from operations                                         7,962,250          6,078,892
                                                                                    ------------------ ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
Institutional Class                                                                       (530,299)          (524,122)
Retail Class                                                                                    --                 --
CAPITAL GAINS:
Institutional Class                                                                     (1,548,378)                --
Retail Class                                                                                    --                 --
                                                                                    ------------------ ------------------
Total distributions                                                                     (2,078,677)          (524,122)
                                                                                    ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARES TRANSACTIONS (NOTE 8)     28,475,203         (1,863,227)
                                                                                    ------------------ ------------------
REDEMPTION FEES
Institutional Class                                                                             --                 --
Retail Class                                                                                    --                 --
                                                                                    ------------------ ------------------
Total increase in net assets                                                            34,358,776          3,691,543
NET ASSETS
Beginning of year                                                                       37,254,601         33,563,058
                                                                                    ------------------ ------------------
End of year                                                                            $71,613,377        $37,254,601
                                                                                    ------------------ ------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    $   359,624        $   388,984
                                                                                    ------------------ ------------------

                See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

                See accompanying notes to financial statements.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset                                                Dividends    Distributions
                       value,        Net        Net realized   Total from         from        from net
                      beginning   investment   and unrealized  investment    net investment   realized
                    of the period  loss(c)      gain (loss)    operations        income     capital gains
---------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2006              $19.00       $(0.10)        $ 1.23        $ 1.13          $   --        $   --
9/30/2005               15.50        (0.10)          3.78          3.68           (0.18)           --
9/30/2004               13.69        (0.13)          1.94          1.81              --            --
9/30/2003               10.70        (0.10)          3.09          2.99              --            --
9/30/2002               13.56        (0.13)         (2.73)        (2.86)             --            --

RETAIL CLASS
9/30/2006              $18.63       $(0.15)        $ 1.21        $ 1.06          $   --        $   --
9/30/2005               15.20        (0.14)          3.70          3.56           (0.13)           --
9/30/2004               13.46        (0.16)          1.90          1.74              --            --
9/30/2003               10.55        (0.13)          3.04          2.91              --            --
9/30/2002               13.41        (0.16)         (2.70)        (2.86)             --            --


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                         RATIOS TO AVERAGE NET ASSETS
--------------                                         ----------------------------------
                         Net asset         Net assets,                                   Portfolio
                           value,   Total    end of      Net     Gross         Net       turnover
    Total     Redemption   end of   return the period  expenses expenses investment loss   rate
distributions    fee     the period  %(a)    (000's)     %(b)      %            %            %
--------------------------------------------------------------------------------------------------

   $   --        $--       $20.13     6.0    $17,467     1.00     1.12        (0.49)        211
    (0.18)        --        19.00    23.9     26,159     1.00     1.21        (0.60)        280
       --         --        15.50    13.2     25,191     1.00     1.17        (0.84)        284
       --         --        13.69    27.9     23,866     1.00     1.23        (0.88)        248
       --         --        10.70   (21.1)    13,421     1.00     1.31        (0.91)        220

   $   --        $--       $19.69     5.7    $26,668     1.25     1.52        (0.72)        211
    (0.13)        --        18.63    23.6     25,802     1.25     1.50        (0.85)        280
       --         --        15.20    12.9     25,382     1.25     1.42        (1.10)        284
       --         --        13.46    27.6     32,813     1.25     1.47        (1.13)        248
       --         --        10.55   (21.3)    26,885     1.25     1.45        (1.16)        220

                See accompanying notes to financial statements.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset      Net                                       Dividends    Distributions
                       value,     investment      Net realized  Total from        from        from net
                      beginning     income       and unrealized investment   net investment   realized
                    of the period (loss)(c)       gain (loss)   operations       income     capital gains
---------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2006              $11.08       $(0.08)          $ 0.99       $ 0.91         $   --        $   --
9/30/2005                8.96        (0.08)            2.20         2.12             --            --
9/30/2004                8.59        (0.09)            0.46         0.37             --            --
9/30/2003                6.35        (0.06)            2.30         2.24             --            --
9/30/2002                8.83        (0.08)           (2.40)       (2.48)            --            --

RETAIL CLASS
9/30/2006              $10.84       $(0.11)          $ 0.97       $ 0.86         $   --        $   --
9/30/2005                8.78        (0.11)            2.17         2.06             --            --
9/30/2004                8.45        (0.11)            0.44         0.33             --            --
9/30/2003                6.26        (0.08)            2.27         2.19             --            --
9/30/2002                8.72        (0.10)           (2.36)       (2.46)            --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2006              $27.43       $ 0.13           $ 2.70       $ 2.83         $(0.15)       $(2.42)
9/30/2005               25.75         0.13             4.22         4.35          (0.02)        (2.65)
9/30/2004               21.34         0.04             4.97         5.01          (0.05)        (0.55)
9/30/2003               17.28         0.05             4.01         4.06             --            --
9/30/2002               19.89         0.10            (0.36)       (0.26)         (0.11)        (2.24)

RETAIL CLASS
9/30/2006              $27.23       $ 0.06           $ 2.67       $ 2.73         $(0.08)       $(2.42)
9/30/2005               25.62         0.06             4.20         4.26             --         (2.65)
9/30/2004               21.25        (0.02)            4.95         4.93          (0.01)        (0.55)
9/30/2003               17.25        (0.00)(d)         4.00         4.00             --            --
9/30/2002               19.85         0.05            (0.35)       (0.30)         (0.06)        (2.24)

ADMIN CLASS
9/30/2006              $26.94       $(0.01)          $ 2.65       $ 2.64         $(0.02)       $(2.42)
9/30/2005               25.43        (0.00)(d)         4.16         4.16             --         (2.65)
9/30/2004               21.13        (0.08)            4.93         4.85             --         (0.55)
9/30/2003               17.20        (0.05)            3.98         3.93             --            --
9/30/2002               19.80        (0.00)(d)        (0.35)       (0.35)         (0.01)        (2.24)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Amount rounds to less than $0.01 per share.
(e) Includes expense recapture of 0.02%. See Note 4 of Notes to Financial Statements.

                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                                      48

                                                         RATIOS TO AVERAGE NET ASSETS
--------------                                         ----------------------------------
                         Net asset         Net assets,                          Net      Portfolio
                           value,   Total    end of      Net      Gross     investment   turnover
    Total     Redemption   end of   return the period  expenses  expenses  income (loss)   rate
distributions    fee     the period  %(a)    (000's)     %(b)       %            %           %
--------------------------------------------------------------------------------------------------

   $   --       $0.01      $12.00     8.3   $ 20,414     1.00      1.38        (0.69)       100
       --        0.00(d)    11.08    23.7     15,785     1.00      1.70        (0.85)       227
       --        0.00(d)     8.96     4.3     15,867     1.00      1.31        (0.95)       217
       --          --        8.59    35.3     22,519     1.00      1.19        (0.91)       190
       --          --        6.35   (28.1)    42,415     1.00      1.07        (0.90)       162

   $   --       $0.01      $11.71     8.0   $  2,981     1.25      1.92        (0.94)       100
       --        0.00(d)    10.84    23.5      3,592     1.25      1.87        (1.14)       227
       --        0.00(d)     8.78     3.9     14,589     1.25      1.52        (1.19)       217
       --          --        8.45    35.0     30,345     1.25      1.43        (1.17)       190
       --          --        6.26   (28.2)    32,135     1.25      1.33        (1.15)       162


   $(2.57)      $0.00(d)   $27.69    11.2   $442,714     0.89(e)   0.89(e)      0.47         62
    (2.67)       0.00(d)    27.43    18.0    403,110     0.90      0.93         0.48         59
    (0.60)       0.00(d)    25.75    23.8    346,356     0.90      0.93         0.16         70
       --          --       21.34    23.5    289,945     0.90      0.94         0.26         74
    (2.35)         --       17.28    (2.6)   234,370     0.94      0.96         0.48         86

   $(2.50)      $0.00(d)   $27.46    10.9   $291,690     1.15      1.20         0.21         62
    (2.65)       0.00(d)    27.23    17.7    235,948     1.15      1.20         0.24         59
    (0.56)       0.00(d)    25.62    23.5    173,411     1.15      1.18        (0.08)        70
       --          --       21.25    23.2    140,152     1.15      1.20        (0.01)        74
    (2.30)         --       17.25    (2.8)    86,816     1.19      1.20         0.22         86

   $(2.44)      $0.00(d)   $27.14    10.6   $ 64,367     1.40      1.46        (0.04)        62
    (2.65)       0.00(d)    26.94    17.4     67,505     1.40      1.43        (0.01)        59
    (0.55)       0.00(d)    25.43    23.3     62,680     1.40      1.43        (0.33)        70
       --          --       21.13    22.9     37,411     1.40      1.47        (0.27)        74
    (2.25)         --       17.20    (3.0)    24,655     1.44      1.53        (0.01)        86

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                                  -----------------------------------------  ----------------------------
                      Net asset                                                Dividends    Distributions
                       value,        Net        Net realized   Total from         from        from net
                      beginning   investment   and unrealized  investment    net investment   realized
                    of the period income(c)     gain (loss)    operations        income     capital gains
---------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2006              $ 9.20       $0.07          $ 0.97        $ 1.04          $(0.06)       $   --
9/30/2005                8.49        0.05            0.69          0.74           (0.03)           --
9/30/2004                7.66        0.05            0.97          1.02           (0.19)           --
9/30/2003                6.78        0.06            0.85          0.91           (0.03)           --
9/30/2002                7.67        0.06           (0.81)        (0.75)          (0.14)           --

VALUE FUND

INSTITUTIONAL CLASS
9/30/2006              $18.72       $0.22          $ 3.17        $ 3.39          $(0.27)       $(0.79)
9/30/2005               15.95        0.20            2.83          3.03           (0.26)           --
9/30/2004               13.52        0.21            2.39          2.60           (0.17)           --
9/30/2003               11.17        0.15            2.29          2.44           (0.09)           --
9/30/2002               13.90        0.13           (2.42)        (2.29)          (0.16)        (0.28)

RETAIL CLASS
9/30/2006*             $19.69       $0.02          $ 1.33        $ 1.35          $   --        $   --

* From commencement of Class operations on June 30, 2006, through September 30, 2006.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year, if applicable, are not annualized.
(b) The adviser has agreed to waive/reimburse a portion of the Fund's expenses during the period. Without this waiver/reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Annualized for periods less than one year.

                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                                                        RATIOS TO AVERAGE NET ASSETS
--------------                                         -------------------------------
                         Net asset         Net assets,                        Net     Portfolio
                           value,   Total  end of the    Net      Gross    investment turnover
    Total     Redemption end of the return   period    expenses  expenses    income     rate
distributions    fee       period    %(a)    (000's)     %(b)       %          %          %
-----------------------------------------------------------------------------------------------

   $(0.06)       $--       $10.18    11.3    $ 9,076     0.65      1.64       0.71        40
    (0.03)        --         9.20     8.7      9,230     0.65      2.02       0.59        38
    (0.19)        --         8.49    13.4      5,202     0.65      3.39       0.59        27
    (0.03)        --         7.66    13.5      2,490     0.65      1.82       0.81       200
    (0.14)        --         6.78   (10.1)    17,426     0.65      1.14       0.72       188


   $(1.06)       $--       $21.05    18.9    $71,147     0.85      0.91       1.13        36
    (0.26)        --        18.72    19.2     37,255     0.85      0.92       1.13        34
    (0.17)        --        15.95    19.4     33,563     0.85      0.93       1.38        47
    (0.09)        --        13.52    22.0     37,959     0.85      0.92       1.23        56
    (0.44)        --        11.17   (17.2)    33,025     0.85      0.90       0.90        66

   $   --        $--       $21.04     6.9    $   466     1.10(d)   8.65(d)    0.42(d)     36

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006


1. ORGANIZATION. Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the "1933 Act") effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

LOOMIS SAYLES FUNDS I:
Loomis Sayles Small Cap Value Fund (the "Small Cap Value Fund")

LOOMIS SAYLES FUNDS II:
Loomis Sayles Aggressive Growth Fund (the "Aggressive Growth Fund") Loomis Sayles Small Cap Growth Fund (the "Small Cap Growth Fund")
Loomis Sayles Tax-Managed Equity Fund (the "Tax-Managed Equity Fund") Loomis Sayles Value Fund (the "Value Fund")

Each Fund offers Institutional Class Shares. Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such Class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Funds estimate the components of distributions received from Real Estate Investment Trusts (REITs). In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2006, there were no open forward currency contracts.

E. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from REITs and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to

SEPTEMBER 30, 2006


capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

                         2006 DISTRIBUTIONS PAID FROM:       2005 DISTRIBUTIONS PAID FROM:
                       ---------------------------------- -----------------------------------
                                   LONG-TERM                           LONG-TERM
                        ORDINARY    CAPITAL                ORDINARY     CAPITAL
                         INCOME      GAINS       TOTAL      INCOME       GAINS       TOTAL
                       ---------- ----------- ----------- ----------- ----------- -----------
Aggressive Growth Fund $       -- $        -- $        -- $   498,778 $        -- $   498,778
Small Cap Growth Fund          --          --          --          --          --          --
Small Cap Value Fund    8,314,591  58,353,414  66,668,005  24,071,753  37,569,886  61,641,639
Tax-Managed Equity
  Fund                     54,165          --      54,165      23,811          --      23,811
Value Fund                634,233   1,444,444   2,078,677     524,122          --     524,122

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                    AGGRESSIVE     SMALL CAP     SMALL CAP   TAX-MANAGED
                                    GROWTH FUND   GROWTH FUND    VALUE FUND  EQUITY FUND  VALUE FUND
                                   ------------  -------------  ------------ -----------  -----------
Undistributed ordinary income      $         --  $          --  $ 17,071,954 $    75,331  $   605,349
Undistributed long-term capital
  gains                                      --             --    69,203,123          --    3,486,756
                                   ------------  -------------  ------------ -----------  -----------
Total undistributed earnings                 --             --    86,275,077      75,331    4,092,105
Capital loss carryforward:
 Expires September 30, 2009                  --             --            --     (12,547)          --
 Expires September 30, 2010         (73,993,065)  (142,893,730)           --  (2,177,191)          --
 Expires September 30, 2011         (21,142,388)   (59,283,040)           --  (1,662,157)          --
 Expires September 30, 2012                  --             --            --    (110,150)          --
 Expires September 30, 2013                  --             --            --     (17,395)          --
                                   ------------  -------------  ------------ -----------  -----------
Total capital loss carryforward     (95,135,453)  (202,176,770)           --  (3,979,440)          --
Deferred net capital losses
  (post October 2005)                        --             --            --          --           --
Unrealized appreciation               4,958,357      2,268,872   132,331,232   1,774,672   11,078,514
                                   ------------  -------------  ------------ -----------  -----------
Total accumulated earnings
  (losses)                         $(90,177,096) $(199,907,898) $218,606,309 $(2,129,437) $15,170,619
                                   ------------  -------------  ------------ -----------  -----------
Capital loss carryforward utilized
  in the current year              $  5,800,947  $   2,487,588  $         -- $   201,958  $        --
                                   ------------  -------------  ------------ -----------  -----------

G. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

H. SECURITIES LENDING. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least

100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2006 were as follows:

                        MARKET VALUE
                        OF SECURITIES   VALUE OF
FUND                       ON LOAN     COLLATERAL
----                    ------------- ------------
Aggressive Growth Fund   $ 10,834,515 $ 11,173,322
Small Cap Growth Fund       5,767,493    5,968,124
Small Cap Value Fund      198,439,289  205,404,052
Tax-Managed Equity Fund     2,222,079    2,266,006
Value Fund                  6,672,959    6,824,407

I. INDEMNIFICATIONS. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. NEW ACCOUNTING PRONOUNCEMENTS. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on each Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments) were as follows:

FUND                     PURCHASES      SALES
----                    ------------ ------------
Aggressive Growth Fund  $ 99,337,705 $111,091,278
Small Cap Growth Fund     23,891,744   21,691,400
Small Cap Value Fund     479,569,042  455,285,420
Tax-Managed Equity Fund    3,677,308    5,043,106
Value Fund                40,530,129   15,798,698

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2006, provide for fees at the following annual percentage rates of each Fund's average daily net assets:

                        MANAGEMENT
FUND                       FEES
----                    ----------
Aggressive Growth Fund    0.75%
Small Cap Growth Fund     0.75%
Small Cap Value Fund      0.75%
Tax-Managed Equity Fund   0.50%
Value Fund                0.50%

SEPTEMBER 30, 2006



Loomis Sayles has given binding undertakings to certain Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis. For the year ended September 30, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                   EXPENSE LIMIT AS A PERCENTAGE OF
                                       AVERAGE DAILY NET ASSETS
                             --------------------------------------------
     FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS
     ----                    ------------------- ------------ -----------
     Aggressive Growth Fund         1.00%           1.25%         --
     Small Cap Growth Fund          1.00%           1.25%         --
     Small Cap Value Fund           0.90%           1.15%        1.40%
     Tax-Managed Equity Fund        0.65%            --           --
     Value Fund                     0.85%           1.10%         --

For the year ended September 30, 2006, the management fees and waivers of management fees for each Fund were as follows:

                                                              PERCENTAGE OF
                               GROSS    WAIVER OF     NET     AVERAGE DAILY NET ASSETS
                             MANAGEMENT MANAGEMENT MANAGEMENT ------------------------
     FUND                       FEE        FEE        FEE      GROSS        NET
     ----                    ---------- ---------- ---------- ------          -----
     Aggressive Growth Fund  $  360,159  $  27,550 $  332,609 0.75%        0.69%
     Small Cap Growth Fund      168,944     62,772    106,172 0.75%        0.47%
     Small Cap Value Fund     5,772,364         --  5,772,364 0.75%        0.75%
     Tax-Managed Equity Fund     46,295         --     46,295 0.50%        0.50%
     Value Fund                 222,326     12,894    209,432 0.50%        0.47%

For the year ended September 30, 2006, in addition to the waiver of management fees, expenses have been reimbursed as follows:

                         EXPENSES
FUND                    REIMBURSED
----                    ----------
Aggressive Growth Fund    $ 72,883
Small Cap Growth Fund       33,046
Small Cap Value Fund       174,650
Tax-Managed Equity Fund     91,352
Value Fund                  14,443

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through a reduction of its management fee or otherwise) on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2006 were as follows:


                           EXPENSES SUBJECT TO POSSIBLE REIMBURSEMENT UNTIL
                                          SEPTEMBER 30, 2007
                        ------------------------------------------------------
FUND                    INSTITUTIONAL CLASS RETAIL CLASS ADMIN CLASS   TOTAL
----                    ------------------- ------------ ----------- ---------
Aggressive Growth Fund             $ 22,586     $ 77,847     $    -- $ 100,433
Small Cap Growth Fund                72,414       23,404          --    95,818
Small Cap Value Fund                     --      134,548      40,102   174,650
Tax-Managed Equity Fund              91,352           --          --    91,352
Value Fund                           25,367        1,970          --    27,337

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

B. ADMINISTRATIVE FEES. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among the Trusts, IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Trusts and IXIS Advisor Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the Trusts and IXIS Advisor Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2006, amounts paid to IXIS Advisors for administrative fees were as follows:

FUND                    ADMINISTRATIVE FEES
----                    -------------------
Aggressive Growth Fund             $ 22,806
Small Cap Growth Fund                 7,008
Small Cap Value Fund                404,043
Tax-Managed Equity Fund               4,625
Value Fund                           21,947

C. SERVICE AND DISTRIBUTION FEES. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the funds.

Pursuant to Rule 12b-1 under the 1940 Act, Aggressive Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and Value Fund have adopted Distribution Plans relating to their Retail Class shares (the "Retail Class Plan") and Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the "Admin Class Plan").

Under the respective Retail Class and Admin Class Plans, each Fund pays IXIS Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Retail Class and Admin Class Shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay a shareholder service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2006, the Funds paid the following service and distributions fees:

                        SERVICE FEES    DISTRIBUTION FEES
                        ------------ ------------------------
FUND                    ADMIN CLASS  RETAIL CLASS ADMIN CLASS
----                    ------------ ------------ -----------
Aggressive Growth Fund     $      --    $  72,783    $     --
Small Cap Growth Fund             --        8,704          --
Small Cap Value Fund         165,858      678,990     165,858
Tax-Managed Equity Fund           --           --          --
Value Fund                        --           65          --

D. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and

SEPTEMBER 30, 2006


the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board who each received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supported the Funds' Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, each Fund's portion of such expense was approximately $575.

E. REDEMPTION FEES. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. LINE OF CREDIT. Each Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Funds had no borrowings under this agreement.

6. BROKERAGE COMMISSION RECAPTURE. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2006, amounts rebated under these agreements were as follows:

FUND                    REBATES
----                    --------
Aggressive Growth Fund  $ 21,790
Small Cap Growth Fund      4,975
Small Cap Value Fund     137,046
Tax-Managed Equity Fund      870
Value Fund                 1,252

7. SHAREHOLDERS. At September 30, 2006, IXIS US Group owned 259,319 shares, equating to 29.1% of Tax-Managed Equity Fund's shares outstanding. At September 30, 2006, the Loomis Sayles Funded Pension Plan ("Pension Plan") and the Loomis Sayles Employees' Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                    PROFIT SHARING
FUND                   PENSION PLAN RETIREMENT PLAN
----                   ------------ ---------------
Aggressive Growth Fund      319,727         357,978
Small Cap Growth Fund       364,448         350,076
Small Cap Value Fund        331,894         623,346
Value Fund                  494,545         479,617

At September 30, 2006, two shareholders individually owned more than 5% of the Small Cap Growth Fund's total outstanding shares, representing, in aggregate, 19.4% of the Fund; three shareholders individually owned more than 5% of the Tax-Managed Equity Fund's total outstanding shares, representing, in aggregate, 42.4% of the Fund; and one shareholder individually owned more than 5% of the Value Fund's total outstanding shares, representing, in aggregate, 16.5% of the Fund.

8. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                  AGGRESSIVE GROWTH FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        113,035     $  2,403,816         53,494    $    915,359
Issued in connection with
  the reinvestment of distributions        --               --         16,185         277,892
Redeemed                             (622,265)     (12,061,960)      (318,259)     (5,344,666)
                                     --------     ---------------  ------------  --------------
Net change                           (509,230)    $ (9,658,144)      (248,580)   $ (4,151,415)
                                     --------     ---------------  ------------  --------------

                                      Shares         Amount          Shares         Amount
RETAIL CLASS                         --------     ------------     ----------    ------------
Issued from the sale of shares        466,779     $  9,602,643        318,102    $  5,337,862
Issued in connection with
  the reinvestment of distributions        --               --         12,860         216,942
Redeemed                             (497,710)     (10,104,474)      (615,930)    (10,185,991)
                                     --------     ---------------  ------------  --------------
Net change                            (30,931)    $   (501,831)      (284,968)   $ (4,631,187)
                                     --------     ---------------  ------------  --------------
Increase (decrease) from capital
  share transactions                 (540,161)    $(10,159,975)      (533,548)   $ (8,782,602)
                                     --------     ---------------  ------------  --------------

                                                   SMALL CAP GROWTH FUND

                                     Year Ended September 30 2006  Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                      Shares         Amount          Shares         Amount
INSTITUTIONAL CLASS                  --------     ------------     ----------    ------------
Issued from the sale of shares        514,581     $  6,313,604        113,316    $  1,131,916
Issued in connection with
  the reinvestment of distributions        --               --             --              --
Redeemed                             (238,173)      (2,861,514)      (460,764)     (4,575,642)
                                     --------     ---------------  ------------  --------------
Net change                            276,408     $  3,452,090       (347,448)   $ (3,443,726)
                                     --------     ---------------  ------------  --------------

                                      Shares         Amount          Shares         Amount
RETAIL CLASS                         --------     ------------     ----------    ------------
Issued from the sale of shares        118,067     $  1,415,130        216,852    $  2,124,356
Issued in connection with
  the reinvestment of distributions        --               --             --              --
Redeemed                             (194,917)      (2,249,611)    (1,546,953)    (14,930,155)
                                     --------     ---------------  ------------  --------------
Net change                            (76,850)    $   (834,481)    (1,330,101)   $(12,805,799)
                                     --------     ---------------  ------------  --------------
Increase (decrease) from
  capital share transactions          199,558     $  2,617,609     (1,677,549)   $(16,249,525)
                                     --------     ---------------  ------------  --------------

SEPTEMBER 30, 2006


                                                    SMALL CAP VALUE FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares        2,676,286    $ 73,004,753     3,605,383    $ 93,881,608
Issued in connection with
  the reinvestment of distributions   1,409,958      35,671,938     1,389,061      34,567,270
Redeemed                             (2,792,941)    (76,314,037)   (3,747,820)    (95,533,263)
                                     ----------    --------------  ------------  --------------
Net change                            1,293,303    $ 32,362,654     1,246,624    $ 32,915,615
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
RETAIL CLASS                         ----------    ------------    ----------    ------------
Issued from the sale of shares        4,178,708    $113,429,036     3,302,664    $ 85,184,696
Issued in connection with
  the reinvestment of distributions     879,102      22,100,621       739,424      18,285,960
Redeemed                             (3,102,060)    (83,870,790)   (2,145,167)    (55,041,964)
                                     ----------    --------------  ------------  --------------
Net change                            1,955,750    $ 51,658,867     1,896,921    $ 48,428,692
                                     ----------    --------------  ------------  --------------

                                       Shares         Amount         Shares         Amount
ADMIN CLASS                          ----------    ------------    ----------    ------------
Issued from the sale of shares          834,549    $ 22,351,432     1,009,094    $ 25,783,740
Issued in connection with
  the reinvestment of distributions     237,129       5,902,138       263,038       6,449,687
Redeemed                             (1,206,021)    (31,582,406)   (1,230,767)    (31,333,743)
                                     ----------    --------------  ------------  --------------
Net change                             (134,343)   $ (3,328,836)       41,365    $    899,684
                                     ----------    --------------  ------------  --------------
Increase (decrease) from
  capital share transactions          3,114,710    $ 80,692,685     3,184,910    $ 82,243,991
                                     ----------    --------------  ------------  --------------

                                                   TAX-MANAGED EQUITY FUND

                                     Year Ended September 30, 2006 Year Ended September 30, 2005
                                     ----------------------------  ----------------------------

                                       Shares         Amount         Shares         Amount
INSTITUTIONAL CLASS                  ----------    ------------    ----------    ------------
Issued from the sale of shares          110,105    $  1,042,547       421,995    $  3,741,887
Issued in connection with
  the reinvestment of distributions       4,870          45,436         2,601          23,491
Redeemed                               (226,157)     (2,122,569)      (34,673)       (312,460)
                                     ----------    --------------  ------------  --------------
Increase (decrease) from
  capital share transactions           (111,182)   $ (1,034,586)      389,923    $  3,452,918
                                     ----------    --------------  ------------  --------------

                                                       VALUE FUND

                                     Year Ended September 30, 2006       Year Ended September 30, 2005
                                     ----------------------------        ----------------------------

                                       Shares               Amount         Shares          Amount
INSTITUTIONAL CLASS                  ---------           -----------     --------      -----------
Issued from the sale of shares       1,543,164           $31,129,107      141,305      $ 2,428,427
Issued in connection with
  the reinvestment of distributions    111,464             2,043,141       30,355          515,434
Redeemed                              (264,649)           (5,153,539)    (285,225)      (4,807,088)
                                     ---------           --------------  ------------  --------------
Net change                           1,389,979           $28,018,709     (113,565)     $(1,863,227)
                                     ---------           --------------  ------------  --------------

                                     Period Ended September 30, 2006 (a)
                                     ----------------------------

                                        Shares               Amount
RETAIL CLASS                         ---------           -----------
Issued from the sale of shares          22,169           $   456,494
Issued in connection with
  the reinvestment of distributions         --                    --
Redeemed                                    --                    --
                                     ---------           --------------
Net change                              22,169           $   456,494
                                     ---------           --------------
Increase (decrease) from
  capital share transactions         1,412,148           $28,475,203
                                     ---------           --------------

(a) From June 30, 2006, commencement of operations.

9. SUBSEQUENT EVENT. On October 20, 2006, IXIS US Group liquidated its position of 261,354 shares in the Tax-Managed Equity Fund (27.8% of the total shares outstanding of the Fund). This was accomplished through a redemption-in-kind which included $2,453,150 of securities and $249,255 in cash. Because the Trust's Board of Trustees has adopted procedures for any redemption-in-kind in which the redeeming shareholder is an affiliated person, IXIS US Group received its redemption proceeds through a pro rata, in-kind distribution of portfolio investments consistent with these redemption-in-kind procedures. Specifically, these procedures provide that a redemption-in-kind shall be effected at the affiliated shareholder's proportionate share of the Fund's current net assets and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. As a result, the Tax-Managed Equity Fund avoided having to sell significant portfolio assets to raise cash to meet the affiliated shareholder's request--thus limiting the potential adverse effect on the Tax-Managed Equity Fund's net asset value per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Tax-Managed Equity Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

FUND                    QUALIFYING PERCENTAGE
----                    ---------------------
Small Cap Value Fund            76.31%
Tax-Managed Equity Fund        100.00%
Value Fund                      96.79%

CAPITAL GAINS DISTRIBUTIONS. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2006.

FUND                    AMOUNT
----                  --------
Small Cap Value Fund $58,353,414
Value Fund             1,444,444

QUALIFIED DIVIDEND INCOME. For the fiscal year ended September 30, 2006, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

FUND
----
Small Cap Value Fund
Tax-Managed Equity Fund
Value Fund

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-343-2029.

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                               NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND           PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH   TERM OF OFFICE*              DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Graham T. Allison, Jr.  Trustee since 2003  Douglas Dillon Professor and Director of  38; Director, Taubman Centers,
(3/23/40)                Contract Review    the Belfer Center for Science and         Inc. (real estate investment trust)
                          and Governance    International Affairs, John F. Kennedy
                         Committee Member   School of Government,
                                            Harvard University

Charles D. Baker        Trustee since 2005  President and Chief Executive Officer,    38; None
(11/13/56)               Contract Review    Harvard Pilgrim Health Care (health plan)
                          and Governance
                         Committee Member

Edward A. Benjamin      Trustee since 2002  Retired                                   38; Director, Precision Optics
(5/30/38)                Chairman of the                                              Corporation (optics manufacturer)
                         Contract Review
                          and Governance
                            Committee

Daniel M. Cain          Trustee since 2003  President and Chief Executive Officer,    38; Director, Sheridan Healthcare
(2/24/45)                Chairman of the    Cain Brothers & Company, Incorporated     Inc. (physician practice
                         Audit Committee    (investment banking)                      management)


Paul G. Chenault+       Trustee since 2002  Retired; Trustee, First Variable Life     38; Director, Mailco Office
(9/12/33)               for Loomis Sayles   (variable life insurance)                 Products, Inc. (mailing
                       Trust I; since 2000                                            equipment)
                        for Loomis Sayles
                             Funds II
                         Contract Review
                          and Governance
                         Committee Member

Kenneth J. Cowan+       Trustee since 2003  Retired                                   38; None
(4/5/32)                 Contract Review
                          and Governance
                         Committee Member

Richard Darman          Trustee since 2003  Partner, The Carlyle Group (investments); 38; Director and Chairman of
(5/10/43)                Contract Review    formerly, Professor, John F. Kennedy      Board of Directors, AES
                          and Governance    School of Government, Harvard             Corporation (international power
                         Committee Member   University                                company)

Sandra O. Moose        Trustee since 2003;  President, Strategic Advisory Services    38; Director, Verizon
(2/17/42)               Chairperson of the  (management consulting); formerly,        Communications;
                        Board of Trustees   Senior Vice President and Director, The   Director, Rohm and Haas
                              since         Boston Consulting Group, Inc.             Company (specialty chemicals);
                          November 2005     (management consulting)                   Director, AES Corporation
                       Ex officio member of                                           (international power company)
                            the Audit
                          Committee and
                         Contract Review
                          and Governance
                            Committee

                           POSITION(S)
                            HELD WITH
                        THE TRUSTS, LENGTH                                                NUMBER OF PORTFOLIOS IN FUND
                        OF TIME SERVED AND            PRINCIPAL OCCUPATION(S)               COMPLEX OVERSEEN*** AND
NAME AND DATE OF BIRTH   TERM OF OFFICE*               DURING PAST 5 YEARS**                OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------

John A. Shane+          Trustee since 2003; President, Palmer Service Corporation       38; Director, Gensym Corporation
(2/22/33)                 Audit Committee   (venture capital organization)              (software and technology service
                              Member                                                    provider); Director and Chairman
                                                                                        of the Board, Abt Associates Inc.
                                                                                        (research and consulting firm)

Cynthia L. Walker       Trustee since 2005; Executive Dean for Administration           38; None
(7/25/56)                 Audit Committee   (formerly, Dean for Finance and CFO),
                              Member        Harvard Medical School

INTERESTED TRUSTEES
Robert J. Blanding/1/    President, Chief   President, Chairman, Director, and Chief    38; None
(4/14/47)                Executive Officer  Executive Officer, Loomis, Sayles &
555 California Street    and Trustee since  Company, L.P.; President and Chief
San Francisco, CA 94104   2002 for Loomis   Executive Officer for Loomis Sayles
                          Sayles Funds I;   Funds I; Chief Executive Officer for
                          Chief Executive   Loomis Sayles Funds II
                        Officer and Trustee
                          since 2002 for
                           Loomis Sayles
                             Funds II

John T. Hailer/2/         Executive Vice    President and Chief Executive Officer,      38; None
(11/23/60)                 President and    IXIS Asset Management Advisors, L.P.,
                        Trustee since 2003  IXIS Asset Management Distributors, L.P.
                         for Loomis Sayles  and IXIS Asset Management Global
                        Funds I; President  Associates, L.P.; Executive Vice President,
                         and Trustee since  Loomis Sayles Funds I; President and
                          2003 for Loomis   Chief Executive Officer, AEW Real Estate
                          Sayles Funds II   Income Fund, IXIS Advisor Cash
                                            Management Trust, IXIS Advisor Funds
                                            Trust I, IXIS Advisor Funds Trust II, IXIS
                                            Advisor Funds Trust III and IXIS Advisor
                                            Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.
**Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.
***The Trustees of the Trusts serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").
+ Effective December 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.
1 Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.
2 Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation; and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Asset Management Advisors and the IXIS Asset Management Distributors, L.P.

                           POSITION(S)
                            HELD WITH          TERM OF OFFICE AND                  PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH     THE TRUSTS        LENGTH OF TIME SERVED*                 DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUSTS
Coleen Downs Dinneen   Secretary, Clerk and Since September 2004      Senior Vice President, General Counsel, Secretary
(12/16/60)             Chief Legal Officer                            and Clerk (formerly, Deputy General Counsel,
                                                                      Assistant Secretary and Assistant Clerk), IXIS
                                                                      Asset Management Distribution Corporation,
                                                                      IXIS Asset Management Distributors, L.P. and
                                                                      IXIS Asset Management Advisors, L.P.

Daniel J. Fuss            Executive Vice    Since June 2003           Vice Chairman and Director, Loomis, Sayles &
(9/27/33)                   President                                 Company, L.P.; Prior to 2002, President and
One Financial Center                                                  Trustee of Loomis Sayles Funds II
Boston, MA 02111

Russell L. Kane          Chief Compliance   Chief Compliance Officer, Chief Compliance Officer for Mutual Funds,
(7/23/69)               Officer; Assistant  since May 2006; Assistant Vice President, Associate General Counsel,
                            Secretary       Secretary since June 2004 Assistant Secretary and Assistant Clerk, IXIS
                                                                      Asset Management Distribution Corporation,
                                                                      IXIS Asset Management Distributors, L.P. and
                                                                      IXIS Asset Management Advisors, L.P.; formerly,
                                                                      Senior Counsel, Columbia Management Group.

Michael C. Kardok      Treasurer, Principal Since October 2004        Senior Vice President, IXIS Asset Management
(7/17/59)                 Financial and                               Advisors, L.P. and IXIS Asset Management
                        Accounting Officer                            Distributors, L.P.; formerly, Senior Director,
                                                                      PFPC Inc; formerly, Vice President - Division
                                                                      Manager, First Data Investor Services, Inc.

Max J. Mahoney              Anti-Money      Since August 2005         Vice President, Deputy General Counsel,
(5/1/62)                Laundering Officer                            Assistant Secretary and Assistant Clerk, IXIS
                          and Assistant                               Asset Management Distribution Corporation.
                            Secretary                                 Senior Vice President, Deputy General Counsel,
                                                                      Assistant Secretary, Assistant Clerk and Chief
                                                                      Compliance Officer--Investment Adviser, IXIS
                                                                      Asset Management Distributors, L.P. and IXIS
                                                                      Asset Management Advisors, L.P.; formerly,
                                                                      Senior Counsel, MetLife, Inc.; formerly, Associate
                                                                      Counsel, LPL Financial Services, Inc.

John E. Pelletier        Chief Operating    Since September 2004      Executive Vice President and Chief Operating
(6/24/64)                    Officer                                  Officer (formerly, Senior Vice President, General
                                                                      Counsel, Secretary and Clerk), IXIS Asset
                                                                      Management Distribution Corporation, IXIS
                                                                      Asset Management Distributors, L.P. and IXIS
                                                                      Asset Management Advisors, L.P.; Executive Vice
                                                                      President, Chief Operating Officer and Director
                                                                      (formerly, President, Chief Operating Officer and
                                                                      Director), IXIS Asset Management Services
                                                                      Company.

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

                       [LOGO]

  Annual Report
  September 30, 2006
[LOGO]


Loomis Sayles Investment Grade Bond Fund
TABLE OF CONTENTS

Management Discussion
and Performance.........Page 1

Portfolio of InvestmentsPage 7

Financial Statements...Page 12

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE



Objective:
High total investment return through a combination of current income and capital appreciation

--------------------------------------------------------------------------------
Strategy:
Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower-rated, fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign or emerging market securities

--------------------------------------------------------------------------------
Fund Inception:
December 31, 1996

--------------------------------------------------------------------------------
Managers:
Matt Eagan, CFA
Daniel Fuss, CFA, CIC
Kathleen Gaffney, CFA
Steven Kaseta, CFA
Elaine Stokes, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

                                 Class A LIGRX
                                 Class B LGBBX
                                 Class C LGBCX
                                 Class Y LSIIX
                                 Class J LIGJX

--------------------------------------------------------------------------------
What You Should Know:
This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in foreign and emerging market securities, which have special risks, as well as in mortgage-related securities that are subject to prepayment risk.

Management Discussion
--------------------------------------------------------------------------------

Rising corporate profits in a generally expanding economy created a positive backdrop for corporate bonds - both investment-grade and high-yield - during the fiscal year ended September 30, 2006. All major bond indexes were positive during the period. The best results occurred in the final quarter of the fiscal year, when the Federal Reserve Board surveyed encouraging evidence that economic growth was decelerating and inflationary pressures were abating. This prompted the Fed to pause in its cycle of raising interest rates.

For the 12 months ended September 30, 2006, the Loomis Sayles Investment Grade Bond Fund's Class A shares returned 5.63% at net asset value. The fund's results were ahead of the 3.33% return on its benchmark, the Lehman U.S. Government/Credit Index, and the 3.21% average return on Morningstar's Intermediate-Term Bond Fund category. The fund's 30-day SEC yield was 4.89% as of September 30, 2006.

DURATION STRATEGY HELPED FUND PERFORMANCE
The flexibility of our duration strategy helped relative performance during the year. At the beginning of the fiscal period, when rising interest rates caused bond prices to decline, the fund maintained a relatively short duration (4.08 years) as a defensive measure. A shorter duration reduces the fund's price sensitivity to changing interest rates, which is a plus when interest rates are rising, but a disadvantage when declining rates cause bond prices to rise. By September 2006, we had shifted the portfolio to a more aggressive duration (6.05 years), as rates fell during the closing quarter of the fiscal year. The duration of the fund's benchmark was 5.04 years at both the beginning and end of the period. Modest positions in some below-investment-grade, high-yield securities also added to performance, thanks to successful security selection and income-oriented investors who bid up prices on these bonds.

FOREIGN BONDS GENERALLY AIDED RESULTS
Our investments in securities denominated in foreign currencies also had a positive influence on results. Positions in securities of commodity-rich exporting countries like Canada and Brazil were particularly helpful when these markets sharply recovered through the second quarter of the fiscal year. We maintained a sizeable position in shorter-duration securities denominated in Canadian dollars, which appreciated amid strong demand for natural resources. The fund's Brazilian bonds were also helpful, and although Mexican bonds lost some ground due to political uncertainty, their net contribution for the fiscal year was positive.

SOME CORPORATE AND FOREIGN INVESTMENTS HURT RETURNS
While the fund's modest positions in below-investment-grade corporate bonds tended to help performance, a few individual holdings proved disappointing. In addition, bonds denominated in New Zealand dollars and securities issued by the Republic of South Africa detracted from results as their underlying currencies weakened during the fiscal year.

RISKS REMAIN IN MARKET
We believe the U.S. economy has entered a typical mid-cycle slowdown in economic activity and we think growth (as measured by gross domestic product) should move back toward 3% in 2007. If the economy picks up speed, as we have forecasted, then we believe interest rates are vulnerable to a modest rise. If the housing market remains cool, and energy and commodity prices remain moderate, keeping inflation pressures in check, we believe the Fed will continue its "wait and see" attitude. In this environment, we think investors will continue to be drawn to investment-grade and corporate bonds as long as corporate earnings remain healthy. Because of cyclical and structural concerns, it is our opinion that the U.S. dollar may show some weakness, creating opportunities in some foreign currencies. We also think investing in emerging markets may offer some limited potential.

                   LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------



PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/1/


                                    [CHART]

              December 31, 1996 (inception) through September 30, 2006
                                                             Lehman
                    Net Asset          Maximum           U.S. Government/
                     Value (2)     Sales Charge (3)        Credit Index
                     ---------     ----------------     -----------------
  12/31/1996          $10,000            9,550              $10,000
   1/31/1997            9,950            9,502               10,012
   2/28/1997           10,150            9,693               10,033
   3/31/1997            9,930            9,483                9,914
   4/30/1997           10,130            9,674               10,059
   5/31/1997           10,323            9,858               10,153
   6/30/1997           10,586           10,110               10,274
   7/31/1997           11,272           10,765               10,589
   8/31/1997           10,953           10,460               10,470
   9/30/1997           11,262           10,755               10,635
  10/31/1997           11,427           10,913               10,805
  11/30/1997           11,407           10,894               10,862
  12/31/1997           11,429           10,914               10,976
   1/31/1998           11,536           11,017               11,131
   2/28/1998           11,568           11,048               11,108
   3/31/1998           11,708           11,181               11,142
   4/30/1998           11,754           11,225               11,198
   5/31/1998           11,820           11,288               11,318
   6/30/1998           11,797           11,266               11,434
   7/31/1998           11,650           11,126               11,443
   8/31/1998           11,150           10,648               11,666
   9/30/1998           11,405           10,892               12,000
  10/31/1998           11,291           10,783               11,915
  11/30/1998           11,665           11,140               11,986
  12/31/1998           11,764           11,235               12,016
   1/31/1999           11,952           11,415               12,101
   2/28/1999           11,799           11,268               11,813
   3/31/1999           12,070           11,527               11,872
   4/30/1999           12,354           11,799               11,901
   5/31/1999           12,247           11,696               11,779
   6/30/1999           12,211           11,662               11,742
   7/31/1999           11,994           11,454               11,709
   8/31/1999           11,951           11,413               11,700
   9/30/1999           12,115           11,570               11,805
  10/31/1999           12,112           11,567               11,836
  11/30/1999           12,145           11,598               11,829
  12/31/1999           12,194           11,645               11,757
   1/31/2000           12,194           11,645               11,754
   2/29/2000           12,580           12,014               11,902
   3/31/2000           12,754           12,180               12,074
   4/30/2000           12,423           11,864               12,015
   5/31/2000           12,305           11,752               12,004
   6/30/2000           12,663           12,094               12,249
   7/31/2000           12,814           12,237               12,379
   8/31/2000           13,056           12,469               12,553
   9/30/2000           12,949           12,367               12,601
  10/31/2000           12,844           12,266               12,680
  11/30/2000           13,090           12,501               12,896
  12/31/2000           13,529           12,921               13,151
   1/31/2001           13,755           13,136               13,372
   2/28/2001           13,861           13,238               13,509
   3/31/2001           13,683           13,067               13,571
   4/30/2001           13,473           12,867               13,470
   5/31/2001           13,594           12,983               13,547
   6/30/2001           13,662           13,048               13,612
   7/31/2001           14,009           13,379               13,951
   8/31/2001           14,327           13,683               14,131
   9/30/2001           14,035           13,404               14,261
  10/31/2001           14,647           13,988               14,622
  11/30/2001           14,441           13,791               14,382
  12/31/2001           14,295           13,651               14,269
   1/31/2002           14,393           13,746               14,374
   2/28/2002           14,536           13,882               14,496
   3/31/2002           14,191           13,553               14,202
   4/30/2002           14,600           13,943               14,477
   5/31/2002           14,786           14,120               14,610
   6/30/2002           14,753           14,089               14,735
   7/31/2002           14,471           13,820               14,912
   8/31/2002           14,991           14,316               15,247
   9/30/2002           15,018           14,342               15,575
  10/31/2002           14,928           14,256               15,426
  11/30/2002           15,243           14,557               15,435
  12/31/2002           15,810           15,098               15,844
   1/31/2003           16,078           15,355               15,843
   2/28/2003           16,427           15,688               16,125
   3/31/2003           16,508           15,765               16,104
   4/30/2003           17,072           16,304               16,277
   5/31/2003           17,921           17,114               16,739
   6/30/2003           18,007           17,197               16,672
   7/31/2003           17,148           16,376               15,973
   8/31/2003           17,230           16,455               16,079
   9/30/2003           18,116           17,301               16,588
  10/31/2003           18,071           17,257               16,378
  11/30/2003           18,408           17,580               16,421
  12/31/2003           18,869           18,020               16,583
   1/31/2004           18,997           18,142               16,734
   2/29/2004           19,143           18,282               16,939
   3/31/2004           19,346           18,476               17,094
   4/30/2004           18,588           17,751               16,569
   5/31/2004           18,432           17,602               16,485
   6/30/2004           18,574           17,738               16,552
   7/31/2004           18,796           17,951               16,727
   8/31/2004           19,321           18,451               17,081
   9/30/2004           19,700           18,813               17,141
  10/31/2004           20,115           19,210               17,289
  11/30/2004           20,401           19,483               17,097
  12/31/2004           20,650           19,721               17,279
   1/31/2005           20,528           19,604               17,399
   2/28/2005           20,661           19,732               17,284
   3/31/2005           20,420           19,501               17,163
   4/30/2005           20,444           19,524               17,420
   5/31/2005           20,538           19,614               17,638
   6/30/2005           20,762           19,828               17,754
   7/31/2005           20,712           19,780               17,554
   8/31/2005           21,077           20,128               17,816
   9/30/2005           21,047           20,100               17,583
  10/31/2005           20,837           19,899               17,432
  11/30/2005           20,931           19,989               17,522
  12/31/2005           21,077           20,129               17,688
   1/31/2006           21,418           20,455               17,656
   2/28/2006           21,506           20,539               17,704
   3/31/2006           21,188           20,235               17,509
   4/30/2006           21,523           20,554               17,454
   5/31/2006           21,402           20,439               17,444
   6/30/2006           21,357           20,396               17,485
   7/31/2006           21,582           20,610               17,712
   8/31/2006           22,082           21,089               17,992
   9/30/2006           22,235           21,234               18,168



Average Annual Total Returns -- September 30, 2006


                                                               SINCE FUND
                                             1 YEAR 5 YEARS/4/ INCEPTION/4/
CLASS A/1/
Net Asset Value/2/                            5.63%   9.64%       8.54%
With Maximum Sales Charge/3/                  0.89    8.62        8.03

CLASS B/1,4/
Net Asset Value/2/                            4.83    8.69        7.58
With CDSC/5/                                 -0.01    8.40        7.58

CLASS C/1/
Net Asset Value/2/                            4.87    8.69        7.58
With CDSC/5/                                  3.90    8.69        7.58

CLASS Y/1,4/
Net Asset Value/2/                            6.09    9.97        8.84

CLASS J/1/
Net Asset Value/2/                            5.29    9.14        8.03
With Sales Charge/5/                          1.64    8.35        7.63
---------------------------------------------------------------------------

                                                               SINCE FUND
COMPARATIVE PERFORMANCE                      1 YEAR  5 YEARS   INCEPTION/6/
Lehman U.S. Government/Credit Index           3.33%   4.96%       6.32%
Morningstar Intermediate-Term Bond Fund Avg.  3.21    4.37        5.50

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y, the successor to the fund's Institutional Class, is only available to certain institutional investors. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

Portfolio Facts



                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 27.4       43.3
----------------------------------------
Aa                  13.0       13.5
----------------------------------------
A                    9.1        3.1
----------------------------------------
Baa                 30.1       16.8
----------------------------------------
Ba                   9.1        9.2
----------------------------------------
B                    2.8        0.7
----------------------------------------
Caa                  0.0        1.6
----------------------------------------
Not rated*           5.1        8.3
----------------------------------------
Short-term & other   3.4        3.0
----------------------------------------

  Credit Quality is based on ratings from Moody's Investors Service. *Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.

                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less              14.7        11.8
--------------------------------------------------
1-5 years                   33.3        48.4
--------------------------------------------------
5-10 years                  16.9        26.3
--------------------------------------------------
10+ years                   35.1        13.5
--------------------------------------------------
Average Effective Maturity  11.1 years   5.7 years
--------------------------------------------------

  Portfolio characteristics will vary.

See page 3 for descriptions of the index.
NOTES TO CHARTS
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.
/1/Returns shown in the chart include performance of the fund's Retail Class shares (inception: 12/31/96), which were converted to Class A shares on 9/12/03. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund's current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class
  C shares, respectively. Institutional Class became the Class Y on 9/12/03. Class Y performance has been restated to reflect the net expenses of the Institutional Class after taking into effect Class Y's current expense cap arrangements. For periods prior to the inception of Class J Shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the load and expenses of Class J shares. The growth of $10,000 chart compares the performance of Class A shares at net asset value, to the performance of Class A shares including the maximum sales charge of 4.50%. This chart reflects the performance of Class A shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge.
/2/Does not include a sales charge.
/3/Includes maximum sales charge of 4.50%.
/4/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/5/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase. Performance for Class J assumes a 3.50% sales charge.
/6/The since-inception performance comparisons shown are calculated from 1/1/97.

                            ADDITIONAL INFORMATION


The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing. INDEX/AVERAGE DESCRIPTIONS:
Lehman U.S. Government/Credit Index is an unmanaged
 index of publicly traded bonds, including U.S. government bonds, U.S.
Treasury securities and corporate bonds.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the fund's website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the fund's website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; redemption fees; certain exchange fees; and minimum account fee charges; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2006 through September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES INVESTMENT GRADE BOND FUND         4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,049.40                  $4.62
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.56                  $4.56
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,045.50                  $8.72
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,045.70                  $8.72
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59
------------------------------------------------------------------------------------------------------------------
CLASS J
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,048.20                  $6.67
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.55                  $6.58
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,052.20                  $2.83
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,022.31                  $2.79
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.90%, 1.70%, 1.70%, 1.30% and 0.55% for Class A, B, C,
 J and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          BOARD APPROVAL OF CONTRACTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement (the "Agreement") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund's investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund's performance benchmark, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Fund's adviser (the "Adviser") and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) the Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund's shares, (iv) the procedures employed to determine the value of the Fund's assets, (v) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by the Adviser's affiliates to the Fund. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund's performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

After reviewing this information, the Board concluded that the Fund's performance supported the renewal of the Agreement. Although the Fund had performance that lagged that of a relevant peer group for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Fund's Agreements. These factors included the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies; (3) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that the Fund's expenses were capped, with the goal of helping the Fund's net return to shareholders become more competitive.

The Trustees also considered the Adviser's performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

                          BOARD APPROVAL OF CONTRACTS


After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund's advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of advisory fee waivers and expense caps. They noted that the Fund currently has an expense cap in place, and they considered the amounts waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Fund, and information about the allocation of expenses used to calculate profitability. In this regard, the Fund, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or an expense cap with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to the Fund were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through "breakpoints" in its investment advisory fees (lower fee rates applicable to assets in excess of certain threshold levels) or other means, such as an expense waiver. The Trustees noted that the Fund benefited from an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Fund.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2007.

     LOOMIS SAYLES INVESTMENT GRADE BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

   Principal
   Amount (a)     Description                                              Value (+)
---------------------------------------------------------------------------------------
Bonds and Notes -- 96.5% of Total Net Assets

Non-Convertible Bonds -- 93.3%
                  Agencies -- 0.8%
$       3,670,000 Pemex Project Funding Master Trust,
                  8.625%, 12/01/2023(d)                                  $    4,413,175
                                                                         --------------
                  Airlines -- 1.5%
        8,115,000 Qantas Airways Ltd.,
                  6.050%, 4/15/2016, 144A(d)                                  8,155,607
                                                                         --------------
                  Asset-Backed Securities -- 0.4%
          782,556 Community Program Loan Trust, Series 1987-A, Class A4,
                  4.500%, 10/01/2018                                            770,964
        1,700,000 Community Program Loan Trust, Series 1987-A, Class A5,
                  4.500%, 4/01/2029                                           1,596,479
                                                                         --------------
                                                                              2,367,443
                                                                         --------------
                  Automotive -- 1.4%
          375,000 Cummins Engine Co., Inc.,
                  7.125%, 3/01/2028                                             383,909
        1,990,000 Ford Motor Co.,
                  6.375%, 2/01/2029(d)                                        1,455,187
          700,000 Ford Motor Credit Co.,
                  7.375%, 10/28/2009                                            680,263
        1,000,000 GMAC Australia,
                  6.500%, 8/10/2007, (AUD)                                      720,588
          950,000 GMAC International Finance BV,
                  8.000%, 3/14/2007, (NZD)                                      616,129
        1,500,000 GMAC LLC,
                  6.875%, 9/15/2011                                           1,492,053
        3,050,000 GMAC LLC,
                  7.500%, 12/01/2006, (NZD)                                   1,979,484
                                                                         --------------
                                                                              7,327,613
                                                                         --------------
                  Banking -- 7.2%
        2,595,000 BAC Capital Trust VI,
                  5.625%, 3/08/2035                                           2,406,385
    2,120,000,000 Barclays Financial LLC,
                  4.060%, 9/16/2010, (KRW), 144A                              2,223,620
      144,000,000 Barclays Financial LLC,
                  4.100%, 3/22/2010, (THB), 144A                              3,653,724
      140,000,000 Barclays Financial LLC,
                  4.160%, 2/22/2010, (THB), 144A                              3,562,816
    3,000,000,000 Barclays Financial LLC,
                  4.460%, 9/23/2010, (KRW), 144A                              3,178,336
   16,371,250,000 BNP Paribas SA,
                  Zero Coupon, 6/13/2011, (IDR), 144A                         1,135,650
        1,500,000 CIT Group, Inc.,
                  5.500%, 12/01/2014, (GBP)                                   2,799,878
        9,860,000 Citibank NA,
                  15.000%, 7/02/2010, (BRL), 144A                             4,927,324
        4,500,000 HSBC Bank USA,
                  3.310%, 8/25/2010, 144A                                     4,532,400
       18,000,000 JPMorgan Chase & Co.,
                  Zero Coupon, 5/17/2010, (BRL), 144A                         5,209,511
   17,920,000,000 JPMorgan Chase & Co.,
                  Zero Coupon, 3/28/2011, (IDR), 144A                         1,266,343
   22,683,264,000 JPMorgan Chase & Co.,
                  Zero Coupon, 3/28/2011, (IDR), 144A                         1,602,946
   24,124,936,500 JPMorgan Chase London,
                  Zero Coupon, 10/21/2010, (IDR), 144A                        1,774,228
          100,000 KeyBank NA,
                  6.950%, 2/01/2028                                             111,117
                                                                         --------------
                                                                             38,384,278
                                                                         --------------

   Principal
   Amount (a)     Description                                           Value (+)
------------------------------------------------------------------------------------
                  Beverages -- 0.3%
$       1,525,000 Cia Brasileira de Bebidas,
                  8.750%, 9/15/2013                                   $    1,757,562
                                                                      --------------
                  Chemicals -- 1.3%
        6,305,000 Lubrizol Corp.,
                  6.500%, 10/01/2034                                       6,353,725
          285,000 Methanex Corp.,
                  6.000%, 8/15/2015                                          272,843
                                                                      --------------
                                                                           6,626,568
                                                                      --------------
                  Electric -- 3.0%
          895,000 Commonwealth Edison Co.,
                  4.700%, 4/15/2015                                          836,156
        1,700,000 Commonwealth Edison Co.,
                  5.875%, 2/01/2033                                        1,661,772
        2,750,000 Constellation Energy Group, Inc.,
                  4.550%, 6/15/2015                                        2,534,738
          960,000 Dominion Resources, Inc.,
                  5.950%, 6/15/2035                                          932,153
        5,500,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                  7.875%, 2/01/2027                                        6,096,024
        1,000,000 Empresa Nacional de Electricidad SA (Endesa-Chile),
                  8.350%, 8/01/2013                                        1,121,991
        1,500,000 MidAmerican Energy Holdings Co.,
                  5.875%, 10/01/2012                                       1,527,380
        1,000,000 MidAmerican Energy Holdings Co.,
                  6.125%, 4/01/2036, 144A                                  1,010,803
           43,000 Quezon Power Philippines Co.,
                  8.860%, 6/15/2017                                           43,215
                                                                      --------------
                                                                          15,764,232
                                                                      --------------
                  Entertainment -- 1.3%
        1,805,000 Time Warner, Inc.,
                  6.625%, 5/15/2029                                        1,804,617
          755,000 Time Warner, Inc.,
                  6.950%, 1/15/2028                                          778,221
          505,000 Time Warner, Inc.,
                  7.625%, 4/15/2031                                          557,858
          330,000 Time Warner, Inc.,
                  7.700%, 5/01/2032                                          368,524
        3,590,000 Viacom, Inc., Class B,
                  6.875%, 4/30/2036, 144A                                  3,549,031
                                                                      --------------
                                                                           7,058,251
                                                                      --------------
                  Foreign Agency -- 0.0%
          220,000 Alberta Municipal Funding Corp.,
                  5.700%, 9/01/2011, (CAD)                                   210,377
                                                                      --------------
                  Foreign Local Governments -- 7.0%
           33,694 Province of Alberta,
                  5.930%, 9/16/2016, (CAD)                                    32,484
        4,525,000 Province of British Columbia,
                  5.250%, 12/01/2006, (CAD)                                4,054,627
        5,175,000 Province of British Columbia,
                  6.000%, 6/09/2008, (CAD)                                 4,771,926
        3,275,000 Province of British Columbia,
                  6.250%, 12/01/2009, (CAD)                                3,118,743
        3,285,000 Province of Manitoba,
                  4.450%, 12/01/2008, (CAD)                                2,962,569
        6,510,000 Province of Manitoba,
                  5.750%, 6/02/2008, (CAD)                                 5,978,775
          500,000 Province of Nova Scotia,
                  6.600%, 6/01/2027, (CAD)                                   569,568

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
   Amount (a)     Description                              Value (+)
-----------------------------------------------------------------------
                  Foreign Local Governments -- continued
$       4,810,000 Province of Ontario,
                  3.875%, 3/08/2008, (CAD)               $    4,288,657
        4,320,000 Province of Ontario,
                  5.700%, 12/01/2008, (CAD)                   3,996,005
        7,500,000 Province of Saskatchewan,
                  4.750%, 12/01/2006, (CAD)                   6,715,343
          550,000 Province of Saskatchewan,
                  5.500%, 6/02/2008, (CAD)                      503,151
                                                         --------------
                                                             36,991,848
                                                         --------------
                  Healthcare -- 2.0%
        5,000,000 HCA, Inc.,
                  5.750%, 3/15/2014                           3,925,000
          800,000 HCA, Inc.,
                  6.250%, 2/15/2013                             668,000
        3,250,000 HCA, Inc.,
                  6.300%, 10/01/2012                          2,750,313
        2,625,000 HCA, Inc.,
                  7.050%, 12/1/2027                           1,883,739
          250,000 HCA, Inc.,
                  7.500%, 12/15/2023                            193,850
          620,000 HCA, Inc.,
                  7.580%, 9/15/2025                             477,866
        1,000,000 HCA, Inc., Series MTN,
                  7.750%, 7/15/2036                             774,510
                                                         --------------
                                                             10,673,278
                                                         --------------
                  Home Construction -- 4.4%
          850,000 Centex Corp.,
                  5.250%, 6/15/2015                             794,090
        2,050,000 Desarrolladora Homex SA,
                  7.500%, 9/28/2015                           2,009,000
        1,870,000 Lennar Corp.,
                  6.500%, 4/15/2016, 144A(d)                  1,880,091
        2,605,000 Lennar Corp., Series B, Class A,
                  5.600%, 5/31/2015                           2,477,347
        2,630,000 Pulte Homes, Inc.,
                  5.200%, 2/15/2015(d)                        2,462,793
          250,000 Pulte Homes, Inc.,
                  5.250%, 1/15/2014                             236,736
        8,340,000 Pulte Homes, Inc.,
                  6.000%, 2/15/2035                           7,519,452
        2,980,000 Pulte Homes, Inc.,
                  6.375%, 5/15/2033                           2,788,532
        3,605,000 Toll Brothers Finance Corp.,
                  5.150%, 5/15/2015(d)                        3,204,423
                                                         --------------
                                                             23,372,464
                                                         --------------
                  Independent/Energy -- 1.5%
        4,020,000 Anadarko Petroleum Corp.,
                  5.950%, 9/15/2016                           4,068,031
        2,970,000 Anadarko Petroleum Corp.,
                  6.450%, 9/15/2036                           3,033,644
          500,000 Devon Financing Corp. LLC,
                  7.875%, 9/30/2031                             609,369
          160,000 XTO Energy, Inc.,
                  6.100%, 4/01/2036                             158,272
                                                         --------------
                                                              7,869,316
                                                         --------------

   Principal
   Amount (a)     Description                                                       Value (+)
------------------------------------------------------------------------------------------------
                  Integrated/Energy -- 0.1%
$         150,000 Cerro Negro Finance Ltd.,
                  7.900%, 12/01/2020, 144A                                        $      139,125
          200,000 Petrozuata Finance, Inc.,
                  8.220%, 4/01/2017, 144A                                                195,000
                                                                                  --------------
                                                                                         334,125
                                                                                  --------------
                  Life Insurance -- 2.2%
       11,700,000 ASIF Global Financing XXVII,
                  2.380%, 2/26/2009, (SGD), 144A                                       7,160,923
        4,260,000 Mutual of Omaha Insurance Co.,
                  6.800%, 6/15/2036, 144A                                              4,502,356
                                                                                  --------------
                                                                                      11,663,279
                                                                                  --------------
                  Media Cable -- 2.8%
        5,985,000 Comcast Corp.,
                  5.650%, 6/15/2035                                                    5,429,951
        2,255,000 Comcast Corp.,
                  6.450%, 3/15/2037                                                    2,256,089
        2,825,000 Comcast Corp.,
                  6.500%, 11/15/2035                                                   2,844,676
        3,750,000 Cox Communications, Inc., Class A,
                  6.750%, 3/15/2011(d)                                                 3,905,588
          350,000 NTL Cable Plc,
                  9.750%, 4/15/2014, (GBP)                                               674,982
                                                                                  --------------
                                                                                      15,111,286
                                                                                  --------------
                  Media Non-Cable -- 2.0%
        2,500,000 Clear Channel Communications, Inc.,
                  4.250%, 5/15/2009                                                    2,416,090
        1,000,000 Clear Channel Communications, Inc.,
                  5.750%, 1/15/2013                                                      961,066
        2,370,000 News America, Inc.,
                  6.200%, 12/15/2034                                                   2,263,651
        4,930,000 News America, Inc.,
                  6.400%, 12/15/2035                                                   4,835,009
                                                                                  --------------
                                                                                      10,475,816
                                                                                  --------------
                  Metals & Mining -- 0.3%
          200,000 Alcan, Inc.,
                  5.750%, 6/01/2035                                                      189,523
        1,500,000 Teck Cominco Ltd.,
                  7.000%, 9/15/2012                                                    1,600,788
                                                                                  --------------
                                                                                       1,790,311
                                                                                  --------------
                  Mortgage Related -- 5.4%
        3,000,000 Bank of America - First Union NB Commercial Mortgage, Series
                  2001-3, Class A2,
                  5.464%, 4/11/2037                                                    3,029,915
        2,352,327 CS First Boston Mortgage Securities Corp., Series 2005-7, Class
                  3A1,
                  5.000%, 8/25/2020                                                    2,333,331
          203,435 Federal Home Loan Mortgage Corp.,
                  5.000%, 12/01/2031                                                     196,369
        3,000,000 Federal Home Loan Mortgage Corp.,
                  5.750%, 1/15/2012 (d)                                                3,113,580
        1,850,000 Federal National Mortgage Association,
                  5.375%, 11/15/2011(d)                                                1,889,666
       17,450,000 Federal National Mortgage Association,
                  5.500%, 3/15/2011(d)                                                17,860,633
           47,454 Federal National Mortgage Association,
                  6.000%, 7/01/2029                                                       47,941
                                                                                  --------------
                                                                                      28,471,435
                                                                                  --------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
   Amount (a)     Description                                    Value (+)
-----------------------------------------------------------------------------
                  Non-Captive Consumer -- 0.6%
$       5,150,000 SLM Corp.,
                  6.500%, 6/15/2010, (NZD)                     $    3,300,003
                                                               --------------
                  Non-Captive Diversified -- 2.1%
        2,370,000 CIT Group, Inc.,
                  6.000%, 4/01/2036                                 2,307,705
        9,160,000 General Electric Capital Corp.,
                  6.500%, 9/28/2015, (NZD)                          5,844,686
        4,200,000 General Electric Capital Corp.,
                  6.625%, 2/04/2010, (NZD)                          2,701,683
          465,000 General Electric Capital Corp., Series EMTN,
                  6.750%, 9/26/2016, (NZD)                            305,730
                                                               --------------
                                                                   11,159,804
                                                               --------------
                  Oil Field Services -- 0.3%
          665,000 Pecom Energia SA,
                  8.125%, 7/15/2010, 144A                             691,600
          600,000 Transocean Sedco Forex, Inc.,
                  7.375%, 4/15/2018                                   670,790
                                                               --------------
                                                                    1,362,390
                                                               --------------
                  Paper -- 1.1%
        1,395,000 Bowater, Inc.,
                  6.500%, 6/15/2013(d)                              1,238,062
        2,225,000 Georgia-Pacific Corp.,
                  7.375%, 12/01/2025                                2,102,625
        1,495,000 Georgia-Pacific Corp.,
                  8.875%, 5/15/2031                                 1,554,800
          750,000 International Paper Co.,
                  4.000%, 4/01/2010                                   719,518
          300,000 International Paper Co.,
                  5.250%, 4/01/2016                                   285,980
                                                               --------------
                                                                    5,900,985
                                                               --------------
                  Pharmaceuticals -- 0.1%
          500,000 Schering-Plough Corp.,
                  5.550%, 12/01/2013                                  501,628
                                                               --------------
                  Pipelines -- 1.9%
        3,685,000 Colorado Interstate Gas Co.,
                  5.950%, 3/15/2015                                 3,524,043
           70,000 El Paso Corp.,
                  6.375%, 2/01/2009                                    69,825
        2,425,000 El Paso Corp.,
                  6.950%, 6/01/2028                                 2,279,500
          935,000 El Paso Corp.,
                  7.000%, 5/15/2011                                   940,844
          250,000 El Paso Corp.,
                  7.750%, 6/15/2010                                   258,750
          310,000 Kinder Morgan Finance,
                  5.700%, 1/05/2016                                   286,166
          130,000 Kinder Morgan Finance,
                  6.400%, 1/05/2036                                   116,408
          320,000 Kinder Morgan, Inc.,
                  5.150%, 3/01/2015                                   287,533
        2,190,000 Tennessee Gas Pipeline Co.,
                  7.000%, 10/15/2028                                2,181,161
                                                               --------------
                                                                    9,944,230
                                                               --------------
                  Property & Casualty Insurance -- 1.5%
        5,530,000 Marsh & McLennan, Inc.,
                  5.875%, 8/01/2033                                 5,060,664

   Principal
   Amount (a)     Description                                  Value (+)
---------------------------------------------------------------------------
                  Property & Casualty Insurance -- continued
$       2,830,000 Travelers Property Casualty Corp.,
                  6.375%, 3/15/2033                          $    2,882,734
                                                             --------------
                                                                  7,943,398
                                                             --------------
                  Railroads -- 1.0%
        5,000,000 Canadian Pacific Railway Ltd.,
                  4.900%, 6/15/2010, (CAD), 144A                  4,561,888
          195,000 Missouri Pacific Railroad Co.,
                  4.750%, 1/01/2020(d)                              170,286
          243,000 Missouri Pacific Railroad Co.,
                  4.750%, 1/01/2030                                 192,746
          351,000 Missouri Pacific Railroad Co.,
                  5.000%, 1/01/2045                                 281,031
                                                             --------------
                                                                  5,205,951
                                                             --------------
                  Real Estate Investment Trusts -- 1.7%
        4,000,000 Colonial Realty LP,
                  4.800%, 4/01/2011                               3,845,248
          625,000 Colonial Realty LP,
                  5.500%, 10/01/2015                                608,994
        1,000,000 EOP Operating LP,
                  6.750%, 2/15/2012                               1,049,910
        2,195,000 Highwoods Realty LP,
                  7.500%, 4/15/2018                               2,421,493
          234,000 iStar Financial, Inc., Series REGS,
                  5.700%, 3/01/2014                                 232,638
        1,000,000 Spieker Properties, Inc.,
                  7.350%, 12/01/2017                              1,118,030
                                                             --------------
                                                                  9,276,313
                                                             --------------
                  Restaurants -- 0.1%
        1,000,000 McDonald's Corp.,
                  3.628%, 10/10/2010, (SGD)                         629,186
                                                             --------------
                  Retailers -- 0.0%
           22,000 J.C. Penney Co., Inc.,
                  7.125%, 11/15/2023                                 24,348
           25,000 Kellwood Co.,
                  7.625%, 10/15/2017                                 23,229
                                                             --------------
                                                                     47,577
                                                             --------------
                  Sovereigns -- 12.0%
       13,725,000 Canadian Government,
                  4.250%, 9/01/2008, (CAD)                       12,351,579
       16,265,000 Canadian Government,
                  4.500%, 9/01/2007, (CAD)                       14,608,306
        9,600,000 Canadian Government,
                  5.500%, 6/01/2010, (CAD)                        9,054,189
        5,000,000 Canadian Government, Series WH31,
                  6.000%, 6/01/2008, (CAD)                        4,619,101
       42,500,000 Mexican Fixed Rate Bonds, Series M-20,
                  8.000%, 12/07/2023, (MXN)                       3,691,013
       77,000,000 Mexican Fixed Rate Bonds, Series MI-10,
                  9.000%, 12/20/2012, (MXN)                       7,280,471
        1,976,978 PF Export Receivables Master Trust,
                  6.436%, 6/01/2015, 144A                         1,996,748
        1,515,000 Republic of Brazil,
                  8.250%, 1/20/2034                               1,742,250
          325,000 Republic of Brazil,
                  8.875%, 4/15/2024                                 390,813
          250,000 Republic of Brazil,
                  11.000%, 8/17/2040(d)                             325,625

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
   Amount (a)     Description                                      Value (+)
-------------------------------------------------------------------------------
                  Sovereigns -- continued
$       6,285,000 Republic of Brazil,
                  12.500%, 1/05/2022, (BRL)                      $    2,838,700
          240,000 Republic of Peru,
                  5.000%, 3/07/2017(c)                                  235,800
          500,000 Republic of South Africa,
                  5.250%, 5/16/2013, (EUR)                              655,265
          150,000 Republic of South Africa,
                  12.500%, 12/21/2006, (ZAR)                             19,397
       26,245,000 Republic of South Africa,
                  13.000%, 8/31/2010, (ZAR)                           3,848,761
          500,000 SP Powerassets Ltd.,
                  3.730%, 10/22/2010, (SGD)                             317,511
                                                                 --------------
                                                                     63,975,529
                                                                 --------------
                  Supranational -- 2.9%
       22,000,000 Inter-American Development Bank, Series EMTN,
                  Zero Coupon, 5/11/2009, (BRL)                       7,032,149
       13,265,000 Inter-American Development Bank, Series EMTN,
                  6.000%, 12/15/2017, (NZD)                           8,418,157
                                                                 --------------
                                                                     15,450,306
                                                                 --------------
                  Technology -- 3.8%
        2,500,000 Arrow Electronics, Inc.,
                  6.875%, 7/01/2013                                   2,619,155
        1,000,000 Arrow Electronics, Inc.,
                  6.875%, 6/01/2018                                   1,022,002
        5,335,000 Avnet, Inc.,
                  6.000%, 9/01/2015                                   5,205,530
        1,145,000 Avnet, Inc.,
                  6.625%, 9/15/2016                                   1,165,355
        4,590,000 Corning, Inc.,
                  7.250%, 8/15/2036                                   4,888,492
        1,625,000 Motorola, Inc.,
                  8.000%, 11/01/2011                                  1,813,396
        3,115,000 Samsung Electronics Co. Ltd.,
                  7.700%, 10/01/2027, 144A                            3,343,660
                                                                 --------------
                                                                     20,057,590
                                                                 --------------
                  Tobacco -- 0.4%
        2,000,000 Altria Group, Inc.,
                  7.000%, 11/04/2013                                  2,180,648
                                                                 --------------
                  Tobacco Settlement Revenue -- 0.5%
        2,730,000 Michigan Tobacco Settlement Finance Authority,
                  7.309%, 6/01/2034                                   2,824,130
                                                                 --------------
                  Transportation Services -- 0.2%
          131,084 Atlas Air, Inc.,
                  7.200%, 1/02/2019                                     130,101
        1,000,000 ERAC USA Finance Co.,
                  7.875%, 2/15/2008, 144A                             1,014,180
                                                                 --------------
                                                                      1,144,281
                                                                 --------------
                  Treasuries -- 9.9%
       11,940,000 U.S. Treasury Bond,
                  5.375%, 2/15/2031(d)                               12,896,131
       25,205,000 U.S. Treasury Note,
                  3.250%, 8/15/2007(d)                               24,838,746
       14,865,000 U.S. Treasury Note,
                  3.875%, 7/31/2007(d)                               14,733,772
                                                                 --------------
                                                                     52,468,649
                                                                 --------------

   Principal
   Amount (a)     Description                                                  Value (+)
-------------------------------------------------------------------------------------------
                  Wireless -- 2.5%
$       1,000,000 America Movil SA de CV,
                  4.125%, 3/01/2009                                          $      970,013
        1,750,000 Motorola, Inc.,
                  5.220%, 10/01/2097                                              1,394,376
       10,520,000 Telefonica Emisiones SAU,
                  7.045%, 6/20/2036                                              11,102,040
                                                                             --------------
                                                                                 13,466,429
                                                                             --------------
                  Wirelines -- 5.8%
        6,380,000 AT&T Corp.,
                  6.500%, 3/15/2029                                               6,293,774
        1,205,000 AT&T, Inc.,
                  6.150%, 9/15/2034                                               1,166,576
        8,125,000 BellSouth Corp.,
                  6.000%, 11/15/2034(d)                                           7,626,637
          350,000 GTE Corp.,
                  6.940%, 4/15/2028                                                 362,499
          620,000 New England Telephone & Telegraph,
                  7.875%, 11/15/2029                                                672,917
        1,400,000 Philippine Long Distance Telephone Co.,
                  8.350%, 3/06/2017                                               1,529,500
          250,000 Qwest Capital Funding, Inc.,
                  6.500%, 11/15/2018                                                226,250
        1,650,000 Qwest Capital Funding, Inc.,
                  6.875%, 7/15/2028                                               1,476,750
        1,440,000 Qwest Capital Funding, Inc.,
                  7.625%, 8/03/2021                                               1,395,000
           90,000 Qwest Corp.,
                  6.875%, 9/15/2033                                                  82,125
        1,000,000 Telekom Malaysia Berhad,
                  7.875%, 8/01/2025, 144A                                         1,201,263
        7,175,000 Verizon Communications,
                  5.850%, 9/15/2035                                               6,759,991
        1,015,000 Verizon Maryland, Inc.,
                  5.125%, 6/15/2033                                                 823,156
        1,330,000 Verizon New York, Inc., Series B,
                  7.375%, 4/01/2032                                               1,386,307
                                                                             --------------
                                                                                 31,002,745
                                                                             --------------
                  Total Non-Convertible Bonds (Identified Cost $472,218,456)    496,660,036
                                                                             --------------
Convertible Bonds -- 3.2%
                  Banking -- 1.4%
        7,185,000 Wells Fargo & Co.,
                  5.239%, 5/01/2033(c)(d)                                         7,259,005
                                                                             --------------
                  Independent/Energy -- 0.5%
          500,000 Devon Energy Corp.,
                  4.900%, 8/15/2008                                                 628,125
        1,750,000 Devon Energy Corp.,
                  4.950%, 8/15/2008                                               2,198,438
                                                                             --------------
                                                                                  2,826,563
                                                                             --------------
                  Pharmaceuticals -- 1.2%
        5,920,000 Bristol-Myers Squibb Co.,
                  4.890%, 9/15/2023(c)(d)                                         5,930,656
          360,000 Watson Pharmaceuticals, Inc.,
                  1.750%, 3/15/2023(d)                                              329,400
                                                                             --------------
                                                                                  6,260,056
                                                                             --------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
   Amount (a)     Description                                                          Value (+)
----------------------------------------------------------------------------------------------------
                  Technology -- 0.1%
$         655,000 Avnet, Inc.,
                  2.000%, 3/15/2034                                                 $      623,888
                                                                                    --------------
                  Total Convertible Bonds (Identified Cost $16,190,343)                 16,969,512
                                                                                    --------------
                  Total Bonds and Notes (Identified Cost $488,408,799)                 513,629,548
                                                                                    --------------
   Principal
   Amount (a)     Description
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 21.4%
        8,866,000 Tri-Party Repurchase Agreement with Fixed Income Clearing
                  Corporation, dated 9/29/06 at 3.450% to be repurchased at
                  $8,868,549 on 10/02/06 collateralized by $9,170,000 U.S.
                  Treasury Note, 3.375% due 11/15/08 with a value of
                  $9,160,924 including accrued interest                                  8,866,000
                                                                                    --------------
     Shares
----------------------------------------------------------------------------------------------------
      104,819,588 State Street Securities Lending Quality Trust(e)                     104,819,588
                                                                                    --------------
                  Total Short-Term Investments (Identified Cost $113,685,588)          113,685,588
                                                                                    --------------
                  Total Investments -- 117.9%
                  (Identified Cost $602,094,387)(b)                                    627,315,136
                  Other assets less liabilities -- (17.9)%                             (95,430,140)
                                                                                    --------------
                  Total Net Assets -- 100.0%                                        $  531,884,996
                                                                                    ==============
                + See Note 2a of Notes to Financial Statements.
              (a) Principal amount stated in U.S. dollars unless otherwise noted.
              (b) Federal Tax Information:
                  At September 30, 2006, the net unrealized appreciation on
                  investments based on cost of $605,229,450 for federal tax
                  purposes was as follows:
                  Aggregate gross unrealized appreciation for all securities in
                  which there is an excess of value over tax cost                   $   30,251,605
                  Aggregate gross unrealized depreciation for all securities in
                  which there is an excess of tax cost over value                       (8,165,919)
                                                                                    --------------
                  Net unrealized appreciation                                       $   22,085,686
                                                                                    ==============
              (c) Variable rate security. Rate as of September 30, 2006 is disclosed.
              (d) All or a portion of this security was on loan to brokers at September 30, 2006.
              (e) Represents investment of security lending collateral.
             144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
                  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $72,469,173 or 13.62% of total net assets.

Key to Abbreviations:

              AUD Australian Dollar
              BRL Brazilian Real
              CAD Canadian Dollar
              EUR Euro
              GBP British Pound
              IDR Indonesian Rupiah
              KRW South Korean Won
              MXN Mexican Peso
              NZD New Zealand Dollar
              SGD Singapore Dollar
              THB Thailand Baht
              ZAR South African Rand

Holdings at September 30, 2006 as a Percentage of Net Assets (Unaudited)

                        Sovereigns                12.0%
                        Treasuries                 9.9
                        Banking                    8.6
                        Foreign Local Governments  7.0
                        Wirelines                  5.8
                        Mortgage Related           5.4
                        Home Construction          4.4
                        Technology                 3.9
                        Electric                   3.0
                        Supranational              2.9
                        Media Cable                2.8
                        Wireless                   2.5
                        Life Insurance             2.2
                        Non-Captive Diversified    2.1
                        Independent/Energy         2.0
                        Healthcare                 2.0
                        Media Non-Cable            2.0
                        Others, less than 2% each 18.0

Currency Exposure at September 30, 2006 as a Percentage of Net Assets
(Unaudited)

                        Unites States Dollar      64.3%
                        Canadian Dollar           15.5
                        New Zealand Dollar         4.3
                        Brazilian Real             3.8
                        Mexican Peso               2.1
                        Others, less then 2% each  6.5

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

September 30, 2006

        ASSETS
         Investments at cost                      $         602,094,387
         Net unrealized appreciation                         25,220,749
                                                  ---------------------
           Investments at value(a)                          627,315,136
         Cash                                                       944
         Foreign currency at value (identified
           cost $274,333)                                       273,568
         Receivable for Fund shares sold                      7,904,867
         Interest receivable                                  6,767,975
         Securities lending income receivable                     2,679
                                                  ---------------------
           TOTAL ASSETS                                     642,265,169
                                                  ---------------------
        LIABILITIES
         Collateral on securities loaned, at
           value (Note 2)                                   104,819,588
         Payable for securities purchased                     1,117,766
         Payable for Fund shares redeemed                     3,880,185
         Management fees payable (Note 4)                       325,175
         Administrative fees payable (Note 4)                    24,094
         Deferred Trustees' fees (Note 4)                        55,572
         Service and distribution fees payable
           (Note 4)                                              15,802
         Other accounts payable and accrued
           expenses                                             141,991
                                                  ---------------------
           TOTAL LIABILITIES                                110,380,173
                                                  ---------------------
        NET ASSETS                                $         531,884,996
                                                  =====================
        NET ASSETS CONSIST OF :
         Paid-in capital                          $         505,164,478
         Undistributed net investment income                  6,585,027
         Accumulated net realized loss on
           investments and foreign currency
           transactions                                      (5,098,565)
         Net unrealized appreciation on
           investments and foreign currency
           translations                                      25,234,056
                                                  ---------------------
        NET ASSETS                                $         531,884,996
                                                  =====================
        COMPUTATION OF NET ASSET VALUE AND
         OFFERING PRICE:
         Class A shares:
           Net assets                             $         152,053,857
                                                  =====================
           Shares of beneficial interest                     13,393,501
                                                  =====================
           Net asset value and redemption price
            per share                             $               11.35
                                                  =====================
           Offering price per share (100/95.50
            of $11.35) (Note 1)                   $               11.88
                                                  =====================
         Class B shares: (redemption price per
           share is equal to net asset value
           less any applicable contingent
           deferred sales charge) (Note 1)
           Net assets                             $           5,525,285
                                                  =====================
           Shares of beneficial interest                        488,398
                                                  =====================
           Net asset value and offering price
            per share                             $               11.31
                                                  =====================
         Class C shares: (redemption price per
           share is equal to net asset value
           less any applicable contingent
           deferred sales charge) (Note 1)
           Net assets                             $          82,863,423
                                                  =====================
           Shares of beneficial interest                      7,333,242
                                                  =====================
           Net asset value and offering price
            per share (Note 1)                    $               11.30
                                                  =====================
         Class Y shares:
           Net assets                             $          76,547,953
                                                  =====================
           Shares of beneficial interest                      6,740,726
                                                  =====================
           Net asset value, offering and
            redemption price per share            $               11.36
                                                  =====================
         Class J shares:
           Net assets                             $         214,894,478
                                                  =====================
           Shares of beneficial interest                     18,954,030
                                                  =====================
           Net asset value and redemption price
            per share                             $               11.34
                                                  =====================
           Offering price per share (100/96.50
            of $11.34) (Note 1)                   $               11.75
                                                  =====================
        (a) Including securities on loan with a
         market values of:                        $         102,656,052
                                                  =====================

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Year Ended September 30, 2006

        INVESTMENT INCOME
         Interest                                 $          23,219,438
         Securities lending income (Note 2)                      76,894
         Less net foreign taxes withheld                           (422)
                                                  ---------------------
                                                             23,295,910
                                                  ---------------------
         Expenses
           Management fees (Note 4)                           1,714,761
           Service fees - Class A (Note 4)                      204,367
           Service and distribution fees -
            Class B (Note 4)                                     41,770
           Service and distribution fees -
            Class C (Note 4)                                    481,084
           Service and distribution fees -
            Class J (Note 4)                                  1,916,012
           Trustees' fees and expenses (Note 4)                  38,565
           Administrative fees (Note 4)                         218,559
           Custodian fees and expenses                           55,786
           Transfer agent fees and expenses -
            Class A                                              28,445
           Transfer agent fees and expenses -
            Class B                                               2,699
           Transfer agent fees and expenses -
            Class C                                               9,808
           Transfer agent fees and expenses -
            Class Y                                              11,610
           Transfer agent fees and expenses -
            Class J                                              10,995
           Audit fees                                            71,104
           Legal fees - Class A                                   4,365
           Legal fees - Class B                                     288
           Legal fees - Class C                                   2,566
           Legal fees - Class Y                                   2,384
           Legal fees - Class J                                   6,716
           Shareholder reporting expenses -
            Class A                                              27,868
           Shareholder reporting expenses -
            Class B                                               2,548
           Shareholder reporting expenses -
            Class C                                              14,641
           Shareholder reporting expenses -
            Class Y                                              16,635
           Shareholder reporting expenses -
            Class J                                              39,995
           Registration fees - Class A                           31,171
           Registration fees - Class B                           11,031
           Registration fees - Class C                           23,889
           Registration fees - Class Y                           20,406
           Registration fees - Class J                            4,486
           Expense recapture (Note 4)                           169,468
           Miscellaneous expenses                                27,051
                                                  ---------------------
         Total expenses                                       5,211,073
           Less reimbursement (Note 4)                          (38,905)
                                                  ---------------------
         Net expenses                                         5,172,168
                                                  ---------------------
         Net investment income                               18,123,742
                                                  ---------------------
        REALIZED AND UNREALIZED GAIN (LOSS) ON
         INVESTMENTS AND FOREIGN CURRENCY
         TRANSACTIONS
         Realized gain on:
           Investments - net                                  4,078,452
           Foreign currency transactions - net                    6,939
         Change in unrealized appreciation
           (depreciation) on:
           Investments - net                                  1,774,522
           Foreign currency translations - net                   13,589
                                                  ---------------------
         Net realized and unrealized gain on
           investments and foreign currency
           transactions                                       5,873,502
                                                  ---------------------
        NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                          $          23,997,244
                                                  =====================

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS


                                               Year Ended             Year Ended
                                              September 30,          September 30,
                                                  2006                   2005
                                          ---------------------  ---------------------
                                          ---------------------  ---------------------
FROM OPERATIONS:
 Net investment income                    $          18,123,742  $          15,198,692
 Net realized gain on investments and
   foreign currency transactions                      4,085,391             15,963,185
 Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                      1,788,111             (7,287,638)
                                          ---------------------  ---------------------
 Increase in net assets resulting from
   operations                                        23,997,244             23,874,239
                                          ---------------------  ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
   Class A                                           (4,862,695)            (1,380,960)
   Class B                                             (236,234)              (143,680)
   Class C                                           (2,545,779)              (807,975)
   Class Y                                           (2,385,934)            (1,072,660)
   Class J                                          (16,362,403)           (19,375,156)
 Capital gains:
   Class A                                           (1,094,552)              (312,527)
   Class B                                              (72,697)               (35,217)
   Class C                                             (662,167)              (164,210)
   Class Y                                             (499,013)              (200,515)
   Class J                                           (5,341,430)            (4,635,137)
                                          ---------------------  ---------------------
 Total distributions                                (34,062,904)           (28,128,037)
                                          ---------------------  ---------------------
INCREASE IN NET ASSETS FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 7)                        130,917,651             39,379,478
                                          ---------------------  ---------------------
 Total increase in net assets                       120,851,991             35,125,680
                                          ---------------------  ---------------------
NET ASSETS
 Beginning of year                                  411,033,005            375,907,325
                                          ---------------------  ---------------------
 End of year                              $         531,884,996  $         411,033,005
                                          =====================  =====================
UNDISTRIBUTED NET INVESTMENT INCOME       $           6,585,027  $           8,366,427
                                          =====================  =====================

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS


                              Income (loss) from investment operations:            Less distributions:
                              ----------------------------------------- -----------------------------------------

                   Net asset
                     value,                                               Dividends    Distributions
                   beginning     Net        Net realized    Total from       from        from net
                       of     investment   and unrealized   investment  net investment   realized        Total
                   the period income (d)    gain (loss)     operations      income     capital gains distributions
                   ---------- ----------   --------------   ----------  -------------- ------------- -------------
   Class A
  9/30/2006        $    11.71 $     0.51     $     0.10     $     0.61    $    (0.75)   $    (0.22)   $    (0.97)
  9/30/2005             11.84       0.49           0.29           0.78         (0.74)        (0.17)        (0.91)
  9/30/2004             11.54       0.52           0.45           0.97         (0.60)        (0.07)        (0.67)
  9/30/2003             10.23       0.58           1.46           2.04         (0.59)        (0.14)        (0.73)
  9/30/2002(f)(h)       10.18       0.39           0.04           0.43         (0.38)           --         (0.38)
   Class B
  9/30/2006             11.67       0.42           0.10           0.52         (0.66)        (0.22)        (0.88)
  9/30/2005             11.82       0.41           0.27           0.68         (0.66)        (0.17)        (0.83)
  9/30/2004             11.53       0.43           0.45           0.88         (0.52)        (0.07)        (0.59)
  9/30/2003(g)          11.21       0.02           0.30           0.32            --            --            --
   Class C
  9/30/2006             11.66       0.42           0.11           0.53         (0.67)        (0.22)        (0.89)
  9/30/2005             11.81       0.40           0.28           0.68         (0.66)        (0.17)        (0.83)
  9/30/2004             11.53       0.43           0.45           0.88         (0.53)        (0.07)        (0.60)
  9/30/2003(g)          11.21       0.02           0.30           0.32            --            --            --
   Class Y
  9/30/2006             11.71       0.55           0.11           0.66         (0.79)        (0.22)        (1.01)
  9/30/2005             11.85       0.54           0.28           0.82         (0.79)        (0.17)        (0.96)
  9/30/2004             11.54       0.57           0.45           1.02         (0.64)        (0.07)        (0.71)
  9/30/2003             10.23       0.61           1.46           2.07         (0.62)        (0.14)        (0.76)
  9/30/2002(f)          10.09       0.62           0.09           0.71         (0.55)        (0.02)        (0.57)
   Class J
  9/30/2006             11.69       0.46           0.11           0.57         (0.70)        (0.22)        (0.92)
  9/30/2005             11.83       0.46           0.27           0.73         (0.70)        (0.17)        (0.87)
  9/30/2004             11.53       0.48           0.44           0.92         (0.55)        (0.07)        (0.62)
  9/30/2003             10.22       0.52           1.47           1.99         (0.54)        (0.14)        (0.68)
  9/30/2002(f)          10.09       0.54           0.09           0.63         (0.48)        (0.02)        (0.50)


(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)The adviser has agreed to reimburse/waive a portion of the Fund's expenses during the period. Without this reimbursement/waiver the Fund's ratio of operating expenses would have been higher.
(c)Annualized basis for periods less than one year.
(d)Per share net investment income has been calculated using the average shares outstanding during the period.
(e)A sales charge for Class A, Class C (prior to February 1, 2004) and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

                See accompanying notes to financial statements.

                                           Ratios to average net assets:
                                      ----------------------------------------

Net asset               Net assets,
  value,      Total       end of          Net         Gross     Net investment Portfolio
  end of     return     the period      Expenses     Expenses       income     turnover
the period   (%) (a)      (000's)      (%) (b)(c)    (%) (c)       (%) (c)     rate (%)
---------- ---------    -----------   ----------   ---------    -------------- ---------
$    11.35       5.6(e) $  152,054         0.92(i)      0.92(i)        4.59           35
     11.71       6.8(e)     39,168         0.95         1.14           4.21           28
     11.84       8.8(e)      9,506         0.93         1.67           4.52           29
     11.54      20.6(e)      1,128         0.80         4.67           5.21           34
     10.23       4.3            11         0.80       191.59           5.85           39
     11.31       4.8(e)      5,525         1.70         1.89           3.75           35
     11.67       5.9(e)      3,443         1.70         2.18           3.47           28
     11.82       7.9(e)      1,797         1.70         2.42           3.77           29
     11.53       2.9(e)        160         1.70         7.81           5.83           34
     11.30       4.9(e)     82,863         1.70(i)      1.70(i)        3.79           35
     11.66       5.9(e)     27,992         1.70         1.97           3.45           28
     11.81       7.9(e)      9,191         1.70         2.42           3.74           29
     11.53       2.9(e)          3         1.70         7.81           4.35           34
     11.36       6.1        76,548         0.55         0.63           4.94           35
     11.71       7.1        26,012         0.55         0.82           4.61           28
     11.85       9.2        12,543         0.55         1.08           4.92           29
     11.54      20.9        10,230         0.55         1.34           5.58           34
     10.23       7.2         7,874         0.55         1.13           6.08           39
     11.34       5.3(e)    214,894         1.30(i)      1.30(i)        4.09           35
     11.69       6.4(e)    314,418         1.30         1.35           3.89           28
     11.83       8.3(e)    342,871         1.30         1.33           4.15           29
     11.53      20.0(e)    335,666         1.30         1.36           4.79           34
     10.22       6.4(e)    211,105         1.30         1.55           5.33           39

(f)As required effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A, Class Y, and Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A, Class Y and Class J decreased from 5.88% to 5.85%, 6.10% to 6.08%, and 5.35% to 5.33%, respectively, on an annualized basis.
(g)From commencement of class operations on September 12, 2003 through September 30, 2003.
(h)From commencement of class operations on January 31, 2002 through September 30, 2002.
(i)Includes expense recapture of 0.06%, 0.09%, and 0.03% for Class A, Class C, and Class J, respectively. See Note 4.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2006

1. Organization. Loomis Sayles Funds II (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the "Fund" or the "Investment Grade Bond Fund"); the financial statements for the remaining fixed income funds and the equity funds of the Trust are presented in separate reports.

The Fund offers Class A, Class B, Class C, Class Y and Class J shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. They are generally intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amount. Class J shares are only offered to non-U.S. investors and are sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a fund. Expenses which can not be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees, registration, legal, shareholder reporting and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

September 30, 2006


Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2006, there were no open forward currency contracts.

e. Federal and Foreign Income Taxes. The Trust treats the Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred Trustees' fees and corporate action adjustments. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

      2006 Distributions Paid From:         2005 Distributions Paid From:
  ------------------------------------- -------------------------------------
   Ordinary     Long-Term                Ordinary     Long-Term
    Income    Capital Gains    Total      Income    Capital Gains    Total
  ----------- ------------- ----------- ----------- ------------- -----------
  $26,394,301  $7,668,603   $34,062,904 $22,981,935  $5,146,102   $28,128,037

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

September 30, 2006


As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                   $ 6,640,600
          Capital loss carryforward:
            Expires September 30, 2014                       (215,200)
                                                          -----------
          Total capital loss carryforward                    (215,200)
          Deferred net capital losses (post October 2005)  (1,723,678)
          Unrealized appreciation (depreciation)           22,098,993
                                                          -----------
          Total accumulated earnings (losses)             $26,800,715
                                                          ===========

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Fund with respect to such loans at September 30, 2006 were $102,656,052 and $104,819,588, respectively.

i. Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

j. New Accounting Pronouncements. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Fund's financial statements.

3. Purchases and Sales of Securities. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency Securities and including paydowns) were $203,034,284 and $67,216,215, respectively. Purchases and sales of U.S. Government/Agency Securities (excluding short-term investments and including paydowns) were $51,459,771 and $79,054,003, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to defer its management fees and/or reimburse certain expenses associated with the Fund to limit its operating expenses. This undertaking is in effect until January 31, 2007 and will be reevaluated on an annual basis. For the year ended
September 30, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

                         Expense Limit as a Percentage of
                             Average Daily Net Assets
                  -   --------------------------------------
                      Class A Class B Class C Class Y Class J
                  -   ------- ------- ------- ------- -------
                       0.95%   1.70%   1.70%   0.55%   1.30%

September 30, 2006


For the year ended September 30, 2006, the management fees for the Fund were $1,714,761 (0.40% of average daily net assets).

For the year ended September 30, 2006, expenses have been reimbursed to the Fund in the amount of $38,905.

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through reduction of the management fees or otherwise) in later periods to the extent a class' expenses fall below the expense limits, provided, however, that the classes are not obligated to pay such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. For the year ended September 30, 2006 the expense recaptured and the amounts reimbursed and subject to possible reimbursement under the expense limitation agreements until September 30, 2007 were as follows:

                                              Expense Subject
                   Expense Recaptured For       to Possible
                       the year ended          Reimbursement
             Class   September 30, 2006   until September 30, 2007
             -----   ------------------   ------------------------
             A            $ 46,050                $    --
             B                  --                  8,037
             C              45,335                     --
             Y                  --                 30,868
             J              78,083                     --
                          --------                -------
             Total        $169,468                $38,905
                          ========                =======

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

b. Administrative Fees. IXIS Asset Management Advisors, L.P. ("IXIS Advisors") provides certain administrative services for the Fund and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I and the Trust ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2006, amounts paid to IXIS Advisors for administrative fees were $218,559.

c. Service and Distribution Fees. The Trust has entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the Fund, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors"), a wholly-owned subsidiary of IXIS US Group.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays IXIS Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

September 30, 2006


Class J shares are subject to a monthly shareholder service fee at an annual rate not to exceed 0.25% and a monthly distribution fee, at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Fund's Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2006 the Fund paid the following service and distribution fees:

                    Service Fees                 Distribution Fees
         ---------------------------------- ---------------------------
         Class A  Class B Class C  Class J  Class B Class C   Class J
         -------- ------- -------- -------- ------- -------- ----------
         $204,367 $10,442 $120,271 $632,283 $31,328 $360,813 $1,283,729

d. Commissions. The Fund has been informed that commissions (including CDSCs) on Fund shares paid to IXIS Distributors by investors in Class B and C shares of the Fund were $659,853 and commissions paid to Loomis Sayles Distributors by investors in Class J shares of the Fund were $64,981 for the year ended September 30, 2006.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

Prior to November 18, 2005, the Trust had co-chairmen of the Board who each received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Fund's assets to pay its portion of the annual salary for 2005 of an employee of IXIS Advisors who supported the Fund's Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, the Fund's portion of such expense was approximately $575.

5. Line of Credit. The Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participates in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Fund had no borrowings under this agreement.

6. Shareholders. At September 30, 2006, the Loomis Sayles Employees' Profit Sharing Retirement Plan held 145,954 shares of beneficial interest of Class Y shares.

September 30, 2006


7. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                      11,230,945  $     126,226,876
   Issued in connection with the reinvestment of distributions            352,275          3,935,430
   Redeemed                                                            (1,535,143)       (17,175,742)
                                                                 ----------------  -----------------
   Net change                                                          10,048,077  $     112,986,564
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         240,949  $       2,698,624
   Issued in connection with the reinvestment of distributions             16,025            178,511
   Redeemed                                                               (63,654)          (714,457)
                                                                 ----------------  -----------------
   Net change                                                             193,320  $       2,162,678
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       5,470,170  $      61,111,182
   Issued in connection with the reinvestment of distributions             70,352            782,300
   Redeemed                                                              (607,944)        (6,782,002)
                                                                 ----------------  -----------------
   Net change                                                           4,932,578  $      55,111,480
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                       5,065,197  $      56,470,540
   Issued in connection with the reinvestment of distributions            181,821          2,031,990
   Redeemed                                                              (727,813)        (8,198,573)
                                                                 ----------------  -----------------
   Net change                                                           4,519,205  $      50,303,957
                                                                 ----------------  -----------------
Class J
   Issued from the sale of shares                                       1,154,600  $      12,921,601
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                            (9,098,390)      (102,568,629)
                                                                 ----------------  -----------------
   Net change                                                          (7,943,790) $     (89,647,028)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 11,749,390  $     130,917,651
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
                                                                      Shares             Amount
                                                                 ----------------  -----------------
Class A
   Issued from the sale of shares                                       3,673,755  $      43,260,058
   Issued in connection with the reinvestment of distributions            117,060          1,374,999
   Redeemed                                                            (1,248,177)       (14,457,682)
                                                                 ----------------  -----------------
   Net change                                                           2,542,638  $      30,177,375
                                                                 ----------------  -----------------
Class B
   Issued from the sale of shares                                         178,693  $       2,100,081
   Issued in connection with the reinvestment of distributions              9,317            109,318
   Redeemed                                                               (44,982)          (526,800)
                                                                 ----------------  -----------------
   Net change                                                             143,028  $       1,682,599
                                                                 ----------------  -----------------
Class C
   Issued from the sale of shares                                       1,772,891  $      20,667,457
   Issued in connection with the reinvestment of distributions             12,470            145,879
   Redeemed                                                              (163,058)        (1,894,867)
                                                                 ----------------  -----------------
   Net change                                                           1,622,303  $      18,918,469
                                                                 ----------------  -----------------
Class Y
   Issued from the sale of shares                                       1,856,725  $      21,663,391
   Issued in connection with the reinvestment of distributions             91,507          1,075,420
   Redeemed                                                              (785,313)        (9,152,896)
                                                                 ----------------  -----------------
   Net change                                                           1,162,919  $      13,585,915
                                                                 ----------------  -----------------
Class J
   Issued from the sale of shares                                       9,384,600  $     110,412,999
   Issued in connection with the reinvestment of distributions                 --                 --
   Redeemed                                                           (11,470,140)      (135,397,879)
                                                                 ----------------  -----------------
   Net change                                                          (2,085,540) $     (24,984,880)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                  3,385,348  $      39,379,478
                                                                 ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II ("the Fund"), at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

      2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Fund paid distributions of $7,668,603, which have been designated as capital gains distributions for the fiscal year ended September 30, 2006.

Qualified Interest Income. Pursuant to the American Jobs Creation Act of 2004 ("the Act"), regulated investment companies are permitted to designate distributions of short-term gains and qualified interest income as exempt from U.S. withholding tax when paid to foreign investors. The Fund intends to designate the maximum amount allowable pursuant to the Act as qualified interest income eligible for tax exempt status.

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds II (the "Trust"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust's Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles at 800-343-2029.

                       Position(s) Held with the                                     Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------      ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.     Trustee since 2003     Douglas Dillon Professor and     38
(3/23/40)                 Contract Review and     Director of the Belfer Center    Director, Taubman Centers,
                          Governance Committee    for Science and International    Inc. (real estate investment
                                 Member           Affairs, John F. Kennedy         trust)
                                                  School of Government,
                                                  Harvard University

Charles D. Baker           Trustee since 2005     President and Chief Executive    38
(11/13/56)                Contract Review and     Officer, Harvard Pilgrim         None
                          Governance Committee    Health Care (health plan)
                                 Member

Edward A. Benjamin         Trustee since 2002     Retired                          38
(5/30/38)               Chairman of the Contract                                   Director, Precision Optics
                         Review and Governance                                     Corporation (optics
                               Committee                                           manufacturer)

Daniel M. Cain             Trustee since 2003     President and Chief Executive    38
(2/24/45)                Chairman of the Audit    Officer, Cain Brothers &         Director, Sheridan Healthcare
                               Committee          Company, Incorporated            Inc. (physician practice
                                                  (investment banking)             management)

Paul G. Chenault +         Trustee since 2000     Retired; Trustee, First Variable 38
(9/12/33)                 Contract Review and     Life (variable life insurance)   Director, Mailco Office
                          Governance Committee                                     Products, Inc. (mailing
                                 Member                                            equipment)

Kenneth J. Cowan +         Trustee since 2003     Retired                          38
(4/5/32)                  Contract Review and                                      None
                          Governance Committee
                                 Member

Richard Darman             Trustee since 2003     Partner, The Carlyle Group       38
(5/10/43)                 Contract Review and     (investments); formerly,         Director and Chairman of
                          Governance Committee    Professor, John F. Kennedy       Board of Directors, AES
                                 Member           School of Government,            Corporation (international
                                                  Harvard University               power company)

Sandra O. Moose            Trustee since 2003     President, Strategic Advisory    38
(2/17/42)                     Chairperson         Services (management             Director, Verizon
                        of the Board of Trustees  consulting); formerly, Senior    Communications; Director,
                          since November 2005     Vice President and Director,     Rohm and Haas Company
                        Ex officio member of the  The Boston Consulting Group,     (specialty chemicals);
                          Audit Committee and     Inc. (management consulting)     Director, AES Corporation
                          Contract Review and                                      (international power
                          Governance Committee                                     company)

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                      Number of Portfolios in
                          Trust, Length of Time         Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*       During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------       ---------------------       ----------------------------

INDEPENDENT TRUSTEES
continued

John A. Shane +             Trustee since 2003      President, Palmer Service       38
(2/22/33)                 Audit Committee Member    Corporation (venture capital    Director, Gensym
                                                    organization)                   Corporation (software and
                                                                                    technology service provider);
                                                                                    Director and Chairman of the
                                                                                    Board, Abt Associates Inc.
                                                                                    (research and consulting firm)

Cynthia L. Walker           Trustee since 2005      Executive Dean for              38
(7/25/56)                 Audit Committee Member    Administration (formerly,       None
                                                    Dean for Finance and CFO),
                                                    Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/   Chief Executive Officer and President, Chairman, Director,  38
(4/14/47)                   Trustee since 2002      and Chief Executive Officer,    None
555 California Street                               Loomis, Sayles & Company,
San Francisco, CA 94104                             L.P.; President and Chief
                                                    Executive Officer for Loomis
                                                    Sayles Funds I; Chief Executive
                                                    Officer for Loomis Sayles
                                                    Funds II

John T. Hailer/2/       President and Trustee since President and Chief Executive   38
(11/23/60)                         2003             Officer, IXIS Asset             None
                                                    Management Advisors, L.P.,
                                                    IXIS Asset Management
                                                    Distributors, L.P. and IXIS
                                                    Asset Management Global
                                                    Associates, L.P.; Executive
                                                    Vice President, Loomis Sayles
                                                    Funds I; President and Chief
                                                    Executive Officer, AEW Real
                                                    Estate Income Fund, IXIS
                                                    Advisor Cash Management
                                                    Trust, IXIS Advisor Funds
                                                    Trust I, IXIS Advisor Funds
                                                    Trust II, IXIS Advisor Funds
                                                    Trust III and IXIS Advisor
                                                    Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the Trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any Trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

**Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trust serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").

+ Effective December 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Advisors and IXIS Asset Management Distributors L.P.

                        TRUSTEE AND OFFICER INFORMATION


                            Position(s) Held         Term of Office and        Principal Occupation(s)
Name and Date of Birth       with the Trust        Length of Time Served*       During Past 5 Years**
----------------------       --------------        ----------------------       ---------------------

OFFICERS OF THE TRUST

 Coleen Downs Dinneen  Secretary, Clerk and Chief Since September 2004      Senior Vice President, General
 (12/16/60)                  Legal Officer                                  Counsel, Secretary and Clerk
                                                                            (formerly, Deputy General
                                                                            Counsel, Assistant Secretary
                                                                            and Assistant Clerk), IXIS
                                                                            Asset Management
                                                                            Distribution Corporation,
                                                                            IXIS Asset Management
                                                                            Distributors, L.P. and IXIS
                                                                            Asset Management Advisors,
                                                                            L.P.

 Daniel J. Fuss         Executive Vice President  Since June 2003           Vice Chairman and Director,
 (9/27/33)                                                                  Loomis, Sayles & Company,
 One Financial Center                                                       L.P.; Prior to 2002, President
 Boston, MA 02111                                                           and Trustee of Loomis Sayles
                                                                            Funds II

 Russell L. Kane       Chief Compliance Officer;  Chief Compliance Officer, Chief Compliance Officer for
 (7/23/69)                Assistant Secretary     Since May 2006; Assistant Mutual Funds, Vice President,
                                                  Secretary Since June 2004 Associate General Counsel,
                                                                            Assistant Secretary and
                                                                            Assistant Clerk, IXIS Asset
                                                                            Management Distribution
                                                                            Corporation, IXIS Asset
                                                                            Management Distributors,
                                                                            L.P. and IXIS Asset
                                                                            Management Advisors, L.P.;
                                                                            formerly, Senior Counsel,
                                                                            Columbia Management
                                                                            Group.

 Michael C. Kardok        Treasurer, Principal    Since October 2004        Senior Vice President, IXIS
 (7/17/59)              Financial and Accounting                            Asset Management Advisors,
                                Officer                                     L.P. and IXIS Asset
                                                                            Management Distributors,
                                                                            L.P.; formerly, Senior
                                                                            Director, PFPC Inc; formerly,
                                                                            Vice President -- Division
                                                                            Manager, First Data Investor
                                                                            Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                          Position(s) Held       Term of Office and       Principal Occupation(s)
Name and Date of Birth     with the Trust      Length of Time Served*      During Past 5 Years**
----------------------     --------------      ----------------------      ---------------------

OFFICERS OF THE TRUST
continued

  Max J. Mahoney        Anti-Money Laundering   Since August 2005     Vice President, Deputy
  (5/1/62)              Officer and Assistant                         General Counsel, Assistant
                              Secretary                               Secretary and Assistant Clerk,
                                                                      IXIS Asset Management
                                                                      Distribution Corporation.
                                                                      Senior Vice President, Deputy
                                                                      General Counsel, Assistant
                                                                      Secretary, Assistant Clerk and
                                                                      Chief Compliance Officer --
                                                                      Investment Adviser, IXIS Asset
                                                                      Management Distributors, L.P.
                                                                      and IXIS Asset Management
                                                                      Advisors, L.P.; formerly,
                                                                      Senior Counsel, MetLife, Inc.;
                                                                      formerly, Associate Counsel,
                                                                      LPL Financial Services, Inc.

  John E. Pelletier    Chief Operating Officer  Since September 2004  Executive Vice President and
  (6/24/64)                                                           Chief Operating Officer
                                                                      (formerly, Senior Vice
                                                                      President, General Counsel,
                                                                      Secretary and Clerk), IXIS
                                                                      Asset Management
                                                                      Distribution Corporation,
                                                                      IXIS Asset Management
                                                                      Distributors, L.P. and IXIS
                                                                      Asset Management Advisors,
                                                                      L.P.; Executive Vice President,
                                                                      Chief Operating Officer and
                                                                      Director (formerly, President,
                                                                      Chief Operating Officer and
                                                                      Director), IXIS Asset
                                                                      Management Services
                                                                      Company.

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. John A. Shane are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                                                 Audit-related
                                  Audit fees         fees        Tax fees/1/   All other fees/2/
                               ----------------- ------------  --------------- -----------------
                                 2005     2006   2005   2006    2005    2006    2005     2006
                               -------- -------- ----  ------- ------- ------- -------  -------
Loomis Sayles Funds II........ $316,550 $351,270  --   $13,873 $34,687 $17,570 $11,320  $50,402

1. The tax fees consist of preparation of fiscal year-end distribution analysis, financial statement disclosures, and tax return (2005) and review of year-end shareholder reporting (2005, 2006).

2. All other fees consist of filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund (2005,
   2006) and a review of income and expense allocation methods in conjunction with the annual renewal of the Trust's management contract (2006).

Aggregate fees billed to the Registrant for non-audit services during 2005 and 2006 were $46,007 and $81,845, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                            Audit-related fees     Tax fees     All other fees
                            ------------------ ---------------- ---------------
                             2005      2006     2005     2006    2005    2006
                             -------  -------  ------- -------- ------- -------
Control Affiliates......... $97,600   $17,250  $86,450 $154,130 $47,800 $45,800

Aggregate fees billed to Control Affiliates for non-audit services during 2005 and 2006 were $231,850 and $217,180, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

As part of the September 30, 2006 annual audit of the financial statements for the Loomis Sayles Global Markets Fund it was determined that the beginning net asset values for the Fund's Class A shares and Class C shares were incorrectly reported in the semiannual report dated March 31, 2006 and in drafts of the annual report dated September 30, 2006 (although the issue was identified and corrected before the annual report was finalized). In addition, the total returns for Class A shares and Class C shares for the period ending March 31, 2006 were also incorrectly reported. Listed below is a summary of the correct and incorrect information:

March 31, 2006 Semiannual Report (unaudited)

            Incorrect Inception Correct Inception Incorrect Total Correct Total
              Net Asset Value    Net Asset Value      Return         Return
            ------------------- ----------------- --------------- -------------
Class A....       $10.00             $12.71             8.4%          (0.2%)
Class C....       $10.00             $12.71             8.1%          (0.3%)

Draft September 30, 2006 Annual Report

                                          Incorrect Inception Correct Inception
                                            Net Asset Value    Net Asset Value
                                          ------------------- -----------------
Class A..................................       $10.00             $12.71
Class C..................................       $10.00             $12.71

In connection with these findings, the registrant's principal executive and principal financial officers reevaluated the registrant's disclosure controls and procedures within 90 days of this report and determined that those disclosure controls and procedures were not effective for the periods ended March 31, 2006 and September 30, 2006 in that there was a failure by certain of the registrant's service providers to follow necessary processes for new classes of shares. The Chief Financial Officer of the registrant disclosed to the registrant's auditors, PricewaterhouseCoopers LLP, and the Audit Committee of the registrant's Board of Trustees his conclusion that the failure to follow the above-mentioned processes is a significant deficiency in the operation of the registrant's internal control over financial reporting.

The registrant is remediating the significant deficiency in the operation of its internal control over financing reporting by taking the following actions:

    . Management has discussed with the relevant service providers the cause of the error and the corrective actions they have taken, or are taking, to detect and/or prevent future errors of this type. One service provider is strengthening its internal processes relating to the validation of information supporting the disclosures for new classes of shares while the other service provider is enhancing its existing controls to place more focus on the financial information related to the commencement of new classes of shares.

    . Each of the service providers has made personnel changes and has provided additional training to remaining personnel involved in the preparation and review of financial statements.

Other than as described above, there were no changes in the registrant's internal control over financial reporting during the quarter ended
September 30, 2006 that materially effected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
    (a)(1).

(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and (a)(2)(2), respectively.

(a) (3) Not applicable.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Loomis Sayles Funds II

                                           By:    /s/ Robert J. Blanding
                                                  ------------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer
                                           Date:  November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                           By:    /s/ Robert J. Blanding
                                                  ------------------------------
                                           Name:  Robert J. Blanding
                                           Title: Chief Executive Officer
                                           Date:  November 28, 2006

                                           By:    /s/ Michael C. Kardok
                                                  ------------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  November 28, 2006